              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                          MFS TOTAL RETURN PORTFOLIO

                      TRAVELERS MANAGED INCOME PORTFOLIO

                      SMITH BARNEY MONEY MARKET PORTFOLIO
              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. - MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolio(s)") for the period ended April 30, 2001./1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 9 through 25 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

Portfolio Highlights
MFS Total Return Portfolio
For the six months ended April 30, 2001, the MFS Total Return Portfolio ("Portfolio") returned 4.43%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 12.06% and the Lehman Brothers Government/Corporate Bond Index/3/ returned 6.23%, respectively, for the same period. Past performance is not indicative of future results.
--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Lehman Brothers Government/Corporate Bond Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

The Portfolio's primary investment objective is to offer above average income (compared to a portfolio invested entirely in stocks) as is consistent with the prudent employment of capital. The Portfolio's secondary investment objective is growth of capital and income. The Portfolio seeks to achieve its objectives by investing in a broad range of stocks and bonds of both U.S. and foreign issuers.

The broad U.S. stock market declined for a fourth straight quarter, as measured by the S&P 500. As with the fourth quarter of 2000, the technology sector led the U.S. market decline for the first quarter of 2001. The Federal Reserve Board ("Fed") reduced the federal funds rate ("fed funds rate")/4/ three times in the first quarter of 2001. The U.S. economy continued to slow during the period.

The stock portion of the Portfolio outperformed the S&P 500 during the first quarter of 2001. The managers feel that the stock market in general favored more conservatively valued companies at the expense of more richly valued companies during the period. The largest contributor to the Portfolio's performance was its underweighting in technology stocks. However, its overweightings in utilities, communications and energy stocks also helped performance. The Portfolio's primary detractor from performance was its retail holdings.

While it is always painful to watch stock prices decline, the managers believe the current downturn is a short-term event. In their view, the economy is simply going through an adjustment period that will ultimately set us up for a prolonged period of growth. The managers also believe that companies' efforts to reduce inventories and ratchet down production to better match consumer demand are positive signs. While inventory reduction can hurt economic results in the short run, the Portfolio's managers believe the current inventory correction will help get the economy back on track.

In a counterintuitive way, they feel higher unemployment can also be healthy for the economy because labor inflation should moderate and companies can grow based on demand for their services rather than their ability to attract workers at any cost. The managers have recently seen banks become more wary of lending money for questionable business plans. Again, this might be viewed by some as a short-term negative, but the managers believe it can also help reverse the loose lending practices that have led to poor investment decisions.

--------
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Travelers Managed Income Portfolio
For the six months ended April 30, 2001, the Travelers Managed Income Portfolio ("Portfolio") returned 7.25%. In comparison, the Lehman Brothers Intermediate Government/Corporate Index returned 6.23% for the same period. Past performance is not indicative of future results.

The Portfolio seeks high current income as is consistent with prudent risk of capital. The Portfolio invests primarily in U.S. corporate debt and U.S. government securities, including mortgage and asset-backed securities, but to a limited extent the Portfolio may also invest in foreign issues.

Smith Barney Money Market Portfolio
For the six months ended April 30, 2001, the Portfolio returned 2.75%. Past performance is not indicative of future results. The primary investment objective of the Smith Barney Money Market Portfolio ("Portfolio") is to obtain maximum current income consistent with preservation of capital.

Please note that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

In the opinion of the managers, the current economic situation is fairly different from six months ago. Since the first few months of 2001, the Fed lowered short-term rates by 2%. The managers feel that the Fed was acting in response to declining corporate profits, capital spending and a weakening manufacturing sector. Recent data demonstrates that the weakness in the economy has spread to other sectors besides manufacturing. Despite first quarter 2001 Gross Domestic Product ("GDP")/5/ growth of 2.0%, productivity, consumer confidence and the labor markets all show signs of a slow down. The unemployment rate recently rose to 4.5%, its highest level in 21/2 years. Expectations are that the consumer spending will slow in the wake of recent job losses, a hesitant stock market and rising fuel prices.

--------
5 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

In this faltering market, the managers will continue to focus their investments on solid diversified issuers that would fare better if the economy were to continue to slow. At the time of this writing, the Portfolio was invested in over 60 different credits and maintained an average maturity of between 40-50 days.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/S/ Heath B. McLendon

Heath B. McLendon
Chairman

May 14, 2001



    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                          MFS Total Return Portfolio


 Historical Performance


                     Net Asset Value
                   ------------------
                   Beginning   End of   Income      Capital Gain     Total
Period Ended       of Period   Period   Dividends   Distributions   Returns+

-----------------------------------------------------------------------------
4/30/01              $17.16    $17.92     $0.00       $0.00          4.43%++
-----------------------------------------------------------------------------
10/31/00              16.22     17.16      0.46        0.57         12.77
-----------------------------------------------------------------------------
10/31/99              16.23     16.22      0.37        0.88          7.62
-----------------------------------------------------------------------------
10/31/98              15.31     16.23      0.28        0.48         10.94
-----------------------------------------------------------------------------
10/31/97              13.13     15.31      0.29        0.18         20.64
-----------------------------------------------------------------------------
10/31/96              11.53     13.13      0.27        0.08         17.16
-----------------------------------------------------------------------------
10/31/95               9.98     11.53      0.05        0.00         16.12
-----------------------------------------------------------------------------
6/16/94* -- 10/31/94  10.00      9.98      0.00        0.00         (0.20)++

-----------------------------------------------------------------------------
Total                                     $1.72       $2.19

-----------------------------------------------------------------------------

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

  Six Months Ended 4/30/01++                                            4.43%
  ----------------------------------------------------------------------------
  Year Ended 4/30/01                                                   16.18
  ----------------------------------------------------------------------------
  Five Years Ended 4/30/01                                             12.57
  ----------------------------------------------------------------------------
  6/16/94* through 4/30/01                                             12.91

  ----------------------------------------------------------------------------

 Cumulative Total Return+

   6/16/94* through 4/30/01                                           130.31%

  ----------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



                    Growth of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
               Lehman Brothers Government/Corporate Bond Index+

--------------------------------------------------------

                            June 1994 -- April 2001

                                    [CHART]
                                                Lehman Brothers
          MFS Total Return                   Government/Corporate
             Portfolio       S&P 500 Index        Bond Index
6/16/94        10,000           10,000              10,000
10/94           9,980           10,324              10,075
10/95          11,589           13,053              11,704
10/96          13,577           16,018              12,335
10/97          16,380           21,159              13,423
10/98          18,172           25,817              14,802
10/99          19,558           32,442              14,703
10/00          22,054           36,888              15,750
4/30/01        23,031           32,439              16,731

+ Hypothetical illustration of $10,000 invested in shares of the MFS Total
  Return Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Composite Stock Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Corporate Bond Index is comprised of over 5,000 issues of U.S. Government Treasury and Agency securities and Corporate and Yankee securities. The indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


   6    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                      Travelers Managed Income Portfolio


 Historical Performance

                          Net Asset Value
                          ----------------
                          Beginning End of Income    Capital Gain   Total
     Period Ended         of Period Period Dividends Distributions Returns+

     -----------------------------------------------------------------------
     4/30/01              $11.58    $12.42 $0.00     $0.00          7.25%++
     -----------------------------------------------------------------------
     10/31/00              11.49     11.58  0.43      0.00          4.55
     -----------------------------------------------------------------------
     10/31/99              11.65     11.49  0.29      0.07          1.75
     -----------------------------------------------------------------------
     10/31/98              11.55     11.65  0.54      0.02          5.71

     -----------------------------------------------------------------------
     10/31/97              11.06     11.55  0.49      0.00          9.19
     -----------------------------------------------------------------------
     10/31/96              11.16     11.06  0.46      0.15          4.61
     -----------------------------------------------------------------------
     10/31/95              10.04     11.16  0.13      0.00         12.68
     -----------------------------------------------------------------------
     6/16/94* -- 10/31/94  10.00     10.04  0.00      0.00          0.40++

     -----------------------------------------------------------------------
     Total                                 $2.34     $0.24

     -----------------------------------------------------------------------

It is the Funds' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++                                           7.25%
---------------------------------------------------------------------------
Year Ended 4/30/01                                                  10.50
---------------------------------------------------------------------------
Five Years Ended 4/30/01                                             6.66
---------------------------------------------------------------------------
6/16/94* through 4/30/01                                             6.67

---------------------------------------------------------------------------

 Cumulative Total Return+

6/16/94* through 4/30/01                                            55.87%

---------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


   7    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                   Growth of $10,000 Invested in Shares of the
                     Travelers Managed Income Portfolio vs.
            Lehman Brothers Aggregate Bond Index and Lehman Brothers
                    Intermediate Government/Corporate Index+

            --------------------------------------------------------

                            June 1994 -- April 2001

                                    [CHART]
                                                             Lehman Brothers
                                     Lehman Brothers    Intermediate Government
        Travelers Managed Income  Aggregate Bond Index+      Corporate Index
6/16/94        10,000                    10,000                  10,000
10/94          10,040                    10,052                  10,143
10/95          11,313                    11,626                  13,032
10/96          11,835                    12,305                  13,862
10/97          12,923                    13,399                  15,154
10/98          13,661                    14,651                  17,129
10/99          13,900                    14,730                  17,418
10/00          14,533                    16,028                  18,742
4/30/01        15,587                    17,025                  19,949


+ Hypothetical illustration of $10,000 invested in shares of the Travelers Managed Income Portfolio on June 16, 1994 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Lehman Brothers Intermediate Government/Corporate Index is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasury and Agency securities, Corporate Bonds and Mortgage-Backed securities. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ It is the opinion of management that the Lehman Brothers Intermediate
   Government/Corporate Index more accurately reflects the current composition of the Travelers Managed Income Portfolio than the Lehman Brothers Aggregate Bond Index. In future reporting, the Lehman Brothers Intermediate Government/Corporate Index will be used as a basis of comparison of total return performance rather than the Lehman Brothers Aggregate Bond Index.


   8    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001



                           MFS TOTAL RETURN PORTFOLIO

     SHARES                          SECURITY                        VALUE

   ---------------------------------------------------------------------------
    COMMON STOCK -- 53.6%
    Aerospace -- 1.0%
       34,200     Boeing Co.                                      $ 2,113,560
       71,900     United Technologies Corp.                         5,613,952
   --------------------------------------------------------------------------
                                                                    7,727,512
   --------------------------------------------------------------------------
    Automotive -- 0.8%
      198,600     Delphi Automotive Systems Corp.                   2,959,140
       78,880     Ford Motor Co.                                    2,325,382
       95,180     Visteon Corp.                                     1,573,325
   --------------------------------------------------------------------------
                                                                    6,857,847
   --------------------------------------------------------------------------
    Banks and Credit Companies -- 3.2%
      116,459     Bank of America Corp.                             6,521,704
      111,500     FleetBoston Financial Corp.                       4,278,255
      126,060     J.P. Morgan Chase & Co.                           6,048,359
      118,430     PNC Financial Services Group                      7,706,240
       66,846     U.S. Bancorp                                      1,415,798
   --------------------------------------------------------------------------
                                                                   25,970,356
   --------------------------------------------------------------------------
    Business Machines -- 0.9%
      238,930     Compaq Computer Corp.                             4,181,275
       27,400     International Business Machines Corp.             3,154,836
   --------------------------------------------------------------------------
                                                                    7,336,111
   --------------------------------------------------------------------------
    Business Services -- 0.0%
        1,900     CVS Trust Automatic, Common Exchange Securities     184,300
   --------------------------------------------------------------------------
    Capital Goods -- 0.4%
       75,900     Ingersoll-Rand Co.                                3,567,300
   --------------------------------------------------------------------------
    Cellular Phones -- 0.7%
       55,340     Telephone & Data Systems Inc.                     5,810,700
   --------------------------------------------------------------------------
    Chemicals -- 1.7%
      157,300     Air Products and Chemicals, Inc.                  6,762,327
       79,800     Georgia Gulf Corp.                                1,465,926
      158,000     Rohm & Haas Co.                                   5,430,460
   --------------------------------------------------------------------------
                                                                   13,658,713
   --------------------------------------------------------------------------
    Communications Equipment -- 1.0%
       97,900     Advanced Fibre Communications, Inc. (a)           1,536,051
      281,300     Motorola Inc.                                     4,374,215
       71,300     Nokia Corp., Sponsored ADR                        2,437,747
   --------------------------------------------------------------------------
                                                                    8,348,013
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.


    9 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           MFS TOTAL RETURN PORTFOLIO

           SHARES                    SECURITY                  VALUE

         ---------------------------------------------------------------
          Communication Services -- 3.2%
            136,400     Alltel Corp.                        $ 7,448,804
             44,100     AT&T Corp.                              982,548
             56,000     CenturyTel Inc.                       1,522,080
             51,124     SBC Communications Inc.               2,108,865
            234,200     Sprint Corp. (FON Group)              5,007,196
            164,234     Verizon Communications                9,044,366
             11,107     Williams Communications Group, Inc.      50,206
         --------------------------------------------------------------
                                                             26,164,065
         --------------------------------------------------------------
          Computer Software -- 1.0%
             97,880     Microsoft Corp. (a)                   6,631,370
             32,700     Verisign Inc. (a)                     1,676,856
         --------------------------------------------------------------
                                                              8,308,226
         --------------------------------------------------------------
          Consumer Goods and Services -- 1.1%
             86,940     Fortune Brands Inc.                   2,708,181
             29,500     Gillette Co.                            836,620
              8,400     Kimberly-Clark Corp.                    498,960
             26,500     Nike Inc., Class B Shares             1,107,965
             58,400     Procter & Gamble Co.                  3,506,920
         --------------------------------------------------------------
                                                              8,658,646
         --------------------------------------------------------------
          Electrical Equipment -- 1.0%
            205,100     W.W. Grainger Inc.                    7,953,778
         --------------------------------------------------------------
          Entertainment -- 1.5%
            230,608     Viacom Inc., Class B Shares (a)      12,005,453
             18,200     The Walt Disney Co.                     550,550
         --------------------------------------------------------------
                                                             12,556,003
         --------------------------------------------------------------
          Financial Institutions -- 2.4%
            180,130     Freddie Mac                          11,852,554
             13,700     Mellon Financial Corp.                  560,741
             36,000     Merrill Lynch & Co., Inc.             2,221,200
             71,700     Morgan Stanley Dean Witter & Co.      4,502,043
         --------------------------------------------------------------
                                                             19,136,538
         --------------------------------------------------------------
          Food and Beverages -- 0.8%
             74,179     Archer-Daniels-Midland Co.              883,472
             25,600     General Mills Inc.                    1,008,896
             46,400     Quaker Oats Co.                       4,500,800
         --------------------------------------------------------------
                                                              6,393,168
         --------------------------------------------------------------


                      See Notes to Financial Statements.


    10 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           MFS TOTAL RETURN PORTFOLIO

         SHARES                      SECURITY                    VALUE

       -------------------------------------------------------------------
        Gaming -- 1.4%
          248,990     Harrah's Entertainment, Inc. (a)        $ 8,590,155
           78,460     MGM Mirage, Inc. (a)                      2,359,292
       ------------------------------------------------------------------
                                                               10,949,447
       ------------------------------------------------------------------
        Healthcare -- 1.4%
            7,100     Baxter International Inc.                   647,165
            5,600     Community Health Systems, Inc. (a)          159,824
           93,300     Guidant Corp. (a)                         3,825,300
          166,900     HCA - The Healthcare Co.                  6,459,030
       ------------------------------------------------------------------
                                                               11,091,319
       ------------------------------------------------------------------
        Insurance -- 5.3%
          170,270     Allstate Corp.                            7,108,773
           31,400     American General Corp.                    1,369,354
            5,050     American International Group, Inc.          413,090
           61,461     CIGNA Corp.                               6,557,889
          132,040     Hartford Financial Services Group, Inc.   8,199,684
           89,675     Jefferson-Pilot Corp.                     4,184,236
           13,500     Lincoln National Corp.                      623,160
           36,200     MetLife Inc.                              1,049,800
           75,320     Nationwide Financial Services, Inc.       3,085,107
          220,090     St. Paul Cos., Inc.                       9,926,059
       ------------------------------------------------------------------
                                                               42,517,152
       ------------------------------------------------------------------
        Metals and Minerals -- 1.4%
           31,700     Alcan Inc.                                1,410,650
          197,700     Alcoa Inc.                                8,184,780
           47,000     Phelps Dodge Corp.                        2,102,780
       ------------------------------------------------------------------
                                                               11,698,210
       ------------------------------------------------------------------
        Oil Production -- 9.6%
           92,700     Apache Corp.                              5,929,092
           12,300     BJ Services Co. (a)                       1,011,675
           35,606     BP Amoco PLC, Sponsored ADR               1,925,573
           92,760     Cooper Cameron Corp. (a)                  5,849,446
          152,680     Devon Energy Corp.                        9,009,647
           41,465     El Paso Corp.                             2,852,792
          108,653     Exxon Mobil Corp.                         9,626,655
           60,900     Halliburton Co.                           2,631,489
           42,600     Kerr-McGee Corp.                          3,052,290
          146,010     Noble Drilling Corp. (a)                  7,081,485
          339,710     Occidental Petroleum Corp.               10,232,065
          178,800     Royal Dutch Petroleum Co., NY Shares     10,643,964


                      See Notes to Financial Statements.


    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                             MFS TOTAL RETURN PORTFOLIO

  SHARES                                SECURITY                             VALUE

--------------------------------------------------------------------------------------
 Oil Production -- 9.6% (continued)
    85,500     Schlumberger Ltd.                                          $ 5,668,650
    47,000     Unocal Corp.                                                 1,793,520
-------------------------------------------------------------------------------------
                                                                           77,308,343
-------------------------------------------------------------------------------------
 Pharmaceuticals -- 2.8%
    53,900     Abbott Laboratories                                          2,499,882
    71,400     American Home Products Corp.                                 4,123,350
    60,300     Bristol-Myers Squibb Co.                                     3,376,800
    26,200     Eli Lilly & Co.                                              2,227,000
    23,300     Johnson & Johnson                                            2,247,984
    54,189     Pharmacia Corp.                                              2,831,917
   132,200     Schering-Plough Corp.                                        5,094,988
-------------------------------------------------------------------------------------
                                                                           22,401,921
-------------------------------------------------------------------------------------
 Printing and Publishing -- 0.5%
    47,800     Gannett Co., Inc.                                            3,085,490
    26,400     New York Times Co., Class A Shares                           1,083,192
-------------------------------------------------------------------------------------
                                                                            4,168,682
-------------------------------------------------------------------------------------
 Radio and TV Broadcasting -- 1.1%
   163,210     Comcast Corp., Special Class A Shares (a)                    7,166,551
    34,600     Cox Communications, Inc., Participating Redeemable Indexed
                Zero-premium Exchangeable Securities (PRIZES)               2,145,200
-------------------------------------------------------------------------------------
                                                                            9,311,751
-------------------------------------------------------------------------------------
 Railroads -- 0.4%
   112,600     Burlington Northern Santa Fe Corp.                           3,310,440
-------------------------------------------------------------------------------------
 Real Estate -- 0.3%
    49,700     Equity Residential Properties Trust                          2,608,753
-------------------------------------------------------------------------------------
 Retail Stores -- 1.6%
    81,280     The Gap, Inc.                                                2,252,269
   203,890     The Kroger Co. (a)                                           4,605,875
   104,750     Safeway Inc. (a)                                             5,687,925
-------------------------------------------------------------------------------------
                                                                           12,546,069
-------------------------------------------------------------------------------------
 Semiconductors -- 1.0%
    49,300     Analog Devices, Inc. (a)                                     2,332,383
   147,300     Intel Corp.                                                  4,553,043
    25,500     Texas Instruments Inc.                                         986,850
-------------------------------------------------------------------------------------
                                                                            7,872,276
-------------------------------------------------------------------------------------
 Special Products and Services -- 1.4%
   194,020     Deere & Co.                                                  7,968,401
   383,100     Owens-Illinois Inc. (a)                                      3,018,828
-------------------------------------------------------------------------------------
                                                                           10,987,229
-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                          MFS TOTAL RETURN PORTFOLIO

            SHARES                 SECURITY                 VALUE

          ------------------------------------------------------------
          Utilities - Electric and Gas -- 4.7%
              77,000   Dominion Resources, Inc.          $  5,273,730
              77,200   Duke Energy Corp.                    3,609,872
              50,500   Exelon Corp.                         3,487,025
              28,300   FPL Group Inc.                       1,695,170
             108,300   National Fuel Gas Co.                6,086,460
             328,451   NiSource Inc.                        9,777,986
              74,100   Pinnacle West Capital Corp.          3,719,079
              30,200   Progress Energy Inc.                 1,336,048
              49,800   WGL Holdings Inc.                    1,424,280
              29,800   Williams Cos., Inc.                  1,256,666
          -----------------------------------------------------------
                                                           37,666,316
          -----------------------------------------------------------
                       TOTAL COMMON STOCK
                       (Cost -- $387,376,061)             433,069,184
          -----------------------------------------------------------
          CONVERTIBLE PREFERRED STOCK -- 0.3%
          Containers and Packaging -- 0.1%
              38,000   Owens-Illinois Inc., 4.750%            634,600
          -----------------------------------------------------------
          Utilities - Electric -- 0.2%
              23,100   NiSource Inc., 7.750%                1,240,470
              18,100   TXU Corp., 9.250%                      891,425
          -----------------------------------------------------------
                                                            2,131,895
          -----------------------------------------------------------
                       TOTAL CONVERTIBLE PREFERRED STOCK
                       (Cost -- $3,398,704)                 2,766,495
          -----------------------------------------------------------
          FOREIGN COMMON STOCK -- 3.6%
          France -- 0.4%
             114,060   Alstom                               3,286,595
          -----------------------------------------------------------
          Netherlands -- 1.3%
             224,610   Akzo Nobel N.V.                      9,349,623
              21,556   ING Groep N.V.                       1,471,022
          -----------------------------------------------------------
                                                           10,820,645
          -----------------------------------------------------------
          Switzerland -- 1.2%
               1,853   Nestle S.A.                          3,836,518
               3,950   Novartis AG                          6,138,221
          -----------------------------------------------------------
                                                            9,974,739
          -----------------------------------------------------------
          United Kingdom -- 0.7%
             487,330   Diageo PLC                           5,107,513
          -----------------------------------------------------------
                       TOTAL FOREIGN COMMON STOCK
                       (Cost -- $29,166,854)               29,189,492
          -----------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                          MFS TOTAL RETURN PORTFOLIO

    FACE
   AMOUNT                             SECURITY                        VALUE

 -------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 18.8%
                  U.S. Treasury Notes:
 $ 8,179,000        4.750% due 1/31/03                             $  8,241,733
   1,721,000        4.250% due 3/31/03                                1,718,849
   2,912,000        5.750% due 11/15/05                               3,013,920
   4,800,000        6.875% due 5/15/06                                5,208,288
   3,761,172        4.250% due 1/15/10                                4,029,156
   2,459,000        6.500% due 2/15/10                                2,649,400
  18,663,000        5.750% due 8/15/10                               19,138,160
   5,720,000        5.000% due 2/15/11                                5,577,000
                  U.S. Treasury Bonds:
   1,493,000        5.500% due 3/31/03                                1,525,234
  10,254,000        9.875% due 11/15/15                              14,365,136
   3,917,000        6.250% due 5/15/30                                4,133,023
   7,939,000        5.375% due 2/15/31                                7,489,891
                  Federal Home Loan Mortgage Corporation (FHLMC):
   2,276,000        5.250% due 1/15/06                                2,261,775
   2,250,000        6.500% due 3/1/16                                 2,270,385
   2,000,000        6.750% due 3/15/31                                2,062,500
                  Federal National Mortgage Association (FNMA):
   3,535,000        5.625% due 5/14/04                                3,592,974
   3,024,000        6.000% due 12/15/05                               3,099,600
   1,400,000        5.722% due 3/25/09                                1,345,094
   7,156,000        6.625% due 11/15/10                               7,451,185
     638,307        6.500% due 7/1/14                                   643,892
     920,115        6.500% due 5/1/15                                   928,166
   1,074,615        7.000% due 7/1/15                                 1,096,774
   6,373,437        6.500% due 1/1/16                                 6,429,204
   3,668,577        7.000% due 8/1/29 to 11/1/29                      3,698,366
   4,439,426        7.500% due 10/1/29                                4,535,140
   5,333,914        7.000% due 2/1/30 to 9/1/30                       5,377,226
   2,439,288        7.500% due 1/1/30                                 2,491,879
                  Government National Mortgage Association (GNMA):
   1,273,833        7.500% due 8/15/25 to 12/15/25                    1,304,875
     253,510        8.000% due 6/20/25                                  263,666
   1,477,147        7.500% due 3/15/26 to 11/15/26                    1,513,144
   4,815,206        8.000% due 1/15/26 to 7/15/26                     4,974,686
   3,174,777        7.500% due 2/15/27 to 12/15/27                    3,252,147
   4,078,516        7.000% due 4/1/28 to 10/15/28                     4,125,663
   5,564,535        8.000% due 11/15/29 to 12/15/29                   5,748,834
   6,012,081        8.000% due 2/15/30 to 9/15/30                     6,211,201
 ------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AND AGENCY
                  OBLIGATIONS (Cost -- $151,286,539)                151,768,166
 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                                MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(b)                          SECURITY                            VALUE

-------------------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES -- 16.4%
  Aerospace -- 0.4%
$1,440,000 BBB-      Northrop Grumman Corp., 7.750% due 2/15/31 (c)(d)          $1,443,600
 2,102,000 BBB-      Raytheon Co., 6.450% due 8/15/02                            2,112,510
------------------------------------------------------------------------------------------
                                                                                 3,556,110
------------------------------------------------------------------------------------------
  Airlines -- 0.4%
   413,641 AAA       American Airlines Inc., Series 99-1, Class A-1,
                      6.855% due 4/15/09                                           423,897
   595,232 AA+       Continental Airlines Inc., Series 981A, 6.648% due 9/15/17    587,881
                     Jet Equipment Trust:
   100,000 Baa1*       Series 95-C, 10.690% due 11/1/13 (c)                        108,198
   300,000 BBB         Series 95-D, 11.440% due 11/1/14 (c)                        317,351
   242,941 A+          Series A10, 9.410% due 6/15/10 (c)                          266,673
 1,430,196 AA        Northwest Airlines Inc., Series 99-1A, 6.810% due 2/1/20    1,380,318
------------------------------------------------------------------------------------------
                                                                                 3,084,318
------------------------------------------------------------------------------------------
  Automotive -- 0.6%
 4,865,000 A-        DaimlerChrysler AG, 6.630% due 9/21/01                      4,907,569
------------------------------------------------------------------------------------------
  Bank/Finance -- 4.7%
 2,500,000 AAA       AIG SunAmerica Global Financing II, 7.600% due 6/15/05 (c)  2,665,625
   121,000 Ba1*      Beaver Valley Funding Corp., 9.000% due 6/1/17                129,016
    96,000 Baa3*     Capital One Financial Corp., 7.250% due 12/1/03                96,720
 1,233,000 AA-       Chase Manhattan Corp., 6.750% due 12/1/04                   1,271,531
   134,000 BB        Colonial Capital II, Series A, 8.920% due 1/15/27             115,072
 2,282,000 A         Countrywide Home Loans, Inc., 6.850% due 6/15/04            2,347,607
                     Ford Motor Credit:
 3,341,000 A           6.875% due 2/1/06                                         3,403,644
   685,000 A           7.875% due 6/15/10                                          724,833
                     GE Capital Corp.:
 1,232,000 AAA         7.500% due 5/15/05                                        1,316,700
 1,168,000 AAA         8.700% due 3/1/07                                         1,337,360
   429,000 AAA         8.850% due 3/1/07                                           494,422
   313,000 AAA         8.750% due 5/21/07                                          357,211
   553,000 AAA         8.500% due 7/24/08                                          626,272
   965,000 AAA         7.375% due 1/19/10                                        1,034,962
                     General Motors Acceptance Corp.:
 2,945,000 A           5.800% due 3/12/03                                        2,959,725
 1,400,000 A           7.250% due 3/2/11                                         1,421,000
 2,085,000 BB+       GS Escrow Corp., 6.750% due 8/1/01                          2,087,606
   588,000 A+        John Deere Capital, 7.000% due 10/15/02                       604,905
                     Lehman Brothers Holdings:
   673,000 A           7.125% due 9/15/03                                          697,396
 2,117,000 A           8.250% due 6/15/07                                        2,267,836
 1,083,000 BBB+      MidAmerican Funding LLC, 6.927% due 3/1/29                    953,040
   219,058 Baa2*     Midland Funding Corp. I, Series C-94, 10.330% due 7/23/02     223,987
                     Morgan Stanley Dean Witter & Co.:
 1,061,000 AA-         7.125% due 1/15/03                                        1,096,809
 1,500,000 AA-         6.100% due 4/15/06                                        1,496,250


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(b)                            SECURITY                               VALUE

------------------------------------------------------------------------------------------------
  Bank/Finance -- 4.7% (continued)
                     Qwest Capital Funding:
$1,800,000 NR          7.750% due 8/15/06 (c)(d)                                    $ 1,892,250
 1,440,000 BBB+        7.250% due 2/15/11 (c)(d)                                      1,456,200
   328,000 A+        State Street Corp., 7.650% due 6/15/10                             350,960
   350,000 BBB+      TXU Eastern Funding, 6.150% due 5/15/02                            352,625
 1,337,000 A1*       Unicredito Italiano Capital Trust II, 9.200%
                      Perpetual Maturity (d)(e)                                       1,432,261
 2,874,000 Aa2*      Wells Fargo Bank NA, 7.800% due 6/15/10 (e)                      3,028,478
-----------------------------------------------------------------------------------------------
                                                                                     38,242,303
-----------------------------------------------------------------------------------------------
  Building Materials -- 0.2%
 1,355,000 BBB+      Hanson PLC, 7.875% due 9/27/10                                   1,378,713
-----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations -- 1.9%
 1,114,746 Aaa*      Bear Stearns Commercial Mortgage Securities,
                      Series 1999-WF2, Class A1, 6.800% due 9/15/08                   1,152,167
   498,207 AAA       Beneficial Mortgage Corp., 4.581% due 9/28/37 (e)                  495,906
   275,382 Baa2*     Blackrock Capital Finance L.P., Series 1996-R1, Class B2,
                      7.750% due 9/25/26                                                 96,728
                     Chase Commercial Mortgage Securities Corp.:
   817,000 AAA         Series 1998-2, Class A2, 6.390% due 11/18/08                     821,926
   355,487 AAA         Series 2000-2, Class A1, 7.543% due 9/15/09                      376,130
   960,000 BB+       Commercial Mortgage Acceptance Corp., Series 1998-C2,
                      Class F, 5.440% due 5/15/13                                       653,137
 1,918,000 Aaa*      Countrywide Alternative Loan Trust, Series 2000-1, Class A5,
                      8.000% due 7/25/30                                              2,010,163
                     CRIIMI MAE Commercial Mortgage Trust:
   420,000 A           Series 1998-1, Class C, 6.701% due 5/20/08                       408,384
 2,150,000 A           Series 1998-C1, Class A2, 7.000% due 3/2/11                    2,075,612
 1,781,579 AAA       GS Mortgage Securities Co., II, Series 1998-C1, Class A1,
                      6.060% due 10/18/30                                             1,799,858
    58,812 AAA       Illinois Power Special Purpose Trust, Series 1998-1, Class A2,
                      5.260% due 6/25/03                                                 58,837
   396,000 AAA       J.P. Morgan Commerical Mortgage Finance Corp.,
                      Series 1998-C6, Class A3, 6.613% due 1/15/30                      402,501
   650,000 Baa2*     Merrill Lynch Mortgage Investors, Inc., Series 1994-M1,
                      Class F, 8.456% due 6/25/22                                       667,302
                     Residential Accredit Loans, Inc.:
 1,300,000 AAA         Series 1998-QS4, Class AI5, 7.000% due 3/25/28                 1,288,404
 1,740,000 AAA         Series 1998-QS14, Class A6, 6.750% due 10/25/28                1,730,134
   351,000 AAA         Series 2000-HI1, Class AI3, 7.660% due 9/25/12                   363,244
   257,450 AAA       Starwood Asset Receivables Trust, Series 2000-1, Class A,
                      4.806% due 8/25/03 (e)                                            257,537
   725,000 AAA       Summit Acceptance Auto Receivables Trust, Series 2000-A,
                      Class A4, 7.510% due 2/15/07                                      755,586
-----------------------------------------------------------------------------------------------
                                                                                     15,413,556
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(b)                        SECURITY                           VALUE

----------------------------------------------------------------------------------------
  Entertainment/Media -- 1.3%
$  150,000 BBB-      A.H. Belo Corp., 7.750% due 6/1/27                     $   136,500
   847,000 BB+       CSC Holdings Inc., 8.125% due 7/15/09                      852,294
                     News America Holdings, Inc.:
 1,073,000 BBB-        6.703% due 5/21/04                                     1,079,706
   424,000 BBB-        7.300% due 4/30/28                                       372,060
                     Time Warner Inc.:
 5,407,000 BBB         6.100% due 12/30/01 (c)                                5,434,035
 1,572,000 BBB         10.150% due 5/1/12                                     1,933,560
   494,000 BBB         6.875% due 6/15/18                                       462,508
---------------------------------------------------------------------------------------
                                                                             10,270,663
---------------------------------------------------------------------------------------
  Forest Paper Products -- 0.0%
   200,000 Baa2*     Georgia-Pacific Corp., 9.875% due 11/1/21                  199,750
---------------------------------------------------------------------------------------
  Gaming -- 0.3%
   681,000 BBB-      Harrah's Operating Co., Inc., 8.000% due 2/1/11 (c)(d)     683,554
 1,469,000 BBB-      MGM Mirage, Inc., 8.500% due 9/15/10                     1,511,234
---------------------------------------------------------------------------------------
                                                                              2,194,788
---------------------------------------------------------------------------------------
  Insurance -- 0.2%
 1,422,000 A         AFLAC Inc., 6.500% due 4/15/09                           1,397,115
   176,000 BBB       Atlantic Mutual Insurance Co., 8.150% due 2/15/28 (c)      111,980
---------------------------------------------------------------------------------------
                                                                              1,509,095
---------------------------------------------------------------------------------------
  Oil/Oil Services -- 0.8%
   351,000 BBB+      Alberta Energy Co., Ltd., 7.650% due 9/15/10               371,621
 1,294,000 BBB       Coastal Corp., 6.200% due 5/15/04                        1,295,617
                     Gulf Canada Resources Ltd.:
 2,278,000 BBB-        8.350% due 8/1/06                                      2,451,697
   541,000 BBB-        7.125% due 1/15/11                                       538,295
   888,000 BBB-      Occidental Petroleum Corp., 6.400% due 4/1/03              894,660
   717,000 BBB       Phillips Petroleum Co., 8.500% due 5/25/05                 779,738
---------------------------------------------------------------------------------------
                                                                              6,331,628
---------------------------------------------------------------------------------------
  Railroad -- 0.2%
                     Union Pacific Corp.:
   696,000 BBB-        5.780% due 10/15/01                                      696,870
   990,000 BBB-        6.340% due 11/25/03                                    1,003,613
---------------------------------------------------------------------------------------
                                                                              1,700,483
---------------------------------------------------------------------------------------
  Real Estate -- 0.3%
 2,515,000 A         Socgen Real Estate LLC, 7.640% due 12/29/49 (c)          2,499,281
---------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(b)                        SECURITY                           VALUE

----------------------------------------------------------------------------------------
  Retail Stores -- 0.3%
$1,639,000 BBB+      Federated Department Stores, 8.500% due 6/15/03        $ 1,735,291
   706,000 BBB       Safeway Inc., 7.250% due 2/1/31                            684,820
---------------------------------------------------------------------------------------
                                                                              2,420,111
---------------------------------------------------------------------------------------
  Telecommunications -- 1.6%
   339,000 A+        AT&T Capital Corp., 6.250% due 5/15/01                     339,000
   994,000 BBB-      AT&T Corp.- Liberty Media, 8.250% due 2/1/30               887,145
 1,080,000 BB+       Chancellor Media, Series B, 8.125% due 12/15/07          1,123,200
                     Cox Communications Inc.:
   897,000 BBB         7.750% due 11/1/10                                       938,486
 1,000,000 BBB         6.750% due 3/15/11                                       975,000
   941,000 BBB-      Lucent Technologies, Inc., 6.450% due 3/15/29              624,589
   215,000 BBB       Metronet Communications, step bond to yield
                      8.561% due 6/15/08                                        176,031
 1,114,000 A2*       Qwest Corp., 7.625% due 6/9/03                           1,157,168
                     Sprint Capital Corp.:
 1,622,000 BBB+        6.500% due 11/15/01                                    1,636,193
 2,000,000 BBB+        7.125% due 1/30/06                                     2,012,500
 2,635,000 A3*       TCI Communications Inc., 9.650% due 3/31/27              2,832,625
---------------------------------------------------------------------------------------
                                                                             12,701,937
---------------------------------------------------------------------------------------
  Utilities -- 2.7%
                     Cleveland Electric Illuminating Co.:
   500,000 Baa3*       Series D, 7.880% due 11/1/17                             500,625
   388,000 Baa3*       Series E, 9.000% due 7/1/23                              398,670
   619,000 BB        CMS Energy Corp., 8.000% due 7/1/01                        619,774
   719,000 A-        Commonwealth Edison, 8.500% due 7/15/22                    745,064
                     Connecticut Lighting & Power Co.:
   137,000 BBB+        Series A, 7.875% due 6/1/01                              137,306
   500,000 BBB+        Series D, 7.875% due 10/1/24                             495,625
   744,000 BBB+      Dominion Resources, Inc., Series A, 8.125% due 6/15/10     799,800
   516,000 BBB+      Enron Corp., 7.875% due 6/15/03                            538,575
   471,000 BBB+      Entergy Mississippi Inc., 6.200% due 5/1/04                473,355
   286,358 BBB-      GG1B Funding Corp., 7.430% due 1/15/11                     290,654
   236,000 BBB-      Gulf States Utilities, Series A, 8.250% due 4/1/04         247,210
   477,000 BBB-      Mirant Americas Generation, 8.300% due 5/1/11 (c)(d)       483,606
                     Niagara Mohawk Power Corp.:
 1,870,000 BBB+        7.750% due 5/15/06                                     1,965,838
   988,000 BBB         8.770% due 1/1/18                                      1,013,935
 1,260,414 BBB-        Series D, 7.250% due 10/1/02                           1,280,897
    77,000 BBB       North Atlantic Energy Service Co., 9.050% due 6/1/02        79,406
   549,370 BBB       Northeast Utilities, Series A, 8.580% due 12/1/06          555,551


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                          MFS TOTAL RETURN PORTFOLIO

   FACE
  AMOUNT   RATING(b)                     SECURITY                        VALUE

-----------------------------------------------------------------------------------
  Utilities -- 2.7% (continued)
                     NRG Energy Inc.:
$  470,000 BBB-        8.700% due 3/15/05 (c)                         $    489,162
 1,500,000 BBB-        7.750% due 4/1/11                                 1,503,750
 1,691,000 BBB-        8.625% due 4/1/31                                 1,714,251
   469,000 Baa2*     PNPP II Funding Corp., 9.120% due 5/30/16             508,865
 1,225,000 Baa1*     PSEG Power, LLC, 7.750% due 4/15/11 (c)(d)          1,240,313
 1,100,000 BBB       Salton Sea Funding, 7.840% due 5/30/10              1,014,750
 1,341,000 BBB       Sonat Inc., 7.625% due 7/15/11                      1,399,669
   400,000 Baa1*     Texas Gas Transmission Corp., 7.250% due 7/15/27      375,000
   482,000 BBB       Texas Utilities, 5.940% due 10/15/01                  484,410
   858,000 Baa3*     Toledo Edison Co., 7.875% due 8/1/04                  901,973
   330,000 BBB       Utilicorp United Inc., 7.000% due 7/15/04             332,888
 1,025,067 BBB-      Waterford 3 Funding - Entergy, 8.090% due 1/2/17    1,013,535
   353,000 Baa1*     Williams Gas Pipeline, 7.375% due 11/15/06 (c)        367,561
----------------------------------------------------------------------------------
                                                                        21,972,018
----------------------------------------------------------------------------------
  Waste Disposal -- 0.5%
                     Waste Management Inc.:
 1,950,000 BBB         6.625% due 7/15/02                                1,954,875
   250,000 BBB         6.375% due 12/1/03                                  250,938
 1,504,000 BBB         7.375% due 8/1/10                                 1,509,640
----------------------------------------------------------------------------------
                                                                         3,715,453
----------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $131,190,496)                            132,097,776
----------------------------------------------------------------------------------
  CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.2%
  Communication Services -- 0.2%
 1,500,000 B         American Tower Corp., 5.000% due 2/15/10            1,353,750
----------------------------------------------------------------------------------
  Insurance -- 0.0%
   390,000 A+        Loews Corp., 3.125% due 9/15/07                       370,988
----------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS
                     AND NOTES (Cost -- $1,777,484)                      1,724,738
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                          MFS TOTAL RETURN PORTFOLIO

     FACE
    AMOUNT    RATING(b)                 SECURITY                    VALUE

  ----------------------------------------------------------------------------
     FOREIGN BONDS AND NOTES -- 0.3%
     Canada -- 0.2%
  $ 1,450,000 A+        Quebec Province, 5.500% due 4/11/06      $  1,428,250
  ---------------------------------------------------------------------------
     Luxembourg -- 0.1%
      816,000 AAA       AIG SunAmerica Institutional Funding II,
                         5.750% due 2/16/09                           786,828
  ---------------------------------------------------------------------------
                        TOTAL FOREIGN BONDS AND NOTES
                        (Cost -- $2,228,492)                        2,215,078
  ---------------------------------------------------------------------------
     SHORT-TERM SECURITIES -- 6.8%
   54,991,000           Federal National Mortgage Association,
                         4.530% due 5/1/01 (Cost -- $54,991,000)   54,991,000
  ---------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $761,415,630**)                 $807,821,929
  ---------------------------------------------------------------------------

(a) Non-income producing security.
(b) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(c) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is issued with attached rights.
(e) Variable rate security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  See page 26 for definitions of ratings.


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001




                            TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT                                      SECURITY                             VALUE

--------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 47.9%
                      U.S. Treasury Notes:
$15,900,000             5.125% due 12/31/02                                     $16,118,784
 10,500,000             6.750% due 5/15/05                                       11,228,805
 37,400,000             5.750% due 11/15/05                                      38,709,000
 20,000,000             7.000% due 7/15/06                                       21,811,200
  8,300,000             5.000% due 2/15/11                                        8,092,500
     67,143           Federal National Mortgage Association,
                       6.831% due 6/17/11                                            68,703
-------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $96,175,191)                          96,028,992

--------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                         SECURITY                             VALUE

--------------------------------------------------------------------------------------------
  CORPORATE BONDS AND NOTES -- 50.9%
  Financial Services -- 16.1%
  5,000,000 BB-       Comdisco Inc., Notes, 7.250% due 9/20/01                    3,625,000
  3,250,000 BBB+      ERAC USA Finance Co., Notes, 8.000% due 1/15/11 (b)         3,258,125
    275,000 BB+       Golden State Holdings Corp., Sr. Notes, 7.000% due 8/1/03     272,594
  2,900,000 BBB       Orix Credit Alliance, Notes, 6.780% due 5/15/01 (b)         2,903,625
  5,300,000 BBB       Osprey Trust, Secured Notes, 8.310% due 1/15/03 (b)         5,459,000
  5,400,000 BBB       PP&L Capital Funding, Sr. Notes, 7.750% due 4/15/05         5,541,750
  7,500,000 BBB+      Qwest Capital Funding Inc., Notes, 7.250% due 2/15/11 (b)   7,584,375
  3,700,000 A2*       Telecom Newzeal Finance, 6.250% due 2/10/03 (b)             3,674,658
-------------------------------------------------------------------------------------------
                                                                                 32,319,127
-------------------------------------------------------------------------------------------
  Food -- 2.8%
  5,500,000 A         Nabisco Inc., Notes, 6.700% due 6/15/02                     5,582,500
-------------------------------------------------------------------------------------------
  Healthcare -- 1.2%
  2,400,000 BB+       Columbia /HCA Healthcare Corp., Notes,
                       6.630% due 7/15/45                                         2,433,000
-------------------------------------------------------------------------------------------
  Hotels -- 2.4%
  4,700,000 BBB-      Park Place Entertainment Corp., Sr. Notes,
                       7.950% due 8/1/03                                          4,835,125
-------------------------------------------------------------------------------------------
  Industrial -- 0.1%
                      Navistar International Corp.:
    140,000 BBB-        Sr. Notes, 7.000% due 2/1/03                                137,025
     75,000 BB+         Sr. Sub. Notes, Series B, 8.000% due 2/1/08                  69,750
-------------------------------------------------------------------------------------------
                                                                                    206,775
-------------------------------------------------------------------------------------------
  Retail -- 0.6%
  1,600,000 BB+       Saks Inc., Company Guaranteed, 7.375% due 2/15/19           1,144,000
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                          TRAVELERS MANAGED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                       SECURITY                           VALUE

----------------------------------------------------------------------------------------
  Telecommunications -- 19.3%
$8,300,000 A         AT&T Corp., Notes, 5.625% due 3/15/04                 $  8,196,250
 8,200,000 Baa1*     Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)      8,425,500
 7,000,000 A-        France Telecom S.A., Notes, 7.750% due 3/1/11 (b)        7,122,500
 6,400,000 BBB+      Koninklijke KPN NV, Sr. Unsubordinated Notes,
                      7.500% due 10/1/05                                      6,408,000
 8,400,000 BBB+      Sprint Capital Corp., Company Guaranteed,
                      7.625% due 6/10/02                                      8,631,000
---------------------------------------------------------------------------------------
                                                                             38,783,250
---------------------------------------------------------------------------------------
  Transportation -- 3.5%
 6,400,000 BBB       CSX Corp., Debentures, 9.000% due 8/15/06                7,104,000
---------------------------------------------------------------------------------------
  Utilities -- 4.9%
                     CMS Energy Corp., Sr. Notes:
 3,600,000 BB          6.750% due 1/15/04                                     3,469,500
 1,150,000 BB          7.625% due 11/15/04                                    1,128,437
 5,200,000 BBB       Utilicorp United Inc., Sr. Notes, 6.875% due 10/1/04     5,206,500
---------------------------------------------------------------------------------------
                                                                              9,804,437
---------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $101,883,068)                                 102,212,214
---------------------------------------------------------------------------------------
 WARRANTS                                  SECURITY                           VALUE

----------------------------------------------------------------------------------------
  WARRANTS(c) -- 0.0%
       150           Loral Orion Network Systems, Inc., Expire 1/31/07
                     (Cost -- $105)                                                   2
---------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                           VALUE

----------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 1.2%
$2,481,000           CS First Boston Corp., 4.450% due 5/1/01; Proceeds at
                      maturity -- $2,481,304; (Fully collateralized by
                      U.S. Treasury Notes, 8.375% due 8/15/08;
                      Market value -- $2,531,184) (Cost -- $2,481,000)        2,481,000
---------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $200,539,364**)                              $200,722,208
---------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

See page 26 for definitions of ratings.


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                            SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                            ANNUALIZED
  AMOUNT                          SECURITY                           YIELD         VALUE

--------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 70.2%
$13,000,000 Abbey National N.A. mature 5/2/01 to 6/26/01         4.26% to 5.42% $12,943,447
  8,000,000 ABN AMRO Bank N.V. mature 6/11/01 to 6/14/01          4.69 to 4.76    7,956,284
 10,000,000 AIG Funding matures 5/7/01                                4.43        9,992,633
  5,000,000 Alcoa Inc. matures 5/14/01                                5.03        4,991,008
 10,000,000 American Express Credit Co. matures 5/11/01               4.93        9,986,361
 10,000,000 ANZ Delaware Inc. mature 5/23/01 to 7/9/01            4.60 to 4.82    9,941,790
  3,000,000 Bank of America Corp. matures 5/4/01                      5.30        2,998,693
  5,000,000 Bank of New York matures 5/14/01                          5.00        4,991,044
  5,000,000 Barclays US Funding matures 5/15/01                       4.48        4,991,308
 11,000,000 BCI Funding Corp. mature 5/10/01 to 5/29/01           4.99 to 5.30   10,974,081
 10,000,000 CBA Finance Inc. mature 5/17/01 to 7/9/01             4.70 to 4.99    9,944,441
 12,000,000 Coca-Cola Co. mature 5/1/01 to 7/12/01                4.65 to 5.26   11,963,360
  5,000,000 Credit Agricole Indosuez matures 7/5/01                   4.71        4,958,021
  6,000,000 Den Danske Bank mature 6/19/01 to 8/1/01              4.79 to 4.88    5,944,080
  3,000,000 Deutsche Bank Financial Inc. matures 6/5/01               5.00        2,985,592
  5,000,000 Dexia Deleware LLC matures 6/4/01                         5.01        4,976,625
  8,000,000 Dresdner US Finance Inc. matures 5/8/01                   5.05        7,992,207
 11,000,000 General Electric Capital Corp. mature
             5/30/01 to 6/1/01                                    4.84 to 4.92   10,955,375
 10,000,000 Goldman Sachs & Co. mature 5/17/01 to 8/20/01         4.61 to 5.47    9,953,273
 11,200,000 Halifax PLC mature 6/6/01 to 6/28/01                  4.73 to 5.31   11,129,176
  8,000,000 IBM Credit Corp. mature 5/4/01 to 6/4/01              4.74 to 5.04    7,984,629
  8,000,000 ING US Funding Corp. matures 6/11/01                      5.00        7,955,082
 10,000,000 International Lease Finance matures 5/23/01               4.91        9,970,178
 11,000,000 Lloyds Bank mature 6/11/01 to 6/29/01                 4.79 to 4.81   10,926,243
  5,000,000 Morgan Stanley Dean Witter & Co. matures 5/17/01          5.05        4,988,889
  8,000,000 National Australia Funding matures 5/1/01                 4.93        8,000,000
  7,000,000 National Bank of Canada matures 8/24/01                   4.20        6,907,425
  8,000,000 Nationwide Building Society mature 5/4/01 to 6/29/01  4.78 to 5.41    7,959,987
  7,000,000 Oesterreichische Kontrollbank mature
             5/22/01 to 7/5/01                                    4.68 to 5.26    6,952,135
  7,000,000 Procter & Gamble Co. Inc. matures 5/11/01                 4.92        6,990,472
  5,000,000 Province de Quebec matures 7/3/01                         4.68        4,959,488
  8,082,000 San Paolo US Finance Inc. mature 6/27/01 to 7/12/01   4.70 to 4.72    8,012,710
 10,000,000 Siemens Corp. matures 5/1/01                              4.65       10,000,000
  8,000,000 Societe Generale mature 5/14/01 to 7/16/01            4.65 to 5.27    7,961,604
 10,000,000 Transamerica Finance Corp. mature 6/5/01 to 7/25/01   4.22 to 4.89    9,927,077
 13,000,000 UBS AG mature 5/21/01 to 7/18/01                      4.24 to 4.82   12,933,256
  5,000,000 USAA Capital Corp. matures 5/8/01                         4.46        4,995,674
 10,000,000 Walt Disney Co. matures 5/2/01                            4.40        9,998,777


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                         SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                      ANNUALIZED
  AMOUNT                       SECURITY                         YIELD        VALUE

---------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 70.2% (continued)
$ 3,000,000 Wells Fargo & Co. matures 5/4/01                     5.54%    $  2,998,638
  5,000,000 Westpac matures 8/6/01                              4.61         4,938,836
--------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $315,929,899)                                         315,929,899
--------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 5.5%
  5,000,000 Federal Farm Credit Corp. matures 5/29/01           5.01         4,980,750
  3,867,000 Federal Home Loan Bank matures 5/11/01              5.40         3,861,307
 11,000,000 Federal Home Loan Mortgage Corp. mature
              6/14/01 to 8/3/01                             4.52 to 4.70    10,897,203
  4,900,000 Federal National Mortgage Corp. matures 5/10/01     4.92         4,894,022
--------------------------------------------------------------------------------------
            AGENCY DISCOUNT NOTES
            (Cost -- $24,633,282)                                           24,633,282
--------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 19.3%
  5,000,000 Banca Intesta S.p.A matures 6/26/01                 4.79         4,999,889
  8,000,000 Bank of Montreal matures 7/9/01                     4.74         8,007,890
  3,000,000 Bank of Nova Scotia matures 6/4/01                  5.00         3,000,028
  5,000,000 Barclays Bank matures 5/8/01                        5.32         5,000,009
  5,000,000 Bayerische Hypo-Und Vereinsbank matures 6/25/01     4.70         5,000,294
  5,000,000 Bayerische Landesbank matures 7/31/01               4.22         5,000,250
  7,000,000 Canadian Imperial Bank Commerce N.Y.
              matures 6/6/01                                    5.00         7,000,000
  6,000,000 Commerzbank mature 5/31/01 to 6/22/01           5.00 to 5.22     6,004,120
  3,000,000 Credit Agricole Indosuez matures 7/9/01             5.35         2,999,980
 10,000,000 Credit Suisse/First Boston matures 7/19/01          4.72         9,999,349
  6,000,000 Deutsche Bank mature 6/6/01 to 7/11/01          5.24 to 5.38     6,000,000
  3,000,000 Dresdner Bank matures 6/4/01                        5.00         3,000,084
  3,000,000 National Westminster Bank PLC matures 11/1/01       4.20         3,000,000
 10,000,000 Rabo Bank mature 5/9/01 to 6/29/01              4.75 to 5.05    10,000,001
  3,000,000 Toronto Dominion matures 6/5/01                     5.44         3,001,533
  5,000,000 Westdeutsche Landesbank matures 10/30/01            4.15         5,000,000
--------------------------------------------------------------------------------------
            TOTAL FOREIGN CERTIFICATES OF
            DEPOSIT (Cost -- $87,013,427)                                   87,013,427
--------------------------------------------------------------------------------------
TIME DEPOSITS -- 4.4%
 10,000,000 BNP Paribas SA matures 5/1/01                       4.63        10,000,000
 10,000,000 HSBC Bank USA matures 5/1/01                        4.63        10,000,000
--------------------------------------------------------------------------------------
            TOTAL TIME DEPOSITS
            (Cost -- $20,000,000)                                           20,000,000
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    24 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                         SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE
  AMOUNT                            SECURITY                                  VALUE

----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
$2,581,000 Morgan Stanley Dean Witter & Co., 4.400% due 5/1/01;
            Proceeds at maturity -- $2,581,315; (Fully collateralized
            by U.S. Treasury Notes, 5.875% due 5/1/01; Market
            value -- $2,646,658) (Cost -- $2,581,000)                      $  2,581,000
---------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $450,157,608*)                                         $450,157,608
---------------------------------------------------------------------------------------

* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B-- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and     predominantly speculative with respect to capacity to pay interest and
CCC repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposure to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa  -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa  -- Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B    -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa  -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.
NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


  26    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001



                                                             Travelers   Smith Barney
                                               MFS Total      Managed       Money
                                                 Return       Income        Market
                                               Portfolio     Portfolio    Portfolio

--------------------------------------------------------------------------------------
ASSETS:
  Investments, at value
   (Cost -- $761,415,630, $200,539,364
   and $450,157,608, respectively)            $807,821,929 $200,722,208  $450,157,608
  Cash                                                  --          173            --
  Dividends and interest receivable              5,198,875    3,648,266       719,179
  Receivable for securities sold                 1,476,943    4,979,033            --
-------------------------------------------------------------------------------------
  Total Assets                                 814,497,747  209,349,680   450,876,787
-------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased              28,466,353    5,111,826     3,000,000
  Management fee payable                           531,142      167,552       174,151
  Payable to bank                                   90,007           --            --
  Payable for open forward foreign currency
   contracts (Note 5)                                6,110           --            --
  Deferred compensation payable                         --           --           452
  Dividends payable                                     --           --       592,558
  Accrued expenses                                  57,258       25,628        48,969
-------------------------------------------------------------------------------------
  Total Liabilities                             29,150,870    5,305,006     3,816,130
-------------------------------------------------------------------------------------
Total Net Assets                              $785,346,877 $204,044,674  $447,060,657
-------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                 $        438 $        164  $      4,471
  Capital paid in excess of par value          660,323,098  191,215,313   447,056,186
  Undistributed net investment income           33,384,151   13,788,478            --
  Accumulated net realized gain (loss) from
   security transactions                        45,211,058   (1,142,125)           --
  Net unrealized appreciation of investments
   and foreign currencies                       46,428,132      182,844            --
-------------------------------------------------------------------------------------
Total Net Assets                              $785,346,877 $204,044,674  $447,060,657
-------------------------------------------------------------------------------------
Shares Outstanding                              43,836,264   16,434,006   447,060,657
-------------------------------------------------------------------------------------
Net Asset Value                                     $17.92       $12.42         $1.00
-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    27 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)



For the Six Months Ended April 30, 2001

                                                                 MFS       Travelers  Smith Barney
                                                                Total       Managed      Money
                                                                Return      Income      Market
                                                              Portfolio    Portfolio   Portfolio

---------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                   $11,016,601  $ 5,811,391 $10,998,552
  Dividends                                                    3,616,249           --          --
  Less: Foreign withholding tax                                  (39,791)          --          --
--------------------------------------------------------------------------------------------------
  Total Investment Income                                     14,593,059    5,811,391  10,998,552
--------------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 3)                                      2,911,521      550,042     920,837
  Custody                                                         29,652        3,563      20,870
  Shareholder communications                                      16,004        5,571       7,998
  Audit and legal                                                 15,920        9,604      12,598
  Pricing service fees                                             8,072           --          --
  Shareholder and system servicing fees                            8,066        7,690       6,615
  Directors' fees                                                  7,035        2,549       3,222
  Registration fees                                                  825           --       2,808
  Other                                                            7,043        3,931         739
--------------------------------------------------------------------------------------------------
  Total Expenses                                               3,004,138      582,950     975,687
--------------------------------------------------------------------------------------------------
Net Investment Income                                         11,588,921    5,228,441  10,022,865
--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 4 AND 5):
  Realized Gain From:
   Security transactions (excluding short-term securities)    19,380,297    3,240,696          --
   Foreign currency transactions                                   1,409           --          --
--------------------------------------------------------------------------------------------------
  Net Realized Gain                                           19,381,706    3,240,696          --
--------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
   Security transactions                                         581,634    2,493,580          --
   Foreign currency transactions                                  (1,453)          --          --
--------------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                        580,181    2,493,580          --
--------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                19,961,887    5,734,276          --
--------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                       $31,550,808  $10,962,717 $10,022,865
--------------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


    28 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

MFS Total Return Portfolio                                            2001          2000

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,588,921  $ 21,743,051
  Net realized gain                                                 19,381,706    26,277,888
  Increase in net unrealized appreciation                              580,181    30,253,690
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            31,550,808    78,274,629
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --   (17,520,200)
  Net realized gains                                                        --   (21,749,058)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                 --   (39,269,258)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                  71,232,782    49,808,519
  Net asset value of shares issued for reinvestment of dividends            --    39,269,258
  Cost of shares reacquired                                        (14,446,482)  (52,901,760)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               56,786,300    36,176,017
----------------------------------------------------------------------------------------------
Increase in Net Assets                                              88,337,108    75,181,388
NET ASSETS:
  Beginning of period                                              697,009,769   621,828,381
----------------------------------------------------------------------------------------------
  End of period *                                                 $785,346,877  $697,009,769

----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $33,384,151   $21,793,821

----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    29 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Travelers Managed Income Portfolio                                    2001          2000

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  5,228,441  $  8,560,037
  Net realized gain (loss)                                           3,240,696    (1,514,578)
  Increase (decrease) in net unrealized appreciation                 2,493,580    (1,248,737)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            10,962,717     5,796,722
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --    (4,865,205)
  Net realized gains                                                        --            --
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                 --    (4,865,205)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                  54,772,476    38,416,609
  Net asset value of shares issued for reinvestment of dividends            --     4,865,205
  Cost of shares reacquired                                        (12,525,168)   (6,419,496)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               42,247,308    36,862,318
----------------------------------------------------------------------------------------------
Increase in Net Assets                                              53,210,025    37,793,835
NET ASSETS:
  Beginning of period                                              150,834,649   113,040,814
----------------------------------------------------------------------------------------------
  End of period*                                                  $204,044,674  $150,834,649

----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $13,788,478    $8,560,037

----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    30 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Smith Barney Money Market Portfolio                                    2001             2000

---------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $   10,022,865  $    17,668,910
  Net realized gain                                                           --               35
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                              10,022,865       17,668,945
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                              (10,022,865)     (17,668,910)
  Net realized gains                                                          --              (35)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders          (10,022,865)     (17,668,945)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                 1,004,833,548    1,419,611,349
  Net asset value of shares issued for reinvestment of dividends      10,065,569       17,398,620
  Cost of shares reacquired                                         (886,438,653)  (1,395,108,815)
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                128,460,464       41,901,154
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                               128,460,464       41,901,154
NET ASSETS:
  Beginning of period                                                318,600,193      276,699,039
---------------------------------------------------------------------------------------------------
  End of period                                                   $  447,060,657  $   318,600,193

---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    31 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, Salomon Brothers Global High Yield, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, formerly known as Smith Barney International Equity, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium, approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate


  32    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2000, reclassifications were made to the capital accounts of MFS Total Return Portfolio and the Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Travelers Managed Income Portfolio, a portion of undistributed net investment income amounting to $276 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the MFS Total Return ("MFSTR") and the Travelers Managed Income ("TMI") Portfolios. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the Portfo-


  33    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
lio. MFSTR and TMI pay TIA a management fee calculated at an annual rate of 0.80% and 0.65%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has sub-advisory agreements with Massachusetts Financial Services Company ("MFS") and Travelers Asset Management International Company LLC ("TAMIC"). Pursuant to each sub-advisory agreement, MFS and TAMIC are responsible for the day-to-day portfolio operations and investment decisions for MFSTR and TMI, respectively, and are compensated for such services at an annual rate of 0.375% and 0.30%, respectively, of the average daily net assets of MFSTR and TMI. These fees are calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR and TMI.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each of the Portfolios paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions.

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                 MFSTR                TMI

-------------------------------------------------------------------------------
Purchases                                     $389,017,539        $182,721,850
-------------------------------------------------------------------------------
Sales                                          293,166,303         129,245,856

-------------------------------------------------------------------------------


  34    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                 MFSTR             TMI

----------------------------------------------------------------------------
Gross unrealized appreciation                $ 58,100,642      $ 2,344,709
Gross unrealized depreciation                 (11,694,343)      (2,161,865)
----------------------------------------------------------------------------
Net unrealized appreciation                  $ 46,406,299      $   182,844

----------------------------------------------------------------------------

5. Forward Foreign Currency Contracts

At April 30, 2001, MFSTR had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts reflected in the accompanying financial statements were as follows:

                                         Local    Market  Settlement Unrealized
 Foreign Currency                       Currency  Value    Date        Loss

 -------------------------------------------------------------------------------
 MFS Total Return Portfolio
 To Buy:
 British Pound                          307,438  $440,853 5/2/01     $  (972)
 Euro                                   618,690   551,129 5/2/01      (2,596)
 Euro                                   141,685   126,213 5/2/01        (595)
 Swiss Franc                            268,300   155,298 5/3/01        (649)
 Swiss Franc                            536,600   310,595 5/3/01      (1,298)
 -------------------------------------------------------------------------------
 Net Unrealized Loss on Forward Foreign
  Currency Contracts                                                 $(6,110)

 -------------------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

7. Futures Contracts

MFSTR has the ability to enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to


  35    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. MFSTR enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, MFSTR did not hold any futures contracts.

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At April 30, 2001, the Portfolios had no securities on loan.

9. Options Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the


  36    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Porfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolios held no purchased call or put option contracts.

When the Porfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, the Portfolios held no TBA securities.


  37    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

11. Capital Loss Carryforward

At October 31, 2000, TMI had, for Federal income tax purposes, a capital loss carryforward of approximately $4,383,000, available to offset future capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio                                            2007            2008

-----------------------------------------------------------------------------
TMI                                               $2,717,000      $1,666,000

-----------------------------------------------------------------------------

12. Capital Shares

At April 30, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                    Six Months Ended   Year Ended
                                    April 30, 2001   October 31, 2000

----------------------------------------------------------------------
MFS Total Return Portfolio
Shares sold                             4,064,492         3,058,479
Shares issued on reinvestment                  --         2,496,456
Shares reacquired                        (836,153)       (3,292,914)
----------------------------------------------------------------------
Net Increase                            3,228,339         2,262,021

----------------------------------------------------------------------
Travelers Managed Income Portfolio
Shares sold                             4,420,122         3,320,803
Shares issued on reinvestment                  --           426,772
Shares reacquired                      (1,016,451)         (555,065)
----------------------------------------------------------------------
Net Increase                            3,403,671         3,192,510

----------------------------------------------------------------------
Smith Barney Money Market Portfolio
Shares sold                         1,004,833,548     1,419,611,349
Shares issued on reinvestment          10,065,569        17,398,620
Shares reacquired                    (886,438,653)   (1,395,108,815)
----------------------------------------------------------------------
Net Increase                          128,460,464        41,901,154

----------------------------------------------------------------------


  38    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio    2001/(1)/     2000    1999/(2)/    1998      1997     1996

--------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period            $17.16    $16.22    $16.23     $15.31    $13.13    $11.53
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income            0.22      0.54      0.52       0.32      0.38      0.33
  Net realized and
   unrealized gain                 0.54      1.43      0.72       1.36      2.27      1.62
--------------------------------------------------------------------------------------------
Total Income From Operations       0.76      1.97      1.24       1.68      2.65      1.95
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              --     (0.46)    (0.37)     (0.28)    (0.29)    (0.27)
  Net realized gains                 --     (0.57)    (0.88)     (0.48)    (0.18)    (0.08)
--------------------------------------------------------------------------------------------
Total Distributions                  --     (1.03)    (1.25)     (0.76)    (0.47)    (0.35)
--------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                   $17.92    $17.16    $16.22     $16.23    $15.31    $13.13
--------------------------------------------------------------------------------------------
Total Return                     4.43%++    12.77%     7.62%     10.94%    20.64%    17.16%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)          $785,347  $697,010  $621,828   $462,274  $263,585  $134,529
--------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                        0.82%+     0.83%     0.84%      0.84%     0.86%     0.91%
  Net investment income           3.18+      3.42      3.11       3.32      3.54      3.82
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate              43%      108%       97%       118%       99%      139%

--------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


  39    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed
Income Portfolio                2001/(1)(2)/  2000/(2)/  1999/(2)/  1998/(2)/ 1997/(2)/ 1996/(2)/

--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period              $11.58      $11.49     $11.65    $11.55     $11.06    $11.16
--------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income              0.37        0.76       0.65      0.72       0.63      0.65
  Net realized and unrealized
   gain (loss)                       0.47       (0.24)     (0.45)    (0.06)      0.35     (0.14)
--------------------------------------------------------------------------------------------------
Total Income From Operations         0.84        0.52       0.20      0.66       0.98      0.51
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                --       (0.43)     (0.29)    (0.54)     (0.49)    (0.46)
  Net realized gains                   --          --      (0.07)    (0.02)        --     (0.15)
--------------------------------------------------------------------------------------------------
Total Distributions                    --       (0.43)     (0.36)    (0.56)     (0.49)    (0.61)
--------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                     $12.42      $11.58     $11.49    $11.65     $11.55    $11.06
--------------------------------------------------------------------------------------------------
Total Return                       7.25%++       4.55%      1.75%     5.71%      9.19%     4.61%
--------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)            $204,045    $150,835   $113,041   $57,556    $31,779   $23,532
--------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses                          0.69%+       0.69%      0.76%     0.84%      0.87%     0.92%
  Net investment income             6.17+        6.56       5.57      6.11       6.48      6.19
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                81%        181%       411%      327%       259%      255%

--------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


  40    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Money Market Portfolio                   2001/(1)/    2000     1999     1998     1997     1996

-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                    $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------------------------
Net investment income/(2)/                 0.027      0.057    0.046    0.050    0.049    0.049
Distributions from net investment income  (0.027)    (0.057)  (0.046)  (0.050)  (0.049)  (0.049)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
-------------------------------------------------------------------------------------------------
Total Return                                2.75%++    5.88%    4.66%    5.11%    5.05%    5.05%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)        $447       $319     $277     $165     $111      $99
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                             0.53%+     0.53%    0.54%    0.64%    0.65%    0.65%
  Net investment income                     5.43+      5.75     4.58     4.99     4.94     4.86

-------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) The Manager waived all or part of its fees for the years ended October 31, 1997 and October 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Net Investment Income            Expense Ratios
                      Per Share Decreases              Without Fee Waivers
                      -------------------              -------------------
      1997            $0.000*                          0.67%
      1996             0.001                           0.74

* Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


  41    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           Victor K. Atkins      Smith Barney Fund Management LLC
           A.E. Cohen            Travelers Investment Adviser, Inc.
           Robert A. Frankel
           Michael Gellert       CUSTODIAN
           Rainer Greeven        PFPC Trust Company
           Susan M. Heilbron
           Heath B. McLendon,    ANNUITY ADMINISTRATION
            Chairman             Travelers Annuity Investor Services
                                 5 State House Square
           OFFICERS              1 Tower Square
           Heath B. McLendon     Hartford, CT 06183
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           Phyllis Zahorodny
           Vice President

           Irving P. David
           Controller

           Paul A. Brook
           Controller

           Christina T. Sydor
           Secretary


  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048

             SalomonSmithBarney
-------------------------------
A member of the citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 IN0804 6/01

              --------------------------------------------------

                          TRAVELERS SERIES FUND INC.

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

                           ALLIANCE GROWTH PORTFOLIO

                        VAN KAMPEN ENTERPRISE PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001


           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolios") for the period ended April 30, 2001./1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 13 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

Portfolio Highlights
Smith Barney Large Cap Value Portfolio
For the six months ended April 30, 2001, the Smith Barney Large Cap Value Portfolio ("Portfolio") returned 1.64%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ returned negative 12.06% for the same period. Past performance is not indicative of future results.

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Special Shareholder Notice
Giri Bogavelli, CFA, and Steven Craige, CFA, have assumed responsibility for the day-to-day management of the Portfolio. Mr. Bogavelli is currently Vice President of Smith Barney Fund Management LLC, the Portfolio's Investment Manager, and Managing Director of the Smith Barney Capital Management Division of Salomon Smith Barney Inc. Prior to this position, he was Assistant Director of Research at Citibank Global Asset Management, a division of Citibank, N.A. Previously, he was Director of Research and Senior Portfolio Manager at Spare, Kaplan, Bischel & Associates. Mr. Bogavelli has 12 years of securities business experience.

Mr. Craige is currently Vice President of the Investment Manager, and a Director of the Private Portfolio Group of Salomon Smith Barney Inc. Mr. Craige has 16 years of securities business experience.

The managers seek to take advantage of mispricings in the capital markets caused by investors' emphasis on near-term concerns. Companies they may consider trade at a significant discount to their intrinsic worth and are typically inexpensively priced relative to earnings or net assets. And while no guarantees can be given, the managers' main goal is to outperform relevant benchmarks with potentially less volatility. They seek to deliver such results by adhering to a rigorous, disciplined, fundamental investment strategy.

According to the managers, just as it was inappropriate a year ago for investors to assume that high tech companies could generate abnormal returns through infinity, they believe the extrapolation of the current dismal state of affairs may be approaching excess in certain market segments. The managers think the market's recent equity sell-off has created opportunities for those able to look through transitory issues and purchase shares of companies with values they deem attractive.

In their view, the degree of pessimism apparent today has begun to approach the excesses of last year, creating a potential opportunity for investors with time horizons of 18 months or longer. And while no assurances can be made, they expect to gradually build positions in the Portfolio in select companies facing immediate cyclical pressures that may also be favorably positioned over the longer term. They currently maintain overweight positions in health care, oil/gas drilling and equipment, and natural gas and they have been building positions in select companies in the financials sector.



    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Alliance Growth Portfolio
For the six months ended April 30, 2001, the Alliance Growth Portfolio ("Portfolio") returned negative 9.88%. In comparison, the Russell 1000 Index ("Russell 1000")/3/ returned negative 13.14% for the same period. Past performance is not indicative of future results.

In line with the Portfolio's investment objective of long-term capital growth, the managers seek to invest primarily in the equity securities of U.S. companies. The managers concentrate on finding companies that they believe have solid growth potential at what they deem to be reasonable prices.

The Portfolio had performed poorly relative to the Russell 1000 in the last few months of 2000 largely due to the very poor performance of its holdings in telecommunications and technology stocks. A clearly slowing economy and fears that the Federal Reserve Board ("Fed") would wait too long before easing produced something of a credit crunch environment that strongly impacted these stocks.

When the Fed began to ease in January, the market rallied sharply, only to plunge steeply in February and March as economic weakness became more pronounced, especially in the telecom and technology sectors. The February through March drop was marked by precipitous declines in many technology stocks, particularly those associated with the internet boom. The Portfolio maintained a relatively low exposure to these stocks. Furthermore, the Portfolio's telecommunications holdings bottomed relative to the market around year-end and did not decline much further in 2001.

The Portfolio's area of significant concentration, financial services, turned in an above-average performance during the period. The net result was a very favorable period of performance relative to the S&P 500, essentially reversing the weak performance of the previous six-month period.

The market rallied in April, the last month of the reporting period. Technology stocks were particularly strong. The managers had made some small but advantageously timed purchases in this group early in the month. Given their strong gains in a very short period of time and the very poor earnings outlook for this sector, they have since sold these stocks.

--------
3 The Russell 1000 measures performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.

    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

It has now been a full year since the market topped out in March of 2000. The Nasdaq Composite Index/4/ has fallen by about 60%. The market now seems tempted to ignore any further near-term bad news and to look forward to better times in 2002. The managers think that it is still too early to be aggressive in technology. At current market levels, they are hopeful that the worst may have been seen, but they think that meaningful gains will not come until the economic outlook improves, or until the market again tests lower levels. The Portfolio's areas of emphasis continue to include financial services, wireless communications, cable TV and other consumer services. The Portfolio is now underweighted in technology and the managers hope to add to this sector at lower prices.

Van Kampen Enterprise Portfolio
For the six months ended April 30, 2001 the Van Kampen Enterprise Portfolio ("Portfolio") returned negative 25.78%. In comparison, the S&P 500 returned negative 12.06% for the same period. Past performance is not indicative of future results.

The Portfolio is managed with a consistent investment philosophy: to own companies with a combination of strong business fundamentals at an attractive valuation. The characteristics the managers may look for include:
     . Established records of growth in sales;
     . Established records of growth in earnings; and . Entering a growth cycle with the expectation that the stock of the company will increase in value.

The managers attribute the Portfolio's overall performance during the period to a difficult market environment for growth companies. During the reporting period, stock indexes fell precipitously as disappointing corporate earnings, combined with historically high valuations, caused some high-growth stocks to fall after years of outstanding results. In response to the changed economic environment, the portfolio managers believed it was important to moderate portfolio risk in a deteriorating earnings environment. They put a premium on the valuation aspect of their stock-selection discipline (i.e., companies with lower valuations may be less vulnerable to sharp drops in their stock price). Although some stocks may have had less attractive near-term fundamentals, these stocks' positive long-term outlooks and attractive valuations helped make them potential buy

--------
4 The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders candidates. This strategy was based on the managers' view that economic conditions may eventually improve and lift the earnings (and thus the stock prices) of these companies.

Results during the reporting period benefited from investments in financial, health care and consumer-staples stocks. According to the managers, financials offered attractive valuations and generally strong fundamentals. Portfolio performance was enhanced by investments in Golden West Financial Corp. and Washington Mutual, Inc., which have taken advantage of a lower interest-rate environment and increased profit margins. Portfolio results also benefited from investments in Baxter International Inc., a large medical supply manufacturer, and UnitedHealth Group Inc., a leading HMO. These companies continued to display strong fundamentals in the face of a slowing economy. Similarly, food and tobacco conglomerate Philip Morris Cos. Inc., another strong contributor to performance, maintained its consistent growth. In addition, the managers believed the company stood to benefit from a pending initial public offering of its Kraft Foods subsidiary, as well as from decreasing litigation risk./5/

Stocks that detracted from performance were mainly in the technology sector. As fundamentals in that sector deteriorated, the managers' investment discipline led them to significantly reduce their weighting in technology stocks. Sharp cutbacks in corporate technology spending caused rapid declines in technology companies' fundamentals, and their valuations declined accordingly. The stocks that most hurt Portfolio results during the period were as follows:
     . Cisco Systems, Inc., a maker of data-networking equipment;
     . EMC Corp., the market leader in large-scale electronic-data storage;
     . Sanmina Corp., a fast-growing contract electronics manufacturer;
     . Corning, a fiber-optics manufacturer;
     . Oracle Corp., a developer of database and other information software;
       and
     . Sun Microsystems, Inc., the leading manufacturer of computer workstations.

Except for Sanmina, the managers sold all or most of the Portfolio's holdings in these stocks.


--------
5 Please keep in mind that not all stocks in the Portfolio performed as well, nor is there any guarantee that these stocks will perform as well or will be held by the Portfolio in the future.


    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Looking forward, the managers are cautiously optimistic that the economy will respond favorably to the Fed's interest-rate reductions and apparent willingness to cut rates further. Regardless of if or when a turnaround happens, the managers will continue to invest in stocks deemed to posses a combination of strong fundamentals at attractive valuations.

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001




    6 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                    Smith Barney Large Cap Value Portfolio

 Historical Performance


                            Net Asset Value

                         ----------------------
                         Beginning    End of    Income   Capital Gain     Total
Period Ended             of Period    Period   Dividends Distributions   Returns+
------------------------------------------------------------------------------------
4/30/01                      $20.74     $21.08     $0.00     $0.00          1.64%++
------------------------------------------------------------------------------------
10/31/00                      19.83      20.74      0.26      0.47          8.62
------------------------------------------------------------------------------------
10/31/99                      18.94      19.83      0.24      0.52          8.52
------------------------------------------------------------------------------------
10/31/98                      17.90      18.94      0.21      0.53          9.65
------------------------------------------------------------------------------------
10/31/97                      14.84      17.90      0.18      0.17         23.38
------------------------------------------------------------------------------------
10/31/96                      12.12      14.84      0.17      0.05         24.55
------------------------------------------------------------------------------------
10/31/95                      10.14      12.12      0.06      0.00         20.21
------------------------------------------------------------------------------------
6/16/94* - 10/31/94           10.00      10.14      0.00      0.00          1.40++
-----------------------------------------------------------------------------------
Total                                              $1.12     $1.74
-----------------------------------------------------------------------------------

  It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

   Average Annual Total Returns+

                       Six Months Ended 4/30/01++  1.64%
                       ----------------------------------
                       Year Ended 4/30/01         11.75
                       ----------------------------------
                       Five Years Ended 4/30/01   12.03
                       ----------------------------------
                       6/16/94* through 4/30/01   14.00
                       ---------------------------------

 Cumulative Total Return+

                        6/16/94 through 4/30/01 146.07%
                        -------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.



    7 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

           --------------------------------------------------------

                            June 1994 -- April 2001

                                     [CHART]

                      SB Large Cap Value Portfolio       S&P 500 Index
                      ----------------------------       -------------
         June    1994           10,000                      10,000
         October 1994           10,140                      10,324
         October 1995           12,189                      13,053
         October 1996           15,182                      16,018
         October 1997           18,731                      21,159
         October 1998           20,539                      25,817
         October 1999           22,290                      32,442
         October 2000           24,210                      34,413
         April   2001           24,607                      30,263


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


   8    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                           Alliance Growth Portfolio

 Historical Performance


                         Net Asset Value

                         -----------------
                         Beginning End of Income    Capital Gain    Total
     Period Ended        of Period Period Dividends Distributions  Returns+
     -----------------------------------------------------------------------
     4/30/01             $28.63    $25.80 $0.00     $0.00         (9.88)%++
     -----------------------------------------------------------------------
     10/31/00             28.35     28.63  0.03      2.40          9.27
     -----------------------------------------------------------------------
     10/31/99             22.14     28.35  0.15      1.45         35.51
     -----------------------------------------------------------------------
     10/31/98             20.82     22.14  0.04      1.44         12.92
     -----------------------------------------------------------------------
     10/31/97             16.30     20.82  0.02      0.62         32.59
     -----------------------------------------------------------------------
     10/31/96             13.28     16.30  0.09      0.32         26.55
     -----------------------------------------------------------------------
     10/31/95             10.65     13.28  0.02      0.10         26.18
     -----------------------------------------------------------------------
     6/16/94* - 10/31/94  10.00     10.65  0.00      0.00          6.50++
     ----------------------------------------------------------------------
     Total                                $0.35     $6.33
     ----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

                      Six Months Ended 4/30/01++  (9.88)%
                      ------------------------------------
                      Year Ended 4/30/01         (14.45)
                      ------------------------------------
                      Five Years Ended 4/30/01    16.91
                      ------------------------------------
                      6/16/94* through 4/30/01    19.48
                      -----------------------------------

 Cumulative Total Return+

                        6/16/94* through 4/30/01 239.75%
                        --------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.



    9 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the Alliance Growth Portfolio vs. S&P 500 Index
                            and Russell 1000 Index+

           --------------------------------------------------------

                            June 1994 -- April 2001

                                    [CHART]
                Alliance Growth Portfolio    S&P 500 Index   Russell 1000 Index
                -------------------------    -------------   ------------------
June    1994              10,000                10,000            10,000
October 1994              10,650                10,324            10,191
October 1995              13,428                13,053            12,612
October 1996              17,007                16,018            15,501
October 1997              22,549                21,159            20,236
October 1998              25,463                25,817            24,039
October 1999              34,504                32,442            30,189
October 2000              37,702                34,413            32,925
April   2001              33,975                30,263            28,598


+ Hypothetical illustration of $10,000 invested in shares of the Alliance
  Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    10 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                        Van Kampen Enterprise Portfolio


 Historical Performance



                        Net Asset Value
                        ----------------
                        Beginning End of Income    Capital Gain    Total
    Period Ended        of Period Period Dividends Distributions  Returns+
    ------------------------------------------------------------------------
    4/30/01             $25.60    $19.00 $0.00     $ 0.00        (25.78)%++
    ------------------------------------------------------------------------
    10/31/00             25.52     25.60  0.00**     3.73         13.92
    ------------------------------------------------------------------------
    10/31/99             20.56     25.52  0.07       0.39         26.48
    ------------------------------------------------------------------------
    10/31/98             19.89     20.56  0.05       1.17          8.97
    ------------------------------------------------------------------------
    10/31/97             15.37     19.89  0.05       0.00         29.81
    ------------------------------------------------------------------------
    10/31/96             12.89     15.37  0.04       0.40         23.35
    ------------------------------------------------------------------------
    10/31/95             10.38     12.89  0.02       0.03         24.74
    ------------------------------------------------------------------------
    6/16/94* - 10/31/94  10.00     10.38  0.00       0.00          3.80++
    -----------------------------------------------------------------------
    Total                                $0.23     $ 5.72
    -----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

                      Six Months Ended 4/30/01++ (25.78)%
                      ------------------------------------
                      Year Ended 4/30/01         (31.19)
                      ------------------------------------
                      Five Years Ended 4/30/01    10.10
                      ------------------------------------
                      6/16/94* through 4/30/01    13.70
                      -----------------------------------

                       Cumulative Total Return+

                      6/16/94* through 4/30/01   141.61%
                      -----------------------------------
+ Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.
** Amount represents less than $0.01 per share.



    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



                  Growth of $10,000 Invested in Shares of the
                      Van Kampen Enterprise Portfolio vs.
                                S&P 500 Index+

           --------------------------------------------------------

                            June 1994 -- April 2001

                                     [CHART]

                          Van Kampen Enterprise Portfolio      S&P 500 Index
                          -------------------------------      -------------
    June    1994                      10,000                      10,000
    October 1994                      10,380                      10,324
    October 1995                      12,948                      13,053
    October 1996                      15,972                      16,018
    October 1997                      20,733                      21,159
    October 1998                      22,592                      25,817
    October 1999                      28,576                      32,442
    October 2000                      32,554                      34,413
    April   2001                      24,161                      30,263


+ Hypothetical illustration of $10,000 invested in shares of the Van Kampen
  Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)                             April 30, 2001


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

  SHARES                SECURITY                VALUE

----------------------------------------------------------
 COMMON STOCK -- 95.7%
 Capital Goods -- 6.0%
 80,100     Emerson Electric Co.             $  5,338,665
110,000     General Electric Co.                5,338,300
196,600     Illinois Tool Works Inc.           12,460,508
302,000     Pitney Bowes Inc.                  11,497,140
---------------------------------------------------------
                                               34,634,613
---------------------------------------------------------
 Consumer Cyclicals -- 2.1%
520,000     Masco Corp.                        11,960,000
---------------------------------------------------------
 Consumer Staples -- 8.5%
372,300     The Gillette Co.                   10,558,428
236,500     Kimberly-Clark Corp.               14,048,100
214,700     The McGraw-Hill Cos., Inc.         13,908,266
245,000     PepsiCo, Inc.                      10,733,450
---------------------------------------------------------
                                               49,248,244
---------------------------------------------------------
 Diversified Manufacturing -- 3.0%
328,400     Tyco International Ltd.            17,526,708
---------------------------------------------------------
 Energy -- 17.2%
212,300     BP Amoco PLC, Sponsored ADR        11,481,184
115,200     Chevron Corp.                      11,123,712
 31,000     Conoco Inc., Class A Shares           938,990
337,968     Conoco Inc., Class B Shares        10,280,986
231,600     El Paso Energy Corp.               15,934,080
265,000     Exxon Mobil Corp.                  23,479,000
300,725     Halliburton Co.                    12,994,327
310,000     The Williams Cos., Inc.            13,072,700
---------------------------------------------------------
                                               99,304,979
---------------------------------------------------------
 Financial Services -- 19.3%
 36,900     American Express Co.                1,566,036
293,400     Bank of America Corp.              16,430,400
150,200     Fannie Mae                         12,055,052
348,400     J.P. Morgan Chase & Co.            16,716,232
132,200     Marsh & McLennan Cos., Inc.        12,749,368
408,900     Mellon Financial Corp.             16,736,277
178,800     Merrill Lynch & Co., Inc.          11,031,960
150,000     Morgan Stanley Dean Witter & Co.    9,418,500
312,400     Wells Fargo & Co.                  14,673,428
---------------------------------------------------------
                                              111,377,253
---------------------------------------------------------
 Healthcare -- 8.3%
194,300     American Home Products Corp.       11,220,825
 18,800     Baxter International Inc.           1,713,620



                      See Notes to Financial Statements.


   13 Travelers Series Fund Inc.  | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                     SMITH BARNEY LARGE CAP VALUE PORTFOLIO


        SHARES                   SECURITY                      VALUE

        -----------------------------------------------------------------
        Healthcare -- 8.3% (continued)
        246,300 Bristol-Myers Squibb Co.                    $ 13,792,800
        148,200 Eli Lilly & Co.                               12,597,000
         90,000 Johnson & Johnson                              8,683,200
        -----------------------------------------------------------------
                                                              48,007,445
        -----------------------------------------------------------------
        Insurance -- 4.6%
        190,000 The Chubb Corp.                               12,682,500
        227,200 The Hartford Financial Services Group, Inc.   14,109,120
        -----------------------------------------------------------------
                                                              26,791,620
        -----------------------------------------------------------------
        Oil & Gas Drilling -- 2.5%
        162,540 Diamond Offshore Drilling, Inc.                7,138,757
        140,000 Transocean Sedco Forex Inc.                    7,599,200
        -----------------------------------------------------------------
                                                              14,737,957
        -----------------------------------------------------------------
        Raw & Intermediate Materials -- 3.5%
        271,700 Alcoa Inc.                                    11,248,380
        265,000 The Dow Chemical Co.                           8,864,250
        -----------------------------------------------------------------
                                                              20,112,630
        -----------------------------------------------------------------
        Technology -- 6.7%
        137,700 First Data Corp.                               9,286,488
        325,000 Intel Corp.                                   10,045,750
        108,000 International Business Machines Corp.         12,435,120
         90,800 United Technologies Corp.                      7,089,664
        -----------------------------------------------------------------
                                                              38,857,022
        -----------------------------------------------------------------
        Telecommunications -- 7.9%
        168,600 ALLTEL Corp.                                   9,207,246
        258,300 SBC Communications Inc.                       10,654,875
        349,800 Sprint Corp.                                   7,478,724
        316,500 Verizon Communications Inc.                   17,429,655
        254,943 Williams Communications Group, Inc.*           1,152,346
        -----------------------------------------------------------------
                                                              45,922,846
        -----------------------------------------------------------------
        Utilities -- 6.1%
        150,000 American Electric Power Co., Inc.              7,401,000
        380,000 Duke Energy Corp.                             17,768,800
        150,000 Exelon Corp.                                  10,357,500
        -----------------------------------------------------------------
                                                              35,527,300
        -----------------------------------------------------------------
                TOTAL COMMON STOCK
                (Cost -- $459,439,304)                       554,008,617

        -----------------------------------------------------------------


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                             SMITH BARNEY LARGE CAP VALUE PORTFOLIO

   FACE
  AMOUNT                                   SECURITY                                    VALUE

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
$24,660,000 Goldman, Sachs & Co., 4.460% due 5/1/01; Proceeds at
             maturity -- $24,663,055; (Fully collateralized by U.S. Treasury Bills,
             Notes and Bonds, 0.000% to 15.750% due 5/30/01 to 2/15/31;
             Market value -- $25,153,209) (Cost -- $24,660,000)                     $ 24,660,000

-------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $484,099,304**)                                                $578,668,617

-------------------------------------------------------------------------------------------------

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           ALLIANCE GROWTH PORTFOLIO


  SHARES                         SECURITY                            VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.1%
Airlines -- 1.1%
   264,300 Continental Airlines, Inc., Class B Shares*           $   13,585,020
--------------------------------------------------------------------------------
Banking -- 8.0%
   970,400 Bank of America Corp.                                     54,342,400
   115,000 Bank One Corp.                                             4,343,550
   740,812 J.P. Morgan Chase & Co.                                   35,544,160
--------------------------------------------------------------------------------
                                                                     94,230,110
--------------------------------------------------------------------------------
Biotechnology -- 0.2%
    72,000 Affymetrix, Inc.*                                          2,379,600
--------------------------------------------------------------------------------
Broadcasting & Cable -- 10.8%
   265,400 Adelphia Communications Corp., Class A Shares*             9,649,944
   238,500 AOL Time Warner Inc.*                                     12,044,250
 3,174,156 AT&T Corp. - Liberty Media Corp., Class A Shares*         50,786,496
    67,000 Cablevision Systems Corp. - NY Group, Class A Shares*      4,606,250
    33,500 Cablevision Systems Corp. - Rainbow Media Group*             708,525
   277,000 Charter Communications, Inc., Class A Shares*              5,930,570
   105,000 Comcast Corp., Class A Special Shares*                     4,610,550
   141,000 Fox Entertainment Group, Inc., Class A Shares*             3,235,950
   189,400 The News Corp. Ltd., Sponsored ADR                         7,272,960
 1,092,600 UnitedGlobalCom, Inc., Class A Shares*                    17,511,647
   232,423 Viacom Inc., Class B Shares*                              12,099,941
--------------------------------------------------------------------------------
                                                                    128,457,083
--------------------------------------------------------------------------------
Business Services -- 2.8%
   293,780 Arbitron Inc.*                                             6,134,126
 1,468,900 Ceridian Corp.*                                           26,440,200
         1 Reuters Group PLC, Sponsored ADR                                  90
--------------------------------------------------------------------------------
                                                                     32,574,416
--------------------------------------------------------------------------------
Drugs -- 4.6%
   211,000 Bristol-Myers Squibb Co.                                  11,816,000
   129,800 Merck & Co., Inc.                                          9,860,906
    64,000 Pfizer Inc.                                                2,771,200
   431,400 Pharmacia Corp.                                           22,544,964
   192,000 Schering-Plough Corp.                                      7,399,680
--------------------------------------------------------------------------------
                                                                     54,392,750
--------------------------------------------------------------------------------
Electronics -- 7.5%
 1,303,600 Flextronics International Ltd.*                           35,053,804
   751,600 Sanmina Corp.*                                            21,909,140
   869,600 SCI Systems, Inc.*                                        22,218,280
   373,600 Solectron Corp.*                                           9,508,120
--------------------------------------------------------------------------------
                                                                     88,689,344
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           ALLIANCE GROWTH PORTFOLIO


          SHARES                 SECURITY                    VALUE

        ----------------------------------------------------------------
        Energy -- 4.8%
           114,000 Apache Corp.                          $    7,291,440
           158,000 Baker Hughes Inc.                          6,207,820
         2,852,192 BP PLC                                    25,607,739
           210,000 Santa Fe International Corp.               7,980,000
            98,000 Total Fina Elf S.A., Sponsored ADR         7,340,200
            48,000 Transocean Sedco Forex Inc.                2,605,440
        ----------------------------------------------------------------
                                                             57,032,639
        ----------------------------------------------------------------
        Financial Services -- 11.9%
         2,095,188 The CIT Group, Inc., Class A Shares       76,893,400
           326,100 Household International, Inc.             20,876,922
         1,224,762 MBNA Corp.                                43,662,765
        ----------------------------------------------------------------
                                                            141,433,087
        ----------------------------------------------------------------
        Healthcare -- 3.5%
         1,499,200 IMS Health Inc.                           41,153,040
        ----------------------------------------------------------------
        Insurance -- 7.2%
           160,700 ACE Ltd.                                   5,736,990
           354,000 AFLAC Inc.                                11,257,200
           639,397 American International Group, Inc.        52,302,675
           431,600 John Hancock Financial Services, Inc.     16,033,940
        ----------------------------------------------------------------
                                                             85,330,805
        ----------------------------------------------------------------
        Leisure -- 1.1%
            37,000 Carnival Corp.                               980,500
           687,215 Cendant Corp.*                            12,191,194
        ----------------------------------------------------------------
                                                             13,171,694
        ----------------------------------------------------------------
        Multi-Industry -- 4.5%
           673,000 General Electric Co.                      32,660,690
           383,796 Tyco International Ltd.                   20,483,193
        ----------------------------------------------------------------
                                                             53,143,883
        ----------------------------------------------------------------
        Publishing -- 0.3%
            52,000 Gannett Co., Inc.                          3,356,600
        ----------------------------------------------------------------
        Real Estate -- 1.5%
           140,000 Entertainment Properties Trust             2,212,000
           135,300 Humphrey Hospitality Trust, Inc.             397,782
           443,700 JP Realty, Inc.                            9,291,078
           250,000 Koger Equity, Inc.                         3,747,500
           101,900 The Macerich Co.                           2,292,750
        ----------------------------------------------------------------
                                                             17,941,110
        ----------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           ALLIANCE GROWTH PORTFOLIO


  SHARES                           SECURITY                              VALUE
------------------------------------------------------------------------------------
Retail -- 2.7%
   171,550 The Home Depot, Inc.                                      $    8,080,005
   510,000 The Kroger Co.*                                               11,520,900
   258,700 The Limited, Inc.                                              4,377,204
   280,000 RadioShack Corp.                                               8,576,400
         1 Too Inc.*                                                             20
------------------------------------------------------------------------------------
                                                                         32,554,529
------------------------------------------------------------------------------------
Technology -- 5.5%
   109,000 Cisco Systems, Inc.*                                           1,850,820
   417,865 Computer Associates International, Inc.                       13,451,074
   213,700 International Business Machines Corp.                         24,605,418
   176,000 Micron Technology, Inc.*                                       7,986,880
   109,000 Microsoft Corp.*                                               7,384,750
   415,000 Oracle Corp.*                                                  6,706,400
    28,000 Sun Microsystems, Inc.*                                          479,360
    79,000 Texas Instruments Inc.                                         3,057,300
------------------------------------------------------------------------------------
                                                                         65,522,002
------------------------------------------------------------------------------------
Telecommunications -- 17.3%
 1,530,900 AT&T Wireless Group*                                          30,771,090
    28,000 Comverse Technology, Inc.*                                     1,918,000
   357,000 Energis PLC*                                                   1,861,849
   712,000 General Motors Corp., Class H Shares*                         15,130,000
   697,504 Global TeleSystems, Inc.*                                        404,552
   242,000 Level 3 Communications, Inc.*                                  3,443,660
   796,200 Loral Space & Communications Ltd.*                             1,886,994
   760,200 Millicom International Cellular S.A.*                         20,677,440
 1,312,400 Nextel Communications, Inc., Class A Shares*                  21,326,500
   752,963 NTL Inc.*                                                     21,903,694
   513,000 United Pan-Europe Communications N.V., Sponsored ADR*          3,303,720
21,598,732 Vodafone Group PLC                                            65,669,837
    82,010 VoiceStream Wireless Corp.*                                    8,611,050
   172,600 Western Wireless Corp., Class A Shares*                        7,685,878
------------------------------------------------------------------------------------
                                                                        204,594,264
------------------------------------------------------------------------------------
Utilities - Telephone -- 1.8%
   937,791 AT&T Corp.                                                    20,893,983
------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $1,042,177,157)                                   1,150,435,959

------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Publishing -- 0.1%
    12,100 Adelphia Communications Corp., 5.50% Cumulative, Series D
           (Cost -- $2,242,588)                                           1,406,625

------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                           ALLIANCE GROWTH PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE

--------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.1%
Telecommunications -- 0.1%
$11,165,000 Global TeleSystems, Inc., Sr. Sub. Debentures, 5.75% due 7/1/10+
            (Cost -- $9,749,546)                                             $    1,004,850

--------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 2.7%
 32,100,000 Federal National Mortgage Association, 4.53% due 5/1/01
            (Cost -- $32,100,000)                                                32,100,000

--------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $1,086,269,291**)                                       $1,184,947,434

--------------------------------------------------------------------------------------------

* Non-income producing security.
+ Security is currently in default.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO


    SHARES                       SECURITY                          VALUE
    -------------------------------------------------------------------------
    COMMON STOCK -- 98.9%
    Automotive -- 1.5%
     69,700 Harley-Davidson, Inc.                               $  3,212,473
    -------------------------------------------------------------------------
    Biotechnology -- 3.7%
     16,100 Allergan, Inc.                                         1,223,600
     38,000 Bristol-Myers Squibb Co.                               2,128,000
     25,300 Eli Lilly & Co.                                        2,150,500
     22,500 Forest Laboratories, Inc.*                             1,375,875
     24,500 Pharmacia Corp.                                        1,280,370
    -------------------------------------------------------------------------
                                                                   8,158,345
    -------------------------------------------------------------------------
    Business Services -- 3.2%
     13,300 Affiliated Computer Services, Inc., Class A Shares*      957,600
     18,400 Convergys Corp.*                                         671,600
     33,600 Electronic Data Systems Corp.                          2,167,200
     49,000 First Data Corp.                                       3,304,560
    -------------------------------------------------------------------------
                                                                   7,100,960
    -------------------------------------------------------------------------
    Consumer Products & Services -- 0.7%
     63,000 Cendant Corp.*                                         1,117,620
     29,600 Mattel, Inc.*                                            478,040
    -------------------------------------------------------------------------
                                                                   1,595,660
    -------------------------------------------------------------------------
    Electronic Components -- 11.6%
     78,300 Analog Devices, Inc.*                                  3,704,373
     17,600 Applied Materials, Inc.*                                 960,960
     51,100 Atmel Corp.*                                             709,779
     66,000 Celestica Inc.*                                        3,372,600
     13,300 Integrated Device Technology, Inc.*                      520,961
     45,000 Intel Corp.                                            1,390,950
     21,300 International Rectifier Corp.*                         1,182,150
     40,900 Lam Research Corp.*                                    1,210,640
     29,000 LSI Logic Corp.*                                         593,630
     12,300 Micron Technology, Inc.*                                 558,174
     65,400 National Semiconductor Corp.*                          1,883,520
     28,600 Novellus Systems, Inc.*                                1,577,290
      9,000 NVIDIA Corp.*                                            749,700
    117,700 Sanmina Corp.*                                         3,430,955
     75,500 SCI Systems, Inc.*                                     1,929,025
     72,000 Solectron Corp.*                                       1,832,400
    -------------------------------------------------------------------------
                                                                  25,607,107
    -------------------------------------------------------------------------
    Energy -- 4.9%
      6,500 Aquila, Inc.*                                            197,015
     65,400 Baker Hughes Inc.                                      2,569,566


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO


            SHARES               SECURITY                  VALUE
            ---------------------------------------------------------
            Energy -- 4.9% (continued)
              8,200 El Paso Corp.                       $    564,160
             29,300 ENSCO International Inc.               1,139,770
             25,500 Nabors Industries, Inc.*               1,520,310
             67,700 Noble Drilling Corp.*                  3,283,450
             11,400 Smith International, Inc.*               925,566
             12,000 Tosco Corp.                              552,600
            ---------------------------------------------------------
                                                          10,752,437
            ---------------------------------------------------------
            Environmental Services -- 1.7%
            150,200 Waste Management, Inc.                 3,666,382
            ---------------------------------------------------------
            Financial Services -- 13.5%
             13,200 American Express Co.                     560,208
             51,100 Bank of America Corp.                  2,861,600
              6,300 The Bank of New York Co.                 316,260
             52,200 Bank One Corp.                         1,971,594
             20,400 Capital One Financial Corp.            1,282,344
             15,600 Countrywide Credit Industries, Inc.      665,652
             56,900 Fannie Mae                             4,566,794
             29,900 FleetBoston Financial Corp.            1,147,263
             43,900 Freddie Mac                            2,888,620
             39,800 Golden West Financial Corp.            2,336,260
              7,100 Household International, Inc.            454,542
             14,850 J.P. Morgan Chase & Co.                  712,503
             23,200 Lehman Brothers Holdings Inc.          1,687,800
             12,300 MBIA, Inc.                               588,555
             36,200 MBNA Corp.                             1,290,530
             27,200 Merrill Lynch & Co., Inc.              1,678,240
             22,300 Providian Financial Corp.              1,188,590
             46,000 Washington Mutual, Inc.                2,296,780
             24,500 Wells Fargo & Co.                      1,150,765
            ---------------------------------------------------------
                                                          29,644,900
            ---------------------------------------------------------
            Food & Beverage -- 3.7%
             25,000 The Pepsi Bottling Group, Inc.         1,000,500
             41,300 PepsiCo, Inc.                          1,809,353
            106,200 Philip Morris Cos. Inc.                5,321,682
            ---------------------------------------------------------
                                                           8,131,535
            ---------------------------------------------------------
            Healthcare -- 6.3%
             24,700 Baxter International Inc.              2,251,405
             40,950 Cardinal Health, Inc.                  2,760,030
             38,800 HCA - The Healthcare Co.               1,501,560
             23,500 Medtronic, Inc.                        1,048,100
             34,700 Tenet Healthcare Corp.*                1,549,008


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO


         SHARES                  SECURITY                     VALUE
         ---------------------------------------------------------------
         Healthcare -- 6.3% (continued)
          52,300 UnitedHealth Group Inc.                   $  3,424,604
          13,100 WellPoint Health Networks Inc.*              1,287,075
         ---------------------------------------------------------------
                                                             13,821,782
         ---------------------------------------------------------------
         Hotel/Casino -- 1.2%
          72,000 Starwood Hotels & Resorts Worldwide, Inc.    2,598,480
         ---------------------------------------------------------------
         Instruments -- 0.9%
          10,000 Johnson Controls, Inc.                         724,000
          25,200 Waters Corp.*                                1,315,440
         ---------------------------------------------------------------
                                                              2,039,440
         ---------------------------------------------------------------
         Insurance -- 2.9%
          33,300 The AllState Corp.                           1,390,275
          20,825 American International Group, Inc.           1,703,485
          19,400 CIGNA Corp.                                  2,069,980
          15,300 Torchmark Corp.                                579,717
          19,400 UnumProvident Corp.                            580,254
         ---------------------------------------------------------------
                                                              6,323,711
         ---------------------------------------------------------------
         Media -- 4.0%
          81,800 AOL Time Warner Inc.*                        4,130,900
          50,100 Comcast Corp., Class A Special Shares*       2,199,891
          64,563 Metro-Goldwyn-Mayer Inc.*                    1,319,022
          22,000 Viacom Inc., Class B Shares*                 1,145,320
         ---------------------------------------------------------------
                                                              8,795,133
         ---------------------------------------------------------------
         Multi-Industry -- 5.5%
         121,200 General Electric Co.                         5,881,836
          12,300 Minnesota Mining and Manufacturing Co.       1,463,823
          86,900 Tyco International Ltd.                      4,637,853
         ---------------------------------------------------------------
                                                             11,983,512
         ---------------------------------------------------------------
         Pharmaceuticals -- 5.7%
          44,300 Abbott Laboratories                          2,054,634
          33,200 American Home Products Corp.                 1,917,300
          28,000 Merck & Co., Inc.                            2,127,160
          96,850 Pfizer Inc.                                  4,193,605
          60,300 Schering-Plough Corp.                        2,323,962
         ---------------------------------------------------------------
                                                             12,616,661
         ---------------------------------------------------------------
         Retail -- 8.7%
          79,700 Bed Bath & Beyond, Inc.*                     2,257,104
          18,000 Dollar General Corp.                           297,000
          49,000 Federated Department Stores, Inc.*           2,106,020
          43,900 The Home Depot, Inc.                         2,067,690
          31,600 Kohl's Corp.*                                1,929,496


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO


          SHARES                 SECURITY                    VALUE
          -------------------------------------------------------------
          Retail -- 8.7% (continued)
           46,000 The Kroger Co.*                         $  1,039,140
           61,400 Safeway Inc.*                              3,334,020
           37,800 Target Corp.                               1,453,410
           47,700 The TJX Cos., Inc.                         1,494,441
           21,500 Toys "R" Us, Inc.*                           533,200
           52,100 Wal-Mart Stores, Inc.                      2,695,654
          -------------------------------------------------------------
                                                            19,207,175
          -------------------------------------------------------------
          Technology -- 14.4%
           15,300 Autodesk, Inc.                               533,358
           14,300 BEA Systems, Inc.*                           584,155
           40,000 BMC Software, Inc.*                          967,600
           31,600 Check Point Software Technologies Ltd.*    1,982,268
           40,900 Compaq Computer Corp.                        715,750
           42,000 Computer Associates International, Inc.    1,351,980
           23,900 EMC Corp.*                                   946,440
           70,500 International Business Machines Corp.      8,117,370
           34,800 Linear Technology Corp.                    1,671,792
            8,200 Mercury Interactive Corp.*                   542,430
          114,400 Microsoft Corp.*                           7,750,600
           37,150 Oracle Corp.*                                600,344
           25,000 PeopleSoft, Inc.*                            926,000
           39,000 Peregrine Systems, Inc.*                   1,005,420
           11,300 Siebel Systems, Inc.*                        515,054
           15,300 SunGard Data Systems Inc.*                   845,631
           10,000 Symantec Corp.*                              648,100
           33,000 Tech Data Corp.*                           1,150,380
           13,000 VERITAS Software Corp.*                      774,930
          -------------------------------------------------------------
                                                            31,629,602
          -------------------------------------------------------------
          Telecommunications -- 2.9%
           29,500 Cisco Systems, Inc.*                         500,910
           49,000 Comverse Technology, Inc.*                 3,356,500
            6,100 QUALCOMM Inc.*                               349,896
           38,200 Scientific-Atlanta, Inc.                   2,205,286
          -------------------------------------------------------------
                                                             6,412,592
          -------------------------------------------------------------
          Utilities -- 1.9%
           14,000 Calpine Corp.*                               797,860
           26,600 Entergy Corp.                              1,077,300
           30,500 Mirant Corp.*                              1,244,400
           21,000 Reliant Energy, Inc.                       1,040,550
          -------------------------------------------------------------
                                                             4,160,110
          -------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $209,557,577)                   217,457,997

          -------------------------------------------------------------


                      See Notes to Financial Statements.


    23 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                        VAN KAMPEN ENTERPRISE PORTFOLIO

   FACE
  AMOUNT                          SECURITY                            VALUE

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.1%
$2,514,000 Federal National Mortgage Association, 4.53% due 5/1/01
           (Cost -- $2,514,000)                                    $  2,514,000

--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $212,071,577**)                                $219,971,997

--------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    24 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001



                                              Smith Barney
                                               Large Cap      Alliance     Van Kampen
                                                 Value         Growth      Enterprise
                                               Portfolio     Portfolio     Portfolio

---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value
   (Cost -- $484,099,304, $1,086,269,291
   and $212,071,577, respectively)            $578,668,617 $1,184,947,434 $219,971,997
  Cash                                                 860        528,812           73
  Receivable for securities sold                 2,174,669      2,770,084    1,660,396
  Dividends and interest receivable                636,096        495,912       67,196
---------------------------------------------------------------------------------------
  Total Assets                                 581,480,242  1,188,742,242  221,699,662
---------------------------------------------------------------------------------------
LIABILITIES:
  Management fee payable                           322,458        724,158      305,500
  Payable for securities purchased                      --     12,558,499    1,775,389
  Accrued expenses                                  28,312         18,738       24,243
---------------------------------------------------------------------------------------
  Total Liabilities                                350,770     13,301,395    2,105,132
---------------------------------------------------------------------------------------
Total Net Assets                              $581,129,472 $1,175,440,847 $219,594,530

---------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                 $        276 $          456 $        116
  Capital paid in excess of par value          465,830,978    904,845,744  186,141,421
  Undistributed net investment income           11,730,052      5,134,121       85,911
  Accumulated net realized gain from
   security transactions                         8,998,853    166,782,383   25,466,662
  Net unrealized appreciation of investments    94,569,313     98,678,143    7,900,420
---------------------------------------------------------------------------------------
Total Net Assets                              $581,129,472 $1,175,440,847 $219,594,530

---------------------------------------------------------------------------------------
Shares Outstanding                              27,571,579     45,560,432   11,557,462
---------------------------------------------------------------------------------------
Net Asset Value                                     $21.08         $25.80       $19.00

---------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)


For the Six Months Ended April 30, 2001

                                            Smith Barney
                                              Large Cap      Alliance     Van Kampen
                                                Value         Growth      Enterprise
                                              Portfolio     Portfolio      Portfolio

---------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                 $  5,261,504  $   5,057,266  $    792,768
  Interest                                       716,467      2,323,810       240,348
  Less: Foreign withholding tax                  (14,291)       (56,390)         (107)
---------------------------------------------------------------------------------------
  Total Investment Income                      5,963,680      7,324,686     1,033,009
---------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                      1,783,835      4,708,078       901,227
  Audit and legal                                 13,033         14,333        11,843
  Custody                                         10,712         41,520        11,953
  Shareholder and system servicing fees            8,132          8,112         8,084
  Shareholder communications                       7,935         21,164         6,304
  Directors' fees                                  5,951         13,205         4,233
  Other                                            2,944          5,612         3,454
---------------------------------------------------------------------------------------
  Total Expenses                               1,832,542      4,812,024       947,098
---------------------------------------------------------------------------------------
Net Investment Income                          4,131,138      2,512,662        85,911
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                        90,278,290    249,177,850   186,659,673
   Cost of securities sold                   100,741,262    250,316,819   214,280,601
---------------------------------------------------------------------------------------
  Net Realized Loss                          (10,462,972)    (1,138,969)  (27,620,928)
---------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation
 of Investments:
   Beginning of period                        78,923,264    238,133,965    64,396,234
   End of period                              94,569,313     98,678,143     7,900,420
---------------------------------------------------------------------------------------
  Increase (Decrease) in
   Net Unrealized Appreciation                15,646,049   (139,455,822)  (56,495,814)
---------------------------------------------------------------------------------------
Net Gain (Loss) on Investments                 5,183,077   (140,594,791)  (84,116,742)
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
 From Operations                            $  9,314,215  $(138,082,129) $(84,030,831)

---------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    26 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

 Smith Barney Large Cap Value Portfolio                 2001          2000

 -------------------------------------------------------------------------------
 OPERATIONS:
   Net investment income                            $  4,131,138  $  7,600,654
   Net realized gain (loss)                          (10,462,972)   19,527,337
   Increase in net unrealized appreciation            15,646,049    15,859,344
 -------------------------------------------------------------------------------
   Increase in Net Assets From Operations              9,314,215    42,987,335
 -------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                      --    (6,775,481)
   Net realized gains                                         --   (12,244,351)
 -------------------------------------------------------------------------------
   Decrease in Net Assets From
    Distributions to Shareholders                             --   (19,019,832)
 -------------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                   38,328,361    34,190,253
   Net asset value of shares issued
    for reinvestment of dividends                             --    19,019,832
   Cost of shares reacquired                         (19,823,851)  (67,546,687)
 -------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
    From Fund Share Transactions                      18,504,510   (14,336,602)
 -------------------------------------------------------------------------------
 Increase in Net Assets                               27,818,725     9,630,901
 NET ASSETS:
   Beginning of period                               553,310,747   543,679,846
 -------------------------------------------------------------------------------
   End of period*                                   $581,129,472  $553,310,747

 -------------------------------------------------------------------------------
 * Includes undistributed net investment income of:  $11,730,052    $7,598,914

 -------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   27  Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Alliance Growth Portfolio                                 2001            2000

-------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $    2,512,662  $    2,394,036
  Net realized gain (loss)                               (1,138,969)    167,878,452
  Decrease in net unrealized appreciation              (139,455,822)    (65,855,300)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (138,082,129)    104,417,188
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                          --      (1,188,087)
  Net realized gains                                             --    (104,363,232)
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                 --    (105,551,319)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                       16,635,796     165,192,994
  Net asset value of shares issued
   for reinvestment of dividends                                 --     105,551,319
  Cost of shares reacquired                             (73,064,689)    (65,572,252)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                         (56,428,893)    205,172,061
-------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      (194,511,022)    204,037,930
NET ASSETS:
  Beginning of period                                 1,369,951,869   1,165,913,939
-------------------------------------------------------------------------------------
  End of period*                                     $1,175,440,847  $1,369,951,869

-------------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $5,134,121      $2,621,459

-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    28 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Van Kampen Enterprise Portfolio                           2001          2000

----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)                       $      85,911  $   (804,403)
  Net realized gain (loss)                             (27,620,928)   53,338,578
  Decrease in net unrealized appreciation              (56,495,814)   (7,657,420)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations    (84,030,831)   44,876,755
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                         --       (15,787)
  Net realized gains                                            --   (44,056,608)
----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                --   (44,072,395)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                       2,595,496    13,009,479
  Net asset value of shares issued
   for reinvestment of dividends                                --    44,072,395
  Cost of shares reacquired                            (29,563,382)  (40,702,493)
----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                        (26,967,886)   16,379,381
----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (110,998,717)   17,183,741
NET ASSETS:
  Beginning of period                                  330,593,247   313,409,506
----------------------------------------------------------------------------------
  End of period*                                     $ 219,594,530  $330,593,247

----------------------------------------------------------------------------------
* Includes undistributed net investment income of:         $85,911            --

----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


   29 Travelers Series Fund Inc.  | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Smith Barney International All Cap Growth, formerly known as Smith Barney International Equity, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of




    30 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2000, reclassifications were made to the capital accounts of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of accumulated net realized gains amounting to $236 and a portion of undistributed net investment loss amounting to $804,403 was reclassified to paid-in capital for the Van Kampen Enterprise Portfolio. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Alliance Growth Portfolio ("AGP") and the Van Kampen Enterprise Portfolio ("VKEP"). AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.





    31 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc. ("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKEP.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 2001, SSB received brokerage commissions of $55,592.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                        Smith Barney      Alliance    Van Kampen
                        Large Cap Value    Growth     Enterprise
              ----------------------------------------------------
              Purchases $111,870,994    $244,684,295 $176,273,771
              ----------------------------------------------------
              Sales       90,278,290     249,177,850  186,659,673
              ---------------------------------------------------





    32 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                              Smith Barney
                                Large Cap      Alliance     Van Kampen
                                  Value         Growth      Enterprise
-------------------------------------------------------------------------
Gross unrealized appreciation $105,928,811  $ 239,869,041  $ 19,581,355
Gross unrealized depreciation  (11,359,498)  (141,190,898)  (11,680,935)
-------------------------------------------------------------------------
Net unrealized appreciation   $ 94,569,313  $  98,678,143  $  7,900,420
------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, AGP and VKEP did not hold any futures contracts.


33    Travelers Series Fund Inc.   |   2001 Semi-Annual Report to Shareholders

6. Option Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At April 30, 2001, AGP and VKEP did not hold any purchased call or put option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, AGP and VKEP did not enter into any written covered call or put option contracts.


34    Travelers Series Fund Inc.   |   2001 Semi-Annual Report to Shareholders

7. Lending of Portfolio Securities

SBLCV and AGP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, SBLCV and AGP did not have any securities on loan.

8. Capital Shares

At April 30, 2001, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                           Six Months Ended Year Ended
                                           April 30, 2001   October 31, 2000

    -------------------------------------------------------------------------
    Smith Barney Large Cap Value Portfolio
    Shares sold                             1,869,358        1,758,687
    Shares issued on reinvestment                  --        1,013,850
    Shares reacquired                        (981,605)      (3,512,603)
    -------------------------------------------------------------------------
    Net Increase (Decrease)                   887,753         (740,066)

    -------------------------------------------------------------------------
    Alliance Growth Portfolio
    Shares sold                               648,697        5,326,836
    Shares issued on reinvestment                  --        3,570,748
    Shares reacquired                      (2,940,116)      (2,172,340)
    -------------------------------------------------------------------------
    Net Increase (Decrease)                (2,291,419)       6,725,244

    -------------------------------------------------------------------------
    Van Kampen Enterprise Portfolio
    Shares sold                               124,636          457,422
    Shares issued on reinvestment                  --        1,602,050
    Shares reacquired                      (1,481,280)      (1,425,020)
    -------------------------------------------------------------------------
    Net Increase (Decrease)                (1,356,644)         634,452

    -------------------------------------------------------------------------


35    Travelers Series Fund Inc.   |   2001 Semi-Annual Report to Shareholders

 Financial Highlights



For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Large Cap
Value Portfolio                     2001/(1)/  2000    1999   1998/(2)/  1997    1996
----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                  $20.74  $19.83  $18.94  $17.90    $14.84  $12.12
---------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                 0.14    0.30    0.27    0.31      0.25    0.32
  Net realized and unrealized gain      0.20    1.34    1.38    1.47      3.16    2.62
---------------------------------------------------------------------------------------
Total Income From Operations            0.34    1.64    1.65    1.78      3.41    2.94
---------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   --   (0.26)  (0.24)  (0.21)    (0.18)  (0.17)
  Net realized gains                      --   (0.47)  (0.52)  (0.53)    (0.17)  (0.05)
---------------------------------------------------------------------------------------
Total Distributions                       --   (0.73)  (0.76)  (0.74)    (0.35)  (0.22)
---------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                        $21.08  $20.74  $19.83  $18.94    $17.90  $14.84
---------------------------------------------------------------------------------------
Total Return                          1.64%++   8.62%   8.52%   9.65%    23.38%  24.55%
---------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)               $581    $553    $544    $424      $287    $139
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                             0.67%+   0.66%   0.67%   0.68%     0.69%   0.73%
  Net investment income                1.50+    1.45    1.35    1.59      2.01    2.35
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                   17%     23%     43%     36%       46%     32%
---------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    36 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Alliance Growth Portfolio      2001/(1)/   2000    1999    1998    1997    1996
----------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period             $28.63   $28.35  $22.14  $20.82  $16.30  $13.28
----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income            0.06     0.05    0.02    0.11    0.05    0.04
  Net realized and unrealized
   gain (loss)                    (2.89)    2.66    7.79    2.69    5.11    3.39
----------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                  (2.83)    2.71    7.81    2.80    5.16    3.43
----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              --    (0.03)  (0.15)  (0.04)  (0.02)  (0.09)
  Net realized gains                 --    (2.40)  (1.45)  (1.44)  (0.62)  (0.32)
----------------------------------------------------------------------------------
Total Distributions                  --    (2.43)  (1.60)  (1.48)  (0.64)  (0.41)
----------------------------------------------------------------------------------
Net Asset Value,
 End of Period                   $25.80   $28.63  $28.35  $22.14  $20.82  $16.30
----------------------------------------------------------------------------------
Total Return                    (9.88)%++   9.27%  35.51%  12.92%  32.59%  26.55%
----------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)        $1,175   $1,370  $1,166    $775    $545    $295
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                        0.82%+    0.81%   0.82%   0.82%   0.82%   0.87%
  Net investment income           0.43+     0.17    0.14    0.59    0.32    0.39
----------------------------------------------------------------------------------
Portfolio Turnover Rate              21%      47%     54%     40%     66%     88%

----------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    37 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Van Kampen
Enterprise Portfolio            2001/(1)/    2000    1999    1998    1997    1996
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $25.60   $25.52   $20.56  $19.89  $15.37  $12.89
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)      0.01    (0.06)    0.00*   0.06    0.06    0.05
  Net realized and unrealized
   gain (loss)                     (6.61)    3.87     5.42    1.83    4.51    2.87
-----------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                   (6.60)    3.81     5.42    1.89    4.57    2.92
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               --    (0.00)*  (0.07)  (0.05)  (0.05)  (0.04)
  Net realized gains                  --    (3.73)   (0.39)  (1.17)     --   (0.40)
-----------------------------------------------------------------------------------
Total Distributions                   --    (3.73)   (0.46)  (1.22)  (0.05)  (0.44)
-----------------------------------------------------------------------------------
Net Asset Value,
 End of Period                    $19.00   $25.60   $25.52  $20.56  $19.89  $15.37
-----------------------------------------------------------------------------------
Total Return                    (25.78)%++  13.92%   26.48%   8.97%  29.81%  23.35%
-----------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)           $220     $331     $313    $249    $197    $104
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         0.74%+    0.72%    0.73%   0.73%   0.74%   0.83%
  Net investment income (loss)     0.07+    (0.22)    0.01    0.35    0.41    0.53
-----------------------------------------------------------------------------------
Portfolio Turnover Rate               70%     117%     120%     68%     75%    112%
-----------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
* Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    38 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



      DIRECTORS                        INVESTMENT MANAGERS
      Victor K. Atkins                 Smith Barney Fund Management LLC
      A.E. Cohen                       Travelers Investment Adviser, Inc.
      Robert A. Frankel
      Michael Gellert                  CUSTODIAN
      Rainer Greeven                   PFPC Trust Company
      Susan M. Heilbron
      Heath B. McLendon,               ANNUITY
       Chairman                        ADMINISTRATION
                                       Travelers Annuity Investor Services
      OFFICERS                         5 State House Square
      Heath B. McLendon                1 Tower Square
      President and                    Hartford, Connecticut 06183
      Chief Executive Officer

      Lewis E. Daidone
      Senior Vice President
      and Treasurer

      Giri Bogavelli, CFA
      Investment Officer

      Steven Craige, CFA
      Investment Officer

      Paul A. Brook
      Controller

      Christina T. Sydor
      Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048


 SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0802 6/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO
              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO OF HEATH B. MCLENDON]
HEATH B. MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Global High Yield Portfolio ("Portfolio(s)") for the period ended April 30, 2001./1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 10 through 17 for a list and percentage breakdown of each Portfolio's holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

Portfolio Highlights
Smith Barney International All Cap Growth Portfolio
For the six months ended April 30, 2001, Smith Barney International All Cap Growth Portfolio returned negative 18.90%. In comparison, the Portfolio's Lipper Inc. ("Lipper")/2/ peer group and the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/3/ returned negative 9.65% and negative 8.11%, respectively, for the same period.

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities portfolio. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 Lipper is an independent mutual fund-tracking organization. Average annual returns are based on the six-month period as of April 30, 2001, calculated among 146 funds in the international funds category with reinvestment of dividends and capital gains, excluding sales charges.
3 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

The six months ended April 2001 encompassed a sharp slowdown of global economic conditions and an accompanying severe downturn of global financial markets. In our view, the collapse of earnings expectations and technology share prices reduced considerably the net asset value per share of the Portfolio.

We have had a tough start to the new investment year. International growth stocks have been under earnings and valuation pressures. A number of corporate managements reported a slowing or rapid contraction of their businesses. The "popping" of the U.S. financial bubble in early 2000 evolved into a significant industrial inventory correction and, ultimately, a capital spending and financing recession. A cascade of downward earnings revisions cast a pall on the non-U.S. markets -- the magnitude and speed of which surprised most investors.

The U.S. Federal Reserve Board ("Fed") cut short-term interest rates repeatedly during 2001 in response to clear signs that the U.S. economy was slowing. The Japanese central bank followed suit by easing interest rates. The European central bank steadfastly resisted lowering rates until May 2001. Despite the reductions of short-term U.S. interest rates, the U.S. dollar firmed versus the yen and euro, causing currency translation losses during the period. The shift in monetary policy from tightening to easing by the major global central banks encourages us to believe that liquidity is being provided to counteract the cyclical macroeconomic downturn. While many investors and commentators are impatient for evidence of a quick reacceleration, typically many months elapse before the effects of monetary easing become apparent and measurable in real economic activity.

Certain growth sectors in which the Portfolio has significant positions were hard hit. The wireless equipment stocks (including long-standing holding Nokia, which lost 44% during the first quarter of 2001) suffered from concerns of a slowdown in subscriber growth and carrier spending cutbacks. The major drop-off in demand for commercial and consumer electronics products significantly cut the stock prices of Canadian contract electronic manufacturers Celestica and C-Mac, and Singapore-based Venture Manufacturing. Software and consultant stocks were quite weak (Amdocs, Guardian, Logica, Misys) -- especially those selling to the telephone industry.

The telephone network operators also experienced a sharp deterioration of value (Vodafone, Colt, Telefonica) following the overly exuberant bidding for third generation wireless licenses, the delayed implementation of that technology, and the bankruptcy of several competitive providers in the U.S. and Europe. Lastly, several of our mid-cap capital goods stocks (i.e., Tomra, Mettler-Toledo) were subject to profit taking, despite no apparent deterioration of business trends.


    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

We continue to search for high quality, well-financed growth stocks across the entire spectrum of market capitalizations. During the period, we have added a few defensive growth stocks, such as Danish insulin producer Novo Nordisk and U.K. market research organization Taylor Nelson, which should be relatively immune to economic cyclicality. We have eliminated several Portfolio holdings including Skandia, an international financial services and insurance group (due to poor new business generation) and Dimension Data, a leading global network services and solutions provider (due to concerns about the prospective growth of network spending).

The period was marked by weak stock markets that succumbed to a potent combination of foreign government policy changes, economic slowdown, earnings deterioration in key industries, and sharp swings of investor sentiment. The result has been heightened stock market volatility.

As "bottom-up" managers, we look for what we deem to be promising companies that have experienced and effective management teams that are committed to achieving long-term growth, above average earnings growth and competitive advantages. We believe that, while a sector or region may have winners and losers, great companies stand by their marketplace strategy, leadership and management.

Portfolio Highlights
Salomon Brothers Global High Yield Portfolio
For the six months ended April 30, 2001, the Salomon Brothers Global High Yield Portfolio returned 5.16%. In comparison, the J.P. Morgan Global Bond Index-Unhedged/4/ returned 2.35% for the same period. Past performance is not indicative of future results.

The high yield bond market's difficulties at the end of 2000 were exacerbated by uncertainty surrounding the U.S. elections, continued mutual fund outflows and limited broker-dealer liquidity, which was further reduced by consolidations in the brokerage industry. In December, the high yield bond market enjoyed a modest rally due to well received comments from Fed Chairman Alan Greenspan, who expressed a shift in concern toward the slowing U.S. economy and away from potential inflation. Alan Greenspan's comments sparked anticipation of interest rate cuts in the first quarter of 2001. The high yield bond market rallied strongly in December, January and February as anticipation of interest rate

--------
4 The J.P. Morgan Global Bond Index is a broad-based unmanaged index of domestic and foreign bonds. Please note that an investor cannot invest directly in an index.


    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders cuts in December were followed by the Fed's decision to cut interest rates by 100 basis points in January, boosting market sentiment and resulting in substantial mutual fund inflows. In addition to the January interest rate cuts, the Fed cut interest rates twice again -- once in March and once in April -- by 50 basis points each time./5/

During the period, the high yield bond market's top performers included the cable and media, utilities, energy, healthcare, financials, leisure & lodging and services sectors. Cable & other media and utilities benefited from many investors' preference for defensive investments, i.e., investments that are typically not as hard-hit by downturns in the overall market. Strong natural gas prices boosted the prices of many energy stocks. Healthcare was supported by strong earnings and a favorable legislative environment. Financial stocks outperformed as a result of the strong economic environment that existed for that sector through most of the year.

The worst performers included the telecommunications, automotive, metals and mining, technology, and capital goods sectors. Telecommunication stocks were hard hit as investor concern grew regarding their ability to successfully execute their business plans and obtain funding. Worries about a slowdown in new vehicle sales and a sluggish aftermarket parts business led to underperformance in the automotive sector. The metals and mining sector underperformed as a result of sharply higher levels of steel imports, overall declining demand for steel and plummeting prices. Technology and capital goods were adversely affected by heightened cyclical concerns as investors became increasingly worried about the effects of the economic slowdown on corporate profitability.

While current valuations appear attractive, we expect the high yield bond market to continue to experience volatility in the near term as the longer term positive effects of the Fed interest rate cuts are offset by several factors in the short run, including: (i) heightened default concerns, (ii) disappointing corporate profitability, (iii) continued concerns over the U.S. and global economies, (iv) reduced secondary market liquidity and (v) equity market volatility.

--------
5 On May 15, 2001, after this letter was written, the Fed cut interest rates by 50 basis points.


    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

In closing, thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Global High Yield Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001



    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

              Smith Barney International All Cap Growth Portfolio

 Historical Performance



                      Net Asset Value
                    -------------------
                    Beginning  End      Income    Capital Gain    Total
Period Ended        of Period of Period Dividends Distributions  Returns+

---------------------------------------------------------------------------
4/30/01             $18.52    $15.02    $0.00     $0.00         (18.90)%++
---------------------------------------------------------------------------
10/31/00             16.92     18.52     0.13      0.00          10.18
---------------------------------------------------------------------------
10/31/99             12.60     16.92     0.05      0.00          34.73
---------------------------------------------------------------------------
10/31/98             13.23     12.60     0.00      0.00          (4.76)
---------------------------------------------------------------------------
10/31/97             12.18     13.23     0.01      0.00           8.73
---------------------------------------------------------------------------
10/31/96             10.48     12.18     0.01      0.00          16.36
---------------------------------------------------------------------------
10/31/95             10.55     10.48     0.00      0.00          (0.66)
---------------------------------------------------------------------------
6/16/94* - 10/31/94  10.00     10.55     0.00      0.00           5.50++

---------------------------------------------------------------------------
Total                                   $0.20     $0.00

---------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++ (18.90)%
------------------------------------
Year Ended 4/30/01         (28.38)
------------------------------------
Five Years Ended 4/30/01     5.05
------------------------------------
6/16/94* through 4/30/01     6.29

------------------------------------

 Cumulative Total Return+

6/16/94* through 4/30/01 52.03%

--------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


    6 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
            Smith Barney International All Cap Growth Portfolio vs.
                               MSCI EAFE Index+

--------------------------------------------------------

                            June 1994 -- April 2001


                                            [CHART]

                                           Smith Barney
                                          International
                                         All Cap Growth    MSCI EAFE
                                           Portfolio         Index
                                           ---------         -----
                            6/16/94          10000           10000
                            10/1/94          10550           10443
                            10/1/95          10480           10436
                            10/1/96          12194           11563
                            10/1/97          13259           12133
                            10/1/98          12628           13340
                            10/1/99          17013           16413
                            10/1/00          18745           15956
                            4/30/01          15203           14662



+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  International All Cap Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


   7    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                 Salomon Brothers Global High Yield Portfolio

 Historical Performance



                    Net Asset Value
                  -------------------
                  Beginning  End      Income    Capital Gain   Total
Period Ended      of Period of Period Dividends Distributions Returns+

-----------------------------------------------------------------------
4/30/01           $ 9.89    $10.40    $0.00     $0.00          5.16%++
-----------------------------------------------------------------------
10/31/00           10.22      9.89     0.77      0.00          4.34
-----------------------------------------------------------------------
10/31/99           10.97     10.22     0.65      0.00         (0.96)
-----------------------------------------------------------------------
10/31/98           12.52     10.97     0.66      0.64         (2.50)
-----------------------------------------------------------------------
10/31/97           12.45     12.52     0.46      0.58          9.32
-----------------------------------------------------------------------
10/31/96           10.77     12.45     0.42      0.00         20.07
-----------------------------------------------------------------------
10/31/95            9.95     10.77     0.10      0.00          9.37
-----------------------------------------------------------------------
6/16/94*-10/31/94  10.00      9.95     0.00      0.00         (0.50)++

-----------------------------------------------------------------------
Total                                 $3.06     $1.22

-----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++ 5.16%
---------------------------------
Year Ended 4/30/01         7.82
---------------------------------
Five Years Ended 4/30/01   5.36
---------------------------------
6/16/94* through 4/30/01   6.22

---------------------------------

 Cumulative Total Return+

6/16/94* through 4/30/01 51.34%

--------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    8 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
               Salomon Brothers Global High Yield Portfolio vs.
                        J.P. Morgan Global Bond Index+

--------------------------------------------------------

                            June 1994 -- April 2001

                                          [CHART]

                         Salomon Brothers Global      J.P. Morgan Global
                          High Yield Portfolio      Bond Index - Unhedged
                          --------------------      ---------------------
              6/16/94           10000                         10000
              10/94              9950                         10391
              10/95             10882                         11985
              10/96             13066                         12716
              10/97             14284                         13161
              10/98             13927                         14869
              10/99             13793                         14429
              10/00             14392                         13759
              4/30/01           15134                         14082


+ Hypothetical illustration of $10,000 invested in shares of the Salomon
  Brothers Global High Yield Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The J.P. Morgan Global Bond Index -- Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


   9    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

              SHARES              SECURITY               VALUE

              -----------------------------------------------------
              STOCK -- 92.7%
              Australia -- 0.5%
              2,400,000 ERG Ltd.                      $  1,838,680
              ----------------------------------------------------
              Canada -- 8.6%
                100,000 BCE Emergis Inc.+                2,456,259
                165,000 C-Mac Industries Inc.+           5,342,558
                350,000 Celestica Inc.+                 17,995,643
                164,000 Patheon, Inc.+                   1,521,006
                161,000 The Toronto-Dominion Bank        4,076,127
              ----------------------------------------------------
                                                        31,391,593
              ----------------------------------------------------
              China -- 0.3%
                800,000 China Unicom Ltd.++              1,112,964
              ----------------------------------------------------
              Denmark -- 0.9%
                 86,000 Novo Nordisk A/S                 3,269,070
              ----------------------------------------------------
              Finland -- 3.8%
                400,000 Nokia Oyj++                     13,675,204
              ----------------------------------------------------
              France -- 5.6%
                 60,000 Axa++                            7,074,656
                110,000 Credit Lyonnais S.A.++           4,240,184
                 75,000 Fi System+                         430,198
                 65,000 Groupe Danone                    8,442,157
              ----------------------------------------------------
                                                        20,187,195
              ----------------------------------------------------
              Germany -- 4.4%
                 30,000 Aixtron AG                       2,734,115
                 20,000 Allianz AG++                     5,753,699
                 31,000 SAP AG Preferred++               4,933,199
                110,000 Stinnes AG++                     2,535,529
              ----------------------------------------------------
                                                        15,956,542
              ----------------------------------------------------
              Hong Kong -- 7.8%
                 25,000 China Mobile (Hong Kong) Ltd.      117,964
                589,772 HSBC Holdings PLC                7,108,426
              1,036,500 Hutchison Whampoa Ltd.          11,130,522
              2,808,000 Li & Fung Ltd.                   5,310,685
                483,557 Sun Hung Kai Properties Ltd.     4,526,181
              ----------------------------------------------------
                                                        28,193,778
              ----------------------------------------------------
              Ireland -- 3.1%
                477,838 Bank of Ireland                  4,579,404
                200,000 CRH PLC                          3,365,338
                775,628 Independent News & Media PLC     1,739,708
                253,755 Irish Continental Group PLC      1,394,790
              ----------------------------------------------------
                                                        11,079,240
              ----------------------------------------------------



                      See Notes to Financial Statements.


    10 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

     SHARES                        SECURITY                       VALUE

     ----------------------------------------------------------------------
     Israel -- 1.6%
         100,000 Amdocs Ltd.+                                  $ 5,890,000
     ---------------------------------------------------------------------
     Italy -- 2.5%
         275,000 San Paolo -- IMI S.p.A.++                       3,839,863
         740,000 Telecom Italia Mobile S.p.A.++                  5,084,355
     ---------------------------------------------------------------------
                                                                 8,924,218
     ---------------------------------------------------------------------
     Japan -- 13.8%
         144,000 Canon, Inc.                                     5,653,458
          38,000 DAIBIRU CORP.                                     262,695
         203,000 Hosiden Corp.                                   5,225,563
          53,000 Matsushita Communication Industrial Co., Ltd.   2,917,391
          12,000 Matsushita Electric Industrial Co., Ltd.          200,105
          65,000 Murata Manufacturing Co., Ltd.                  5,466,871
              34 Nippon Telegraph & Telephone Corp. (NTT)          216,052
          15,000 Nomura Securities Co., Ltd.                       316,914
             727 NTT Data Corp.+                                 4,696,207
             170 NTT DoCoMo, Inc.                                3,495,365
          18,000 Seven-Eleven Japan Co., Ltd.                      875,703
         265,000 Sharp Corp.                                     3,644,594
          88,000 SONY CORP.                                      6,582,101
         205,000 Terumo Corp.                                    4,115,432
         250,000 Tostem Corp.++                                  3,964,463
          27,000 Trend Micro Inc.+++                             1,221,759
          27,000 Trend Micro Inc-New-W/I+++                      1,221,759
     ---------------------------------------------------------------------
                                                                50,076,432
     ---------------------------------------------------------------------
     Mexico -- 2.0%
       3,306,000 Wal-Mart De Mexico S.A. de C.V.+                7,399,074
     ---------------------------------------------------------------------
     Netherlands -- 0.0%
          12,500 VIA NET.WORKS, Inc.+                               28,125
     ---------------------------------------------------------------------
     Norway -- 3.1%
         720,000 Tomra Systems ASA++                            11,376,526
     ---------------------------------------------------------------------
     Singapore -- 2.8%
         262,000 DelGro Corp. Ltd.                                 812,683
         290,000 Singapore Press Holdings, Ltd.++                3,327,481
       2,000,000 Singapore Technologies Engineering, Ltd.        2,997,533
         450,000 Venture Manufacturing (Singapore) Ltd.          3,137,527
     ---------------------------------------------------------------------
                                                                10,275,224
     ---------------------------------------------------------------------
     South Africa -- 0.6%
          50,000 Anglo American Platinum Corp., Ltd.             2,245,782
     ---------------------------------------------------------------------


                      See Notes to Financial Statements.


    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES                                     SECURITY                                    VALUE

-------------------------------------------------------------------------------------------------
Spain -- 3.5%
    325,000 Amadeus Global Travel Distribution S.A.+                                $  2,037,067
    500,000 Indra Sistemas S.A.                                                        4,929,209
    337,094 Telefonica S.A.+                                                           5,702,061
------------------------------------------------------------------------------------------------
                                                                                      12,668,337
------------------------------------------------------------------------------------------------
Sweden -- 1.3%
    250,000 Securitas AB++                                                             4,855,887
------------------------------------------------------------------------------------------------
Switzerland -- 8.0%
      2,500 Julius Baer Holding Ltd.                                                  10,836,772
    200,000 Mettler-Toledo International Inc.+                                         8,850,000
      6,000 Novartis AG++                                                              9,324,235
------------------------------------------------------------------------------------------------
                                                                                      29,011,007
------------------------------------------------------------------------------------------------
United Kingdom -- 18.5%
  1,600,000 Capita Group PLC                                                          11,320,485
    345,000 COLT Telecom Group PLC+                                                    4,763,489
  1,075,000 Compass Group PLC+                                                         8,244,266
    290,000 Energis PLC+                                                               1,510,352
    400,000 Guardian IT PLC                                                            4,661,544
  1,750,405 Hays PLC                                                                   8,314,868
    797,914 Misys PLC                                                                  7,272,342
  2,159,987 Serco Group PLC                                                           12,207,507
    667,000 Taylor Nelson Sofres PLC                                                   2,167,409
  2,192,373 Vodafone Group PLC                                                         6,657,956
------------------------------------------------------------------------------------------------
                                                                                      67,120,218
------------------------------------------------------------------------------------------------
            TOTAL STOCK
            (Cost -- $265,080,778)                                                   336,575,096
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                   SECURITY                                    VALUE

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.3%
$26,610,000 CIBC Wood Gundy Securities Inc., 4.420% due 5/1/01; Proceeds at
             maturity -- $26,613,267; (Fully collateralized by U.S. Treasury Bills,
             0.000% due 10/25/01; Market value -- $27,143,289)
             (Cost -- $26,610,000)                                                    26,610,000
------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $291,690,778*)                                                 $363,185,096
------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ All or a portion of this security is on loan (See Note 9).
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

        FACE
      AMOUNT+                        SECURITY                       VALUE

    ------------------------------------------------------------------------
    BONDS -- 70.6%
    Algeria -- 0.3%
     90,000      Algeria Loan Tranche 3, 5.813% due 3/4/10         $ 72,900
    -----------------------------------------------------------------------
    Argentina -- 0.5%
                 Republic of Argentina:
     25,000        11.750% due 4/7/09                                20,000
     45,000        11.750% due 6/15/15                               35,213
     70,000        12.125% due 2/25/19                               58,450
    -----------------------------------------------------------------------
                                                                    113,663
    -----------------------------------------------------------------------
    Brazil -- 1.1%
                 Republic of Brazil:
     40,000        14.500% due 10/15/09                              42,400
    140,000        12.750% due 1/15/20                              128,363
    120,000        11.000% due 8/17/40 (a)                           91,230
    -----------------------------------------------------------------------
                                                                    261,993
    -----------------------------------------------------------------------
    Bulgaria -- 0.3%
    100,000      Bulgaria FLIRB, Series A, 3.000% due 7/28/12        75,750
    -----------------------------------------------------------------------
    Canada -- 0.4%
     50,000      Pierce Leahy Command Co., 8.125% due 5/15/08        49,875
     50,000      Rogers Cantel, 8.800% due 10/1/07                   48,500
    -----------------------------------------------------------------------
                                                                     98,375
    -----------------------------------------------------------------------
    Colombia -- 0.2%
     50,000      Republic of Colombia, 11.750% due 2/25/20           45,413
    -----------------------------------------------------------------------
    Croatia -- 0.2%
     50,943      Republic of Croatia, Series B, 7.750% due 7/31/06   49,733
    -----------------------------------------------------------------------
    Denmark -- 0.2%
    390,000/DKK/ Kingdom of Denmark, 5.000% due 8/15/05              46,087
    -----------------------------------------------------------------------
    Germany -- 1.6%
                 Bundesrepublik Deutscheland:
     10,000/EUR/   8.375% due 5/21/01                                 8,880
     10,000/EUR/   6.500% due 7/15/03                                 9,206
     15,000/EUR/   6.000% due 1/5/06                                 13,979
     90,000/EUR/   5.250% due 1/4/11                                 81,101
     40,000/EUR/   5.625% due 1/4/28                                 35,571
    260,000/EUR/ Bundesschatzanweisungen, 3.000% due 6/15/01        230,033
    -----------------------------------------------------------------------
                                                               378,770
    -----------------------------------------------------------------------
    Greece -- 0.1%
     36,000/EUR/ Hellenic Republic, 9.700% due 5/27/01               32,000
    -----------------------------------------------------------------------


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

     FACE
   AMOUNT+                                SECURITY                               VALUE

------------------------------------------------------------------------------------------
Mexico -- 1.1%
               United Mexican States:
  165,000        8.375% due 1/14/11 (a)(c)                                     $  163,804
   80,000        11.375% due 9/15/16 (a)                                           93,720
-----------------------------------------------------------------------------------------
                                                                                  257,524
-----------------------------------------------------------------------------------------
Morocco -- 0.2%
   53,235      Morocco Loan Tranche A, 7.563% due 1/1/09                           47,180
-----------------------------------------------------------------------------------------
Netherlands -- 0.3%
   90,000      Netherlands Government, 5.750% due 2/15/07                          83,385
-----------------------------------------------------------------------------------------
Peru -- 0.2%
  100,000      Republic of Peru, 4.500% due 3/7/17 (a)                             61,125
-----------------------------------------------------------------------------------------
Philippines -- 0.1%
   45,000      Republic of Philippines, 9.875% due 1/15/19                         36,366
-----------------------------------------------------------------------------------------
Poland -- 0.1%
   15,000      Republic of Poland, 6.000% due 10/27/14                             14,728
-----------------------------------------------------------------------------------------
Russia -- 0.7%
               Russian Federation:
   68,109        8.250% due 3/31/10                                                47,053
  270,401        5.000% due 3/31/30                                               113,609
-----------------------------------------------------------------------------------------
                                                                                  160,662
-----------------------------------------------------------------------------------------
Spain -- 0.8%
               Spanish Government:
  100,000/EUR/   6.000% due 1/31/08                                                93,359
   50,000/EUR/   5.400% due 7/30/11                                                43,970
   60,000/EUR/   6.150% due 1/31/13                                                56,095
-----------------------------------------------------------------------------------------
                                                                                  193,424
-----------------------------------------------------------------------------------------
United States -- 61.5%
               U.S. Treasury Notes:
2,000,000        5.750% due 11/15/05 (c)                                        2,070,000
1,000,000        5.625% due 5/15/08 (a)(e)                                      1,023,980
  270,000        6.375% due 8/15/27 (a)(c)                                        286,357
2,000,000        6.250% due 5/15/30 (a)(c)                                      2,110,300
   50,000      AdvancePCS, 8.500% due 4/1/08 (b)                                   51,375
   25,000      The AES Corp., 9.375% due 9/15/10                                   26,063
  250,000      Allied Waste North America, Series B, 10.000% due 8/1/09 (a)(c)    259,688
   50,000      American Cellular Corp., 9.500% due 10/15/09 (b)                    48,875
  153,686      Ameriquest III 2000, 8.500% due 7/30/30                            152,150
   50,000      Argosy Gaming Co., 10.750% due 6/1/09                               53,937
   50,000      AT&T Wireless Services Inc., 7.875% due 3/1/11 (b)                  50,250
   50,000      Bank of America Corp., 7.125% due 9/15/06                           52,187


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

  FACE
 AMOUNT+                               SECURITY                                VALUE

----------------------------------------------------------------------------------------
United States -- 61.5% (continued)
   50,000 BE Aerospace, Inc., 9.500% due 11/1/08                             $   51,750
   25,000 Belco Oil & Gas, Series B, 8.875% due 9/15/07                          24,875
  100,000 Blount Inc., 13.000% due 8/1/09 (a)                                    54,500
   50,000 Calpine Corp., 8.750% due 7/15/07                                      50,500
   50,000 Capster Hotel Co., 8.750% due 8/15/07                                  47,875
  250,000 Charter Communications Holdings, 10.250% due 1/15/10 (c)              264,375
   50,000 CMS Energy Corp., 9.875% due 10/15/07                                  53,000
   50,000 Columbia/HCA, 6.910% due 6/15/05                                       49,750
   50,000 Comstock Resources Inc., 11.250% due 5/1/07                            52,750
  225,000 Continental Mortgage Home Equity Loan Trust, 8.500% due 4/25/29       191,250
   50,000 Crown Castle International Corp., 10.750% due 8/1/11 (a)               53,625
          CSC Holdings Inc.:
   50,000   9.875% due 2/15/13                                                   53,375
   25,000   10.500% due 5/15/16                                                  28,187
  195,149 Delta Funding NIM, Series 2000-1, 12.500% due 10/26/30                195,454
  100,000 Drypers Corp., 10.250% due 6/15/07 (f)                                  6,250
1,250,000 Federal Home Loan Mortgage Corp., 6.000% due 5/14/31 (d)            1,207,812
3,000,000 Federal National Mortgage Association, 7.000% due 5/14/31 (d)       3,025,290
   50,000 Fleming Cos. Inc., 10.125% due 4/1/08 (b)                              52,375
  200,000 General Electric Capital Corp., 6.125% due 2/22/11 (c)                197,250
  100,000 General Motors Acceptance Corp., 7.500% due 7/15/05 (c)               104,125
  100,000 Gentek Inc., 11.000% due 8/1/09 (c)                                   100,000
   50,000 Global Crossing Holdings Ltd., 9.625% due 5/15/08 (a)                  47,750
  360,000 Green Tree Home Equity Loan Trust, 7.880% due 9/15/30                 376,542
   50,000 Grey Wolf Inc., 8.875% due 7/1/07                                      51,125
   50,000 HMH Properties Inc., Series C, 8.450% due 12/1/08                      49,875
   25,000 Hollinger International Publishing, 9.250% due 2/1/06                  25,875
  200,000 Household Finance Corp., 8.000% due 7/15/10 (c)                       215,750
  250,000 J.P. Morgan Chase Commercial Mortgage, Series 2001-CIBC, Class A2,
           6.001% due 4/15/33                                                   244,131
   48,000 Lamar Media Corp., 8.625% due 9/15/07                                  49,560
  150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2,
           6.780% due 4/15/09                                                   153,753
   25,000 Level 3 Communications, 9.125% due 5/1/08                              16,250
   25,000 Mandalay Resort Group, 9.250% due 12/1/05                              25,406
   50,000 Mediacom LLC/Capital Corp., 9.500% due 1/15/13 (a)(b)                  49,000
   50,000 MGM Mirage Inc., 9.750% due 6/1/07                                     53,750
   25,000 Murrin Murrin Holdings Property, 9.375% due 8/31/07                    19,125
  250,000 Musicland Group Inc., 9.875% due 3/15/08 (c)                          262,500
   25,000 Nuevo Energy Co., 9.375% due 10/1/10 (b)                               24,875
   50,000 P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08                  52,750
  250,000 Pillowtex Corp., 10.000% due 11/15/06 (f)                              11,250
   25,000 Pioneer Natural Resources Co., 9.625% due 4/1/10                       27,406


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

 FACE
AMOUNT+                             SECURITY                              VALUE

-----------------------------------------------------------------------------------
 United States -- 61.5% (continued)
 25,000   Pogo Producing Co., 8.250% due 4/15/11 (b)                   $    25,625
 20,000   Polaroid Corp., 11.500% due 2/15/06                                7,500
 50,000   Polymer Group Inc., Series B, 9.000% due 7/1/07                   19,750
 50,000   Price Communications Wireless, Series B, 9.125% due 12/15/06      51,750
250,000   Prison Realty Trust Inc., 12.000% due 6/1/06 (c)                 138,750
 50,000   Qwest Capital Funding Inc., 7.250% due 2/15/11 (b)                50,562
200,000   Republic Technologies International, 13.750% due 7/15/09          14,000
 50,000   Revlon Consumer Products, 8.125% due 2/1/06                       35,250
 10,000   Rite Aid Corp., 10.500% due 9/15/02 (b)                            9,900
 50,000   SBA Communications Corp., 10.250% due 2/1/09 (b)                  49,750
 25,000   Spectrasite Holdings Inc., Series B, 12.875% due 3/15/10          12,500
 50,000   Tenet Healthcare Corp., Series B, 7.625% due 6/1/08               51,500
 50,000   Triad Hospitals Inc., 8.750% due 5/1/09 (b)                       51,250
 50,000   UnitedGlobalCom, Inc., Series A, 10.750% due 2/15/08              24,750
200,000   US Airways, Inc., Series 003G, 7.890% due 3/1/19 (c)             207,164
 50,000   Vintage Petroleum, 9.750% due 6/30/09                             55,250
 50,000   Western Gas Resources, 10.000% due 6/15/09                        53,875
 50,000   The Williams Cos., Inc., 6.750% due 1/15/06 (b)                   50,437
200,000   Winsloew Furniture Inc., Series B, 12.750% due 8/15/07 (c)       185,000
 50,000   World Color Press, Inc., 8.375% due 11/15/08                      50,625
----------------------------------------------------------------------------------
                                                                        14,951,391
----------------------------------------------------------------------------------
 Venezuela -- 0.7%
          Republic of Venezuela:
166,665     7.375% due 12/18/07                                            141,249
 60,000     9.250% due 9/15/27                                              41,595
----------------------------------------------------------------------------------
                                                                           182,844
----------------------------------------------------------------------------------
          TOTAL BONDS
          (Cost -- $18,061,763)                                         17,163,313
----------------------------------------------------------------------------------

WARRANTS                            SECURITY                              VALUE

-----------------------------------------------------------------------------------
 WARRANTS (g) -- 0.0%
    200   Republic Technologies International, Expire 7/15/09                   20
    200   Winsloew Furniture Inc., Expire 8/15/07                            2,050
----------------------------------------------------------------------------------
          TOTAL WARRANTS
          (Cost -- $1,521)                                                   2,070
----------------------------------------------------------------------------------
          SUB-TOTAL INVESTMENTS
          (Cost -- $18,063,284)                                         17,165,383
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                 SALOMON BROTHERS GLOBAL HIGH YIELD PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE

------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 29.4%
$7,145,000 CIBC Wood Gundy Securities Inc., 4.420% due 5/1/01; Proceeds
            at maturity -- $7,145,877; (Fully collateralized by U.S. Treasury
            Notes, 5.750% due 4/30/03; Market value -- $7,289,020)
            (Cost -- $7,145,000)                                              $ 7,145,000
-----------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $25,208,284*)                                             $24,310,383
-----------------------------------------------------------------------------------------

+ Face amount indicated in U.S. dollars unless otherwise indicated.
(a) All or a portion of this security is on loan (See Note 9).
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) All or a portion of this security has been segregated for "to-be-announced" trades and/or reverse repurchase agreement.
(d) Security is issued on a to-be-announced basis (See Note 11).
(e) All or a portion of this security has been segregated for open forward foreign currency contracts.
(f) Security is in default.
(g) Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  DKK -- Danish Krone
  EUR -- Euro


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001


                                                             Smith Barney     Salomon
                                                             International  Brothers Global
                                                             All Cap Growth  High Yield
                                                               Portfolio     Portfolio

--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $265,080,778 and
   $18,063,284, respectively)                                $336,575,096   $17,165,383
  Repurchase agreements, at value (Cost -- $26,610,000
   and $7,145,000, respectively)                               26,610,000     7,145,000
  Foreign currency, at value (Cost -- $674,507 and $1,221,
   respectively)                                                  671,669         1,194
  Collateral for securities on loan (Note 9)                   52,481,240     2,431,605
  Receivable for open forward foreign currency
   contracts (Note 5)                                                  --         3,624
  Dividends and interest receivable                               575,231       318,624
  Receivable for securities sold                                  134,397            --
  Prepaid expenses                                                 32,086            --
--------------------------------------------------------------------------------------------
  Total Assets                                                417,079,719    27,065,430
--------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 9)                      52,481,240     2,431,605
  Payable to bank                                                 292,885        27,351
  Management fees payable                                         255,700        15,312
  Payable for securities purchased                                     --     4,359,894
  Reverse repurchase agreement (Note 8)                                --     2,122,500
  Interest payable                                                     --           212
  Accrued expenses                                                109,667        15,362
--------------------------------------------------------------------------------------------
  Total Liabilities                                            53,139,492     8,972,236
--------------------------------------------------------------------------------------------
Total Net Assets                                             $363,940,227   $18,093,194

--------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $        242   $        17
  Capital paid in excess of par value                         319,740,217    20,296,269
  Undistributed net investment income                             621,364     1,700,896
  Accumulated net realized loss from security transactions
   and foreign currencies                                     (27,905,608)   (3,009,631)
  Net unrealized appreciation (depreciation) of investments
   and foreign currencies                                      71,484,012      (894,357)
--------------------------------------------------------------------------------------------
Total Net Assets                                             $363,940,227   $18,093,194

--------------------------------------------------------------------------------------------
Shares Outstanding                                             24,231,508     1,738,912
--------------------------------------------------------------------------------------------
Net Asset Value                                                    $15.02        $10.40

--------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)



For the Six Months Ended April 30, 2001

                                                             Smith Barney    Salomon
                                                             International  Brothers Global
                                                             All Cap Growth High Yield
                                                               Portfolio    Portfolio

--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                   $  1,996,507   $706,547
  Dividends                                                       711,618         --
  Less: Foreign withholding tax                                  (219,204)        --
          Interest expense                                             --    (11,682)
--------------------------------------------------------------------------------------------
  Total Investment Income                                       2,488,921    694,865
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                      1,714,201     74,414
  Custody                                                          81,089      4,177
  Shareholder communications                                       19,316      2,815
  Shareholder and system servicing fees                            14,749      5,650
  Audit and legal                                                  14,108      9,206
  Directors' fees                                                   5,226        491
  Pricing service fees                                              3,524        895
  Other                                                             1,846      1,408
--------------------------------------------------------------------------------------------
  Total Expenses                                                1,854,059     99,056
--------------------------------------------------------------------------------------------
Net Investment Income                                             634,862    595,809
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCIES
(NOTES 3 AND 5):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)    (15,910,052)    24,702
   Foreign currency transactions                                  (13,498)   (39,551)
--------------------------------------------------------------------------------------------
  Net Realized Loss                                           (15,923,550)   (14,849)
--------------------------------------------------------------------------------------------
  Change in Net Unrealized
   Appreciation (Depreciation) (Note 12)                      (62,153,068)   377,020
--------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and
 Foreign Currencies                                           (78,076,618)   362,171
--------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations            $(77,441,756)  $957,980

--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Smith Barney International
All Cap Growth Portfolio                                               2001           2000

------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $     634,862  $     489,416
  Net realized gain (loss)                                          (15,923,550)     6,039,220
  Increase (decrease) in net unrealized appreciation                (62,153,068)    18,247,724
------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 (77,441,756)    24,776,360
------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --     (3,082,414)
------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                             --     (3,082,414)
------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                                  469,916,058    842,150,836
  Net assets of shares issued in connection with the transfer of
   Travelers Series Fund Inc. -- Smith Barney Pacific Basin
   Portfolio (Note 12)                                                8,836,615             --
  Net asset value of shares issued
   for reinvestment of dividends                                             --      3,082,414
  Cost of shares reacquired                                        (499,468,544)  (713,704,251)
------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                          (20,715,871)   131,528,999
------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (98,157,627)   153,222,945

NET ASSETS:
  Beginning of period                                               462,097,854    308,874,909
------------------------------------------------------------------------------------------------
  End of period*                                                  $ 363,940,227  $ 462,097,854

------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $621,364             --

------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Salomon Brothers Global High Yield Portfolio           2001         2000

-----------------------------------------------------------------------------
OPERATIONS:
  Net investment income                            $   595,809  $ 1,717,744
  Net realized loss                                    (14,849)  (1,505,807)
  Decrease in net unrealized depreciation              377,020      732,745
-----------------------------------------------------------------------------
  Increase in Net Assets From Operations               957,980      944,682
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                     --   (1,545,128)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                            --   (1,545,128)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares                     279,205      695,141
  Net asset value of shares issued
   for reinvestment of dividends                            --    1,545,128
  Cost of shares reacquired                         (2,647,572)  (5,426,995)
-----------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                          (2,368,367)  (3,186,726)
-----------------------------------------------------------------------------
Decrease in Net Assets                              (1,410,387)  (3,787,172)
NET ASSETS:
  Beginning of period                               19,503,581   23,290,753
-----------------------------------------------------------------------------
  End of period*                                   $18,093,194  $19,503,581

-----------------------------------------------------------------------------
* Includes undistributed net investment income of:  $1,700,896   $1,144,638

-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio, formerly known as Smith Barney International Equity Portfolio, and Salomon Brothers Global High Yield Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f)


  22    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney International All Cap Growth Portfolio, a portion of undistributed net investment income amounting to $579,721 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


  23    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

2.   Management Agreement and Transactions
with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International All Cap Growth Portfolio ("SBIACG"). SBIACG pays SBFM a management fee calculated at the annual rate of 0.90% of its average daily net assets. In addition, Travelers Investment Advisors, Inc., ("TIA"), an affiliate of SBFM, acts as the investment manager of the Salomon Brothers Global High Yield Portfolio ("SBGHY"). SBGHY pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

Effective July 7, 2000, TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"). Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBGHY and is compensated for such services. TIA pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of SBGHY.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for portfolio agency transactions. During the six months ended April 30, 2001, SBFM received brokerage commissions in the amount of $6,447 from SBIACG.

All officers and one Director of the Fund are employees of SSB.


  24    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

3. Investments

For the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

            SBIACG       SBGHY

----------------------------------
Purchases $23,552,051 $20,182,258
----------------------------------
Sales      28,289,159  18,328,946

----------------------------------

At April 30, 2001, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                              SBIACG        SBGHY

----------------------------------------------------------------------
Gross unrealized appreciation              $103,658,398  $   141,276
Gross unrealized depreciation               (32,164,080)  (1,039,177)
----------------------------------------------------------------------
Net unrealized appreciation (depreciation) $ 71,494,318  $  (897,901)

----------------------------------------------------------------------

4. Capital Loss Carryforward

At October 31, 2000, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $11,997,000 and $2,944,000 for SBIACG and SBGHY, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated.

Portfolio    2006       2007      2008

-----------------------------------------
SBIACG    $5,750,000 $6,247,000       --
-----------------------------------------
SBGHY        852,000  1,153,000 $939,000

-----------------------------------------

5. Forward Foreign Currency Contracts

At April 30, 2001, SBGHY had open forward foreign currency contracts as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts is reflected as follows:

                     Local         Market     Settlement Unrealized
Foreign Currency   Currency        Value       Date       Gain

--------------------------------------------------------------------
Salomon Brothers Global High Yield Portfolio

To Sell:
Euro                   351,025       $310,830 7/26/01    $3,624

--------------------------------------------------------------------


  25    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Portfolios did not hold any futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which


  26    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2001, the Portfolios did not enter into any written covered call or put option contracts.

8. Reverse Repurchase Agreements

SBGHY may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by SBGHY of securities that it holds with an agreement by SBGHY to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by SBGHY may decline below the repurchase price of the securities. SBGHY will establish a segregated account with its custodian, in which SBGHY will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

At April 30, 2001, SBGHY had the following reverse repurchase agreement outstanding:

   Face
  Amount                                 Security                                  Value

--------------------------------------------------------------------------------------------
$2,122,500 Reverse repurchase agreement with UBS Warburg, dated 4/30/01 bearing
            3.600% to be repurchased at $2,122,712, collateralized by $2,000,000
            U.S. Treasury Note, 5.750% due 11/15/05                              $2,122,500
-------------------------------------------------------------------------------------------


  27    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

During the six months ended April 30, 2001, the maximum and average amount of reverse repurchase agreement outstanding at month ends were as follows:

--------------------------------------
Maximum amount outstanding $2,147,500

--------------------------------------
Average amount outstanding    664,130

--------------------------------------

Interest rates ranged from 0.35% to 5.00% during the six months. Total market value of the collateral for the reverse repurchase agreement is $2,070,000.

Interest expense for the six months ended April 30, 2001 on borrowings by SBGHY under reverse repurchase agreement totaled $11,682.

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At April 30, 2001, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each Portfolio was as follows:

Portfolio    Value

----------------------
SBIACG    $50,515,322
----------------------
SBGHY       2,749,994

----------------------


  28    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

At April 30, 2001, the cash collateral received for these securities on loan was invested as follows:

Smith   Barney International All Cap Growth Portfolio

Security Description                                    Value

-----------------------------------------------------------------
Time Deposits:
  Abbey National, London, 4.56% due 5/1/01           $ 2,660,243
  Banca Commerciale Italiano, 4.69% due 5/1/01         2,660,243
  Barclays Bank PLC, 4.56% due 5/1/01                  2,660,242
  BNP Paribas, 4.75% due 5/1/01                        2,660,242
  Caisse De Deports at Consign, 4.69% due 5/1/01       2,660,242
  Credit Agricole Indzuez, 4.70% due 5/1/01            2,654,777
  Den Danske, Copenhagen, 4.70% due 5/1/01             2,660,242
  RaboBank, Singapore, 4.56% due 5/1/01                2,660,242
  Societe Generale, 4.75% due 5/1/01                   2,660,242
  UNIBank, 4.69% due 5/1/01                            2,660,242
  Union Bank of Switzerland, 4.56% due 5/1/01          2,660,242
  Westdeutsche Landesbank, London, 4.56% due 5/1/01    2,660,242
Repurchase Agreements:
  Bear Stearns, 4.69% due 5/1/01                      10,517,237
  Morgan Stanley Dean Witter, 4.61% due 5/1/01        10,046,562
-----------------------------------------------------------------
Total                                                $52,481,240

-----------------------------------------------------------------

Salomon Brothers Global High Yield Portfolio

Security Description                                   Value

----------------------------------------------------------------
Time Deposits:
  Abbey National, London, 4.56% due 5/1/01           $  123,256
  Banca Commerciale Italiano, 4.69% due 5/1/01          123,256
  Barclays Bank PLC, 4.56% due 5/1/01                   123,256
  BNP Paribas, 4.75% due 5/1/01                         123,256
  Caisse De Depots at Consign, 4.69% due 5/1/01         123,257
  Credit Agricole Indzuez, 4.70% due 5/1/01             123,003
  Den Danske, Copenhagen, 4.70% due 5/1/01              123,257
  RaboBank, Singapore, 4.56% due 5/1/01                 123,257
  Societe Generale, 4.75% due 5/1/01                    123,257
  UNIBank, 4.69% due 5/1/01                             123,257
  Union Bank of Switzerland, 4.56% due 5/1/01           123,257
  Westdeutsche Landesbank, London, 4.56% due 5/1/01     123,257
Repurchase Agreements:
  Bear Stearns, 4.69% due 5/1/01                        487,293
  Morgan Stanley Dean Witter, 4.61% due 5/1/01          465,486
----------------------------------------------------------------
Total                                                $2,431,605

----------------------------------------------------------------


  29    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

In addition to the above noted cash collateral, the Portfolios held securities collateral with a market value of $214,000 and $389,524 for SBIACG and SBGHY, respectively, as of April 30, 2001.

Income earned by the Portfolios from securities loaned for the six months ended April 30, 2001, was as follows:

---------------
SBIACG $61,566
---------------
SBGHY    4,963

---------------

10. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of April 30, 2001, 13.8% of SBIACG total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

11. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2001, SBGHY held two TBA securities with a total cost of $4,242,891.


  30    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

12. Transfer of Net Assets

On April 27, 2001, the Smith Barney International All Cap Growth Portfolio ("Portfolio") acquired the assets and liabilities of the Travelers Series Fund Inc. -- Smith Barney Pacific Basin Portfolio ("SBPB") pursuant to a plan of reorganization approved by SBPB shareholders. Total shares issued by the Portfolio, the total net assets of SBPB and the total net assets of the Portfolio on the date of the transfer are as follows:

                   Shares Issued    Total Net Assets Total Net Assets
Acquired Portfolio by the Portfolio of the SBPB      of the Portfolio

----------------------------------------------------------------------
SBPB               595,459          $8,836,615       $362,093,414

----------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $370,930,029. The transaction was structured to qualify as taxable reorganization under the Internal Revenue Code of 1986, as amended.

13. Capital Shares

At April 30, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                        Six Months Ended  Year Ended
                                                        April 30, 2001   October 30, 2000

------------------------------------------------------------------------------------------
  Smith Barney International All Cap Growth Portfolio
Shares sold                                              29,751,678       41,061,216
Shares issued on reinvestment                                    --          157,830
Net asset value of shares issued in connection with
 transfer of Travelers Series Fund Inc. -- Smith Barney
 Pacific Basin Portfolio                                    595,459               --
Shares reacquired                                       (31,063,903)     (34,522,435)
------------------------------------------------------------------------------------------
Net Increase (Decrease)                                    (716,766)       6,696,611

------------------------------------------------------------------------------------------
Salomon Brothers Global High Yield Portfolio
Shares sold                                                  26,839           67,894
Shares issued on reinvestment                                    --          157,185
Shares reacquired                                          (259,977)        (532,283)
------------------------------------------------------------------------------------------
Net Decrease                                               (233,138)        (307,204)

------------------------------------------------------------------------------------------



  31    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney International
All Cap Growth Portfolio            2001/(1)(2)/ 2000/(2)/  1999     1998    1997    1996

--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                $18.52       $16.92    $12.60  $13.23   $12.18  $10.48
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income               0.03         0.02      0.02    0.05     0.01    0.02
  Net realized and unrealized
   gain (loss)                       (3.53)        1.71      4.35   (0.68)    1.05    1.69
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations  (3.50)        1.73      4.37   (0.63)    1.06    1.71
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 --        (0.13)    (0.05)     --    (0.01)  (0.01)
--------------------------------------------------------------------------------------------
Total Distributions                     --        (0.13)    (0.05)     --    (0.01)  (0.01)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period      $15.02       $18.52    $16.92  $12.60   $13.23  $12.18
--------------------------------------------------------------------------------------------
Total Return                        (18.90)%++    10.18%    34.73%  (4.76)%   8.73%  16.36%
--------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)             $364         $462      $309    $224     $219    $143
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                       0.97%+       0.98%     1.00%   1.00%    1.01%   1.10%
  Net investment income               0.33+        0.11      0.16    0.37     0.09    0.23
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  7%          15%       36%     34%      38%     41%

--------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the montly average shares method.
(3) During the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. When the credits are taken into consideration the expense ratio is 1.05%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  32    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Global
High Yield Portfolio           2001/(1)(2)/ 2000/(2)/   1999     1998   1997/(2)/  1996

------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period           $9.89       $10.22    $10.97   $12.52   $12.45    $10.77
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/     0.33         0.81      0.75     0.84     0.75      0.74
  Net realized and unrealized
   gain (loss)                   0.18        (0.37)    (0.85)   (1.09)    0.36      1.36
------------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                 0.51         0.44     (0.10)   (0.25)    1.11      2.10
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            --        (0.77)    (0.65)   (0.66)   (0.46)    (0.42)
  Net realized gains               --           --        --    (0.64)   (0.58)       --
------------------------------------------------------------------------------------------
Total Distributions                --        (0.77)    (0.65)   (1.30)   (1.04)    (0.42)
------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period                 $10.40           $9.89 $10.22   $10.97   $12.52    $12.45
------------------------------------------------------------------------------------------
Total Return                     5.16%++      4.34%    (0.96)%  (2.50)%   9.32%    20.07%
------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)         $18          $20       $23      $28      $29       $19
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                  1.07%+       0.98%     1.13%    1.03%    1.07%     1.23%
  Net investment income          6.41+        7.93      6.43     7.31     6.05      6.87
------------------------------------------------------------------------------------------
Portfolio Turnover Rate           110%          54%      135%     280%     161%      192%

------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) The Manager waived all or part of its fees for the year ended October 31, 1996. If such fees were not waived and custody credits not taken into consideration, the per share decrease to net investment income and actual expense ratio would have been $0.02 and 1.38%, respectively. In addition, during the year ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration the expense ratio is 1.11%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  33    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           Victor K. Atkins      Smith Barney Fund Management LLC
           A. E. Cohen           Travelers Investment Advisers, Inc.
           Robert A. Frankel
           Michael Gellert       CUSTODIAN
           Rainer Greeven        The Chase Manhattan Bank
           Susan M. Heilbron
           Heath B. McLendon,    ANNUITY
            Chairman             ADMINISTRATION
                                 Travelers Annuity Investor Services
           OFFICERS              5 State House Square
           Heath B. McLendon     1 Tower Square
           President and Chief   Hartford, Connecticut 06183
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           Jeffrey J. Russell
           Vice President

           David S. Ishibashi
           Vice President

           Peter Wilby
           Vice President

           Paul A. Brook
           Controller

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International All Cap Growth and Salomon Brothers Global High Yield Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048




[LOGO] Salomon Smith Barney, A member of the Citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 IN0802 6/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                               SMITH BARNEY HIGH
                               INCOME PORTFOLIO

                              PUTNAM DIVERSIFIED
                               INCOME PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B. MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:

We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolio(s)") for the period ended April 30, 2001./1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 11 through 56 for lists and percentage breakdowns of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

Portfolio Highlights
Smith Barney High Income Portfolio

For the six months ended April 30, 2001, the Smith Barney High Income Portfolio returned 0.58%. In comparison, the Salomon Smith Barney Intermediate

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation. The performance returns for these Portfolios do not reflect expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

High Yield Market Index/2/ and the Portfolio's Lipper Inc. ("Lipper")/3/ peer group both had negative total returns of 0.75% and 0.07%, respectively, for the same period.

The Portfolio's investment objective is to achieve high current income. In pursuit of this, the Portfolio generally invests in intermediate and long-term debt obligations. In seeking to achieve the Portfolio's objective, the manager looks to maintain broad diversification across a number of investment sectors, searching for debt securities that have the potential to offer a high yield as well as relative price stability.

The high yield bond market experienced a decline after its December 2000 to February 2001 rally. In the manager's opinion, the sell-off in the stock market weighed on the high yield bond market as investors tried to determine the impact the stock market decline would have on the U.S. economy. The excesses that took place in the technology sector impacted the real economy as consumer confidence and spending decelerated. The Federal Reserve Board ("Fed") aggressively lowered interest rates in an attempt to cushion declining markets by bringing the economy in for a "soft landing." At the time of this writing, the Fed had cut interest rates four times, each time by 50 basis points,/4/ bringing the federal funds rate ("fed funds rate")/5/ down to 4.50%.

1990 witnessed a similar turn of events, with the Fed reducing interest rates in an attempt to stem an economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high yield bond market suffered similar price declines in 1999, 2000 and 2001 compared to 1989 and 1990. In 1990, high yield bond prices bottomed in November before staging a significant three-year recovery.

The manager believes that the market is poised for a meaningful recovery in high yield bond prices over the next two to three years, especially if the Fed continues to follow through with its shift in monetary policy. In addition to interest rate cuts, at the time of this report, Congress was structuring significant tax cuts that could benefit the economy, especially if some of the cuts are retro-

--------
2 The Salomon Smith Barney Intermediate High Yield Market Index comprises both cash-pay and deferred-interest bonds with a remaining maturity of at least seven years, but less than ten years. Please note that an investor cannot invest directly in an index.
3 Lipper is an independent mutual fund-tracking organization. Average annual returns are based on the six-month period as of April 30, 2001, calculated among 85 funds in the high current yield funds category. The Portfolio's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges.
4 A basis point is 0.01% or one one-hundredth of a percent.
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders active to the beginning of 2001. The current correction in the high yield bond market does not appear alarming given the uncertain near-term state of the economy. In fact, the current reversal in the high yield bond market can be viewed as a buying opportunity.

In retrospect, the high yield bond market appears to have bottomed out in November 2000. Similar to the stock markets, the bond market will tend to anticipate the eventual recovery in the economy by about six to nine months in advance. In fact, the high yield bond market began to recover in late 1990 -- about six months ahead of the peak in overall default rates in the first half of 1991. Since the manager expects high yield default rates to peak in the third to fourth quarter of 2001, he believes the market may be approaching a "double bottom" at this point in time. (Of course, there are no guarantees that his expectations will, in fact, be met.)

In the near-term, the manager plans to continue to emphasize the less economically sensitive growth sectors in the Portfolio's holdings, and to maintain a reasonable balance in overall credit quality. Furthermore, as the slowdown takes shape, he will likely add to the Portfolio's cyclical exposure to companies that appear to have the staying power to weather a recession. In an effort to build as much price potential in the portfolios as he can, the manager expects to invest in what he deems to be the deeply discounted issues of quality companies. With high yield bond prices at a 15-year low in terms of valuations, the manager believes that being offensively positioned may lead to strong investment returns as the market recovery takes hold.

Putnam Diversified Income Portfolio

For the six months ended April 30, 2001, the Putnam Diversified Income Portfolio returned 2.72%. In comparison, the Lehman Brothers Aggregate Bond Index/6/ returned 6.22% and the Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged/7/ returned 1.00% for the same period.

The Portfolio's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital. The Portfolio invests primarily in debt securities of U.S. and foreign governments and corporations. The Portfolio may invest in securities with a wide range of credit qualities,

--------
6 The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Intermediate Government/Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.
7 The Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged is an unmanaged index composed of foreign government bonds. Please note an investor cannot invest directly in an index.


    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders depending on the particular sector of the bond market in which the manager invests.

Volatility dominated the U.S. economic environment during the period. In the fall of 2000, a rapidly decelerating economy and sharp declines in the equity markets signaled an end to the Fed's short-term interest rate increases. U.S. bond markets rallied as investors became more averse to risk, moving assets away from stocks and into the relative safety of bonds. As 2001 approached, stocks continued to lose ground, while consumer confidence quickly deteriorated over uncertainty regarding the U.S. slowdown. In response to the sagging economy, the Fed adopted an aggressive easing policy, which resulted in a series of interest-rate reductions. This, along with a continued flight to quality by investors from the beleaguered stock markets, provided the Portfolio with positive returns at net asset value.

High Yield Bond Market

In the fourth quarter of 2000, profit warnings and economic indicators suggesting a rapidly decelerating U.S. economy sent high yield bond markets plunging, consistent with the performance of U.S. stock markets. Overall, high yield corporate bonds represented one of the weakest fixed-income sectors in 2000. The market environment for high yield bonds changed dramatically, however, when the Fed reduced rates in January.

According to the managers, interest rate cuts resuscitated the performance of the non-U.S. Treasury sectors of the bond market, including high yield bonds, which experienced a sharp rebound that endured through mid-February. Deteriorating economic and corporate fundamentals forced the sector to give back some of its gains in March, though it remained the strongest-performing bond market sector for the first quarter 2001. While the high yield sector was unable to recoup all of its losses sustained in fourth quarter of 2000, an increased weighting in the sector, beginning in December, benefited the Portfolio once the rally began.

Investment grade bonds/8/ advanced during the period, posting solid absolute gains in an uncertain economic environment. U.S. Treasuries were the best-performing issues in the fourth quarter of 2000, as the yield curve/9/ continued to reverse its inverted posture and the Fed adopted an easing bias.


--------
8 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
9 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. An inverted yield curve is an unusual situation where short-term interest rates are higher than long-term rates.


    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Bond Market

As U.S. stock markets plummeted, a flight to quality boosted the performance of U.S. Treasury bonds. Treasury bond outperformance continued into 2001, facilitated by an aggressive Fed easing policy and continued stock market instability. In January, the steepening of the yield curve began to accelerate, with short- and intermediate-term yields falling more quickly than longer-term yields. According to the managers, the Portfolio's focus on limited-maturity fixed income securities was a significant benefit to its performance during the period. As the yield curve dramatically steepened and shorter-maturity issues outperformed longer maturities, the Portfolio's performance improved.

Non-U.S. Treasury bonds also benefited during the period as investors found these higher-yielding securities more attractive. Corporate bonds represented the best performing investment grade sector in the first quarter of 2001, reversing some of their poor performance during last year's flight to quality. Despite increased volatility combined with higher prepayment rates, the mortgage-backed securities sector and individual securities generated attractive absolute returns that contributed to the Portfolio's overall performance. Asset-backed securities and commercial mortgage-backed securities performed relatively well during the period, and the increased weighting in these sectors was a small benefit to the Portfolio as well.

International Markets

Within the developed market universe, global bonds advanced during the period. Escalating evidence of a global economic slowdown at the end of 2000 led to central banks' initiation of monetary easing cycles in the first quarter of 2001. Additionally, sovereign (i.e., government) bonds benefited from an investor flight to quality caused by steep stock-market declines. Anglo markets were among the period's top performers as they quickly implemented interest-rate cuts. As a result, the Portfolio's overweighted allocations to Anglo markets benefited its performance.

The Portfolio's currency exposure had a positive influence on performance as well in the fourth quarter of 2000. At that time, non-U.S. currency exposure benefited the Portfolio as investors' outlook for the U.S. economy grew gloomier and the U.S. dollar weakened. However, in the first quarter of 2001, as the dollar strengthened, the U.S. currency exposure detracted from the Portfolio's performance.

The period proved volatile for emerging market bonds. An increase in geopolitical risks, combined with slowing economic growth, created uncertainty for emerging-market investors. While the market rebounded in December and January along with the Fed's easing bias, liquidity issues in Argentina and Turkey lingered throughout the period. The Portfolio's limited exposure to Argentina


    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders helped performance as the country's markets performed poorly in the wake of political and economic uncertainties. In addition, the Portfolio's position in Russia -- an outperforming country during the period -- also contributed positively to performance.

As the Portfolio's managers look ahead, they expect that the economic environment will eventually stabilize and low inflation will remain a reality. Furthermore, interest-rate reductions by the Fed and the likelihood of U.S. federal income tax cut should help the domestic economy rebound in the second half of 2001. With regard to the investment grade sectors, the managers believe that mortgage-backed securities should remain attractive, despite the uncertainty surrounding increasing prepayment rates. High yield bonds were temporarily paralyzed by fears of negative corporate earnings developments; these fears, however, will most likely dissipate as the Fed continues to cut interest rates and the economy stabilizes. In addition, investors have begun to take notice of the value offered in the current yields of this sector and are reversing their previous cash outflow patterns. (Of course, no guarantees can be given that these expectations will be met.)

Looking ahead at international markets, the Portfolio's managers remain cautious on Japan and perceive little additional value in the Japanese bond market, given that interest rates are returning to zero. In addition, they have identified value in Europe as inflationary pressures ease; this may eliminate the main obstacle to the European Central Bank for cutting interest rates.

The managers have become more cautious about emerging markets debt. The global economic environment has become more averse to export- and commodity-dependent economies. In addition, recent U.S. stock-market declines have increased investor risk aversion, thereby diminishing opportunities for financing. With the probability of continued currency volatility, the managers have reduced the Portfolio's non-U.S. currency exposure. Although some volatility and uncertainty may be in store, they believe the Portfolio is appropriately diversified and positioned to perform well during the rest of the fiscal year.

In closing, thank you for your investment in the Travelers Series Fund Inc. --Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001


    6 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                      Smith Barney High Income Portfolio


 Historical Performance




                          Net Asset Value
                        -------------------
                        Beginning  End      Income    Capital Gain   Total
    Period Ended        of Period of Period Dividends Distributions Returns+

    -------------------------------------------------------------------------
    4/30/01             $10.29    $10.35    $0.00     $0.00          0.58%++
    -------------------------------------------------------------------------
    10/31/00             11.72     10.29     1.07      0.00         (3.54)
    -------------------------------------------------------------------------
    10/31/99             11.97     11.72     0.89      0.00          5.28
    -------------------------------------------------------------------------
    10/31/98             13.25     11.97     0.74      0.17         (3.38)
    -------------------------------------------------------------------------
    10/31/97             12.09     13.25     0.66      0.06         16.24
    -------------------------------------------------------------------------
    10/31/96             11.26     12.09     0.50      0.00         12.17
    -------------------------------------------------------------------------
    10/31/95             10.07     11.26     0.22      0.00         14.30
    -------------------------------------------------------------------------
    6/16/94* - 10/31/94  10.00     10.07     0.00      0.00          0.70++
    -------------------------------------------------------------------------
    Total                                   $4.08     $0.23
    -------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++                   0.58%
---------------------------------------------------
Year Ended 4/30/01                          (4.04)
---------------------------------------------------
Five Years Ended 4/30/01                     3.96
---------------------------------------------------
6/16/94* through 4/30/01                     5.88
---------------------------------------------------

 Cumulative Total Return+

6/16/94* through 4/30/01                      48.11%
-----------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


    7 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                    Smith Barney High Income Portfolio vs.
                        Bear Stearns High Yield Index+

--------------------------------------------------------

                            June 1994 -- April 2001


       [CHART]

                                                   Salomon Smith Barney
                  Smith Barney    Bear Stearns    Intermediate High Yield
                  High Income   High Yield Index++     Market Index++
       6/16/94      10,000          10,000             10,000
       10/94        10,070          10,282             10,113
       10/95        11,510          11,932             11,723
       10/96        12,912          13,295             12,690
       10/97        15,008          15,264             14,580
       10/98        14,500          15,117             14,501
       10/99        15,265          15,838             15,093
       10/00        14,726          15,533             14,792
       4/30/01      14,811          15,832             14,681


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Bear Stearns High Yield Index is a broad-based unmanaged index of high yield corporate bonds. The Salomon Smith Barney Intermediate High Yield Market Index is comprised of 85 issues, both cash-pay and deferred interest bonds with a remaining maturity of at least seven years, but less than ten years. The bonds are all public, non-convertible issues with at least $50 million outstanding. Each index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ It is the opinion of management that the Bear Stearns High Yield Index more accurately reflects the current composition of the Smith Barney High Income Portfolio than the Solomon Smith Barney Intermediate High Yield Market Index. In future reporting, the Bear Stearns High Yield Index will be used as a basis of comparison of total return performance rather than the Salomon Smith Barney Intermediate High Yield Market Index.


   8    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                      Putnam Diversified Income Portfolio


 Historical Performance




                          Net Asset Value
                        -------------------
                        Beginning  End      Income    Capital Gain   Total
    Period Ended        of Period of Period Dividends Distributions Returns+

    -------------------------------------------------------------------------
    4/30/01             $10.31    $10.59    $0.00     $0.00          2.72%++
    -------------------------------------------------------------------------
    10/31/00             11.24     10.31     0.98      0.00          0.21
    -------------------------------------------------------------------------
    10/31/99             11.70     11.24     0.67      0.00          1.80
    -------------------------------------------------------------------------
    10/31/98             12.31     11.70     0.42      0.14         (0.65)
    -------------------------------------------------------------------------
    10/31/97             11.99     12.31     0.56      0.09          8.44
    -------------------------------------------------------------------------
    10/31/96             11.46     11.99     0.39      0.13          9.43
    -------------------------------------------------------------------------
    10/31/95             10.18     11.46     0.09      0.00         13.55
    -------------------------------------------------------------------------
    6/16/94* - 10/31/94  10.00     10.18     0.00      0.00          1.80++
    -------------------------------------------------------------------------
    Total                                   $3.11     $0.36
    -------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++                                 2.72%
-----------------------------------------------------------------
Year Ended 4/30/01                                         1.57
-----------------------------------------------------------------
Five Years Ended 4/30/01                                   3.66
-----------------------------------------------------------------
6/16/94* through 4/30/01                                   5.32
-----------------------------------------------------------------

 Cumulative Total Return+

6/16/94* through 4/30/01                                   42.80%
------------------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


    9 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
            Putnam Diversified Income Portfolio vs. Lehman Brothers
                 Aggregate Bond Index and Salomon Smith Barney
               Non-U.S. World Government Bond Index - Unhedged+

--------------------------------------------------------

                            June 1994 -- April 2001


                                      [GRAPH]

                                          Salomon Smith Barney
               Putnam Diversified      Non-U.S. World Government          Lehman Brothers
                Income Portfolio          Bond Index-Unhedged          Aggregate Bond Index
  6/16/1994         10,000                      10,000                        10,000
  10/94             10,180                      10,554                        10,052
  10/95             11,560                      12,155                        11,626
  10/96             12,650                      12,818                        12,305
  10/97             13,717                      14,410                        13,399
  10/98             13,628                      16,254                        14,651
  10/99             13,873                      15,772                        14,730
  10/00             13,902                      13,265                        16,029
  4/30/2001         14,280                      13,397                        17,026


+ Hypothetical illustration of $10,000 invested in shares of the Putnam
  Diversified Income Portfolio on
  June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. These indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


  10    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                           SECURITY                              VALUE

---------------------------------------------------------------------------------------------------
  CORPORATE BONDS & NOTES -- 89.4%
  Aerospace & Defense -- 0.3%
   375,000      B-        Dunlop Standard Aerospace Holdings, Sr. Notes,
                           11.875% due 5/15/09                                          $  400,313
   160,000      B         Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                 155,200
--------------------------------------------------------------------------------------------------
                                                                                           555,513
--------------------------------------------------------------------------------------------------
  Airlines -- 0.9%
   900,000      BB-       Air Canada, Sr. Notes, 10.250% due 3/15/11 (b)                   882,000
 1,402,534      BB        Airplanes Pass-Thru Trust, Corporate Asset-Backed Securities,
                           Series 1, Class D, 10.875% due 3/15/19                          876,079
--------------------------------------------------------------------------------------------------
                                                                                         1,758,079
--------------------------------------------------------------------------------------------------
  Alternative Power Generation -- 3.3%
                          AES Corp.:
                            Sr. Notes:
 1,365,000      Ba1*         9.500% due 6/1/09                                           1,423,012
   635,000      Ba1*         9.375% due 9/15/10                                            661,988
 1,595,000      Ba3*        Sr. Sub. Notes, 10.250% due 7/15/06                          1,658,800
   825,000      Ba2*      AES Drax Energy Ltd., Secured Notes, 11.500% due 8/30/10 (b)     907,500
 1,000,000      BB+       Calpine Corp., Sr. Notes, 10.500% due 5/15/06                  1,042,500
   655,000      BB+       Tiverton Power Associates LP/Rumford Power Associates LP,
                           Guaranteed Pass-Thru Certificates, 9.000% due 7/15/08 (b)       651,725
--------------------------------------------------------------------------------------------------
                                                                                         6,345,525
--------------------------------------------------------------------------------------------------
  Aluminum -- 1.3%
   560,000      BB-       Century Aluminum Co., Sr. Secured First Mortgage Notes,
                           11.750% due 4/15/08 (b)                                         590,800
                          Kaiser Aluminum & Chemical Corp.:
                            Sr. Notes:
   225,000      B            Series B, 10.875% due 10/15/06                                218,813
   180,000      B            Series D, 10.875% due 10/15/06                                175,050
 1,550,000      CCC+        Sr. Sub. Notes, 12.750% due 2/1/03                           1,418,250
--------------------------------------------------------------------------------------------------
                                                                                         2,402,913
--------------------------------------------------------------------------------------------------
  Apparel/Footwear -- 1.7%
                          Levi Strauss & Co.:
   400,000      BB-         Notes, 7.000%, due 11/1/06                                     345,000
                            Sr. Notes:
   265,000      BB-          11.625% due 1/15/08                                           266,325
   275,000/EUR/ BB-          11.625% due 1/15/08 (b)                                       246,254
                          Tommy Hilfiger USA Inc., Guaranteed Notes:
   460,000      BBB-        6.500% due 6/1/03                                              437,000
   755,000      BBB-        6.850% due 6/1/08                                              643,638
 1,340,000      B-        Tropical Sportswear International, Corp., Guaranteed
                           Sr. Sub. Notes, Series A, 11.000% due 6/15/08                 1,273,000
--------------------------------------------------------------------------------------------------
                                                                                         3,211,217
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                          SECURITY                            VALUE

------------------------------------------------------------------------------------------
  Apparel/Footwear Retail -- 1.0%
  745,000 CCC+      J. Crew Operating Corp., Sr. Sub. Notes,
                     10.375% due 10/15/07                                      $  618,350
                    Saks Inc., Guaranteed Sub. Notes:
  395,000 BB+         7.000% due 7/15/04                                          371,300
  515,000 BB+         7.250% due 12/1/04                                          484,100
  430,000 BB+         8.250% due 11/15/08                                         389,150
-----------------------------------------------------------------------------------------
                                                                                1,862,900
-----------------------------------------------------------------------------------------
  Auto Parts -- 0.1%
  200,000 B         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                     11.500% due 4/15/06                                          186,000
   95,000 B         Dura Operating Corp., Guaranteed Sr. Sub. Notes,
                     9.000% due 5/1/09                                             88,825
-----------------------------------------------------------------------------------------
                                                                                  274,825
-----------------------------------------------------------------------------------------
  Automotive Aftermarket -- 0.1%
  290,000 BB-       The Pep Boys-Manny, Moe & Jack, Notes, Series A,
                     6.520% due 7/16/07                                           224,750
-----------------------------------------------------------------------------------------
  Broadcasting -- 1.3%
  508,500 NR        AM/FM Operating Inc., Debentures, 12.625% due 10/31/06        563,164
1,355,000 B-        Emmis Escrow Corp., Sr. Discount Notes, step bond to yield
                     12.500% due 3/15/11 (b)                                      772,350
1,065,000 BBB-      Liberty Media Corp., Sr. Debentures, 8.250% due 2/1/30        950,513
  375,000 CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes,
                     14.500% due 5/15/09                                          198,750
-----------------------------------------------------------------------------------------
                                                                                2,484,777
-----------------------------------------------------------------------------------------
  Building Products -- 0.3%
  240,000 B         Amatek Industries Property Ltd., Sr. Sub. Notes,
                     12.000% due 2/15/08                                          181,200
  485,000 B-        Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B,
                     10.500% due 5/1/09                                           383,150
-----------------------------------------------------------------------------------------
                                                                                  564,350
-----------------------------------------------------------------------------------------
  Cable/Satellite TV -- 11.2%
                    Adelphia Communications Corp.:
3,440,000 B+          Sr. Discount Notes, Series B, zero coupon due 1/15/08     1,642,600
                      Sr. Notes:
  170,000 B+           9.750% due 2/15/02                                         172,550
  490,000 B+           8.750% due 10/1/07                                         467,950

                      See Notes to Financial Statements.



    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
   AMOUNT+     RATING(a)                          SECURITY                             VALUE

------------------------------------------------------------------------------------------------
  Cable/Satellite TV -- 11.2% (continued)
  250,000      CCC+      Cable Satisfaction International, Inc., Sr. Notes,
                          12.750% due 3/1/10                                        $   143,750
  550,000      B-        Callahan Nordrhein-Westfalen Gmbh, Sr. Discount Notes,
                          step bond to yield 16.801% due 7/15/10 (b)                    255,750
                         Charter Communications Holdings:
                           Sr. Discount Notes:
2,345,000      B+           Step bond to yield 11.711% due 1/15/10                    1,664,950
3,325,000      B+           Step bond to yield 12.519% due 1/15/11                    2,177,875
  530,000      B+          Sr. Notes, 11.125% due 1/15/11                               575,713
  710,000      BB-       CSC Holdings, Inc., Sr. Sub. Debentures,
                          10.500% due 5/15/16                                           800,525
2,025,000/GBP/ B         Diamond Holdings PLC, Guaranteed Notes,
                          10.000% due 2/1/08                                          2,323,130
                         EchoStar Communications Corp., Sr. Notes:
1,515,000      B           10.375% due 10/1/07                                        1,571,813
  300,000      B+          9.375% due 2/1/09                                            308,250
  585,000      B-        Insight Communications Inc., Sr. Discount Notes,
                          step bond to yield 12.250% due 2/15/11 (b)                    333,450
                         NTL Inc.:
  375,000/GBP/ B           Sr. Discount Notes, Series B, step bond to yield
                            15.536% due 4/15/09                                         247,704
                           Sr. Notes:
  350,000/EUR/ B            12.375% due 2/1/08 (b)                                      279,280
                            Series B:
  575,000      B             11.500% due 2/1/06                                         488,750
1,825,000      B             11.500% due 10/1/08                                      1,551,250
  225,000/EUR/ CCC+      ONO Finance PLC, Sr. Notes, 14.000% due 7/15/10                166,032
1,680,000      Ba2*      Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Debentures,
                          11.000% due 12/1/15                                         1,906,800
  110,000      BB+       Rogers Wireless Communications, Inc., Sr. Secured Notes,
                          9.625% due 5/1/11 (b)                                         111,513
                         Telewest Communications PLC:
  890,000      B           Sr. Discount Debentures, 11.000% due 10/1/07                 861,075
  790,000/GBP/ B+          Sr. Discount Notes, step bond to yield
                            17.319% due 4/15/09                                         601,901
2,150,000      B-        United International Holdings, Inc., Sr. Discount Notes,
                          Series B, step bond to yield 11.988% due 2/15/08            1,064,250
4,640,000      B-        United Pan-Europe Communications N.V., Sr. Discount Notes,
                          Series B, step bond to yield 12.500% due 8/1/09             1,577,600
-----------------------------------------------------------------------------------------------
                                                                                     21,294,461
-----------------------------------------------------------------------------------------------
  Casinos/Gaming -- 3.0%
1,450,000      B         Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                          11.250% due 5/1/07                                          1,566,000
  685,000      BB-       Mandalay Resort Group, Sr. Sub. Debentures,
                          7.625% due 7/15/13                                            571,975


                      See Notes to Financial Statements.



    13 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
 AMOUNT+   RATING(a)                          SECURITY                            VALUE

-------------------------------------------------------------------------------------------
  Casino/Gaming -- 3.0% (continued)
                     Sun International Hotels Ltd., Guaranteed Sr. Sub. Notes:
   920,000 B+          9.000% due 3/15/07                                       $  910,800
 1,200,000 B+          8.625% due 12/15/07                                       1,158,000
 1,445,000 B-        Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
                      Guaranteed Mortgage Notes, 12.250% due 11/15/04            1,546,150
------------------------------------------------------------------------------------------
                                                                                 5,752,925
------------------------------------------------------------------------------------------
  Chemicals - Major Diversified -- 1.1%
 6,645,000 B         Huntsman ICI Chemicals LLC, Sr. Discount Notes,
                      zero coupon due 12/31/09                                   2,093,175
------------------------------------------------------------------------------------------
  Chemicals - Specialty -- 0.7%
   630,000 B         Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09    667,800
                     ISP Holdings Inc., Sr. Notes, Series B:
    70,000 BB-         9.750% due 2/15/02                                           68,600
   580,000 BB-         9.000% due 10/15/03                                         539,400
------------------------------------------------------------------------------------------
                                                                                 1,275,800
------------------------------------------------------------------------------------------
  Computer Processing Hardware -- 0.1%
   210,000 B+        Seagate Technology Inc., Guaranteed Sr. Sub. Notes,
                      12.500% due 11/15/07 (b)                                     205,884
------------------------------------------------------------------------------------------
  Construction Materials -- 0.8%
                     Nortek Inc., Sr. Notes, Series B:
 1,060,000 B+          9.125% due 9/1/07                                         1,033,500
   470,000 B+          8.875% due 8/1/08                                           451,200
------------------------------------------------------------------------------------------
                                                                                 1,484,700
------------------------------------------------------------------------------------------
  Consumer Specialties -- 0.1%
   385,000 Baa1*     American Greetings Corp., Sr. Notes, 6.100% due 8/1/28        281,531
------------------------------------------------------------------------------------------
  Containers/Packaging -- 2.4%
   835,000 B         Crown Cork & Seal Co., Sr. Notes, 7.125% due 9/1/02           597,025
   530,000 BB        Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05            453,150
   515,000 B-        SF Holdings Group Inc., Sr. Discount Notes, Series B,
                      step bond to yield 18.075% due 3/15/08                       234,325
 1,635,000 B         Stone Container Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (b)                                    1,710,619
   955,000 B-        Sweetheart Cup Co., Inc., Sr. Sub. Notes,
                      10.500% due 9/1/03                                           888,150
   765,000 B-        Tekni-Plex Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10                                          631,125
------------------------------------------------------------------------------------------
                                                                                 4,514,394
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                            SECURITY                               VALUE

-----------------------------------------------------------------------------------------------
  Contract Drilling -- 1.2%
1,185,000 B+        Parker Drilling Co., Guaranteed Sr. Notes, Series D,
                     9.750% due 11/15/06                                            $1,241,288
  865,000 BB        Pride International Inc., Sr. Notes, 10.000% due 6/1/09            951,500
----------------------------------------------------------------------------------------------
                                                                                     2,192,788
----------------------------------------------------------------------------------------------
  Department Stores -- 0.3%
                    JC Penney Co., Inc.:
  280,000 BBB-        Debentures, 6.900% due 8/15/26                                   263,200
  415,000 BBB-        Notes, 6.125% due 11/15/03                                       386,469
----------------------------------------------------------------------------------------------
                                                                                       649,669
----------------------------------------------------------------------------------------------
  Discount Chains -- 0.7%
                    Kmart Corp.:
  675,000 Baa3*       Debentures, 12.500% due 3/1/05                                   737,438
  741,562 Baa3*       Pass-Thru Certificates, Series 95K3, 8.540% due 1/2/15           674,095
----------------------------------------------------------------------------------------------
                                                                                     1,411,533
----------------------------------------------------------------------------------------------
  Electric Utilities -- 1.8%
1,120,000 BBB       Avista Corp., Sr. Notes, 9.750% due 6/1/08 (b)                   1,155,000
  540,000 BB        CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                   572,400
1,435,000 Ba3*      Orion Power Holdings, Inc., Sr. Notes, 12.000% due 5/1/10 (b)    1,600,025
----------------------------------------------------------------------------------------------
                                                                                     3,327,425
----------------------------------------------------------------------------------------------
  Electronic Components -- 0.6%
  407,000 BB-       Celestica International Inc., Sr. Sub. Notes,
                     10.500% due 12/31/06                                              425,315
  480,000 BB-       Flextronics International Ltd., Sr. Sub. Notes,
                     9.875% due 7/1/10                                                 480,000
  395,000 BBB-      Thomas & Betts Corp., Notes, 6.625% due 5/7/08                     276,500
----------------------------------------------------------------------------------------------
                                                                                     1,181,815
----------------------------------------------------------------------------------------------
  Electronic Production Equipment -- 0.6%
1,180,000 B1*       Amkor Technologies Inc., Sr. Sub. Notes, 10.500% due 5/1/09      1,126,900
----------------------------------------------------------------------------------------------
  Electronics/Appliances -- 0.3%
  110,000 B3*       Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                      41,250
  475,000 B         Salton Inc., Sr. Sub. Notes, 12.250% due 4/15/08 (b)               478,563
----------------------------------------------------------------------------------------------
                                                                                       519,813
----------------------------------------------------------------------------------------------
  Engineering & Construction -- 3.3%
1,215,000 BB-       Foster Wheeler Corp., Notes, 6.750% due 11/15/05                 1,013,006
  665,000 BB-       Integrated Electrical Services Inc., Guaranteed Sr. Sub. Notes,
                     Series B, 9.375% due 2/1/09                                       653,362
                    MetroMedia Fiber Network, Inc., Sr. Notes:
3,190,000 B+          10.000% due 12/15/09                                           2,081,475
3,220,000 B+          Series B, 10.000% due 11/15/08                                 2,101,050


                      See Notes to Financial Statements.



    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)                           SECURITY                             VALUE

--------------------------------------------------------------------------------------------
  Engineering & Construction -- 3.3% (continued)
  600,000 B-        Orius Capital Corp., Guaranteed Sr. Sub. Notes, Series B,
                     12.750% due 2/1/10                                          $  333,000
-------------------------------------------------------------------------------------------
                                                                                  6,181,893
-------------------------------------------------------------------------------------------
  Environmental Services -- 2.9%
4,075,000 B+        Allied Waste North America, Inc., Series B,
                     Guaranteed Sr. Sub. Notes, 10.000% due 8/1/09                4,232,906
1,305,000 B+        URS Corp., Sr. Sub. Notes, Series B, 12.250% due 5/1/09       1,311,525
-------------------------------------------------------------------------------------------
                                                                                  5,544,431
-------------------------------------------------------------------------------------------
  Finance/Rental/Leasing -- 1.2%
  165,000 BBB-      Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes,
                     11.000% due 5/1/09                                             186,244
                    United Rentals, Inc.:
1,395,000 BB          Guaranteed Sr. Notes, 10.750% due 4/15/08 (b)               1,410,694
                      Guaranteed Sr. Sub. Notes, Series B:
  600,000 BB-          8.800% due 8/15/08                                           511,500
  120,000 BB-          9.250% due 1/15/09                                           104,100
  180,000 BB-          9.000% due 4/1/09                                            153,900
-------------------------------------------------------------------------------------------
                                                                                  2,366,438
-------------------------------------------------------------------------------------------
  Financial Conglomerates -- 0.4%
                    AMRESCO Inc., Sr. Sub. Notes:
  130,000 CCC-        Series 97-A, 10.000% due 3/15/04                               70,525
1,255,000 CCC-        Series 98-A, 9.875% due 3/15/05                               680,837
-------------------------------------------------------------------------------------------
                                                                                    751,362
-------------------------------------------------------------------------------------------
  Food Distributors -- 2.7%
                    Aurora Foods Inc., Sr. Sub. Notes:
                      Series B:
1,325,000 CCC+         9.875% due 2/15/07                                         1,199,125
  250,000 CCC+         8.750% due 7/1/08                                            212,500
  365,000 CCC+        Series D, 9.875% due 2/15/07                                  330,325
  785,000 B-        Carrols Corp., Guaranteed Sr. Sub. Notes, 9.500% due 12/1/08    682,950
                    Fleming Cos. Inc.:
                      Guaranteed Sr. Sub. Notes, Series B:
  105,000 B            10.500% due 12/1/04                                          107,363
1,530,000 B            10.625% due 7/31/07                                        1,572,075
  675,000 Ba3*        Sr. Notes, 10.125% due 4/1/08 (b)                             707,063
  310,000 B         SC International Services Inc., Guaranteed Sr. Sub. Notes,
                     Series B, 9.250% due 9/1/07                                    327,050
-------------------------------------------------------------------------------------------
                                                                                  5,138,451
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
   AMOUNT+     RATING(a)                           SECURITY                             VALUE

-------------------------------------------------------------------------------------------------
  Foods - Major Diversified -- 0.4%
  525,000      B2*       Michael Foods, Sr. Sub. Notes, 11.750% due 4/1/11 (b)        $  553,875
  250,000/EUR/ B         United Biscuits, Guaranteed Sr. Sub. Notes,
                          10.625% due 4/15/11 (b)                                        236,058
------------------------------------------------------------------------------------------------
                                                                                         789,933
------------------------------------------------------------------------------------------------
  Foods - Meat/Fish/Dairy -- 0.3%
  675,000      A-        Tyson Foods Inc., Notes, 7.000% due 1/15/28                     573,750
------------------------------------------------------------------------------------------------
  Foods - Specialty/Candy -- 0.1%
  175,000      B-        B&G Foods Inc., Guaranteed Sr. Sub. Notes, 9.625% due 8/1/07    127,313
------------------------------------------------------------------------------------------------
  Forest Products -- 0.5%
1,080,000      CCC+      Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07       864,000
------------------------------------------------------------------------------------------------
  Home Furnishings -- 0.6%
  475,000      B         Falcon Products Inc., Guaranteed Sr. Sub. Notes, Series B,
                          11.375% due 6/15/09                                            456,000
                         Remington Product Co. LLC, Sr. Sub. Notes:
  420,000      B3*         11.000% due 5/15/06 (b)                                       399,000
  335,000      B3*         Series B, 11.000% due 5/15/06                                 319,925
------------------------------------------------------------------------------------------------
                                                                                       1,174,925
------------------------------------------------------------------------------------------------
  Homebuilding -- 1.7%
                         D.R. Horton Inc.:
  320,000      Ba1*        Guaranteed Sr. Notes, 8.000% due 2/1/09                       318,400
  550,000      Ba3*        Sr. Sub. Notes, 9.375% due 3/15/11                            547,250
1,095,000      BB+       Lennar Corp., Guaranteed Sr. Notes, Series B,
                          9.950% due 5/1/10                                            1,209,975
  500,000      BB        Ryland Group Inc., Sr. Notes, 9.750% due 9/1/10                 527,500
                         Standard Pacific Corp., Sr. Notes:
  410,000      BB          8.500% due 4/1/09                                             385,400
  305,000      BB          9.500% due 9/15/10                                            303,475
------------------------------------------------------------------------------------------------
                                                                                       3,292,000
------------------------------------------------------------------------------------------------
  Hospital/Nursing Management -- 0.6%
1,060,000      Ba3*      Fresenius Medical Care Capital Trust I, Guaranteed Trust
                          Preferred Securities, 9.000% due 12/1/06                     1,073,250
------------------------------------------------------------------------------------------------
  Hotels/Resorts/Cruiselines -- 1.4%
  200,000      Ba3*      Courtyard By Marriott II LP/Courtyard Finance Co.,
                          Sr. Secured Notes, Series B, 10.750% due 2/1/08                206,500
                         Intrawest Corp., Sr. Notes:
  960,000      B+          10.500% due 2/1/10                                            988,800
1,375,000      B+          10.500% due 2/1/10 (b)                                      1,416,250
------------------------------------------------------------------------------------------------
                                                                                       2,611,550
------------------------------------------------------------------------------------------------
  Industrial Machinery -- 0.3%
  525,000      B         Flowserve Corp., Guaranteed Sr. Sub. Notes,
                          12.250% due 8/15/10                                            570,938
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
 AMOUNT+   RATING(a)                            SECURITY                               VALUE

------------------------------------------------------------------------------------------------
  Internet Software/Services -- 1.8%
                     Exodus Communications Inc., Sr. Notes:
   305,000 B           10.750% due 12/15/09                                          $  233,325
 4,090,000 B           11.625% due 7/15/10                                            3,251,550
-----------------------------------------------------------------------------------------------
                                                                                      3,484,875
-----------------------------------------------------------------------------------------------
  Life/Health Insurance -- 0.8%
                     Conseco Inc., Notes:
   800,000 BB-         8.750% due 2/9/04                                                756,000
   830,000 BB-         9.000% due 10/15/06                                              776,050
-----------------------------------------------------------------------------------------------
                                                                                      1,532,050
-----------------------------------------------------------------------------------------------
  Major Telecommunications -- 0.5%
                     Adelphia Business Solutions:
   125,000 B+          Sr. Discount Notes, Series B, step bond to yield
                        14.950% due 4/15/03                                              95,000
   430,000 BB-         Sr. Notes, 12.250% due 9/1/04                                    350,450
   735,000 B           Sr. Sub. Notes, 12.000% due 11/1/07                              297,675
   565,000 B3*       USA Mobile Communications, Sr. Notes,
                      9.500% due 2/1/04                                                 194,925
-----------------------------------------------------------------------------------------------
                                                                                        938,050
-----------------------------------------------------------------------------------------------
  Marine Shipping -- 0.2%
   395,000 B-        Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09             377,225
-----------------------------------------------------------------------------------------------
  Medical Distributors -- 0.2%
   455,000 B         Physician Sales and Service Inc., Guaranteed Sr. Sub.
                      Notes, 8.500% due 10/1/07                                         379,925
-----------------------------------------------------------------------------------------------
  Medical/Nursing Services -- 0.4%
   875,000 BBB-      HEALTHSOUTH Corp., Sr. Notes, 6.875% due 6/15/05                   843,281
-----------------------------------------------------------------------------------------------
  Medical Specialties -- 0.1%
   320,000 B-        Universal Hospital Services Inc., Sr. Notes, 10.250% due 3/1/08    270,400
-----------------------------------------------------------------------------------------------
  Miscellaneous -- 0.1%
   195,000 B+        Elizabeth Arden Inc., Sr. Secured Notes, Series B,
                      11.750% due 2/1/11                                                206,213
-----------------------------------------------------------------------------------------------
  Miscellaneous Commercial Services -- 1.0%
 1,100,000 B2*       Intertek Finance PLC., Guaranteed Sr. Notes, Series B,
                      10.250% due 11/1/06                                               888,250
 1,350,000 B-        Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                      11.000% due 11/1/06                                             1,059,750
-----------------------------------------------------------------------------------------------
                                                                                      1,948,000
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

   FACE
 AMOUNT+   RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------
  Miscellaneous Manufacturing -- 0.6%
   755,000 A3*       Cooper Tire & Rubber Co., Notes, 7.625% due 3/15/27           $  636,088
   550,000 B         Park-Ohio Industries Inc., Sr. Sub. Notes, 9.250% due 12/1/07    423,500
---------------------------------------------------------------------------------------------
                                                                                    1,059,588
---------------------------------------------------------------------------------------------
  Movies/Entertainment -- 0.9%
 1,960,000 B         Premier Parks Inc., Sr. Discount Notes, step bond to yield
                      11.522% due 4/1/08                                            1,636,600
---------------------------------------------------------------------------------------------
  Oil/Gas Pipelines -- 0.3%
   585,000 BB-       Leviathan Gas Pipeline Partners L.P., Guaranteed Sr. Sub.
                      Notes, Series B, 10.375% due 6/1/09                             626,681
---------------------------------------------------------------------------------------------
  Oil/Gas Production -- 4.3%
   500,000 B1*       Belco Oil & Gas Corp., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 4/1/06                                              507,500
   830,000 CCC-      Belden & Blake Corp., Guaranteed Sr. Sub. Notes, Series B,
                      9.875% due 6/15/07                                              684,750
 1,280,000 B+        Forest Oil Corp., Guaranteed Sr. Sub. Notes,
                      10.500% due 1/15/06                                           1,379,200
   355,000 B         Houston Exploration Co., Sr. Sub. Notes, Series B,
                      8.625% due 1/1/08                                               351,450
   515,000 B         Magnum Hunter Resources, Inc., Guaranteed Sr. Notes,
                      10.000% due 6/1/07                                              503,413
 1,575,000 B+        Nuevo Energy Co., Sr. Sub. Notes, Series B, 9.500% due 6/1/08  1,580,906
                     Plains Resources Inc., Guaranteed Sr. Sub. Notes:
   450,000 B2*         Series B, 10.250% due 3/15/06                                  457,313
   345,000 B2*         Series F, 10.250% due 3/15/06                                  350,606
   565,000 CCC       Ram Energy Inc., Sr. Notes, 11.500% due 2/15/08                  443,525
   565,000 B-        Range Resources Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 1/15/07                                              553,700
   675,000 B         Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07                                              696,937
   515,000 BB-       Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09       569,075
---------------------------------------------------------------------------------------------
                                                                                    8,078,375
---------------------------------------------------------------------------------------------
  Oilfield Services/Equipment -- 0.4%
   630,000 BB        Compagnie Generale de Geophysique, Sr. Notes,
                      10.625% due 11/15/07 (b)                                        677,250
---------------------------------------------------------------------------------------------
  Other Consumer Services -- 0.3%
   665,000 BB        Stewart Enterprises, Ltd., Sr. Notes, 6.700% due 12/1/03         557,769
---------------------------------------------------------------------------------------------
  Pharmaceuticals - Generic -- 0.9%
 1,650,000 BB        ICN Pharmaceuticals Inc., Sr. Notes, Series B,
                      9.250% due 8/15/05                                            1,693,312
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
   AMOUNT+     RATING(a)                            SECURITY                              VALUE

---------------------------------------------------------------------------------------------------
  Pharmaceuticals - Other -- 0.4%
  715,000      B+        King Pharmaceuticals Inc., Guaranteed Sr. Sub. Notes,
                          10.750% due 2/15/09                                           $  768,625
--------------------------------------------------------------------------------------------------
  Pulp & Paper -- 1.8%
1,300,000      Ba1*      Caraustar Industries, Inc., Sr. Sub. Notes,
                          9.875% due 4/1/11 (b)                                          1,196,000
                         Riverwood International Corp.:
  140,000      B-          Guaranteed Sr. Notes, 10.625% due 8/1/07                        145,600
1,585,000      CCC+        Guaranteed Sr. Sub. Notes, 10.875% due 4/1/08                 1,529,525
  465,000      Ba3*      SD Warren Co., Debentures, 14.000% due 12/15/06                   504,525
--------------------------------------------------------------------------------------------------
                                                                                         3,375,650
--------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts -- 0.3%
  715,000      Ba3*      Meditrust Corp., Notes, 7.114% due 8/15/04 (b)                    657,800
--------------------------------------------------------------------------------------------------
  Recreational Products -- 0.3%
  845,000      BB        Hasbro, Inc., Sr. Debentures, 6.600% due 7/15/28                  552,419
--------------------------------------------------------------------------------------------------
  Savings Banks -- 1.6%
1,075,000      B2*       Ocwen Capital Trust I, Guaranteed Capital Securities,
                          10.875% due 8/1/27                                               854,625
1,000,000      B+        Ocwen Federal Bank FSB, Sub. Debentures,
                          12.000% due 6/15/05                                              960,000
1,205,000      B         Ocwen Financial Corp., Notes, 11.875% due 10/1/03               1,150,775
--------------------------------------------------------------------------------------------------
                                                                                         2,965,400
--------------------------------------------------------------------------------------------------
  Semiconductors -- 0.5%
  985,000      B         Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07                                              965,300
--------------------------------------------------------------------------------------------------
  Specialty Stores -- 0.1%
  115,000      B-        Advance Stores Co., Inc., Guaranteed Sr. Sub. Notes, Series B,
                          10.250% due 4/15/08                                              108,675
--------------------------------------------------------------------------------------------------
  Specialty Telecommunications -- 8.7%
  640,000      B+        Call-Net Enterprises Inc., Sr. Notes, 9.375% due 5/15/09          169,600
                         Flag Telecom Holdings Ltd., Sr. Notes:
  530,000      B           11.625% due 3/30/10                                             418,700
1,495,000/EUR/ B           11.625% due 3/30/10                                           1,047,122
1,200,000      B-        Focal Communications Corp., Sr. Discount Notes,
                          Series B, step bond to yield 13.373% due 2/15/08                 372,000
                         Global Crossing Holdings Ltd., Guaranteed Sr. Notes:
  275,000      BB          9.625% due 5/15/08                                              262,625
2,375,000      BB          9.500% due 11/15/09                                           2,220,625
  695,000      B-        GT Group Telecom, Sr. Discount Notes,
                          step bond to yield 15.758% due 2/1/10                            243,250
                         ITC Deltacom Inc., Sr. Notes:
  230,000      B+          11.000% due 6/1/07                                              162,150
  360,000      B+          9.750% due 11/15/08                                             239,400


                      See Notes to Financial Statements.



    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
   AMOUNT+     RATING(a)                          SECURITY                               VALUE

--------------------------------------------------------------------------------------------------
   Specialty Telecommunications -- 8.7% (continued)
                         Jazztel PLC, Sr. Notes:
1,000,000/EUR/ CCC+        13.250% due 12/15/09 (b)                                   $   492,064
  165,000/EUR/ CCC+        14.000% due 7/15/10                                             84,116
  960,000      Ba1*      KPNQwest N.V., Sr. Notes, 8.125% due 6/1/09                      811,200
                         Level 3 Communications Inc.:
5,535,000      B           Sr. Discount Notes, step bond to yield
                            12.938% due 3/15/10                                         1,937,250
1,875,000/EUR/ B           Sr. Notes, 11.250% due 3/15/10                               1,080,547
  500,000      CCC+      Madison River Capital, Sr. Notes, 13.250% due 3/1/10             337,500
                         McLeodUSA, Inc.:
  535,000      B+          Sr. Discount Notes, step bond to yield 11.224% due 3/1/07      409,275
                           Sr. Notes:
  545,000      B+           9.250% due 7/15/07                                            436,000
1,105,000      B+           11.375% due 1/1/09                                            966,875
  830,000      B+           8.125% due 2/15/09                                            641,175
  875,000/CAD/ B-        Microcell Telecommunications, Sr. Discount Notes, Series B,
                          step bond to yield 17.712% due 10/15/07                         343,109
1,450,000      B-        MGC Communications, Inc./MPower Holdings Inc., Sr. Notes,
                          13.000% due 4/1/10                                              384,250
  770,000      B-        Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                673,750
                         Time Warner Telecom Inc., Sr. Notes:
  720,000      B2*         9.750% due 7/15/08                                             711,000
  425,000      B2*         10.125% due 2/1/11                                             425,000
   25,000      B-        Versatel Telecom International B.V., Sr. Notes,
                          13.250% due 5/15/08                                              10,625
1,110,000      B+        Williams Communications Group Inc., Sr. Notes,
                          11.875% due 8/1/10                                              516,150
                         XO Communications, Inc.:
                           Sr. Discount Notes:
1,740,000      B            Step bond to yield 12.264% due 6/1/09                         513,300
1,190,000      B            Step bond to yield 14.436% due 12/1/09                        315,350
                           Sr. Notes:
  215,000      B            12.500% due 4/15/06                                           125,775
  260,000      B            9.625% due 10/1/07                                            128,700
-------------------------------------------------------------------------------------------------
                                                                                       16,478,483
-------------------------------------------------------------------------------------------------
   Steel -- 0.1%
  615,000      B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05                        264,450
-------------------------------------------------------------------------------------------------
   Telecommunications Equipment -- 0.6%
1,335,000      BBB-      Lucent Technologies Inc., Sr. Notes, 7.250% due 7/15/06        1,171,463
-------------------------------------------------------------------------------------------------
   Textiles -- 0.8%
2,455,000      BB-       WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05          1,466,863
-------------------------------------------------------------------------------------------------
   Tobacco -- 0.4%
  790,000      BB        Standard Commercial Tobacco, Guaranteed Sr. Notes,
                          8.875% due 8/1/05                                               738,650
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                            SECURITY                              VALUE

----------------------------------------------------------------------------------------------------
  Trucks/Construction/Farm Machinery -- 0.1%
   155,000      B         Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                           8.500% due 4/1/08                                             $  128,263
---------------------------------------------------------------------------------------------------
  Wholesale Distributors -- 0.2%
   440,000      B+        Buhrmann U.S. Inc., Guaranteed Sr. Sub. Notes,
                           12.250% due 11/1/09                                              464,200
---------------------------------------------------------------------------------------------------
  Wireless Telecommunications -- 9.1%
   865,000      CCC       AirGate PCS Inc., Sr. Sub. Discount Notes, step bond to yield
                           16.845% due 10/1/09                                              514,675
 2,210,000      CCC       Alamosa PCS Holdings Inc., Guaranteed Sr. Discount Notes,
                           step bond to yield 13.343% due 2/15/10                         1,160,250
   590,000      B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b)            591,475
   735,000      B-        Centennial Cellular Corp., Sr. Sub. Notes,
                           10.750% due 12/15/08                                             694,575
 1,000,000/CAD/ BBB+      Clearnet Communications Inc., Sr. Discount Notes,
                           step bond to yield 13.794% due 5/15/08                           577,611
                          Crown Castle International Corp.:
   790,000      B           Sr. Discount Notes, step bond to yield 11.201% due 5/15/11      580,650
 1,325,000      B           Sr. Notes, 10.750% due 8/1/11                                 1,421,062
   325,000      B         Dobson Communications Corp., Sr. Notes,
                           10.875% due 7/1/10                                               331,500
   965,000      B3*       Dobson/Sygnet Communications Inc., Sr. Notes,
                           12.250% due 12/15/08                                             979,475
                          Horizon PCS Inc.:
   215,000      CCC+        Guaranteed Sr. Notes, step bond to yield
                             16.115% due 10/1/10 (b)                                         84,925
   350,000      NR          Sr. Discount Notes, step bond to yield 14.001% due 10/1/10
                             (b)(c)                                                         138,250
   375,000      CCC+      IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11                346,875
 1,015,000      B-        McCaw International Ltd., Sr. Discount Notes,
                           step bond to yield 18.599% due 4/15/07                           543,025
 1,755,000      B-        Millicom International Cellular S.A., Sr. Discount Notes, step
                           bond to yield 13.801% due 6/1/06                               1,465,425
                          Nextel Communications, Inc.:
                            Sr. Discount Notes:
 2,590,000      B1*          Step bond to yield 10.988% due 9/15/07                       1,893,937
 3,775,000      B1*          Step bond to yield 11.024% due 2/15/08                       2,519,812
   645,000      B1*         Sr. Notes, 9.375% due 11/15/09                                  535,350
 1,000,000      B-        Spectrasite Holdings Inc., Sr. Discount Notes,
                           step bond to yield 11.663% due 4/15/09                           535,000
   440,000      B3*       TeleCorp PCS Inc., Guaranteed Sr. Sub. Notes,
                           10.625% due 7/15/10                                              420,200


                      See Notes to Financial Statements.



    22 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(a)                         SECURITY                            VALUE

------------------------------------------------------------------------------------------------
  Wireless Telecommunications -- 9.1% (continued)
   600,000      B3*       Tritel PCS Inc., Sr. Sub. Notes, 10.375% due 1/15/11 (b) $    561,000
   755,000      CCC+      U.S. Unwired Inc., Guaranteed Sr. Sub. Discount Notes,
                           Series B, step bond to yield 13.486% due 11/1/09             388,825
                          VoiceStream Wireless Corp.:
   320,000      B2*         Sr. Discount Notes, step bond to yield
                             11.876% due 11/15/09                                       255,200
                            Sr. Notes:
   235,000      B2*          11.500% due 9/15/09                                        266,725
   462,074      B2*          10.375% due 11/15/09                                       529,074
-----------------------------------------------------------------------------------------------
                                                                                     17,334,896
-----------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS & NOTES
                          (Cost -- $185,856,731)                                    169,808,627
-----------------------------------------------------------------------------------------------
  CONVERTIBLE CORPORATE BONDS & NOTES -- 3.8%
  Cable/Satellite TV -- 0.3%
   450,000/GBP/ B+        Telewest Communications PLC, 5.250% due 2/19/07 (b)           466,002
-----------------------------------------------------------------------------------------------
  Computer Processing Hardware -- 0.2%
   440,000      B2*       Vitesse Semiconductor Corp., 4.000% due 3/15/05               354,750
-----------------------------------------------------------------------------------------------
  Contract Drilling -- 0.1%
    85,000      B-        Parker Drilling Co., 5.500% due 8/1/04                         77,350
-----------------------------------------------------------------------------------------------
  Electronic Components -- 0.5%
   840,000      BB-       Celestica International, zero coupon due 8/1/20               375,900
   275,000      B         LSI Logic Corp., 4.000% due 2/15/05                           231,344
 1,030,000      Ba3*      Sanmina Corp., zero coupon due 9/12/20                        393,975
-----------------------------------------------------------------------------------------------
                                                                                      1,001,219
-----------------------------------------------------------------------------------------------
  Electronic Production Equipment -- 0.3%
   765,000      B         Amkor Technologies Inc., 5.000% due 3/15/07                   614,869
-----------------------------------------------------------------------------------------------
  Internet Software/Services -- 0.1%
   355,000      CCC+      Exodus Communications Inc., 4.750% due 7/15/08                198,356
-----------------------------------------------------------------------------------------------
  Medical Specialties -- 0.4%
   875,000      B2*       DaVita, Inc., 7.000% due 5/15/09                              797,344
-----------------------------------------------------------------------------------------------
  Semiconductors -- 0.2%
   385,000      B+        Cypress Semiconductor Corp., 3.750% due 7/1/05                331,581
-----------------------------------------------------------------------------------------------
  Specialty Telecommunications -- 1.5%
                          COLT Telecom Group PLC:
 1,050,000/EUR/ B+          2.000% due 4/3/07                                           674,648
   500,000/EUR/ B+          2.000% due 4/3/07 (b)                                       316,568
   810,000      CCC+      Level 3 Communications, 6.000% due 3/15/10                    284,512
   575,000      B-        NTL Inc., 5.750% due 12/15/09                                 334,219


                      See Notes to Financial Statements.



    23 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY HIGH INCOME PORTFOLIO

  FACE
 AMOUNT+  RATING(a)               SECURITY                 VALUE

--------------------------------------------------------------------
   Specialty Telecommunications -- 1.5% (continued)
                    Versatel Telecom International N.V.:
1,250,000 B-          4.000% due 12/17/04 (b)            $  426,678
2,575,000 B-          4.000% due 3/30/05 (b)                881,924
-------------------------------------------------------------------
                                                          2,918,549
-------------------------------------------------------------------
   Telecommunications Equipment -- 0.2%
  770,000 B-        At Home Corp., 4.750% due 12/15/06      358,050
-------------------------------------------------------------------
                    TOTAL CONVERTIBLE CORPORATE
                    BONDS & NOTES (Cost -- $7,611,752)    7,118,070
-------------------------------------------------------------------

COMMON STOCK (d) -- 0.2%
Food Distributors -- 0.1%
   23,465 Aurora Foods Inc.                                               116,386
----------------------------------------------------------------------------------
Containers/Packaging -- 0.0%
      103 SF Holdings Group Inc., Class C Shares (b)                            3
----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.1%
   14,858 McLeodUSA, Inc., Class A Shares                                 131,493
   14,121 Tele1 Europe Holding AB                                          52,248
----------------------------------------------------------------------------------
                                                                          183,741
----------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $139,054)                                              300,130
----------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
Major Telecommunications -- 0.2%
      400 Broadwing Communications Inc., 12.500%, Series B,
           Cumulative Junior Exchangeable                                 405,000
----------------------------------------------------------------------------------
Specialty Telecommunications -- 0.5%
    7,220 Global Crossing Holdings Ltd., 6.750%, Cumulative Convertible 1,047,803
----------------------------------------------------------------------------------
Wireless Telecommunications -- 0.2%
    7,000 Crown Castle International Corp., 6.250%, Convertible           298,375
      250 Dobson Communications Corp., 13.000%, Sr. Exchangeable           23,688
----------------------------------------------------------------------------------
                                                                          322,063
----------------------------------------------------------------------------------
          TOTAL PREFERRED STOCK
          (Cost -- $1,754,413)                                          1,774,866
----------------------------------------------------------------------------------

WARRANTS                            SECURITY                              VALUE

-----------------------------------------------------------------------------------
WARRANTS (d) -- 0.0%
Broadcasting -- 0.0%
    1,075 Australis Holdings Ltd., Expire 10/30/01 (b)                          0
    1,950 UIH Australia/Pacific Inc., Expire 5/15/06                          488
----------------------------------------------------------------------------------
                                                                              488
----------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    24 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      SMITH BARNEY HIGH INCOME PORTFOLIO

  WARRANTS                                 SECURITY                                  VALUE

---------------------------------------------------------------------------------------------------
Cable/Satellite -- 0.0%
         250  Cable Satisfaction International, Expire 3/1/05                     $          3
--------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
         435  Merrill Corp., Expire 5/1/09                                                  44
--------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
       1,545  WAM!NET Inc., Expire 3/1/05 (b)                                               15
         430  Znet Internet Services, Expire 7/1/09 (b)                                     64
--------------------------------------------------------------------------------------------------
                                                                                            79
--------------------------------------------------------------------------------------------------
  Specialty Telecommunications -- 0.0%
         695  GT Group Telecom Inc., Expire 2/1/10 (b)                                  19,112
        165// Jazztel PLC, Expire 7/15/10 (b)                                                0
         700  RSL Communications Ltd., Expire 11/15/06                                     175
--------------------------------------------------------------------------------------------------
                                                                                        19,287
--------------------------------------------------------------------------------------------------
  Wireless Communications -- 0.0%
         925  Iridium World Communications Ltd., Expire 7/15/05 (b)                          9
--------------------------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $231,665)                                                        19,910
--------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                  SECURITY                                  VALUE

---------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENT -- 5.7%
 $10,822,000  Goldman Sachs & Co., 4.460% due 5/1/01; Proceeds at maturity --
               $10,823,341; (Fully collateralized by U.S. Treasury Bills, Notes &
               Bonds, 0.000% to 15.750%, 5/3/01 to 2/15/31; Market value --
               $11,038,444) (Cost -- $10,822,000)                                   10,822,000
--------------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100%
              (Cost -- $206,415,615**)                                            $189,843,603
--------------------------------------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security has been issued with attached warrants.
(d) Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:

  CAD  -- Canadian Dollar
  EUR   -- Euro
  GBP   -- British Pound

  See pages 57 and 58 for definitions of ratings.

                      See Notes to Financial Statements.


    25 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                    SECURITY                           VALUE

----------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECTOR -- 21.1%
  U.S. Treasury Obligations -- 13.9%
                     U.S. Treasury Bonds:
$2,815,000             5.750% due 11/15/05                                  $ 2,913,525
 8,050,000             6.500% due 2/15/10                                     8,673,312
 5,865,000             5.750% due 8/15/10                                     6,014,323
   680,000             5.000% due 2/15/11                                       663,000
---------------------------------------------------------------------------------------
                                                                             18,264,160
---------------------------------------------------------------------------------------
  U.S. Government Agencies -- 7.2%
                     Federal National Mortgage Association (FNMA):
   262,089             7.500% 1/1/30 - 7/1/30                                   267,687
 2,948,140             8.000% due 11/1/29 - 3/1/31                            3,049,475
                     Government National Mortgage Association (GNMA):
   547,436             8.000% due 12/15/22 - 12/15/26                           565,654
 4,128,149             7.000% due 4/15/26 - 5/15/28                           4,176,930
 1,450,322             6.500% due 8/15/27 - 7/15/29                           1,438,981
---------------------------------------------------------------------------------------
                                                                              9,498,727
---------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $27,620,890)                                   27,762,887
---------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING(a)                        SECURITY                           VALUE

----------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7%
   781,000 BBB-      Amresco Commercial Mortgage Funding I, Series 1997-C1,
                      Class F, 7.640% due 6/17/29                               780,512
   340,000 BBB       Commercial Mortgage Acceptance Corp., Series 1997-ML1,
                      Class D, 6.975% due 12/15/10                              327,114
   380,000 Aaa*      Countrywide Home Loans, Series 1998-3, Class A5,
                      6.750% due 4/25/28                                        374,181
                     Credit Suisse First Boston Mortgage Securities Corp.,
                      Series 2001-CF2:
    95,000 BBB+         Class E, 7.287% due 1/15/11                              94,377
   105,000 BBB-         Class G, 6.930% due 1/15/11                              98,536
   105,000 NR        GE Capital Commercial Mortgage Corp., Series 2001-1,
                      Class G, 7.040% due 4/15/11                                99,045
   405,000 BBB       GGP Ala Moana, Series 1999-C1, Class E,
                      6.428% due 9/10/04 (b)                                    404,101
    85,000 BBB       GGP Homart, Series 1999-C1, Class G,
                      6.678% due 6/10/03 (b)                                     85,284
                     GGP Ivanhoe, Series 1999-C1:
   176,000 BBB         Class F, 6.678% due 10/10/04 (b)                         176,000
   105,000 BBB-        Class G, 7.428% due 10/10/04 (b)                         105,000


                      See Notes to Financial Statements.



    26 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                              VALUE

-----------------------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.7% (continued)
                     Merrill Lynch Mortgage Investors Inc.:
$  225,000 BBB-        Series 1996-C2, Class E, 6.960% due 11/21/28                 $  210,514
    14,000 BBB         Series 1998-C2, Class D, 6.916% due 2/15/30                      13,734
   150,327 AAA       PNC Mortgage Securities Corp., Series 1997-6,
                      Class A2, 6.600% due 7/25/27                                     151,631
    88,334 Aaa*      Rural Housing Trust, Series 1987-1, Class D, 6.330% due 4/1/26     89,461
   520,000 BBB+**    Starwood Asset Receivables Trust, Series 2000-1,
                      Class E, 7.256% due 1/25/05 (b)                                  525,252
----------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                     (Cost -- $3,454,829)                                            3,534,742
----------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 1.4%
                     Conseco Finance Securitizations Corp., Series 2000-4:
 1,485,000 AAA         Class A6, 8.310% due 5/1/32                                   1,574,546
   220,000 A           Class M2, 8.200% due 9/1/32                                     218,716
----------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $1,704,535)                                            1,793,262
----------------------------------------------------------------------------------------------
 HIGH-YIELD SECTOR -- 52.2%
----------------------------------------------------------------------------------------------
 CORPORATE BONDS & NOTES -- 49.9%
 Advertising -- 0.5%
   230,000 B-        AOA Holding LLC/AOA Capital Corp., Sr. Notes,
                      10.375% due 6/1/06                                               218,500
   117,111 NR        Big Flower Holdings, Inc., Term Loans, 9.250% due 3/1/10 (b)      112,427
   300,000 B1*       Lamar Media Corp., Sr. Sub. Notes, 9.250% due 8/15/07             307,500
----------------------------------------------------------------------------------------------
                                                                                       638,427
----------------------------------------------------------------------------------------------
 Aerospace/Defense -- 1.3%
   280,000 B-        Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                      8.625% due 10/1/07                                               246,400
                     BE Aerospace Inc., Sr. Sub. Notes:
   260,000 B           8.000% due 3/1/08                                               252,200
   130,000 B           Series B, 9.500% due 11/1/08                                    134,550
   290,000 B-        Decrane Aircraft Holdings Inc., Sr. Sub. Notes,
                      12.000% due 9/30/08 (b)                                          275,500
                     Hexcel Corp.:
    60,000 B           Convertible Sub. Notes, 7.000% due 8/1/03                        54,975
   130,000 B           Sr. Sub. Notes, 9.750% due 1/15/09                              126,100
                     L-3 Communications Corp.:
   100,000 B+          Guaranteed Sr. Sub. Notes, Series B, 8.000% due 8/1/08          100,250
                       Sr. Sub. Notes:
    80,000 B+           8.500% due 5/15/08                                              81,800
    95,000 B+           Series B, 10.375% due 5/1/07                                   101,650


                      See Notes to Financial Statements.



    27 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT   RATING(a)                            SECURITY                              VALUE

----------------------------------------------------------------------------------------------
  Aerospace/Defense -- 1.3% (continued)
                    Sequa Corp., Sr. Notes:
$  90,000 BB          8.875% due 4/1/08 (b)                                        $   91,350
  220,000 BB          9.000% due 8/1/09                                               224,400
---------------------------------------------------------------------------------------------
                                                                                    1,689,175
---------------------------------------------------------------------------------------------
  Agriculture -- 0.3%
  378,464 NR        Premium Standard Farms Inc., Sr. Secured Notes,
                     11.000% due 9/17/03                                              351,972
---------------------------------------------------------------------------------------------
  Airlines -- 1.0%
   70,000 BB-       Air Canada, Sr. Notes, 10.250% due 3/15/11 (b)                     68,600
  700,000 Ba2*      Calair LLC/Calair Capital Corp., Guaranteed Sr. Notes,
                     8.125% due 4/1/08                                                676,375
  280,000 Caa1*     Cathay International Ltd., Sr. Notes, 13.000% due 4/15/08 (b)      80,500
  120,000 BB        Northwest Airlines, Inc., Guaranteed Notes,
                     7.625% due 3/15/05                                               114,600
                    US Airways, Inc., Pass-Through Certificates:
  400,000 BB-         Series 93-A2, 9.625% due 9/1/03                                 403,500
   40,000 BB-         Series 93-A3, 10.375% due 3/1/13                                 39,550
---------------------------------------------------------------------------------------------
                                                                                    1,383,125
---------------------------------------------------------------------------------------------
  Automotive -- 2.6%
  240,000 B-        Aftermarket Technology Corp., Sr. Sub. Notes, Series D,
                     12.000% due 8/1/04                                               226,800
  100,000 B         Collins & Aikman Products Co., Guaranteed Sr. Sub. Notes,
                     11.500% due 4/15/06                                               93,000
   80,000 BBB       Dana Corp., Notes, 6.250% due 3/1/04                               74,500
  150,000 B         Dura Operating Corp., Sr. Sub. Notes, 9.000% due 5/1/09 (b)       140,250
  390,000 B-        Exide Corp., Convertible Sr. Sub. Notes,
                     2.900% due 12/15/05 (b)                                          163,800
  450,000 B-        Federal-Mogul Corp., Notes, 7.750% due 7/1/06                      69,750
                    Hayes Lemmerz International, Inc., Guaranteed Sr. Sub. Notes:
   60,000 B2*         11.000% due 7/15/06                                              54,900
  340,000 B2*         Series B, 9.125% due 7/15/07                                    282,200
                    Lear Corp.:
                      Guaranteed Sr. Notes, Series B:
  120,000 BB-          7.960% due 5/15/05                                             120,150
   30,000 BB-          8.110% due 5/15/09                                              29,738
  220,000 BB-         Sub. Notes, 9.500% due 7/15/06                                  230,450
  190,000 B         Motor Coach Industries International, Inc.,
                      Guaranteed Sr. Sub. Notes, 11.250% due 5/1/09                    35,150
  310,000 B         Motors and Gears, Inc., Sr. Notes, Series D,
                     10.750% due 11/15/06                                             308,450
  300,000 BB+       Navistar International Inc., Sr. Sub. Notes, 8.000% due 2/1/08    279,000


                      See Notes to Financial Statements.



    28 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING(a)                           SECURITY                              VALUE

-----------------------------------------------------------------------------------------------
  Automotive -- 2.6% (continued)
$   237,000 B         Oxford Automotive, Inc., Guaranteed Sr. Sub. Notes, Series D,
                       10.125% due 6/15/07                                          $  141,015
     60,000 NR        Safety Components International Inc., Sr. Sub. Notes,
                       10.125% due 7/15/07 (c)                                           6,600
  1,836,446 NR        Transportation Technologies Industries, Inc., Term Loans,
                       8.980% due 3/1/07 (b)                                         1,193,691
----------------------------------------------------------------------------------------------
                                                                                     3,449,444
----------------------------------------------------------------------------------------------
  Broadcasting -- 2.0%
    205,000 B-        ACME Television, LLC/ACME Finance Corp., Sr. Discount Notes,
                       10.875% due 9/30/04                                             190,650
    110,000 B         Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07        85,800
     75,800 NR        AM/FM Operating Inc., Sr. Sub. Exchange Debentures,
                       12.625% due 10/31/06                                             83,949
     40,000 Ca*       Central European Media Enterprises Ltd., Sr. Notes,
                       9.375% due 8/15/04                                               12,200
    155,000 B-        Citadel Broadcasting Co., Sr. Sub. Notes, 10.250% due 7/1/07     165,850
     90,000 B+        Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                  92,475
     70,000 B-        Emmis Escrow Corp., Sr. Discount Notes, step bond to yield
                       12.018% due 3/15/11 (b)                                          39,900
                      Fox Family Worldwide Inc.:
    130,000 B1*         Sr. Discount Notes, step bond to yield 12.382% due 11/1/07     112,450
    205,000 B1*         Sr. Notes, 9.250% due 11/1/07                                  207,050
     30,000 BBB-      Fox Sports Networks, LLC, Sr. Notes, 8.875% due 8/15/07           30,900
                      Granite Broadcasting Corp., Sr. Sub. Notes:
    100,000 CCC         9.375% due 12/1/05                                              64,625
     30,000 CCC         8.875% due 5/15/08                                              18,900
    340,000 B-        LIN Holdings Corp., Sr. Discount Notes, step bond to yield
                       11.682% due 3/1/08                                              252,450
     15,000 B2*       LIN Television Corp., Guaranteed Sr. Sub. Notes,
                       8.375% due 3/1/08                                                13,987
    110,000 B-        Paxon Communications, Sr. Sub. Notes,
                       11.625% due 10/1/02 (b)                                         113,025
     50,000 B3*       Pegasus Communications Corp., Sr. Notes,
                       9.750% due 12/1/06 (b)                                           46,250
    195,000 NR        PHI Holdings Inc., Notes, 16.000% due 5/15/01                    193,781
    180,000 B-        Radio One, Inc., Guaranteed Sr. Sub. Notes, Series B,
                       12.000% due 5/15/04                                             191,700
                      Sinclair Broadcast Group, Inc., Guaranteed Sr. Sub. Notes:
     50,000 B           9.000% due 7/15/07                                              46,625
    130,000 B           8.750% due 12/15/07                                            120,250
     70,000 CCC+      Sirius Satellite Radio Inc., Sr. Secured Notes,
                       14.500% due 5/15/09                                              37,800
    200,000 B+        TV Azteca S.A., Guaranteed Sr. Notes, 10.500% due 2/15/07        187,500


                      See Notes to Financial Statements.



    29 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                            VALUE

-------------------------------------------------------------------------------------------
  Broadcasting -- 2.0% (continued)
$  100,000 CCC+      XM Satellite Radio Inc., Sr. Secured Notes,
                      14.000% due 3/15/10                                       $   57,000
   220,000 B         Young Broadcasting Inc., Sr. Sub. Notes,
                      10.000% due 3/1/11 (b)                                       213,400
------------------------------------------------------------------------------------------
                                                                                 2,578,517
------------------------------------------------------------------------------------------
  Building/Construction -- 2.0%
   280,000 B-        Albecca Inc., Sr. Sub. Notes, 10.750% due 8/15/08             277,200
   320,000 BB+       American Standard Inc., Guaranteed Sr. Notes,
                      7.625% due 2/15/10                                           318,400
    50,000 B-        Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.500% due 5/1/09                                            39,500
    60,000 B+        Building Materials Corp. of America, Guaranteed Sr. Notes,
                      8.000% due 12/1/08                                            32,700
   210,000 B-        Dayton Superior Corp., Guaranteed Sr. Sub. Notes,
                      13.000% due 6/15/09                                          217,350
                     Del Webb Corp., Sr. Sub. Debentures:
    60,000 B2*         9.750% due 1/15/08                                           58,200
    90,000 B2*         9.375% due 5/1/09                                            85,725
    30,000 B2*         10.250% due 2/15/10                                          29,700
   140,000 Ba1*      D.R. Horton, Inc., Guaranteed Sr. Notes, 8.000% due 2/1/09    139,300
   170,000 BB-       KB Home, Sr. Sub. Notes, 9.500% due 2/15/11                   170,425
                     Lennar Corp., Sr. Notes:
    60,000 BB+         7.625% due 3/1/09                                            57,075
   300,000 BB+         9.950% due 5/1/10                                           331,500
    20,000 BB        M.D.C. Holdings, Inc., Sr. Notes, 8.375% due 2/1/08            20,500
    70,000 B         NCI Building Systems Inc., Series B, Sr. Sub. Notes,
                      9.250% due 5/1/09                                             64,050
    70,000 B+        Nortek Inc., Sr. Notes, Series B, 8.875% due 8/1/08            67,200
                     Owens Corning:
    40,000 Ca*         Debentures, 7.500% due 8/1/18 (c)                            10,800
    60,000 Ca*         Notes, 7.000% due 3/15/09 (c)                                16,200
                     Ryland Group, Inc.:
    10,000 BB          Sr. Notes, 9.750% due 9/1/10                                 10,550
   170,000 B+          Sr. Sub. Notes, 8.250% due 4/1/08                           160,650
   140,000 BB        Standard Pacific Corp., Sr. Notes, 9.500% due 9/15/10         139,300
                     Terex Corp.:
    40,000 B           Guaranteed Sr. Sub. Notes, 8.875% due 4/1/08                 38,000
    30,000 B           Sr. Sub. Notes, 10.375% due 4/1/11 (b)                       30,750
   270,000 BB+       Toll Corp., Guaranteed Sr. Sub. Notes, 8.250% due 2/1/11      268,650
   150,000 C         Washington Group International, Inc., Guaranteed Notes,
                      11.000% due 7/1/10 (b)(c)                                     15,750
------------------------------------------------------------------------------------------
                                                                                 2,599,475
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    30 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                            VALUE

------------------------------------------------------------------------------------------
  Business Services -- 0.5%
                     Iron Mountain Inc.:
$   50,000 B           Guaranteed Sr. Notes, 8.125% due 5/15/08                  $ 49,875
   305,000 B           Guaranteed Sr. Sub. Notes, 8.750% due 9/30/09              311,863
    40,000 B           Sr. Sub. Notes, 8.250% due 7/1/11                           39,900
    30,000 B-        Outsourcing Solutions Inc., Sr. Sub. Notes,
                      11.000% due 11/1/06                                          23,550
   150,000 BBB-      Xerox Capital (Europe) PLC, Guaranteed Notes,
                      5.875% due 5/15/04                                          104,625
    90,000 BBB-      Xerox Corp., Notes, 5.500% due 11/15/03                       69,300
    10,000 BBB-      Xerox Credit Corp., Notes, 6.100% due 12/16/03                 7,600
-----------------------------------------------------------------------------------------
                                                                                  606,713
-----------------------------------------------------------------------------------------
  Cable -- 3.1%
                     Adelphia Communications Corp., Sr. Notes:
    40,000 B+          7.875% due 5/1/09                                           36,400
    10,000 B+          9.375% due 11/15/09                                          9,900
   370,000 B+          10.875% due 10/1/10                                        392,200
   300,000 B+          Series B, 9.875% due 3/1/07                                300,000
    60,000 B-        Allbritton Communications Co., Sr. Sub. Notes,
                      8.875% due 2/1/08                                            59,250
                     British Sky Broadcasting Group PLC:
   190,000 BB+         Guaranteed Notes, 6.875% due 2/23/09                       174,088
    70,000 BB+         Guaranteed Sr. Notes, 8.200% due 7/15/09                    69,300
                     Charter Communications Holdings LLC/Charter
                       Communications Holdings Capital Corp.:
                        Sr. Discount Notes:
   200,000 B+            Step bond to yield 13.698% due 1/15/10                   131,000
    60,000 B+            Step bond to yield 11.815% due 4/1/11                     43,050
                        Sr. Notes:
    60,000 B+            8.250% due 4/1/07                                         58,350
   400,000 B+            8.625% due 4/1/09                                        391,000
    50,000 B+            10.000% due 4/1/09                                        52,875
   170,000 B+            11.125% due 1/15/11 (b)                                  184,663
    10,000 B         Comcast UK Cable Partners Ltd., Sr. Discount Debentures,
                      11.200% due 11/15/07                                          8,450
                     CSC Holdings Inc., Sr. Sub. Debentures:
    25,000 BB-         9.875% due 2/15/13                                          26,688
   250,000 BB-         10.500% due 5/15/16                                        281,875
   235,000 B         Diamond Cable Communications PLC, Sr. Discount Notes,
                      step bond to yield 13.027% due 2/15/07                      170,375
   160,000 BB-       FLAG Ltd., Sr. Notes, 8.250% due 1/30/08                     146,400
   115,000 B3*       Golden Sky Systems Inc., Sr. Sub. Notes, 12.375% due 8/1/06  116,725


                      See Notes to Financial Statements.



    31 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                           SECURITY                             VALUE

---------------------------------------------------------------------------------------------
  Cable -- 3.1% (continued)
$   15,000 NR        KNOLOGY Holdings, Inc., Sr. Discount Notes,
                      step bond to yield 31.320% due 10/15/07 (b)                 $    3,525
    90,000 B+        Mediacom LLC/Mediacom Capital Corp., Sr. Notes,
                      9.500% due 1/15/13 (b)                                          88,200
                     NTL Communications Corp., Sr. Notes, Series B:
   340,000 B           11.500% due 10/1/08                                           289,000
   170,000 B           11.875% due 10/1/10                                           145,350
                     NTL Inc., Sr. Deferred Coupon Notes:
   210,000 B           Series A, 12.750% due 4/15/05                                 192,150
   120,000 B           Series B, 11.500% due 2/1/06                                  102,000
    80,000 CCC+      ONO Finance PLC, Guaranteed Sr. Notes, 13.000% due 5/1/09        64,400
    80,000 B3*       Pegasus Media & Communications Inc., Notes,
                      12.500% due 7/1/05                                              81,600
                     Rogers Cablesystems Ltd.:
    50,000 Ba2*        Debentures, 10.125% due 9/1/12                                 53,125
    20,000 Ba2*        Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15            22,700
   110,000 D         Supercanal Holdings S.A., Sr. Notes, 11.500% due 5/15/05 (c)     16,775
                     Telewest Communications PLC:
    20,000 B           Debentures, 9.625% due 10/1/06                                 18,400
                       Sr. Discount Notes:
    60,000 B            Step bond to yield 15.298% due 4/15/09                        34,050
   230,000 B            Step bond to yield 11.631% due 2/1/10                        130,525
                       Sr. Notes:
    60,000 B            11.250% due 11/1/08                                           60,000
    90,000 B            9.875% due 2/1/10                                             82,575
   150,000 B         Telewest Finance (Jersey) Ltd., Convertible Sr. Notes,
                      6.000% due 7/7/05 (b)                                          121,442
--------------------------------------------------------------------------------------------
                                                                                   4,158,406
--------------------------------------------------------------------------------------------
  Chemicals -- 1.8%
   190,000 Ca*       Borden Chemicals & Plastics LP, Notes, 9.500% due 5/1/05 (c)     33,250
    90,000 B-        GEO Specialty Chemicals, Inc., Sr. Sub. Notes,
                      10.125% due 8/1/08 (b)                                          79,650
    20,000 BB-       Georgia Gulf Corp., Guaranteed Sr. Sub. Notes,
                      10.375% due 11/1/07                                             21,200
   130,000 Ba2*      Hercules Inc., Guaranteed Sr. Notes,
                      11.125% due 11/15/07 (b)                                       131,950
   100,000 B         Huntsman Corp., Sr. Sub. Notes, 9.454% due 7/1/07 (b)(d)         68,500
   650,000 B         Huntsman ICI Chemicals LLC, Guaranteed Sr. Sub. Notes,
                      10.125% due 7/1/09                                             666,250
   110,000 BB-       ISP Holdings Inc., Sr. Notes, 9.750% due 2/15/06                107,800


                      See Notes to Financial Statements.



    32 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT      RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------------
  Chemicals -- 1.8% (continued)
                           Lyondell Chemical Co.:
$   340,000      BB          Debentures, 9.800% due 2/1/20                               $  332,350
    406,000      BB          Sr. Notes, Series A, 9.625% due 5/1/07                         421,225
    510,000      Ca*       PCI Chemicals, Sr. Secured Notes, 9.250% due 10/15/07 (c)        188,700
     70,000      B         PMD Group, Inc., Guaranteed Sr. Sub. Notes,
                            11.000% due 2/28/11 (b)                                          72,450
                           Polymer Group Inc., Sr. Sub. Notes:
    120,000      B-          9.000% due 7/1/07                                               47,400
     90,000      B-          8.750% due 3/1/08                                               33,750
     90,000      B+        Scotts Co., Guaranteed Sr. Sub. Notes, 8.625% due 1/15/09         92,137
                           Sterling Chemicals Holdings, Inc.:
    105,000      Ca*         Sr. Secured Discount Notes, step bond to yield
                              22.445% due 8/15/08                                               525
     20,000      B3*         Sr. Secured Notes, Series B, 12.375% due 7/15/06                15,900
    215,000      Caa3*       Sr. Sub. Notes, Series A, 11.250% due 4/1/07                    44,075
---------------------------------------------------------------------------------------------------
                                                                                          2,357,112
---------------------------------------------------------------------------------------------------
  Consumer Products & Services -- 1.4%
    310,000      B         Coinmach Corp., Sr. Notes, 11.750% due 11/15/05                  318,525
                           Derby Cycle Corp./Lyon Investments B.V., Sr. Notes:
    240,000/DEM/ C*          9.375% due 5/15/08                                              28,111
    210,000      C*          10.000% due 5/15/08                                             59,850
    130,000      B+        Elizabeth Arden, Inc., Sr. Secured Notes, Series B,
                            11.750% due 2/1/11                                              137,475
     40,000      B         French Fragrances, Inc., Guaranteed Sr. Notes, Series D,
                            10.375% due 5/15/07                                              40,100
    230,000      CCC       Home Interiors & Gifts Inc., Sr. Sub. Notes,
                            10.125% due 6/1/08                                               88,550
    220,000      B         Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10                225,500
                           Playtex Products, Inc.:
     30,000      B+          Guaranteed Sr. Notes, Series B, 8.875% due 7/15/04              30,150
    340,000      B           Sr. Sub. Notes, 9.000% due 12/15/03                            343,400
    150,000      CCC       Revlon Consumer Products Corp., Sr. Sub. Notes,
                            8.625% due 2/1/08                                                70,500
    180,000      B+        Royster-Clark, Inc., First Mortgage Notes, 10.250% due 4/1/09    152,100
    165,000      B2*       Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07          167,062
                           Service Corp. International:
     30,000      BB-         Debentures, 7.875% due 2/1/13                                   19,050
                             Notes:
    140,000      BB-          6.000% due 12/15/05                                            97,300
     20,000      BB-          7.700% due 4/15/09                                             13,900
---------------------------------------------------------------------------------------------------
                                                                                          1,791,573
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    33 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                              VALUE

----------------------------------------------------------------------------------------------
  Electronics -- 0.3%
$  170,000 BB-       Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/03            $163,200
                     Flextronics International Ltd., Sr. Sub. Notes:
   150,000 BB-         9.875% due 7/1/10                                              150,000
    70,000 BB-         Series B, 8.750% due 10/15/07                                   67,550
    20,000 B1*       Moog Inc., Sr. Sub. Notes, 10.000% due 5/1/06                     20,500
    80,000 B         SCG Holding Corp./Semiconductor Components Industries, LLC,
                      Guaranteed Sr. Sub. Notes, 12.000% due 8/1/09                    57,200
---------------------------------------------------------------------------------------------
                                                                                      458,450
---------------------------------------------------------------------------------------------
  Energy -- 3.6%
    50,000 BB-       AES China Generating Co., Ltd., Notes,
                      10.125% due 12/15/06                                             36,875
                     Belco Oil & Gas Corp.:
   280,000 B1*         Guaranteed Sr. Sub. Notes, Series B, 10.500% due 4/1/06        284,200
    80,000 B1*         Sr. Sub. Notes, Series B, 8.875% due 9/15/07                    79,600
    30,000 B+        Chesapeake Energy Corp., Guaranteed Sr. Notes, Series B,
                      9.625% due 5/1/05                                                32,887
   655,000 BB        CMS Energy Corp., Sr. Notes, 8.125% due 5/15/02                  661,550
    10,000 B+        Giant Industries, Inc., Guaranteed Sr. Sub. Notes,
                      9.000% due 9/1/07                                                 9,463
    80,000 BB        Grant Prideco, Inc., Sr. Notes, 9.625% due 12/1/07 (b)            84,800
    50,000 BBB-      Gulf Canada Resources Ltd., Sr. Sub. Debentures,
                      9.625% due 7/1/05                                                52,250
   160,000 B+        HS Resources, Inc., Guaranteed Sr. Sub. Notes,
                      9.250% due 11/15/06                                             168,000
    30,000 B         Key Energy Services, Inc., Sr. Notes, 8.375% due 3/1/08 (b)       31,125
   110,000 BB-       Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                      Guaranteed Sr. Sub. Notes, Series B,10.375% due 6/1/09          117,837
    92,371 NR        Luannan Energy, Secured Notes, 12.500% due 12/12/02 (e)           46,185
   110,000 BB+       Newfield Exploration Co., Sr. Notes, 7.625% due 3/1/11           109,450
                     Nuevo Energy Co., Sr. Sub. Notes, Series B:
   300,000 B+          9.500% due 6/1/08                                              301,125
    60,000 B+          9.375% due 10/1/10                                              59,700
                     Ocean Energy, Inc.:
   100,000 BB+         Guaranteed Sr. Sub. Notes, Series B, 8.875% due 7/15/07        106,500
   140,000 BB+         Sr. Notes, Series B, 8.375% due 7/1/08                         147,700
   220,000 B-        Parker Drilling Co., Guaranteed Sr. Sub. Notes, Series D,
                      9.750% due 11/15/06                                             230,450
    90,000 Ba3*      Peabody Energy Co., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                               94,950
   370,000 BB+       Pioneer Natural Resources Co., Guaranteed Sr. Notes,
                      9.625% due 4/1/10                                               405,612
    50,000 BB        Pogo Producing Co., Sr. Sub. Notes, 8.250% due 4/15/11 (b)        51,250


                      See Notes to Financial Statements.



    34 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------
  Energy -- 3.6% (continued)
$   20,000 BB        Port Arthur Finance Corp., Guaranteed Sr. Secured Notes,
                      12.500% due 1/15/09                                          $   19,900
   140,000 BB        Pride International, Inc., Sr. Notes, 9.375% due 5/1/07          148,750
   500,000 A-        R&B Falcon Corp., Guaranteed Sr. Notes,
                      9.500% due 12/15/08                                             581,250
    90,000 BBB+      Sante Fe Synder Corp., Notes, 8.750% due 6/15/07                  95,850
    60,000 Caa1*     Seven Seas Petroleum Inc., Sr. Notes, 12.500% due 5/15/05         23,100
    50,000 B         Stone Energy Corp., Guaranteed Sr. Sub. Notes,
                      8.750% due 9/15/07                                               51,625
   180,000 BB+       Tiverton Power Associates LP/Rumford Power Associates LP,
                      Pass-Through Certificates, 9.000% due 7/15/18 (b)               179,100
   150,000 BB-       Triton Energy Ltd., Sr. Notes, 8.875% due 10/1/07                156,750
   290,000 BB-       Vintage Petroleum Inc., Sr. Sub. Notes, 9.750% due 6/30/09       320,450
    80,000 NR        XCL Ltd., Sr. Secured Discount Notes,
                      13.500% due 5/1/04 (b)(c)(f)                                     24,000
---------------------------------------------------------------------------------------------
                                                                                    4,712,284
---------------------------------------------------------------------------------------------
  Entertainment -- 0.9%
    70,000 CCC-      AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11 (b)     59,150
   150,000 B-        Cinemark USA Inc., Sr. Sub. Notes, 9.625% due 8/1/08             119,250
   110,000 B         Pinnacle Entertainment, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 9.250% due 2/15/07 (b)                                110,550
                     Regal Cinemas, Inc., Term Loans, Tranche B:
   221,747 NR          10.000% due 6/15/06 (d)                                        192,366
   150,335 NR          10.250% due 6/15/06 (d)                                        130,416
                     Six Flags Inc., Sr. Notes:
   390,000 B           9.750% due 6/15/07                                             405,600
   220,000 B           9.500% due 2/1/09 (b)                                          228,800
   293,000 NR        United Artists Theatre Co., Sr. Sub. Notes, Series B,
                      9.750% due 4/15/08 (c)                                            4,029
---------------------------------------------------------------------------------------------
                                                                                    1,250,161
---------------------------------------------------------------------------------------------
  Environmental Services -- 1.0%
   350,000 BB-       Allied Waste Industries, Inc., Debentures, 7.400% due 9/15/35    283,938
                     Allied Waste North America, Inc.:
    30,000 BB-         Guaranteed Sr. Notes, Series B, 7.625% due 1/1/06               29,700
   130,000 BB-         Guaranteed Sr. Secured Notes, 8.875% due 4/1/08 (b)            135,200
   510,000 B+          Guaranteed Sr. Sub. Notes, Series B, 10.000% due 8/1/09        529,763
                     Azurix Corp., Sr. Dollar Notes:
    70,000 BB          10.375% due 2/15/07                                             71,225
    60,000 BB          Series B, 10.750% due 2/15/10                                   61,200
   150,000 BBB       Waste Management, Inc., Guaranteed Sr. Notes,
                      7.375% due 8/1/10                                               150,563
---------------------------------------------------------------------------------------------
                                                                                    1,261,589
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    35 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE

----------------------------------------------------------------------------------------------
  Financial Services -- 2.2%
$  115,000 Caa2*     Aames Financial Corp., Sr. Notes, 9.125% due 11/1/03          $   66,125
   150,000 CCC-      Amresco Inc., Sr. Sub. Notes, Series 97-A,
                      10.000% due 3/15/04                                              81,375
   200,000 B+        Chevy Chase Savings Bank, Sub. Debentures,
                      9.250% due 12/1/05                                              199,000
   110,000 BB        Colonial Capital II, Guaranteed Capital Securities, Series A,
                      8.920% due 1/15/27                                               94,463
   330,000 B-        Conseco Financing Trust III, Guaranteed Capital Securities,
                      8.796% due 4/1/27                                               216,150
   190,000 Caa2*     Delta Financial Corp., Guaranteed Sr. Notes,
                      9.500% due 8/1/04                                                87,400
   130,000 Caa2*     FINOVA Capital Corp., Notes, 7.625% due 9/21/09 (c)              109,362
   750,000 BB+       Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03         743,438
   150,000 Ba3*      Hanvit Bank, Sub. Notes, 11.750% due 3/1/10 (b)                  149,250
    85,000 CC        Imperial Credit Capital Trust I, Guaranteed Notes, Series B,
                      10.250% due 6/15/32                                              51,425
   250,000 B-        Nationwide Credit Inc., Sr. Notes, 10.250% due 1/15/08            87,500
   280,000 B2*       Ocwen Capital Trust I, Guaranteed Capital Securities,
                      10.875% due 8/1/27                                              222,600
    70,000 Ca*       Pioneer Americas Acquisition Corp., Sr. Secured Notes,
                      9.250% due 6/15/07 (c)                                           17,150
    18,444 B-        Polytama International Finance BV, Guaranteed Notes,
                      11.250% due 6/15/07 (c)                                             231
   314,000 D         Reliance Group Holdings, Inc., Sr. Notes,
                      9.000% due 11/15/01 (c)                                          25,905
   145,000 Caa1*     Resource America Inc., Sr. Notes, 12.000% due 8/1/04             138,475
    30,000 Ba2*      Riggs Capital, Trust Preferred Securities,
                      8.625% due 12/31/26 (b)                                          19,725
   430,000 BB+       Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06         464,400
    40,000 BB        Webster Capital Trust I, Capital Securities,
                      9.360% due 1/29/27 (b)                                           35,250
    60,000 Ba3*      Willis Corroon Corp., Guaranteed Sr. Sub. Notes,
                      9.000% due 2/1/09                                                59,100
---------------------------------------------------------------------------------------------
                                                                                    2,868,324
---------------------------------------------------------------------------------------------
  Food & Beverage -- 0.8%
   130,000 B-        Archibald Candy Corp., Guaranteed Sr. Secured Notes,
                      10.250% due 7/1/04                                               69,550
                     Aurora Foods Inc., Sr. Sub. Notes:
   160,000 Caa1*       Series B, 9.875% due 2/15/07                                   144,800
    40,000 Caa1*       Series D, 9.875% due 2/15/07                                    36,200
    30,000 Ca*       Chiquita Brands International, Inc., Sr. Notes,
                      10.250% due 11/1/06 (c)                                          16,650


                      See Notes to Financial Statements.



    36 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                              VALUE

-----------------------------------------------------------------------------------------------
  Food & Beverage -- 0.8% (continued)
                     Constellation Brands Inc.:
$   30,000 B+          Guaranteed Sr. Sub. Notes, 8.500% due 3/1/09                 $   30,413
   130,000 BB          Sr. Notes, 8.000% due 2/15/08 (b)                               133,575
   110,000 B-        Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07             73,150
    10,000 B3*       Eagle Family Foods, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 8.750% due 1/15/08                                       5,850
   250,000 Caa3*     FRD Acquisition Co., Sr. Notes, 12.500% due 7/15/04 (c)            36,250
   130,000 B         Fleming Cos., Inc., Sr. Notes, 10.125% due 4/1/08 (b)             136,175
   140,000 B-        Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09    140,700
   170,000 Caa1*     Rab Enterprises Inc., Sr. Notes, 10.500% due 5/1/05               119,850
    40,000 B         TravelCenters of America Inc., Guaranteed Sr. Sub. Notes,
                      12.750% due 5/1/09                                                40,250
   180,000 C*        Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                      10.250% due 7/1/09 (c)                                            54,900
----------------------------------------------------------------------------------------------
                                                                                     1,038,313
----------------------------------------------------------------------------------------------
  Healthcare -- 2.7%
    80,000 B3*       Alaris Medical Systems Inc., Sr. Sub. Notes,
                      9.750% due 12/1/06                                                54,400
    70,000 B-        Alliance Imaging, Inc., Sr. Sub. Notes,
                      10.375% due 4/15/11 (b)                                           71,400
    60,000 B+        Beverly Enterprises, Inc., Sr. Notes, 9.625% due 4/15/09 (b)       60,750
    70,000 B         Bio-Rad Laboratories, Inc., Sr. Sub. Notes,
                      11.625% due 2/15/07                                               76,475
   130,000 B2*       DaVita Inc., Guaranteed Sr. Sub. Notes,
                      9.250% due 4/15/11 (b)                                           134,875
    80,000 Ba3*      Fresenius Medical Care Capital Trust II, Guaranteed Trust
                      Preferred Securities, 7.875% due 2/1/08                           77,800
    90,000 B3*       Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                      11.250% due 6/15/09                                               34,650
                     HCA - The Healthcare Co.:
    50,000 BB+         Debentures, 8.360% due 4/15/24                                   48,313
                       Notes:
    80,000 BB+          6.910% due 6/15/05                                              79,600
   330,000 BB+          7.000% due 7/1/07                                              322,987
    60,000 BB+          7.250% due 5/20/08                                              59,625
    50,000 BB+          7.690% due 6/15/25                                              46,187
   230,000 BB+          6.630% due 7/15/45                                             233,163
   190,000 BB+       HEALTHSOUTH Corp., Convertible Sub. Debentures,
                      3.250% due 4/1/03                                                175,038
                     ICN Pharmaceuticals, Inc., Sr. Notes:
   180,000 BB          9.250% due 8/15/05                                              184,725
   180,000 BB          8.750% due 11/15/08 (b)                                         181,575
    20,000 BB          9.750% due 11/15/08 (b)                                          20,175


                      See Notes to Financial Statements.



    37 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                              VALUE

-----------------------------------------------------------------------------------------------
   Healthcare -- 2.7% (continued)
$  260,000 NR        Integrated Health Services, Inc., Sr. Sub. Notes,
                      9.500% due 9/15/07 (c)                                        $    3,900
   175,000 B3*       Kinetic Concepts Inc., Sr. Sub. Notes, 9.625% due 11/1/07         164,500
   100,000 CCC       Leiner Health Products Inc., Sr. Sub. Notes,
                      9.625% due 7/1/07                                                  8,250
   100,000 B-        Lifepoint Hospitals Holdings, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 10.750% due 5/15/09                                    112,000
   190,000 B-        Magellan Health Services, Inc., Sr. Sub. Notes, Series A,
                      9.000% due 2/15/08                                               179,075
                     Mariner Post-Acute Network Inc., Sr. Sub. Notes:
   140,000 D           9.500% due 11/1/07 (c)                                            2,100
   310,000 D           Step bond to yield 12.971% due 11/1/07 (c)                        3,100
   110,000 C*        Mediq Inc., Sr. Discount Debentures, step bond to yield
                      22.177% due 6/1/09 (d)                                                11
   140,000 C*        Mediq/PRN Life Support Services, Inc., Guaranteed Sr. Sub.
                      Notes, 11.000% due 6/1/08 (b)(c)                                   2,100
    20,000 BB-       Medpartners Inc., Sr. Sub. Notes, 7.375% due 10/1/06               19,900
   330,000 NR        Multicare Cos. Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (c)         18,150
   140,000 BB+       Omnicare, Inc., Sr. Sub. Notes, 8.125% due 3/15/11 (b)            143,850
   170,000 Ca*       Paracelsus Healthcare Corp., Sr. Sub. Notes,
                      10.000% due 8/15/06 (c)                                           43,350
   120,000 B-        PharMerica, Inc., Guaranteed Sr. Sub. Notes,
                      8.375% due 4/1/08                                                117,600
                     Sun Healthcare Group Inc., Sr. Sub. Notes:
   165,000 NR          9.500% due 7/1/07 (b)(c)                                          2,475
   190,000 NR          9.375% due 5/1/08 (c)                                               950
                     Tenet Healthcare Corp.:
                       Sr. Notes:
    65,000 BB+          8.000% due 1/15/05                                              67,600
   300,000 BB+          Series B, 7.625% due 6/1/08                                    309,000
    40,000 BB+          Series B, 9.250% due 9/1/10                                     45,550
    60,000 BB-         Sr. Sub. Notes, Series B, 8.125% due 12/1/08                     62,550
    70,000 B2*       Total Renal Care Holdings, Inc., Convertible Sub. Notes,
                      7.000% due 5/15/09                                                63,787
                     Triad Hospitals, Inc.:
    20,000 B1*         Guaranteed Sr. Notes, 8.750% due 5/1/09 (b)                      20,500
   330,000 B2*         Guaranteed Sr. Sub. Notes, 11.000% due 5/15/09                  363,825
----------------------------------------------------------------------------------------------
                                                                                     3,615,861
----------------------------------------------------------------------------------------------
   Hotel/Casino -- 4.1%
   100,000 B1*       Anchor Gaming, Guaranteed Sr. Sub. Exchange Notes,
                      9.875% due 10/15/08                                              106,750
   120,000 B         Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09 (b)         129,450


                      See Notes to Financial Statements.



    38 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                             SECURITY                               VALUE

------------------------------------------------------------------------------------------------
  Hotel/Casino -- 4.1% (continued)
$  190,000 B-        Autotote Corp., Guaranteed Sr. Sub. Notes, Series B,
                      12.500% due 8/15/10                                              $176,225
    80,000 B-        Epic Resorts Inc., Sr. Secured Notes, 13.000% due 6/15/05           16,000
   100,000 BB        FelCor Lodging LP, Guaranteed Sr. Notes, 9.500% due 9/15/08        104,750
   281,071 Caa3*     Fitzgeralds Gaming Corp., Sr. Secured Notes,
                      12.250% due 12/15/04 (c)                                          170,400
                     HMH Properties, Inc.:
   620,000 BB          Guaranteed Sr. Notes, Series B, 7.875% due 8/1/08                607,600
    50,000 BB          Sr. Notes, 8.450% due 12/1/08                                     49,875
   400,000 BB+       Harrah's Operating Co., Inc., Guaranteed Sr. Notes,
                      7.500% due 1/15/09                                                393,500
   190,000 B         Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                      11.250% due 5/1/07                                                205,200
    90,000 B+        Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub.
                      Notes, Series B, 8.625% due 5/15/09                                90,675
   160,000 BB+       International Game Technology, Sr. Exchange Notes,
                      8.375% due 5/15/09                                                165,600
   350,000 B         Isle of Capri Black Hawk LLC/ Isle of Capri Black Hawk Capital
                      Corp., First Mortgage Notes, Series B,13.000% due 8/31/04         382,375
   130,000 B         Isle of Capri Casinos Corp., Guaranteed Sr. Sub. Notes,
                      Series B, 8.750% due 4/15/09                                      121,063
    30,000 B+        John Q. Hammons Hotels, Inc., First Mortgage Notes,
                      8.875% due 2/15/04                                                 29,400
   180,000 BB-       Mandalay Resort Group, Sr. Sub. Notes, Series B,
                      10.250% due 8/1/07                                                189,900
   180,000 Ba2*      MeriStar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11 (b)      184,500
                     Mohegan Tribal Gaming Authority:
    60,000 BB-         Sr. Exchange Notes, 8.125% due 1/1/06                             61,500
   170,000 BB-         Sr. Sub. Notes, 8.750% due 1/1/09                                176,375
                     Park Place Entertainment Corp., Sr. Sub. Notes:
    80,000 BB+         9.375% due 2/15/07                                                83,800
   170,000 BB+         8.875% due 9/15/08                                               175,525
    70,000 B-        Penn National Gaming Inc., Sr. Sub. Notes,
                      11.125% due 3/1/08 (b)                                             71,487
   380,000 BBB-      Starwood Hotels & Resorts Worldwide Inc., Notes,
                      6.750% due 11/15/05                                               370,025
                     Station Casinos, Inc.:
   100,000 BB-         Sr. Notes, 8.375% due 2/15/08 (b)                                101,250
    60,000 B+          Sr. Sub. Notes, 9.875% due 7/1/10                                 62,625
   370,000 B-        Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                      First Mortgage Notes, 11.250% due 5/1/06                          244,200


                      See Notes to Financial Statements.


    39 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE

------------------------------------------------------------------------------------------------
  Hotel/Casino -- 4.1% (continued)
                     Trump's Castle Funding, Inc.:
$  680,000 Caa1*       Mortgage Notes, 11.750% due 11/15/03                          $  550,800
   230,000 NR          Notes, 10.250% due 4/30/03 (b)                                   232,875
   140,000 B-        Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
                      Guaranteed Mortgage Notes, 12.250% due 11/15/04                   149,800
-----------------------------------------------------------------------------------------------
                                                                                      5,403,525
-----------------------------------------------------------------------------------------------
  Industrial Goods & Services -- 0.7%
   260,000 B-        Better Minerals & Aggregates Co., Guaranteed Sr. Sub. Notes,
                      13.000% due 9/15/09                                               218,400
   270,000 B         Flowserve Corp., Guaranteed Sr. Sub. Notes,
                      12.250% due 8/15/10                                               293,625
   235,000 B         North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                      11.000% due 6/15/04                                               192,700
   230,000 B+        Owens-Illinois Inc., Sr. Notes, 8.100% due 5/15/07                 189,750
-----------------------------------------------------------------------------------------------
                                                                                        894,475
-----------------------------------------------------------------------------------------------
  Manufacturing -- 0.8%
   370,000 B3*       Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09                    201,650
   150,000 B         Dresser Inc., Sr. Sub. Notes, 9.375% due 4/15/11 (b)               153,750
   200,000 B-        Roller Bearing Co., Inc., Sr. Sub. Notes, 9.625% due 6/15/07       181,250
   370,000 CCC+      Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08               297,850
   250,000 B-        Tekni-Plex, Inc., Sr. Sub. Notes, Series B, 12.750% due 6/15/10    206,250
    70,000 B-        Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 11.625% due 10/15/09                                     27,650
-----------------------------------------------------------------------------------------------
                                                                                      1,068,400
-----------------------------------------------------------------------------------------------
  Metals/Mining -- 0.7%
   360,000 BB        AK Steel Corp., Sr. Notes, 7.875% due 2/15/09                      344,700
   128,550 CCC       Anker Coal Group Inc., Sr. Secured Notes,
                      14.250% due 9/1/07                                                 55,919
    60,000 Caa3*     Continental Global Group Inc., Sr. Notes,
                      11.000% due 4/1/07                                                 25,500
                     Kaiser Aluminum & Chemical Corp.:
    20,000 CCC+        Sr. Notes, Series B, 10.875% due 10/15/06                         19,450
   230,000 CCC+        Sr. Sub. Notes, 12.750% due 2/1/03                               210,450
    30,000 Ca*       The LTV Corp., Guaranteed Sr. Exchange Notes,
                      11.750% due 11/15/09 (c)                                            1,950
    30,000 B+        Murrin Murrin Holdings Property Ltd., Sr. Secured Notes,
                      9.375% due 8/31/07                                                 22,950
    90,000 B-        National Steel Corp., First Mortgage Bonds, Series D,
                      9.875% due 3/1/09                                                  36,450


                      See Notes to Financial Statements.



    40 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE

--------------------------------------------------------------------------------------------
  Metals/Mining -- 0.7% (continued)
$   70,000 B1*       Oregon Steel Mills, Inc., Guaranteed First Mortgage Notes,
                      11.000% due 6/15/03                                        $   61,075
   110,000 B+        WCI Steel Inc., Sr. Secured Notes, Series B,
                      10.000% due 12/1/04                                            74,250
    20,000 B-        Weirton Steel Corp., Sr. Notes, 10.750% due 6/1/05               7,300
    70,000 Caa3*     Wheeling-Pittsburg Corp., Guaranteed Sr. Notes,
                      9.250% due 11/15/07 (c)                                         3,587
   170,000 B-        WHX Corp., Sr. Notes, 10.500% due 4/15/05                       73,100
-------------------------------------------------------------------------------------------
                                                                                    936,681
-------------------------------------------------------------------------------------------
  Packaging/Containers -- 1.0%
   160,000 B         AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07       152,800
   260,000 B         Four M Corp., Sr. Secured Notes, Series B,
                      12.000% due 6/1/06                                            253,500
                     Gaylord Container Corp.:
                       Sr. Notes, Series B:
   130,000 B-           9.375% due 6/15/07                                           86,450
    10,000 B-           9.750% due 6/15/07                                            6,800
    90,000 B-          Sr. Sub. Notes, Series B, 9.875% due 2/15/08                  28,800
    90,000 B-        Pliant Corp., Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10     63,450
   210,000 BB-       Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03          176,400
                     Stone Container Corp:
    30,000 B           Rating Adjustable Sr. Notes, 12.580% due 8/1/16               31,650
                       Sr. Notes:
   140,000 B            9.250% due 2/1/08 (b)                                       144,900
   380,000 B            9.750% due 2/1/11 (b)                                       395,675
-------------------------------------------------------------------------------------------
                                                                                  1,340,425
-------------------------------------------------------------------------------------------
  Paper/Forestry Products -- 1.0%
                     Abitibi-Consolidated Inc.:
    80,000 BBB-        Debentures, 8.850% due 8/1/30                                 81,900
   190,000 BBB-        Notes, 8.550% due 8/1/10                                     199,263
   235,000 Caa3*     APP China Group Ltd., Sr. Discount Notes,
                      14.000% due 3/15/10 (b)(c)                                     15,863
   300,000 Ca*       APP Finance II Mauritius Ltd., Perpetual Notes,
                      12.000% (b)(c)                                                  9,750
   205,000 B         Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04           110,700
    80,000 BB-       FiberMark, Inc., Sr. Notes, 10.750% due 4/15/11 (b)             81,000
   190,000 Caa3*     Indah Kiat Finance Mauritius Ltd., Sr. Notes,
                      10.000% due 7/1/07 (c)                                         24,225
   190,000 B+        Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09           204,250
   385,000 Caa3*     Pindo Deli Finance Mauritius Ltd., Sr. Notes,
                      10.750% due 10/1/07 (c)                                        35,612


                      See Notes to Financial Statements.


    41 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                           SECURITY                             VALUE

---------------------------------------------------------------------------------------------
  Paper/Forestry Products -- 1.0% (continued)
$  420,000 CCC+      Riverwood International Corp., Sr. Sub. Notes,
                      10.875% due 4/1/08                                          $  405,300
   150,000 BB+       Tembec Industries Inc., Guaranteed Sr. Notes,
                      8.625% due 6/30/09                                             155,250
   220,000 B-        Tjiwi Kimia Finance Mauritius Ltd., Guaranteed Sr. Notes,
                      10.000% due 8/1/04 (c)                                          21,450
--------------------------------------------------------------------------------------------
                                                                                   1,344,563
--------------------------------------------------------------------------------------------
  Publishing -- 0.6%
                     Garden State Newspapers, Inc., Sr. Sub. Notes:
    85,000 B+          8.750% due 10/1/09                                             82,875
   110,000 B+          8.625% due 7/1/11 (b)                                         106,150
    70,000 Ba3*      Hollinger International Publishing Inc., Guaranteed Sr. Sub.
                      Notes, 9.250% due 3/15/07                                       72,450
   120,000 BBB-      News America Inc., Sr. Notes, 6.625% due 1/9/08                 116,250
   200,000 B-        Perry-Judd Inc., Sr. Sub. Notes, 10.625% due 12/15/07           177,000
                     PRIMEDIA Inc., Guaranteed Sr. Notes:
   120,000 BB-         7.625% due 4/1/08                                             112,200
   120,000 BB-         Series B, 8.500% due 2/1/06                                   118,200
                     Von Hoffman Press Inc., Sr. Sub. Notes:
    30,000 B-          10.375% due 5/15/07 (b)                                        27,187
    29,628 NR          13.500% due 5/15/09 (b)                                        23,702
--------------------------------------------------------------------------------------------
                                                                                     836,014
--------------------------------------------------------------------------------------------
  Retail -- 1.8%
   350,000 BBB-      7-Eleven, Inc., Sr. Sub. Second Priority Notes, Series A,
                      4.500% due 6/15/04                                             306,250
   300,000 B         Amazon.com, Inc., Sr. Discount Notes, step bond to yield
                      15.749% due 5/1/08                                             181,500
    70,000 B-        Domino's, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.375% due 1/15/09                                             71,400
   370,000 Baa3*     Kmart Corp., Sr. Notes, 8.375% due 12/1/04                      370,925
    60,000 B+        Mothers Work Inc., Sr. Notes, 12.625% due 8/1/05                 53,100
   100,000 B+        NBTY, Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07         90,500
   490,000 BB+       Saks Inc., Guaranteed Sr. Notes, 8.250% due 11/15/08            443,450
   480,000 BB-       Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09          501,600
                     Tricon Global Restaurants, Inc., Sr. Notes:
   160,000 Ba1*        7.450% due 5/15/05                                            156,000
   160,000 Ba1*        7.650% due 5/15/08                                            152,000
    20,000 Ba1*        8.875% due 4/15/11                                             19,950
--------------------------------------------------------------------------------------------
                                                                                   2,346,675
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    42 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                          SECURITY                           VALUE

-----------------------------------------------------------------------------------------
  Technology -- 0.7%
                     Comdisco, Inc.:
$   50,000 B           Sr. Medium-Term Notes, Series H, 7.250% due 9/20/01      $ 36,250
    80,000 B           Sr. Notes, 7.250% due 9/1/02                               42,800
                     Covad Communications Group, Inc.:
    70,000 CCC         Sr. Discount Notes, Series B, step bond to yield
                        18.820% due 3/15/08                                        3,150
                       Sr. Notes:
   100,000 CCC          12.500% due 2/15/09                                       13,500
     6,000 CCC          Series B, 12.000% due 2/15/10                                720
   440,000 NR        Cybernet Internet Services International, Inc.,
                      Convertible Sr. Discount Notes, step bond to yield
                      15.671% due 8/15/09 (b)                                     15,400
   625,000 NR        DIVA Systems Corp., Sr. Discount Notes, step bond to yield
                      24.854% due 3/1/08                                         103,125
   150,000 NR        Equinix Inc., Sr. Notes, 13.000% due 12/1/07                 96,750
                     Exodus Communications, Inc., Sr. Notes:
    40,000 B           11.250% due 7/1/08                                         31,200
   170,000 B           10.750% due 12/15/09                                      130,050
   230,000 B           11.625% due 7/15/10                                       182,850
   150,000 B         Fairchild Semiconductor Corp., Sr. Sub. Notes,
                      10.125% due 3/15/07                                        147,000
   150,000 B-        Globix Corp., Sr. Notes, 12.500% due 2/1/10                  46,500
    67,376 NR        InterAct Operating Co., Notes, 14.000% due 8/1/03                 7
   140,000 NR        Intira Corp., Sr. Notes, 13.000% due 2/1/10 (b)              39,200
                     PSINet Inc., Sr. Notes:
   110,000 Ca*         11.500% due 11/1/08 (c)                                     7,700
   220,000 Ca*         11.000% due 8/1/09 (c)                                     15,400
    50,000 Ca*         Series B, 10.000% due 2/15/05 (c)                           3,250
    30,000 B+        Seagate Technology Inc., Guaranteed Sr. Sub. Notes,
                      12.500% due 11/15/07 (b)                                    29,412
----------------------------------------------------------------------------------------
                                                                                 944,264
----------------------------------------------------------------------------------------
  Telecommunications -- 7.7%
   200,000 B         360networks Inc., Sr. Notes, 13.000% due 5/1/08              28,000
   100,000 B         Adelphia Business Solutions Inc., Sr. Sub. Notes,
                      12.000% due 11/1/07                                         40,500
    70,000 Caa1*     AirGate PCS, Inc., Sr. Sub. Notes, step bond to yield
                      14.262% due 10/1/09                                         41,650
    40,000 B+        Alaska Communications Systems Holdings, Inc.,
                      Guaranteed Sr. Sub. Notes, 9.375% due 5/15/09               33,000
                     Allegiance Telecom, Inc., Sr. Discount Notes, Series B,
    90,000 B           Sr. Discount Notes, Series B, step bond to yield
                        14.622% due 2/15/08                                       57,150
    70,000 B           Sr. Notes, 12.875% due 5/15/08                             66,150


                      See Notes to Financial Statements.



    43 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                              SECURITY                                VALUE

--------------------------------------------------------------------------------------------------
  Telecommunications -- 7.7% (continued)
$  150,000 B         American Cellular Corp., Sr. Sub. Notes,
                      9.500% due 10/15/09 (b)                                            $146,625
   280,000 B         American Tower Corp., Sr. Notes, 9.375% due 2/1/09 (b)               280,700
    70,000 B3*       Arch Communications, Inc., Sr. Notes, 13.750% due 4/15/08             19,950
    40,000 B+        Asia Global Crossing Ltd., Sr. Notes, 13.375% due 10/15/10            38,200
   160,000 CCC+      Benedek Communications Corp., Sr. Discount Notes,
                      step bond to yield 13.941% due 5/15/06                               95,200
    90,000 NR        Birch Telecom Inc., Sr. Notes, 14.000% due 6/15/08                    54,338
   260,000 NR        Celcaribe S.A., Sr. Notes, 14.500% due 3/15/04                       189,800
   220,000 NR        COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (b)                     36,300
                     Crown Castle International Corp.:
    80,000 B           Sr. Discount Notes, step bond to yield 11.300% due 8/1/11           59,600
   260,000 B           Sr. Notes, 10.750% due 8/1/11                                      278,850
    50,000 B         Dobson Communications Corp., Sr. Notes,
                      10.875% due 7/1/10                                                   51,000
   200,000 B3*       Dobson/Sygnet Communications Co., Sr. Notes,
                      12.250% due 12/15/08                                                203,000
   830,000 B         Echostar Broadband Corp., Sr. Notes, 10.375% due 10/1/07             861,125
    60,000 Ca*       Esprit Telecom Group Inc., Sr. Notes, 11.500% due 12/15/07             1,500
   330,000 NR        FirstWorld Communications, Inc., Sr. Discount Notes,
                      step bond to yield 22.546% due 4/15/08                               45,375
                     Focal Communications Corp.:
    60,000 B-          Sr. Discount Notes, Series B, step bond to yield
                        15.660% due 2/15/08                                                18,600
    45,000 B-          Sr. Notes, Series B, 11.875% due 1/15/10                            22,725
                     Global Crossing Holdings Ltd.:
   140,000 BB          Guaranteed Sr. Notes, 9.500% due 11/15/09                          130,900
    60,000 BB          Sr. Notes, 8.700% due 8/1/07 (b)                                    55,350
   200,000 NR        Horizon PCS, Inc., Guaranteed Sr. Discount Notes,
                      step bond to yield 14.612% due 10/1/10 (b)(f)                        79,000
                     ICG Holdings, Inc.:
    60,000 Ca*         Guaranteed Sr. Discount Notes, step bond to yield
                        13.500% due 9/15/05 (c)                                             3,900
   230,000 Ca*         Guaranteed Sr. Secured Discount Notes, step bond to yield
                        13.408% due 5/1/06 (c)                                             14,950
   440,000 Ca*       ICG Services, Inc., Sr. Exchange Discount Notes, step bond to yield
                      12.771% due 2/15/08 (c)                                              28,600
   310,000 B+        Insight Midwest LP/Insight Capital Inc., Sr. Notes,
                      10.500% due 11/1/10 (b)                                             337,125
   190,000 Caa1*     iPCS, Inc., Sr. Discount Notes, step bond to yield
                      15.489% due 7/15/10                                                  78,850
   110,000 CCC       IWO Holdings, Inc., Sr. Notes, 14.000% due 1/15/11 (b)(f)            101,750
   500,000 CCC+      KMC Telecom Holdings, Inc., Sr. Discount Notes, step bond to yield
                      19.286% due 2/15/08                                                  32,500


                      See Notes to Financial Statements.



    44 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                              SECURITY                                VALUE

--------------------------------------------------------------------------------------------------
  Telecommunications -- 7.7% (continued)
$  140,000 CCC       Leap Wireless International, Inc., Guaranteed Sr. Notes,
                      12.500% due 4/15/10                                                $ 90,300
                     Level 3 Communications, Inc.:
    60,000 B3*         Convertible Sub. Notes, 6.000% due 3/15/10                          21,075
   460,000 B           Sr. Notes, 11.000% due 3/15/08                                     318,550
    80,000 Ca*       Loral Space & Communications Ltd., Guaranteed Sr. Notes,
                      11.250% due 1/15/07                                                  28,400
   360,000 B-        McCaw International, Ltd., Sr. Discount Notes, step bond to yield
                      18.966% due 4/15/07                                                 192,600
                     McLeodUSA Inc., Sr. Notes:
    10,000 B+          11.375% due 1/1/09                                                   8,750
   300,000 B+          8.125% due 2/15/09                                                 231,750
                     Metrocall, Inc., Sr. Sub. Notes:
    40,000 D           10.375% due 10/1/07 (c)                                              1,800
    30,000 D           9.750% due 11/1/07 (c)                                               1,350
    50,000 D           11.000% due 9/15/08 (c)                                              2,250
   300,000 B+        Metromedia Fiber Network, Inc., Sr. Notes,
                      10.000% due 12/15/09                                                195,750
   190,000 B-        Microcell Communications, Sr. Discount Notes, step bond to yield
                      16.720% due 6/1/06                                                  160,550
   240,000 B-        Millicom International Cellular S.A., Sr. Discount Notes, step bond
                      to yield 16.720% due 6/1/06                                         200,400
   130,000 NR        NEON Communications, Inc., Sr. Notes,
                      12.750% due 8/15/08                                                  53,950
                     Nextel Communications, Inc.:
   120,000 B1*         Convertible Sr. Notes, 5.250% due 1/15/10                           76,650
   470,000 B1*         Sr. Notes, 9.500% due 2/1/11 (b)                                   388,925
   130,000 B1*         Sr. Redeemable Discount Notes, step bond to yield
                        14.026% due 9/15/07                                                95,062
   260,000 B1*         Sr. Serial Redeemable Notes, 12.000% due 11/1/08                   246,350
   100,000 B-        Nextel International, Inc., Sr. Notes, 12.750% due 8/1/10             67,250
   160,000 B3*       Nextel Partners, Inc., Sr. Notes, 11.000% due 3/15/10                138,800
    90,000 B-        NTELOS Inc., Sr. Notes, 13.000% due 8/15/10                           64,350
                     Orbital Imaging Corp., Sr. Notes:
   110,000 NR          Series B, 11.625% due 3/1/05 (c)                                    13,750
    20,000 NR          Series D, 11.625% due 3/1/05 (b)(c)                                  2,500
   320,000 B         Pinnacle Holdings Inc., Sr. Discount Notes, step bond to yield
                      12.168% due 3/15/08                                                 195,200
   130,000 Ba2*      Price Communications Wireless Inc., Sr. Secured Notes,
                      9.125% due 12/15/06                                                 134,550
   200,000 B-        Primus Telecom Group, Inc., Sr. Notes,
                      9.875% due 5/15/08                                                   43,000


                      See Notes to Financial Statements.



    45 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                             SECURITY                               VALUE

------------------------------------------------------------------------------------------------
  Telecommunications -- 7.7% (continued)
                     RCN Corp.:
$   60,000 B-          Sr. Discount Notes, Series B, step bond to yield
                        25.528% due 2/15/08                                            $ 11,700
   120,000 B-          Sr. Notes, 10.125% due 1/15/10                                    40,200
   250,000 Ba2*      Rogers Cantel, Inc., Sr. Sub. Notes, 8.800% due 10/1/07            242,500
    10,000 Ba2*      Rogers Communications Inc., Convertible Sr. Debentures,
                      2.000% due 11/26/05                                                 7,475
                     RSL Communications PLC:
                       Guaranteed Sr. Notes:
    70,000 Ca*          9.125% due 3/1/08 (c)                                             1,487
   100,000 Ca*          10.500% due 11/15/08 (c)                                          2,500
   400,000 Ca*         Guaranteed Sr. Dollar Exchange Notes,
                        12.875% due 3/1/10 (c)                                            8,500
   140,000 B-        SBA Communications Corp., Sr. Notes,
                      10.250% due 2/1/09 (b)                                            139,300
                     SpectraSite Holdings, Inc., Sr. Discount Notes:
   160,000 B-          Series B, step bond to yield 15.218% due 3/15/10                  80,000
   160,000 B-          Step bond to yield 14.810% due 4/15/09 (b)                        85,600
    70,000 B-        Tele1 Europe BV, Sr. Notes, 13.000% due 5/15/09                     61,250
   130,000 B-        Telecommunications Techniques Co., LLC, Guaranteed Sr. Sub.
                      Notes, 9.750% due 5/15/08                                          98,150
   210,000 B3*       TeleCorp PCS, Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 7/15/10                                               200,550
    80,000 NR        TeleHub Communications Corp., Sr. Discount Notes, step bond to
                      yield 19.601% due 7/31/05                                               8
    60,000 CCC-      Telex Communications, Inc., Guaranteed Sr. Sub. Notes, Series A,
                      10.500% due 5/1/07                                                 17,025
   300,000 B2*       Time Warner Telecom LLC Inc., Sr. Notes,
                      9.750% due 7/15/08                                                296,250
    45,000 C*        Transtel Pass Through Trust, Trust Certificates,
                      12.500% due 11/1/07 (b)(c)                                          8,662
   180,000 B3*       Triton PCS Holdings, Inc., Sr. Sub. Notes,
                      9.375% due 2/1/11 (b)                                             174,150
   310,000 CCC       UbiquiTel Operating Co., Guaranteed Sr. Sub. Discount Notes, step
                      bond to yield 17.772% due 4/15/10                                 133,300
                     United Pan-Europe Communications NV:
                       Sr. Discount Notes, Series B:
   350,000 B-           Step bond to yield 16.209% due 8/1/09                           119,000
    50,000 B-           Step bond to yield 21.770% due 8/1/09                            17,000
   300,000 B-           Step bond to yield 20.686% due 2/1/10                            99,000
   130,000 B-          Sr. Notes, Series B, 10.875% due 8/1/09                           83,850


                      See Notes to Financial Statements.


    46 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE

-------------------------------------------------------------------------------------------------
  Telecommunications -- 7.7% (continued)
$   10,000 B3*       USA Mobile Communications Holdings, Inc., Sr. Notes,
                      9.500% due 2/1/04                                             $      3,450
   255,000 CCC+      U.S. Unwired Inc., Guaranteed Sr. Discount Notes, Series B,
                      step bond to yield 15.032% due 11/1/09                             131,325
   110,000 B-        VersaTel Telecom International N.V., Sr. Notes,
                      13.250% due 5/15/08                                                 46,750
                     Viasystems, Inc., Sr. Sub. Notes:
   160,000 B-          9.750% due 6/1/07                                                  98,400
   140,000 B-          Series B, 9.750% due 6/1/07                                        86,100
                     Viatel, Inc., Sr. Discount Notes:
    78,000 Ca*         11.500% due 3/15/09 (c)                                             9,750
   990,000 Ca*         Step bond to yield 11.650% due 4/15/08 (c)                         96,525
   850,000 B2*       VoiceStream Wireless Corp./VoiceStream Wireless Holdings,
                       Sr. Notes, 10.375% due 11/15/09                                   973,250
   200,000 Ca*       WebLink Wireless, Inc., Sr. Discount Notes, step bond to yield
                      20.037% due 2/1/08                                                  11,000
                     Williams Communications Group, Inc.,
                       Sr. Redeemable Notes:
    40,000 B+           10.700% due 10/1/07                                               18,200
   140,000 B+           11.700% due 8/1/08                                                66,500
   190,000 B+           10.875% due 10/1/09                                               84,550
   210,000 B+           11.875% due 8/1/10                                                97,650
                     Winstar Communications Inc.:
   333,000 Ca*         Sr. Discount Exchange Notes, step bond to yield
                        23.477% due 4/15/10 (c)                                            2,081
                       Sr. Exchange Notes:
    20,000 Ca*          12.500% due 4/15/08 (c)                                              400
   348,000 Ca*          12.750% due 4/15/10 (c)                                            6,090
   190,000 D         World Access, Inc., Sr. Notes, Series B,
                      13.250% due 1/15/08 (c)                                              4,987
------------------------------------------------------------------------------------------------
                                                                                      10,170,590
------------------------------------------------------------------------------------------------
  Telephone -- 0.5%
   245,000 Caa1*     BTI Telecom Corp., Sr. Notes, 10.500% due 9/15/07                    50,838
   110,000 B+        Call-Net Enterprises, Inc., Sr. Notes, 8.000% due 8/15/08            29,150
                     Hermes Europe Railtel BV, Sr. Notes:
    10,000 CCC+        11.500% due 8/15/07                                                 3,050
    20,000 CCC+        10.375% due 1/15/09                                                 6,100
                     Intermedia Communications Inc.:
                       Sr. Notes, Series B:
   100,000 B            8.500% due 1/15/08                                                93,500
    10,000 B            8.600% due 6/1/08                                                  9,350


                      See Notes to Financial Statements.


    47 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT    RATING(a)                           SECURITY                              VALUE

------------------------------------------------------------------------------------------------
   Telephone -- 0.5% (continued)

$  110,000  B3*         Sr. Sub. Discount Notes, Series B, step bond to yield
                         13.898% due 3/1/09                                        $     73,150
   250,000  CCC+      Madison River Capital, LLC/Madison River Finance Corp.,
                        Sr. Notes, Series B, 13.250% due 3/1/10                         168,750
   215,000  NR        Maxcom Telecomunicaciones S.A. de C.V., Guaranteed Sr.
                       Notes, 13.750% due 4/1/07                                         77,937
   170,000  NR        Startec Global Communications Corp., Sr. Notes,
                       12.000% due 5/15/08                                               16,150
                      XO Communications, Inc.:
                        Sr. Discount Notes:
    20,000  B            Step bond to yield 28.879% due 4/15/08                           6,800
   230,000  B            Step bond to yield 24.763% due 12/1/09                          60,950
                        Sr. Notes:
    50,000  B            9.625% due 10/1/07                                              24,750
    20,000  B            10.750% due 6/1/09                                              10,000
    50,000  B            10.500% due 12/1/09                                             24,250
-----------------------------------------------------------------------------------------------
                                                                                        654,725
-----------------------------------------------------------------------------------------------
   Textiles/Apparel -- 0.8%
    50,000  NR        Carter Holdings, Inc., Sr. Sub. Notes,
                       12.000% due 10/1/08                                               46,500
   130,000  BB-       Guess Jeans Inc., Sr. Sub. Notes, 9.500% due 8/15/03              112,450
    85,000  NR        Kasper ASL Ltd., Sr. Notes, 13.000% due 3/31/04 (c)                18,275
                      Levi Strauss & Co., Notes:
   170,000  BB-         6.800% due 11/1/03                                              158,100
   440,000  BB-         7.000% due 11/1/06                                              379,500
    40,000  BBB-      Tommy Hilfiger U.S.A., Inc., Guaranteed Notes,
                       6.500% due 6/1/03                                                 38,000
   420,000  BB-       WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05             250,950
    15,000  B-        William Carter Co., Sr. Sub. Notes, 10.375% due 12/1/06            15,600
-----------------------------------------------------------------------------------------------
                                                                                      1,019,375
-----------------------------------------------------------------------------------------------
   Transportation -- 0.3%
   100,000  Ba3*      Eletson Holdings Inc., Notes, 9.250% due 11/15/03                 101,000
   150,000  BB-       Kansas City Southern Railway Co., Sr. Notes,
                       9.500% due 10/1/08                                               158,250
    40,000  Ca*       Kitty Hawk Inc., Sr. Secured Notes, 9.950% due 11/15/04 (c)         9,400
   180,000  NR        Pegasus Shipping (Hellas) Ltd., 14.500% due 6/20/08 (c)             6,300
   170,000  B-        RailAmerica Transportation Corp., Guaranteed Sr. Sub. Notes,
                       12.875% due 8/15/10                                              165,750
-----------------------------------------------------------------------------------------------
                                                                                        440,700
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    48 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT   RATING(a)                    SECURITY                        VALUE

--------------------------------------------------------------------------------------
  Utilities -- 1.2%
$  480,000 Ba1*      The AES Corp., Sr. Notes, 9.375% due 9/15/10    $    500,400
   100,000 BB-       BRL Universal Equipment, Sr. Secured Notes,
                      8.875% due 2/15/08 (b)                              102,500
                     Calpine Corp., Sr. Notes:
    30,000 BB+         9.250% due 2/1/04                                   30,037
    80,000 BB+         10.500% due 5/15/06                                 83,400
    20,000 BB+         8.750% due 7/15/07                                  20,200
   130,000 BB+         7.875% due 4/1/08                                  127,400
    10,000 BB+         7.750% due 4/15/09                                   9,588
                     Midland Funding, Sr. Secured Lease Obligations:
   265,000 Ba3*        Series B, 13.250% due 7/23/06                      304,087
    77,313 Baa2*       Series C-94, 10.330% due 7/23/02                    79,053
                     Northeast Utilities, Notes:
    76,266 BBB         8.380% due 3/1/05                                   77,697
    13,253 BBB         8.580% due 12/1/06                                  13,402
   240,000 BB+       York Power Funding, Guaranteed Notes,
                      12.000% due 10/30/07 (b)                            247,200
-------------------------------------------------------------------------------------
                                                                        1,594,964
-------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS & NOTES
                     (Cost -- $80,430,012)                             65,804,297
-------------------------------------------------------------------------------------

CONTRACTS                               SECURITY                        VALUE

--------------------------------------------------------------------------------------
  PURCHASED OPTIONS (g) -- 0.2%
   726,000           GBP/USD Call @ 1.47, Expire 6/1/01                     2,332
         1           JGB 10 Year Call @ 105, Expire 5/31/01               276,739
         2           JGB 10 Year Call @ 137, Expire 5/31/01                37,244
-------------------------------------------------------------------------------------
                     TOTAL PURCHASED OPTIONS
                     (Cost -- $340,912)                                   316,315
-------------------------------------------------------------------------------------

  SHARES                                SECURITY                        VALUE

--------------------------------------------------------------------------------------
  COMMON STOCK (g) -- 0.2%
  Agriculture -- 0.1%
        22           PSF Group Holdings LLC, Class A Shares                35,791
-------------------------------------------------------------------------------------
  Automotive -- 0.0%
     3,211           Safety Components International, Inc.                 35,321
-------------------------------------------------------------------------------------
  Financial Services -- 0.1%
   803,002           ContiFinancial Corp., Units of Interest              117,238
-------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    49 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                               SECURITY                            VALUE

---------------------------------------------------------------------------------------
Food & Beverage -- 0.0%
     2,833   Aurora Foods Inc.                                            $ 14,052
--------------------------------------------------------------------------------------
Retail  -- 0.0%
        25   AmeriKing, Inc.                                                    25
--------------------------------------------------------------------------------------
Telecommunications -- 0.0%
     6,323   Arch Wireless Inc.                                              1,960
    33,576   Celcaribe S.A. (b)                                              4,197
       168   RSL Communications, Ltd., Class A Shares                            2
             Vast Solutions Inc.:
       300     Class B1 Shares                                                 901
       300     Class B2 Shares                                                 901
       300     Class B3 Shares                                                 901
--------------------------------------------------------------------------------------
                                                                             8,862
--------------------------------------------------------------------------------------
Telephone -- 0.0%
       282   MPower Communications Corp.                                       621
--------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $140,187)                                            211,910
--------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.9%
Broadcasting -- 0.5%
     2,340   Citadel Broadcasting Co., 13.250% Exchangeable, Series A (b)  248,696
             Paxson Communications Corp.:
        13     9.750% Junior Convertible (b)                               119,901
        30     13.250% Cumulative Junior Exchangeable                      285,655
--------------------------------------------------------------------------------------
                                                                           654,252
--------------------------------------------------------------------------------------
Cable -- 0.4%
             CSC Holdings Inc.:
     4,532     11.125% Redeemable Exchangeable, Series M                   492,855
         1     11.750% Redeemable Exchangeable, Series H                       110
--------------------------------------------------------------------------------------
                                                                           492,965
--------------------------------------------------------------------------------------
Financial Services -- 0.4%
     5,400   California Federal Preferred Capital Corp.,
              9.125% Noncumulative Exchangeable, Series A                  136,350
     3,500   Chevy Chase Preferred Capital Corp.
              10.375% Noncumulative Exchangeable, Series A                 188,125
     2,500   First Republic Preferred Capital Corp.
              10.500% Noncumulative Exchangeable, Series A                 216,250
--------------------------------------------------------------------------------------
                                                                           540,725
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



    50 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

SHARES                             SECURITY                             VALUE

----------------------------------------------------------------------------------
Food & Beverage -- 0.1%
  1,710   AmeriKing, Inc., 13.000% Sr. Exchangeable                  $      1,710
  3,000   Doane Pet Care Enterprises, Inc., 14.250%,
           Sr. Exchangeable                                                90,000
---------------------------------------------------------------------------------
                                                                           91,710
---------------------------------------------------------------------------------
Metals/Mining -- 0.0%
  7,000   The LTV Corp., 8.250% Cumulative Convertible, Series A (b)        8,750
---------------------------------------------------------------------------------
Technology -- 0.0%
    110   InterAct Electronic Marketing Inc., 14.000% Sr. Cumulative
           Convertible, Series B                                                1
  1,700   PSINet Inc., 7.000% Cumulative Convertible, Series D (b)          1,275
---------------------------------------------------------------------------------
                                                                            1,276
---------------------------------------------------------------------------------
Telecommunications -- 0.4%
          Dobson Communications Corp.:
    175     12.250% Sr. Exchangeable                                      154,000
  2,270     13.000% Sr. Exchangeable                                      215,150
    204   ICG Holdings, Inc., 14.250% Exchangeable                              2
      1   Broadwing Communications Services Inc.,
           12.500% Junior Exchangeable, Series B                            1,013
          Nextel Communications, Inc.:
     20     11.125% Exchangeable, Series E                                  1,385
    130     13.000% Exchangeable, Series D                                 10,042
  2,120   Rural Cellular Corp., 12.500% Exchangeable                      152,110
---------------------------------------------------------------------------------
                                                                          533,702
---------------------------------------------------------------------------------
Telephone -- 0.1%
    221   Intermedia Communications Inc.,
           13.500% Redeemable Exchangeable, Series B                      197,422
          XO Communications, Inc.:
    131     13.500% Sr. Exchangeable, Series E                              2,525
    423     14.000% Sr. Exchangeable Redeemable                             4,970
---------------------------------------------------------------------------------
                                                                          204,917
---------------------------------------------------------------------------------
Utilities -- 0.0%
    601   Public Service Co. of New Hampshire, 10.600%
           Cumulative, Series A                                            12,020
---------------------------------------------------------------------------------
          TOTAL PREFERRED STOCK
          (Cost -- $3,341,898)                                          2,540,317
---------------------------------------------------------------------------------

                      See Notes to Financial Statements.


    51 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   WARRANTS                           SECURITY                         VALUE

  ----------------------------------------------------------------------------
  WARRANTS (g) -- 0.0%
  Broadcasting -- 0.0%
         100   XM Satellite Radio Holdings Inc., Expire 3/15/10        $  338
  ---------------------------------------------------------------------------
  Building/Construction -- 0.0%
         210   Dayton Superior Corp., Expire 6/15/09 (b)                4,226
  ---------------------------------------------------------------------------
  Cable -- 0.0%
         275   UIH Australia/Pacific Inc., Expire 5/15/06                  69
  ---------------------------------------------------------------------------
  Chemicals -- 0.0%
          40   Sterling Chemicals Holdings, Inc., Expire 8/15/08 (b)       40
  ---------------------------------------------------------------------------
  Consumer Products & Services -- 0.0%
         220   Jostens, Inc., Expire 5/1/10                             4,428
  ---------------------------------------------------------------------------
  Food & Beverage -- 0.0%
         750   TravelCenters of America, Inc., Expire 5/1/09 (b)            8
  ---------------------------------------------------------------------------
  Healthcare -- 0.0%
         110   Mediq, Inc., Expire 6/1/09 (b)                               1
  ---------------------------------------------------------------------------
  Hotel/Casino -- 0.0%
         100   Epic Resorts LLC, Expire 6/15/05 (b)                         1
          85   Raintree Resorts International Inc., Expire 12/1/04          1
  ---------------------------------------------------------------------------
                                                                            2
  ---------------------------------------------------------------------------
  Packaging/Containers -- 0.0%
          90   Pliant Corp., Expire 6/1/10 (b)                             90
  ---------------------------------------------------------------------------
  Paper/Forestry Products -- 0.0%
         235   Asia Pulp & Paper Co., Expire 3/15/05 (b)                   23
  ---------------------------------------------------------------------------
  Technology -- 0.0%
       1,697   DIVA Systems Corp., Expire 3/1/08(b)                     5,091
         110   InterAct Electronic Marketing Inc., Expire 12/15/09 (b)      1
         110   InterAct Systems Inc., Expire 8/1/03                         1
       1,080   Rhythms NetConnections Inc., Expire 5/15/08 (b)          1,102
         140   Verado Holdings, Inc., Expire 4/15/08                      455
  ---------------------------------------------------------------------------
                                                                        6,650
  ---------------------------------------------------------------------------
  Telecommunications -- 0.0%
          90   Birch Telecom, Inc., Expire 6/15/08 (b)                    945
          51   CellNet Data Systems, Inc., Expire 10/1/07 (b)              26
         220   COLO.COM, Inc., Expire 3/15/10 (b)                           2
         495   ICG Communications Inc., Expire 10/15/05                     5
         250   KMC Telecom Holdings, Inc., Expire 4/15/08 (b)               3
         215   KNOLOGY Holdings, Inc., Expire 10/22/07 (b)                 27
         140   Leap Wireless International, Inc., Expire 4/15/10 (b)    5,617
         110   Loral Space & Communications Ltd., Expire 1/15/07           14
         125   McCaw International Ltd., Expire 4/15/07                 2,516

                      See Notes to Financial Statements.



    52 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   WARRANTS                                   SECURITY                          VALUE

------------------------------------------------------------------------------------------
   Telecommunications -- 0.0% (continued)
      160                NTELOS Inc., Expire 8/15/10                         $        500
      110                Orbital Imaging Corp., Expire 3/1/05 (b)                       1
       80                TeleHub Communications Corp., Expire 7/31/05 (b)              40
      310                UbiquiTel Inc., Expire 4/15/10 (b)                         3,177
-----------------------------------------------------------------------------------------
                                                                                   12,873
-----------------------------------------------------------------------------------------
   Telephone -- 0.0%
       90                Bestel S.A., Expire 5/15/05                                1,082
      190                iPCS, Inc., Expire 7/15/10 (b)                             3,895
      215                Maxcom Telecomunicaciones S.A. de C.V.,
                          Expire 4/1/07 (b)                                             2
      170                Startec Global Communications Corp., Expire 5/15/08          110
-----------------------------------------------------------------------------------------
                                                                                    5,089
-----------------------------------------------------------------------------------------
   Transportation -- 0.0%
      170                RailAmerica Transportation Corp., Expire 8/15/10           3,485
-----------------------------------------------------------------------------------------
                         TOTAL WARRANTS
                         (Cost -- $177,001)                                        37,322
-----------------------------------------------------------------------------------------
                         TOTAL HIGH-YIELD SECTOR
                         (Cost -- $84,430,010)                                 68,910,161
-----------------------------------------------------------------------------------------
     FACE
   AMOUNT++    RATING(a)                      SECURITY                          VALUE

------------------------------------------------------------------------------------------
   INTERNATIONAL SECTOR -- 18.6%
-----------------------------------------------------------------------------------------
   BONDS+ -- 18.6%
   Argentina -- 1.2%
                         Republic of Argentina:
  755,200/USD/ B+          Debentures, 5.563% due 3/31/05 (d)                     618,320
                           Global Bonds:
  302,000/USD/ B+           11.750% due 4/7/09                                    241,600
  455,000/USD/ B+           11.750% due 6/15/15                                   356,038
  235,000/USD/ B+           9.750% due 9/19/27                                    164,500
  330,000/USD/ B+          Par Bonds, 6.000% due 3/31/23                          206,250
-----------------------------------------------------------------------------------------
                                                                                1,586,708
-----------------------------------------------------------------------------------------
   Australia -- 0.5%
1,035,000      AAA       Government of Australia, Bonds, Series 909,
                          7.500% due 9/15/09                                      600,727
-----------------------------------------------------------------------------------------
   Brazil -- 1.5%
                         Federal Republic of Brazil:
1,939,470/USD/ BB-         Capitalization Bonds, 8.000% due 4/15/14             1,461,876
  540,000/USD/ BB-         Global Bonds, 12.250% due 3/6/30                       467,100
-----------------------------------------------------------------------------------------
                                                                                1,928,976
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    53 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
   AMOUNT++    RATING(a)                        SECURITY                            VALUE

----------------------------------------------------------------------------------------------
  Bulgaria -- 0.5%
                         Republic of Bulgaria:
  255,000/USD/ B2*         Discount Bonds, Series A, 6.313% due 7/28/24 (d)      $    188,381
  615,000/USD/ B+          Interest Reduction Bonds, Series A,
                            3.000% due 7/28/12 (d)                                    465,863
   75,000/USD/ B+          Past Due Interest Bonds, 6.313% due 7/28/11 (d)             55,875
---------------------------------------------------------------------------------------------
                                                                                      710,119
---------------------------------------------------------------------------------------------
  Canada -- 0.8%
                         Government of Canada, Bonds:
  330,000      AAA         5.500% due 6/1/10                                          211,574
  340,000      AAA         6.000% due 6/1/11                                          225,471
  120,000      AAA         Series WB60, 7.250% due 6/1/07                              85,000
  875,000      AAA         Series WL43, 5.750% due 6/1/29                             550,683
---------------------------------------------------------------------------------------------
                                                                                    1,072,728
---------------------------------------------------------------------------------------------
  Colombia -- 0.1%
  200,000/USD/ BB        Republic of Colombia, Global Bonds,
                          11.750% due 2/25/20                                         181,650
---------------------------------------------------------------------------------------------
  France -- 1.3%
1,870,000/EUR/ Aaa*      French Republic, Bonds, 5.500% due 10/25/10                1,697,363
---------------------------------------------------------------------------------------------
  Germany -- 4.8%
                         Federal Republic of Germany, Bonds:
4,850,000/EUR/ AAA         Series 97, 6.000% due 7/4/07                             4,564,908
2,065,000/EUR/ Aaa*        Series 132, 4.125% due 8/27/04                           1,802,641
---------------------------------------------------------------------------------------------
                                                                                    6,367,549
---------------------------------------------------------------------------------------------
  Greece -- 0.8%
1,041,687/EUR/ A         Hellenic Republic, Government Bonds, 6.500% due 1/11/14      983,800
---------------------------------------------------------------------------------------------
  Italy -- 1.1%
                         Republic of Italy:
  720,000/EUR/ AA          Global Bonds, 4.673% due 5/24/02 (d)                       638,035
  970,000/EUR/ NR          Treasury Bonds, 3.250% due 2/1/04                          826,465
---------------------------------------------------------------------------------------------
                                                                                    1,464,500
---------------------------------------------------------------------------------------------
  Mexico -- 1.3%
                         United Mexican States:
                           Global Bonds:
  470,000/USD/ Baa3*        11.375% due 9/15/16                                       551,075
  585,000/USD/ Baa3*        Series XW, 10.375% due 2/17/09                            645,255
  630,000/USD/ Baa3*       Par Bonds, Series W-B, 6.250% due 12/31/19                 549,675
---------------------------------------------------------------------------------------------
                                                                                    1,746,005
---------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.



    54 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
   AMOUNT++    RATING(a)                         SECURITY                             VALUE

------------------------------------------------------------------------------------------------
   Morocco -- 0.1%
  200,000/USD/ NR        Kingdom of Morocco, Loan Participations Notes, Tranche A,
                          zero coupon to yield 7.750% due 1/1/09                   $    176,260
-----------------------------------------------------------------------------------------------
   New Zealand -- 0.5%
1,515,000      AAA       Government of New Zealand, Bonds, Series 709,
                          7.000% due 7/15/09                                            645,384
-----------------------------------------------------------------------------------------------
   Philippines -- 0.3%
                         Republic of the Philippines:
  175,000/USD/ BB+         Global Bonds, 9.875% due 1/15/19                             141,422
  235,000/USD/ BB+         Global Notes, 10.625% due 3/16/25                            196,078
-----------------------------------------------------------------------------------------------
                                                                                        337,500
-----------------------------------------------------------------------------------------------
   Russia -- 1.3%
                         Russian Federation, Euro-Dollar Bonds:
  750,000/USD/ B-          8.250% due 3/31/10 (b)                                       518,138
  505,000/USD/ B-          12.750% due 6/24/28 (b)                                      453,743
1,672,500/USD/ B-          5.000% due 3/31/30 (b)                                       702,701
-----------------------------------------------------------------------------------------------
                                                                                      1,674,582
-----------------------------------------------------------------------------------------------
   United Kingdom -- 2.1%
  200,000      A         Residential Mortgage Securities Trust, Collateralized
                          Mortgage Obligations, Series 8, Class M,
                          6.879% due 5/12/38 (b)                                        284,729
                         United Kingdom Gilt Bonds:
  310,000      AAA         10.000% due 9/8/03                                           491,007
  620,000      AAA         8.500% due 12/7/05                                         1,006,498
  670,000      AAA         Series 85, 9.750% due 8/27/02                              1,020,468
-----------------------------------------------------------------------------------------------
                                                                                      2,802,702
-----------------------------------------------------------------------------------------------
   Venezuela -- 0.4%
                         Republic of Venezuela:
  333,330/USD/ B           Debt Conversion Bonds, Series DL,
                            7.375% due 12/18/07 (d)                                     282,497
  295,000/USD/ B           Global Bonds, 9.250% due 9/15/27                             204,509
-----------------------------------------------------------------------------------------------
                                                                                        487,006
-----------------------------------------------------------------------------------------------
                         TOTAL BONDS
                         (Cost -- $25,411,271)                                       24,463,559
-----------------------------------------------------------------------------------------------
                         TOTAL INTERNATIONAL SECTOR
                         (Cost -- $25,411,271)                                       24,463,559
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    55 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                  VALUE

--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
$5,315,000 J.P. Morgan Chase & Co., 4.630% due 5/1/01; Proceeds at maturity --
            $5,315,684; (Fully collateralized by Federal National Mortgage
            Association Bank Notes, 7.250% due 1/15/10; Market value --
            $5,421,300) (Cost -- $5,315,000)                                   $  5,315,000
-------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $147,936,535***)                                           $131,779,611
-------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and by a double asterisk (**), which are rated by Fitch IBCA, Duff & Phelps.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is in default.
(d) Variable rate security.
(e) Security traded on a when-issued basis (See Note 10).
(f) Security issued with attached warrants.
(g) Non-income producing security.
+ All or a portion of this security has been segregated as collateral for futures contracts.
++  Face amount denominated in local currency unless otherwise indicated.
*** Aggregate cost for Federal income tax purposes is substantially the same.

   Currency abbreviations used in this schedule:
   DEM -- German Mark
   EUR -- Euro
   USD -- United States Dollar
   See pages 57 and 58 for definitions of ratings.

 Options Written (unaudited)                                     April 30, 2001

 Number of                                                      Strike
 Contracts                                           Expiration  Price  Value

 ------------------------------------------------------------------------------
 2         JGB 10 Year (Premiums received -- $4,544) 5/31/01    $141.50 $(810)

 ------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    56 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  --Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on balance, as pre-
CCC, CC   dominantly speculative with respect to capacity to pay interest and repay principal in
and C     accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest pay-
      ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --Bonds rated "A" possess many favorable investment attributes and are to be consid-
      ered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out-
      standing investment characteristics and in fact have speculative characteristics as well.
Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


  57    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Caa      --Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C --Bonds rated "Ca" and "C" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA --Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB --Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate.
      Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB  --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR  --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.


  58    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001


                                                                                       Putnam
                                                                      Smith Barney   Diversified
                                                                       High Income     Income
                                                                        Portfolio     Portfolio

--------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $206,415,615 and
   $147,936,535, respectively)                                        $189,843,603  $131,779,611
  Foreign currency, at value (Cost -- $113,581)                                 --        22,578
  Cash                                                                       2,584       181,712
  Dividends and interest receivable                                      4,662,092     3,013,034
  Receivable for securities sold                                           352,315       237,540
  Receivable for open forward foreign currency contracts (Note 5)          162,953       704,878
  Receivable for open swap contracts (Note 8)                                   --        61,360
  Receivable from broker -- variation margin                                    --         3,480
--------------------------------------------------------------------------------------------------
  Total Assets                                                         195,023,547   136,004,193
--------------------------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                                  254,206        84,601
  Payable for securities purchased                                         109,480       289,219
  Payable for open forward foreign currency contracts (Note 5)               7,320       730,383
  Written options, at value (Premiums received -- $4,544)                       --           810
  Accrued expenses                                                          43,977        57,806
--------------------------------------------------------------------------------------------------
  Total Liabilities                                                        414,983     1,162,819
--------------------------------------------------------------------------------------------------
Total Net Assets                                                      $194,608,564  $134,841,374

--------------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                         $        188  $        127
  Capital paid in excess of par value                                  227,391,931   148,431,391
  Undistributed net investment income                                   33,093,666    16,281,293
  Accumulated net realized loss from security transactions, options,
   foreign currencies, swap contracts and futures                      (49,457,419)  (13,631,812)
  Net unrealized depreciation of investments, options, foreign
   currencies, swap contracts and futures                              (16,419,802)  (16,239,625)
--------------------------------------------------------------------------------------------------
Total Net Assets                                                      $194,608,564  $134,841,374

--------------------------------------------------------------------------------------------------
Shares Outstanding                                                      18,800,593    12,729,302
--------------------------------------------------------------------------------------------------
Net Asset Value                                                             $10.35        $10.59
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    59 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)


For the Six Months Ended April 30, 2001

                                                                              Putnam
                                                             Smith Barney  Diversified
                                                              High Income     Income
                                                               Portfolio    Portfolio

----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                   $ 11,606,455  $ 6,530,660
  Dividends                                                        80,017      165,203
----------------------------------------------------------------------------------------
  Total Investment Income                                      11,686,472    6,695,863
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                        572,130      517,474
  Shareholder communications                                       14,209       11,392
  Audit and legal                                                  12,702       11,574
  Pricing service fees                                             11,170       26,388
  Custody                                                          10,003       23,571
  Shareholder and system servicing fees                             8,160        8,113
  Directors' fees                                                   2,881        2,544
  Other                                                             3,602        1,721
----------------------------------------------------------------------------------------
  Total Expenses                                                  634,857      602,777
----------------------------------------------------------------------------------------
Net Investment Income                                          11,051,615    6,093,086
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, FOREIGN CURRENCIES,
FUTURES CONTRACTS AND SWAP CONTRACTS
(NOTES 3, 4, 5, 7 AND 8):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)    (15,726,108)  (3,427,994)
   Options purchased                                                   --      303,769
   Foreign currency transactions                                  441,138     (672,647)
   Futures contracts                                                   --      164,279
   Swap contracts                                                      --       65,165
----------------------------------------------------------------------------------------
  Net Realized Loss                                           (15,284,970)  (3,567,428)
----------------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
   Security transactions                                        5,559,263      963,796
   Foreign currency transactions                                 (460,018)     327,238
----------------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                       5,099,245    1,291,034
----------------------------------------------------------------------------------------
Net Loss on Investments, Options, Foreign Currencies,
 Futures Contracts and Swap Contracts                         (10,185,725)  (2,276,394)
----------------------------------------------------------------------------------------
Increase in Net Assets From Operations                       $    865,890  $ 3,816,692

----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    60 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets



For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Smith Barney High Income Portfolio                                    2001          2000

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,051,615  $ 21,111,199
  Net realized loss                                                (15,284,970)  (17,826,066)
  (Increase) decrease in net unrealized depreciation                 5,099,245   (10,281,854)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                    865,890    (6,996,721)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --   (18,161,848)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --   (18,161,848)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                  20,259,026    26,784,116
  Net asset value of shares issued for reinvestment of dividends            --    18,161,848
  Cost of shares reacquired                                        (17,183,647)  (28,124,491)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                3,075,379    16,821,473
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    3,941,269    (8,337,096)

NET ASSETS:
  Beginning of period                                              190,667,295   199,004,391
----------------------------------------------------------------------------------------------
  End of period*                                                  $194,608,564  $190,667,295

----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $33,093,666   $21,600,913

----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    61 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Putnam Diversified Income Portfolio                                   2001          2000

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  6,093,086  $ 13,144,800
  Net realized loss                                                 (3,567,428)   (5,445,160)
  (Increase) decrease in net unrealized depreciation                 1,291,034    (6,984,701)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             3,816,692       714,939
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --   (12,792,088)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --   (12,792,088)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                   5,410,951     7,254,286
  Net asset value of shares issued for reinvestment of dividends            --    12,792,088
  Cost of shares reacquired                                        (15,230,686)  (23,231,489)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions               (9,819,735)   (3,185,115)
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                              (6,003,043)  (15,262,264)

NET ASSETS:
  Beginning of period                                              140,844,417   156,106,681
----------------------------------------------------------------------------------------------
  End of period*                                                  $134,841,374  $140,844,417

----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $16,281,293   $10,860,854

----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    62 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, formerly known as Smith Barney International Equity, Travelers Managed Income, Salomon Brothers Global High Yield, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income, adjusted for amortization of premium and accretion of discount is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of


  63    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, for the Smith Barney High Income Portfolio a portion of accumulated net investment income amounting to $302 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.


  64    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 2001, SSB did not receive any brokerage commissions.

All officers and one Director of the Fund are employees of SSB.



  65    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                          SBHI         PDIP

--------------------------------------------------------------------------------
Purchases                                              $82,708,345 $108,009,439

--------------------------------------------------------------------------------
Sales                                                   63,387,453  111,679,474

--------------------------------------------------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        SBHI          PDIP

--------------------------------------------------------------------------------
Gross unrealized appreciation                       $  6,422,343  $  2,705,840
Gross unrealized depreciation                        (22,994,355)  (18,862,764)

--------------------------------------------------------------------------------
Net unrealized depreciation                         $(16,572,012) $(16,156,924)

--------------------------------------------------------------------------------

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At April 30, 2001, PDIP held purchased call options with a total cost of $340,912.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to


  66    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders
such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

For PDIP, the risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if he market price of the underlying security declines.

The following written call option transactions occurred during the six months ended April 30, 2001:

                                                 Number of
                                                 Contracts Premiums

--------------------------------------------------------------------
Options written, outstanding at October 31, 2000    --     $    0
Options written                                      2      4,544
--------------------------------------------------------------------
Options written, outstanding at April 30, 2001       2     $4,544

--------------------------------------------------------------------

5. Foreign Currency Exchange Contracts

At April 30, 2001, the Portfolios had open foreign currency exchange contracts as described below. The Portfolios record realized gains or losses at the time the forward contract is offset by entry into a closing transaction or settlement of the contract. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                             Local     Market   Settlement Unrealized
          Foreign Currency Currency    Value     Date      Gain (Loss)

          -------------------------------------------------------------
          To Sell:
          British Pound    2,004,664 $2,864,293 6/22/01    $94,992
          Canadian Dollar  1,788,438  1,163,638  6/8/01     10,394
          Euro             2,885,612  2,556,902 6/15/01     28,318
          Euro                63,594     56,530 6/15/01      3,731
          Euro               176,750    156,616 6/15/01      7,426
          Euro                77,250     68,450 6/15/01      2,129
          Euro                53,580     47,716 6/15/01      2,528
          Euro               175,525    155,530 6/15/01      1,802
          Euro                73,875     65,460 6/15/01        773
          Euro               182,500    161,710 6/15/01      1,499


  67    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                                     Local    Market  Settlement Unrealized
   Foreign Currency                 Currency  Value    Date      Gain (Loss)

   --------------------------------------------------------------------------
   Euro                             177,500   157,280 6/15/01    $  3,020
   Euro                             384,375   340,590 6/15/01       1,235
   --------------------------------------------------------------------------
                                                                  157,847
   --------------------------------------------------------------------------
   To Buy:
   Canadian Dollar                  180,625  $117,523  6/8/01       2,643
   Euro                              12,276    10,878 6/15/01        (625)
   Euro                             155,125   137,454 6/15/01      (6,695)
   Euro                             261,014   231,281 6/15/01       2,463
   --------------------------------------------------------------------------
                                                                   (2,214)
   --------------------------------------------------------------------------
   Total Unrealized Gain on Forward
    Foreign Currency Contracts                                   $155,633

   --------------------------------------------------------------------------

Putnam Diversified Income Portfolio

                             Local     Market   Settlement Unrealized
         Foreign Currency  Currency    Value     Date      Gain (Loss)

         --------------------------------------------------------------
         To Buy:
         Australian Dollar 1,208,000 $  616,733 6/12/01    $  9,169
         Australian Dollar   242,000    123,551 6/12/01       1,837
         Australian Dollar   256,000    130,698 6/12/01       2,852
         Australian Dollar   256,000    130,698 6/12/01       2,348
         Australian Dollar   256,000    130,698 6/12/01         727
         Australian Dollar   256,000    130,698 6/12/01       1,513
         Australian Dollar   256,000    130,698 6/12/01      (1,151)
         Australian Dollar   256,000    130,698 6/12/01         420
         Australian Dollar   234,000    119,466 6/12/01      (2,113)
         Australian Dollar    37,170     18,975 6/20/01         280
         Australian Dollar   334,000    170,508 6/20/01       1,909
         Australian Dollar   167,000     85,254 6/20/01         376
         British Pound       842,700  1,204,118 6/20/01     (19,482)
         British Pound       123,230    176,081 6/20/01      (2,812)
         British Pound       121,000    172,895 6/20/01          40
         British Pound       121,000    172,895 6/20/01        (775)
         British Pound       121,400    173,466 6/20/01        (354)
         British Pound        59,000     84,304 6/20/01        (568)
         British Pound        59,000     84,304 6/20/01        (358)
         Canadian Dollar   1,463,100    951,908 6/20/01       7,363
         Canadian Dollar     133,000     86,531 6/20/01       1,508
         Canadian Dollar     133,000     86,531 6/20/01       1,261
         Canadian Dollar     133,000     86,531 6/20/01       1,171
         Canadian Dollar     133,000     86,531 6/20/01       1,719
         Canadian Dollar     136,000     88,483 6/20/01       1,806
         Canadian Dollar     136,000     88,483 6/20/01       1,215
         Canadian Dollar     136,000     88,483 6/20/01         854
         Canadian Dollar     264,000    171,761 6/20/01         685


  68    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                             Local      Market   Settlement Unrealized
        Foreign Currency   Currency     Value     Date      Gain (Loss)

        ----------------------------------------------------------------
        Danish Krone          809,653     96,056 6/20/01    $  (4,823)
        Danish Krone          400,000     47,455 6/20/01           14
        Euro                1,974,122 $1,750,263 6/20/01      (33,257)
        Euro                  634,600    562,268 6/20/01      (22,547)
        Euro                    3,700      3,278 6/20/01         (106)
        Euro                4,503,790  3,990,448 6/20/01     (159,682)
        Euro                  834,700    739,561 6/20/01      (29,887)
        Euro                2,785,200  2,467,743 6/20/01      (98,958)
        Euro                  195,000    172,774 6/20/01       (3,769)
        Euro                  195,000    172,774 6/20/01       (1,782)
        Euro                  195,000    172,774 6/20/01       (5,212)
        Euro                   97,500     86,387 6/20/01         (591)
        Euro                  195,000    172,774 6/20/01       (2,067)
        Euro                  195,000    172,774 6/20/01         (121)
        Euro                   98,000     86,830 6/20/01       (1,085)
        Euro                   98,000     86,830 6/20/01       (1,677)
        Euro                  196,000    173,660 6/20/01       (1,991)
        Euro                   98,000     86,830 6/20/01       (1,572)
        Euro                   98,000     86,830 6/20/01         (673)
        Euro                  190,000    168,344 6/20/01       (1,551)
        Euro                  190,000    168,344 6/20/01       (3,319)
        Euro                  190,000    168,344 6/20/01       (1,824)
        Japanese Yen      729,769,000  5,944,525 6/20/01     (219,065)
        Japanese Yen       33,843,100    275,678 6/20/01       (9,853)
        Japanese Yen       36,892,565    300,518 6/20/01      (11,090)
        Japanese Yen       63,860,000    520,188 6/20/01       (3,684)
        Japanese Yen       43,506,000    354,390 6/20/01       (7,949)
        Japanese Yen       43,506,000    354,390 6/20/01       (7,859)
        Japanese Yen       20,655,000    168,251 6/20/01          440
        Swedish Krona       1,404,400    136,798 6/20/01       (6,596)
        Swiss Franc            50,000     28,870 6/20/01         (196)

        ----------------------------------------------------------------
                                                             (630,892)

        ----------------------------------------------------------------
        To Sell:
        Australian Dollar     242,000    123,551 6/12/01       (2,418)
        Australian Dollar     242,000    123,551 6/12/01       (4,717)
        Australian Dollar     242,000    123,551 6/12/01       (4,254)
        Australian Dollar     242,000    123,551 6/12/01       (5,835)
        Australian Dollar     256,000    130,698 6/12/01       (4,905)
        Australian Dollar     256,000    130,698 6/12/01       (2,261)
        Australian Dollar     256,000    130,698 6/12/01       (4,138)
        Australian Dollar     234,000    119,466 6/12/01         (618)
        Australian Dollar   1,189,600    607,295 6/20/01      (16,659)
        British Pound       1,544,100  2,206,336 6/20/01       35,697
        British Pound         122,000    174,324 6/20/01          527


  69    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                                     Local      Market   Settlement Unrealized
 Foreign Currency                  Currency     Value     Date      Gain (Loss)

 -------------------------------------------------------------------------------
 Canadian Dollar                    1,882,900 $1,225,034 6/20/01    $(10,260)
 Canadian Dollar                      136,000     88,483 6/20/01      (1,107)
 Canadian Dollar                      136,000     88,483 6/20/01      (1,976)
 Euro                               2,952,000  2,615,531 6/20/01     106,700
 Euro                               7,014,550  6,215,031 6/20/01     248,596
 Euro                                 102,150     90,507 6/20/01       3,475
 Euro                                 195,000    172,774 6/20/01       6,741
 Euro                                 195,000    172,774 6/20/01       1,507
 Euro                                 390,000    345,548 6/20/01       2,945
 Euro                               2,255,600  1,998,507 6/20/01       2,120
 Euro                                 166,600    147,611 6/20/01       1,988
 Euro                                 188,180    166,714 6/20/01       2,597
 Euro                                 817,200    724,056 6/20/01      14,938
 Euro                               1,395,500  1,236,441 6/20/01       9,085
 Euro                                 196,000    173,660 6/20/01         296
 Euro                               1,974,100  1,749,092 6/20/01      33,520
 Euro                                 187,700    166,306 6/20/01       3,180
 Japanese Yen                      21,948,000    178,783 6/20/01       6,767
 Japanese Yen                      23,951,400    195,102 6/20/01       7,036
 Japanese Yen                       8,903,800     72,528 6/20/01       2,641
 Japanese Yen                     249,404,328  2,031,588 6/20/01      71,315
 Japanese Yen                       4,985,497     40,611 6/20/01       1,461
 Japanese Yen                     292,619,480  2,383,609 6/20/01      85,754
 Japanese Yen                      20,659,500    168,287 6/20/01       1,060
 Japanese Yen                      10,329,750     84,144 6/20/01       1,375
 Japanese Yen                      10,329,750     84,144 6/20/01         704
 Japanese Yen                      10,329,750     84,144 6/20/01       1,386
 Japanese Yen                      10,876,500     88,597 6/20/01        (328)
 Japanese Yen                      10,876,500     88,597 6/20/01         383
 Japanese Yen                      20,655,000    168,251 6/20/01        (508)
 New Zealand Dollar                 1,534,300    631,295 6/20/01      11,577

 -------------------------------------------------------------------------------
                                                                     605,387

 -------------------------------------------------------------------------------
 Total Unrealized Loss on Forward
  Foreign Currency Contracts                                        $(25,505)

 -------------------------------------------------------------------------------

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


  70    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the PDIP had the following open futures contracts:

                              # of                   Basis      Market   Unrealized
                              Contracts Expiration   Value      Value    Gain (Loss)

-------------------------------------------------------------------------------------
Sold Contracts:
  90-Day Euro Dollar           6         6/01      $1,431,124 $1,437,150 $ (6,026)
  3-Month Euribor             11         6/02       2,334,541  2,325,151    9,390
  U.S. 5 Year Treasury Note   10         6/01       1,042,457  1,041,094    1,363
  U.S. Treasury Long Bond     21         6/01       2,167,505  2,109,844   57,661

-------------------------------------------------------------------------------------
                                                                           62,388

-------------------------------------------------------------------------------------
Purchased Contracts:
  90-Day Euro Dollar           6        12/01       1,429,825  1,432,425    2,600
  10-Year Japanese
   Government Bond             3         6/01         336,986    338,285    1,300
  FTSE Eurotop 100 Index      11         9/01       2,337,475  2,326,126  (11,349)
  U.S. 10 Year Treasury Note  39         6/01       4,093,899  4,047,469  (46,430)
  U.S. Treasury Long Bond     14         6/01       1,441,514  1,406,563  (34,951)

-------------------------------------------------------------------------------------
                                                                          (88,830)

-------------------------------------------------------------------------------------
Net Unrealized Loss                                                      $(26,442)

-------------------------------------------------------------------------------------


  71    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

8. Interest Rate Swaps

PDIP has entered into an interest rate swap agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. PDIP will record the difference between a predetermined fixed interest rate and the closing value of the Three-Month LIBOR floating rate. These differences are netted out as a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. PDIP is exposed to credit risk in the event of nonperformance by the swap counterparty.

As of April 30, 2001, PDIP entered into the following interest rate swap agreement:

    Swap Counterparty:            Merrill Lynch, Pierce Fenner & Smith Inc.
    Effective Date:               10/31/00
    Notional Amount:              $1,300,000
    Payments Made by PDIP:        Floating Rate (Three-Month LIBOR)
    Payments Received by PDIP:    Fixed Rate, 6.74%
    Termination Date:             10/31/05
    Unrealized Appreciation as of
      4/30/01                     $61,360

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At April 30, 2001, the Portfolios did not have any securities on loan.



  72    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

10. Securities Traded on a When-Issued or To-Be-Announced Basis

PDIP may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At April 30, 2001, the Portfolios did not hold any TBA securities.

11. Capital Loss Carryforwards

At October 31, 2000, the Smith Barney High Income Portfolio and the Putnam Diversified Income Portfolio had, for Federal income tax purposes, approximately $33,645,000 and $10,484,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                                            2006       2007        2008

     -----------------------------------------------------------------------
     Smith Barney High Income Portfolio  $3,001,000 $12,316,000 $18,328,000

     -----------------------------------------------------------------------
     Putnam Diversified Income Portfolio  2,321,000   5,086,000   3,077,000

     -----------------------------------------------------------------------


  73    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

12. Capital Shares

At April 30, 2001, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                         Six Months Ended Year Ended
                                         April 30, 2001   October 31, 2000

     ----------------------------------------------------------------------
     Smith Barney High Income Portfolio
     Shares sold                          1,924,055        2,326,420
     Shares issued on reinvestment               --        1,667,755
     Shares reacquired                   (1,645,348)      (2,444,991)
     ---------------------------------------------------------------------
     Net Increase                           278,707        1,549,184
     ---------------------------------------------------------------------
     Putnam Diversified Income Portfolio
     Shares sold                            509,892          647,934
     Shares issued on reinvestment               --        1,209,082
     Shares reacquired                   (1,439,712)      (2,092,927)
     ---------------------------------------------------------------------
     Net Decrease                          (929,820)        (235,911)
     ---------------------------------------------------------------------


  74    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
High Income Portfolio                      2001/(1)/   2000    1999   1998/(2)/  1997    1996

------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $10.29    $11.72   $11.97  $13.25    $12.09  $11.26
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.59      1.20     0.92    1.21      0.88    1.14
  Net realized and unrealized gain (loss)   (0.53)    (1.56)   (0.28)  (1.58)     1.00    0.19
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (0.06)    (0.36)    0.64   (0.37)     1.88    1.33
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --     (1.07)   (0.89)  (0.74)    (0.66)  (0.50)
  Net realized gains                           --        --       --   (0.17)    (0.06)     --
-----------------------------------------------------------------------------------------------
Total Distributions                            --     (1.07)   (0.89)  (0.91)    (0.72)  (0.50)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.35    $10.29   $11.72  $11.97    $13.25  $12.09
-----------------------------------------------------------------------------------------------
Total Return                                 0.58%++  (3.54)%   5.28%  (3.38)%   16.24%  12.17%
-----------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $195      $191     $199    $160      $124     $66
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.67%+    0.66%    0.66%   0.67%     0.70%   0.84%
  Net investment income                     11.59+    10.46     9.44    9.12      9.36    9.79
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        36%       70%      73%     82%       89%    104%
-----------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


  75    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Putnam Diversified
Income Portfolio                           2001/(1)/  2000    1999     1998    1997   1996/(2)/

------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                      $10.31    $11.24  $11.70  $12.31   $11.99  $11.46
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                      0.48      0.93    0.91    0.57     0.67    0.78
  Net realized and unrealized gain (loss)   (0.20)    (0.88)  (0.70)  (0.62)    0.30    0.27
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          0.28      0.05    0.21   (0.05)    0.97    1.05
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        --     (0.98)  (0.67)  (0.42)   (0.56)  (0.39)
  Net realized gains                           --        --      --   (0.14)   (0.09)  (0.13)
------------------------------------------------------------------------------------------------
Total Distributions                            --     (0.98)  (0.67)  (0.56)   (0.65)  (0.52)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $10.59    $10.31  $11.24  $11.70   $12.31  $11.99
------------------------------------------------------------------------------------------------
Total Return                                 2.72%++   0.21%   1.80%  (0.65)%   8.44%   9.43%
------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)         $135      $141    $156    $157     $122     $81

------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.87%+    0.87%   0.83%   0.87%    0.88%   0.96%
  Net investment income                      8.83+     7.78    7.85    7.48     6.99    7.57
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        83%      105%    118%    191%     253%    255%

------------------------------------------------------------------------------------------------

(1)  For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


  76    Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS             INVESTMENT MANAGERS
           Victor K. Atkins      Smith Barney Fund Management LLC
           A.E. Cohen            Travelers Investment Adviser, Inc.
           Robert A. Frankel
           Michael Gellert       CUSTODIAN
           Rainer Greeven        PFPC Trust Company
           Susan M. Heilbron
           Heath B. McLendon,    ANNUITY ADMINISTRATION
            Chairman             Travelers Annuity Investor Services
                                 5 State House Square
           OFFICERS              1 Tower Square
           Heath B. McLendon     Hartford, Connecticut 06183
           President and Chief
           Executive Officer

           Lewis E. Daidone
           Senior Vice President
           and Treasurer

           John C. Bianchi
           Vice President

           Paul A. Brook
           Controller

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048



           SalomonSmithBarney
  ---------------------------
  A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0805 6/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                                  AIM CAPITAL
                            APPRECIATION PORTFOLIO

                              SMITH BARNEY LARGE
                             CAPITALIZATION GROWTH
                                   PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001



                           Smith Barney Mutual Funds
                  Your Serious Money, Professionally Managed.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Cap Growth Portfolio ("Portfolio(s)") for the period ended April 30, 2001./1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolios' performances can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.


The information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 9 through 15 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

Portfolio Highlights
AIM Capital Appreciation Portfolio
For the six months ended April 30, 2001, the AIM Capital Appreciation Portfolio returned negative 27.98%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/2/ and the Lipper Midcap Index/3/ returned negative 12.06% and negative 18.78%, respectively, for the same period. Past performance is not indicative of future results.
--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The S&P 500 is a market-capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
3 The Lipper Midcap Index is a broad-based unmanaged index of mid-cap stocks.
  Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

According to the managers, the Portfolio performed poorly relative to the S&P 500 during the period due to the poor performance of its holdings in telecommunications and technology stocks. A slowing economy and fears that the Federal Reserve Board ("Fed") would wait too long before easing interest rates produced a credit crunch environment that strongly impacted these stocks. When the Fed began to ease interest rates in January, the market rallied sharply, only to plunge steeply in February and March as economic weakness became more pronounced, especially in the telecommunications and technology sectors.

The February through March 2001 drop was marked by precipitous declines in many technology stocks, particularly those associated with the Internet boom. The Portfolio had little exposure to these stocks. Furthermore, the Portfolio's holdings in the telecommunication sector bottomed relative to the market around year-end and had not declined much further at the time of this writing.

The Portfolio's area of significant concentration, financial services, turned in an above-average performance during the period. The net result was a very favorable six-month performance relative to the S&P 500, essentially reversing the weak performance of the previous six-month period.

The market rallied in April, with technology stocks showing particularly strong performance. The managers made some small but advantageously timed purchases in this group early in the month. Given their strong gains in a very short period of time and the very poor earnings outlook for this sector, the managers have since sold these stocks.

It has now been more than a year since the stock market peaked in March of 2000. The Nasdaq Composite Index/4/ declined by about 60%. According to the managers, the stock market now seems tempted to ignore any further near-term bad news and to look forward to better times in 2002. The Portfolio's investment team thinks that it is still too early to be aggressive in technology. At current market levels, they are hopeful that the worst has been seen. They believe, however, that meaningful gains will not come until the economic outlook improves, or until the market again tests lower levels. The Portfolio's areas of emphasis continue to include financial services, wireless communications, cable TV and other consumer services. The Portfolio is now underweighted in technology; the managers hope to add to this sector at lower prices in the coming months.

--------
4 The Nasdaq Composite Index is a market-value-weighted index that measures all domestic and non-U.S- based securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Smith Barney Large Capitalization Growth Portfolio
For the six months ended April 30, 2001, the Smith Barney Large Capitalization Growth Portfolio returned negative 12.97%. In comparison, the S&P 500 returned negative 12.06% for the same period. Past performance is not indicative of future results.

The Portfolio seeks long-term growth of capital by normally investing 65% of its assets in the stocks of companies with market capitalizations of $5 billion or more.

The Portfolio seeks to invest in a core group of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and high returns on equity), companies delivering world-class products or services into the global marketplace, dominant companies within growth industries where he thinks the barriers to entry are extremely high and companies with strong management teams. In his view, strong management is just as important as a company's financial condition or the quality of its products or services.

According to the manager, the beginning of 2001 has been an interesting time for the stock market. The Nasdaq Composite Index declined sharply. The manager believes, however, that prices were detached from the fundamentals on the downside. In keeping with this view, for the first time in more than a year and a half, the manager began to increase the Portfolio's weighting in technology stocks. Moreover, the manager has begun to increase his holdings in the financial services and pharmaceuticals sectors in anticipation of an economic recovery in the latter half of 2001. With stock valuations down, the manager's general outlook for the prospects of large-cap growth stocks is as strong as it has been since the fall of 1998.

The manager believes that most of the recent stock market correction may be behind us, and that stock selection could become more important in the coming months. Despite continued layoffs and bleak headlines, there are positives in the U.S. economy, such as the Fed cutting interest rates and the possibility of a tax cut package. Both suggest that the U.S. economy may become healthier later this year. (Of course, no guarantees can be given that the manager's expectations will be met.)




    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

In closing, thank you for your investment in the Travelers Series Fund Inc. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 15, 2001



    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                      AIM Capital Appreciation Portfolio


 Historical Performance


                       Net Asset Value
                     -------------------
                     Beginning  End      Income    Capital Gain    Total
Period Ended         of Period of Period Dividends Distributions  Returns+

----------------------------------------------------------------------------
4/30/01              $21.73    $15.65    $0.00     $0.00         (27.98)%++
----------------------------------------------------------------------------
10/31/00              16.30     21.73     0.00      0.53            36.53
----------------------------------------------------------------------------
10/31/99              12.31     16.30     0.00      0.00            32.41
----------------------------------------------------------------------------
10/31/98              12.68     12.31     0.02      0.00            (2.79)
----------------------------------------------------------------------------
10/31/97              10.76     12.68     0.01      0.00            17.96
----------------------------------------------------------------------------
10/31/96              10.00     10.76     0.01      0.00             7.71
----------------------------------------------------------------------------
10/10/95* - 10/31/95  10.00     10.00     0.00      0.00           0.00++

----------------------------------------------------------------------------
Total                                    $0.04     $0.53

----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++ (27.98)%
------------------------------------
Year Ended 4/30/01         (26.65)
------------------------------------
Five Years Ended 4/30/01     8.47
------------------------------------
10/10/95* through 4/30/01    8.93

------------------------------------

 Cumulative Total Return+

10/10/95* through 4/30/01 60.82%

---------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



                    Growth of $10,000 Invested in Shares of
                  the AIM Capital Appreciation Portfolio vs.
                             Lipper Midcap Index+

--------------------------------------------------------

                          October 1995 -- April 2001

[CHART]
                  AIM Capital Apprecation    Lipper Midcap INDEX
10/10/95                  10,000                   10,000
10/95                     10,000                   10,190
10/96                     10,771                   11,962
10/97                     12,706                   14,450
10/98                     12,351                   14,029
10/99                     16,355                   18,224
10/00                     22,330                   24,585
4/30/2001                 16,082                   19,968

+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 2001. The Lipper Midcap Index ("Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


    6 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

              Smith Barney Large Capitalization Growth Portfolio

 Historical Performance


                     Net Asset Value
                   -------------------
                   Beginning  End      Income    Capital Gain  Return       Total
Period Ended       of Period of Period Dividends Distributions of Capital  Returns+

-------------------------------------------------------------------------------------
4/30/01            $16.04    $13.96    $0.00     $0.00         $0.00      (12.97)%++
-------------------------------------------------------------------------------------
10/31/00            14.53     16.04     0.01      0.02          0.02         10.77
-------------------------------------------------------------------------------------
10/31/99             9.90     14.53     0.01      0.00          0.00         46.88
-------------------------------------------------------------------------------------
5/1/98* - 10/31/98  10.00      9.90     0.00      0.00          0.00       (1.00)++

-------------------------------------------------------------------------------------
Total                                  $0.02     $0.02         $0.02

-------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++ (12.97)%
------------------------------------
Year Ended 4/30/01         (17.25)
------------------------------------
5/1/98* through 4/30/01     11.93

------------------------------------

 Cumulative Total Return+

5/1/98* through 4/30/01 40.18%

-------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


    7 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)



Growth of $10,000 Invested in Shares of the Smith Barney Large Capitalization
                      Growth Portfolio vs. S&P 500 Index+

--------------------------------------------------------

                            May 1998 -- April 2001

[CHART]
                         Smith Barney
                     Large Capitalization       Standard & Poor's
                        Growth Portfolio           S&P 500 Index
5/1/98                       10,000                   10,000
10/98                         9,900                    9,959
4/99                         13,878                   12,181
10/99                        14,541                   12,514
4/00                         16,939                   13,413
10/00                        16,106                   13,274
4/30/2001                    14,018                   11,674

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Large Capitalization Growth Portfolio on May 1,1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through April 30, 2001. The Standard & Poor's 500 Index ("S&P 500 Index") is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the S&P 500 Index include reinvestment of dividends. The S&P 500 Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.


    8 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                     SECURITY                       VALUE

-------------------------------------------------------------------
COMMON STOCK -- 94.8%
Advertising -- 3.0%
 98,300 Lamar Advertising Co., Class A Shares+         $ 3,799,295
 61,000 Omnicom Group Inc.                               5,358,850
------------------------------------------------------------------
                                                         9,158,145
------------------------------------------------------------------
Aerospace/Defense -- 2.5%
 50,700 The Boeing Co.                                   3,133,260
 41,500 Lockheed Martin Corp.                            1,459,140
 15,100 Northrop Grumman Corp.                           1,362,775
 20,200 United Technologies Corp.                        1,577,216
------------------------------------------------------------------
                                                         7,532,391
------------------------------------------------------------------
Banking -- 1.1%
 15,400 Northern Trust Corp.                             1,001,462
 23,500 State Street Corp.                               2,438,830
------------------------------------------------------------------
                                                         3,440,292
------------------------------------------------------------------
Broadcasting -- 3.2%
 82,500 Comcast Corp., Class A Special Shares+           3,622,575
119,700 Hispanic Broadcasting Corp.+                     2,869,209
 73,700 Univision Communications Inc., Class A Shares+   3,221,427
------------------------------------------------------------------
                                                         9,713,211
------------------------------------------------------------------
Communications - Equipment & Software -- 1.2%
105,600 General Motors Corp., Class H Shares             2,244,000
 18,100 L-3 Communications Holdings, Inc.+               1,398,225
------------------------------------------------------------------
                                                         3,642,225
------------------------------------------------------------------
Computer Hardware -- 0.5%
 50,100 Intel Corp.                                      1,548,591
------------------------------------------------------------------
Computer Software -- 11.1%
102,100 BMC Software, Inc.+                              2,469,799
 50,000 Cadence Design Systems, Inc.+                    1,035,000
 34,300 CDW Computer Centers, Inc.+                      1,386,406
 61,400 Citrix Systems, Inc.+                            1,743,760
 12,800 DST Systems, Inc.+                                 628,736
 41,000 Electronic Arts Inc.+                            2,321,420
 61,600 Electronic Data Systems Corp.                    3,973,200
 87,900 Intuit Inc.+                                     2,816,316
 32,396 McDATA Corp., Class A Shares+                      739,600
122,000 Microsoft Corp.+                                 8,265,500
 68,100 SunGard Data Systems, Inc.+                      3,763,887
166,900 Unisys Corp.+                                    2,009,476
 41,100 VERITAS Software Corp.+                          2,449,971
------------------------------------------------------------------
                                                        33,603,071
------------------------------------------------------------------


                      See Notes to Financial Statements.


    9 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

          SHARES                  SECURITY                    VALUE

         --------------------------------------------------------------
         Computers -- 2.1%
            50,300 Apple Computer, Inc.+                   $ 1,282,147
            79,800 Dell Computer Corp.+                      2,097,942
            25,400 International Business Machines Corp.     2,924,556
         -------------------------------------------------------------
                                                             6,304,645
         -------------------------------------------------------------
         Consumer/Commerical Services -- 2.8%
           128,700 Fiserv Inc.+                              7,122,258
            41,030 Paychex Inc.                              1,417,997
         -------------------------------------------------------------
                                                             8,540,255
         -------------------------------------------------------------
         Electronic Instruments & Controls -- 1.1%
            41,200 Sanmina Corp.+                            1,200,980
            54,000 Tektronix, Inc.+                          1,306,800
            15,100 Waters Corp.+                               788,220
         -------------------------------------------------------------
                                                             3,296,000
         -------------------------------------------------------------
         Electronics - Semiconductors & Components -- 6.9%
            40,000 Advanced Micro Devices, Inc.+             1,240,000
            96,300 Analog Devices, Inc.+                     4,555,953
            98,400 Celestica Inc.+                           5,028,240
            44,900 Linear Technology Corp.                   2,156,996
            41,000 Maxim Integrated Products, Inc.+          2,095,100
            87,062 Microchip Technology Inc.+                2,518,704
            71,000 Micron Technology, Inc.                   3,221,980
         -------------------------------------------------------------
                                                            20,816,973
         -------------------------------------------------------------
         Financial Services -- 17.8%
           101,300 American Express Co.                      4,299,172
            49,400 Capital One Financial Corp.               3,105,284
           135,000 Charles Schwab Corp.                      2,673,000
            60,500 Countrywide Credit Industries, Inc.       2,581,535
            15,100 Fannie Mae                                1,211,926
            42,700 Freddie Mac                               2,809,660
            72,600 The Goldman Sachs Group Inc.              6,613,860
           183,900 J.P. Morgan Chase & Co.                   8,823,522
            91,200 MBNA Corp.                                3,251,280
            83,800 Merrill Lynch & Co., Inc.                 5,170,460
            85,700 Morgan Stanley Dean Witter & Co.          5,381,103
            81,900 The Nasdaq-100 Trust+                     3,779,685
            40,900 Providian Financial Corp.                 2,179,970
            61,600 Stilwell Financial, Inc.                  1,815,352
         -------------------------------------------------------------
                                                            53,695,809
         -------------------------------------------------------------
         Hotel/Casino -- 0.6%
            61,100 MGM Mirage Inc.+                          1,837,277
         -------------------------------------------------------------


                      See Notes to Financial Statements.


    10 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

     SHARES                       SECURITY                         VALUE

     -----------------------------------------------------------------------
     Insurance -- 3.0%
      99,300 AFLAC Inc.                                         $ 3,157,740
      70,600 American International Group, Inc.                   5,775,080
     ----------------------------------------------------------------------
                                                                  8,932,820
     ----------------------------------------------------------------------
     Internet -- 1.0%
      46,000 Check Point Software Technologies Ltd.+              2,885,580
     ----------------------------------------------------------------------
     Manufacturing -- 2.0%
      41,600 Danaher Corp.                                        2,330,016
      81,000 Harley-Davidson, Inc.                                3,733,290
     ----------------------------------------------------------------------
                                                                  6,063,306
     ----------------------------------------------------------------------
     Medical Equipment & Information Systems -- 1.0%
      72,800 Biomet, Inc.                                         3,110,744
     ----------------------------------------------------------------------
     Medical Products & Supplies -- 0.9%
      63,700 Medtronic Inc.                                       2,841,020
     ----------------------------------------------------------------------
     Medical Services -- 4.1%
      14,850 Cardinal Health, Inc.                                1,000,890
      62,300 HCA-The Healthcare Co.                               2,411,010
     169,300 Health Management Associates Inc., Class A Shares+   3,033,856
      42,000 Tenet Healthcare Corp.+                              1,874,880
      19,700 UnitedHealth Group Inc.                              1,289,956
      29,900 Wellpoint Health Networks Inc.+                      2,937,675
     ----------------------------------------------------------------------
                                                                 12,548,267
     ----------------------------------------------------------------------
     Multimedia -- 1.4%
      46,200 AOL Time Warner Inc.+                                2,333,100
      60,200 The Walt Disney Co.                                  1,821,050
     ----------------------------------------------------------------------
                                                                  4,154,150
     ----------------------------------------------------------------------
     Oil & Gas -- 5.5%
      26,000 Anadarko Petroleum Corp.                             1,680,120
      21,500 BJ Services Co.+                                     1,768,375
      21,896 Cooper Cameron Corp.+                                1,380,762
      39,400 Dynegy Inc., Class A Shares                          2,279,290
      41,400 Enron Corp.                                          2,596,608
      74,300 Rowan Cos., Inc.+                                    2,466,017
      21,600 Smith International, Inc.+                           1,753,704
      44,000 Weatherford International, Inc.+                     2,562,120
     ----------------------------------------------------------------------
                                                                 16,486,996
     ----------------------------------------------------------------------
     Oil & Gas Drilling -- 4.3%
      74,400 ENSCO International Inc.                             2,894,160
      22,900 Kerr-McGee Corp.                                     1,640,785
      60,300 Nabors Industries, Inc.+                             3,595,086
      36,000 Noble Drilling Corp.+                                1,746,000


                      See Notes to Financial Statements.


    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

      SHARES                    SECURITY                        VALUE

      --------------------------------------------------------------------
      Oil & Gas Drilling -- 4.3% (continued)
       42,300 Santa Fe International Corp.                  $   1,607,400
       27,350 Transocean Sedco Forex Inc.                       1,484,558
      -------------------------------------------------------------------
                                                               12,967,989
      -------------------------------------------------------------------
      Pharmaceuticals -- 4.0%
       40,700 Elan Corp. PLC, Sponsored ADR+                    2,041,105
       42,000 Forest Laboratories, Inc.+                        2,568,300
       41,300 Medicis Pharmaceutical Corp., Class A Shares+     2,052,610
      129,000 Pfizer Inc.                                       5,585,700
      -------------------------------------------------------------------
                                                               12,247,715
      -------------------------------------------------------------------
      Restaurants -- 0.6%
       62,100 Brinker International, Inc.+                      1,782,270
      -------------------------------------------------------------------
      Retail -- 10.2%
      195,300 Bed Bath & Beyond Inc.+                           5,530,896
       51,300 Family Dollar Stores, Inc.                        1,308,663
       29,900 The Home Depot, Inc.                              1,408,290
       62,100 Kohl's Corp.+                                     3,791,826
       60,400 Lowe's Cos., Inc.                                 3,805,200
        2,400 The Men's Wearhouse, Inc.+                           61,080
       62,300 Nike, Inc., Class B Shares                        2,604,763
       54,900 Safeway Inc.+                                     2,981,070
       53,600 The Talbots, Inc.                                 2,243,160
       26,200 Tiffany & Co.                                       849,404
      103,200 The TJX Cos., Inc.                                3,233,256
       30,400 Toys "R" Us, Inc.+                                  753,920
       49,700 Walgreen Co.                                      2,126,166
      -------------------------------------------------------------------
                                                               30,697,694
      -------------------------------------------------------------------
      Telecommunications -- 0.6%
       79,400 Crown Castle International Corp.+                 1,944,506
      -------------------------------------------------------------------
      Telecommunications Equipment -- 2.3%
      120,900 ADC Telecommunications, Inc.+                       907,959
      111,800 Cisco Systems, Inc.+                              1,898,364
       41,000 Comverse Technology, Inc.+                        2,808,500
       40,000 Nokia Corp., Sponsored ADR                        1,367,600
      -------------------------------------------------------------------
                                                                6,982,423
      -------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $268,795,411)                          286,774,365
      -------------------------------------------------------------------


                      See Notes to Financial Statements.


    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      AIM CAPITAL APPRECIATION PORTFOLIO

      FACE
     AMOUNT                        SECURITY                         VALUE

   ---------------------------------------------------------------------------
   SHORT-TERM INVESTMENTS -- 5.2%
   $15,651,000 Student Loan Market Association, 4.50% due 5/1/01
               (Cost -- $15,651,000)                             $ 15,651,000
   --------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $284,446,411*)                           $302,425,365
   --------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                   SECURITY                    VALUE

----------------------------------------------------------------
COMMON STOCK -- 98.5%
Capital Goods -- 2.5%
   160,320 General Electric Co.++                   $ 7,780,330
---------------------------------------------------------------
Computer Software -- 4.0%
   184,800 Microsoft Corp.+++                        12,520,200
---------------------------------------------------------------
Consumer Cyclicals -- 7.5%
   349,700 Amazon.com, Inc.+++                        5,518,266
   164,350 The Home Depot, Inc.                       7,740,885
   336,515 The Walt Disney Co.++                     10,179,579
---------------------------------------------------------------
                                                     23,438,730
---------------------------------------------------------------
Consumer Services -- 4.7%
   291,420 AOL Time Warner Inc.+++                   14,716,710
---------------------------------------------------------------
Consumer Staples -- 11.4%
   238,090 The Coca-Cola Co.                         10,997,377
   373,395 The Gillette Co.                          10,589,482
    83,380 The Procter & Gamble Co.                   5,006,969
   189,740 Wm. Wrigley Jr. Co.                        9,166,339
---------------------------------------------------------------
                                                     35,760,167
---------------------------------------------------------------
Financial Services -- 27.4%
    98,756 American International Group, Inc.++       8,078,241
   205,300 Bank One Corp.                             7,754,181
       205 Berkshire Hathaway Inc., Class A Shares+  13,940,000
    75,765 Fannie Mae                                 6,080,899
   200,125 Household International, Inc.             12,812,002
   251,630 Merrill Lynch & Co., Inc.++               15,525,571
   147,870 Morgan Stanley Dean Witter & Co.++         9,284,757
   262,775 Wells Fargo & Co.                         12,342,542
---------------------------------------------------------------
                                                     85,818,193
---------------------------------------------------------------
Healthcare -- 16.7%
   200,680 Amgen Inc.+                               12,269,575
    98,650 Eli Lilly & Co.                            8,385,250
    73,185 Johnson & Johnson++                        7,060,889
    73,240 Merck & Co., Inc.                          5,564,043
   443,170 Pfizer Inc.                               19,189,261
---------------------------------------------------------------
                                                     52,469,018
---------------------------------------------------------------
Multi-Industry -- 1.5%
    89,500 Tyco International Ltd.++                  4,776,615
---------------------------------------------------------------
Technology -- 22.8%
   202,108 Cisco Systems, Inc.+++                     3,431,794
   328,300 Dell Computer Corp.+++                     8,631,007
   492,300 Intel Corp.++                             15,216,993


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                                  SECURITY                                     VALUE

-------------------------------------------------------------------------------------------------
Technology -- 22.8% (continued)
   369,340 Lucent Technologies Inc.                                                 $  3,697,093
   333,480 Motorola, Inc.++                                                            5,185,614
   480,330 Novell, Inc.+                                                               2,295,977
   410,100 Palm, Inc.+                                                                 3,284,901
   440,960 Texas Instruments Inc.++                                                   17,065,152
   262,780 Xilinx, Inc.+++                                                            12,474,167
------------------------------------------------------------------------------------------------
                                                                                      71,282,698
------------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $310,186,963)                                                    308,562,661
------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                  SECURITY                                     VALUE

-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.5%
$4,673,000 Chase Securities Inc., 4.250% due 5/1/01; Proceeds at
             maturity -- $4,673,549; (Fully collateralized by U.S. Treasury Notes,
             6.625% due 4/30/02; Market value -- $4,770,675) (Cost -- $4,673,000)      4,673,000
------------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $314,859,963*)                                                  $313,235,661
------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ All or a portion of this security is on loan (See Note 4).
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001


                                                              AIM Capital  Smith Barney Large
                                                             Appreciation  Capitalization
                                                               Portfolio   Growth Portfolio

----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $284,446,411 and
   $314,859,963, respectively)                               $302,425,365  $313,235,661
  Cash                                                              2,472           141
  Dividends and interest receivable                                29,799       166,752
  Collateral for securities on loan (Note 4)                           --    97,555,784
  Receivable for securities sold                                  920,225            --
  Other assets                                                         --         4,057
----------------------------------------------------------------------------------------------
  Total Assets                                                303,377,861   410,962,395
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                725,040     2,554,389
  Management fee payable                                          205,741       403,732
  Payable for securities on loan (Note 4)                              --    97,555,784
  Accrued expenses                                                 48,696            --
----------------------------------------------------------------------------------------------
  Total Liabilities                                               979,477   100,513,905
----------------------------------------------------------------------------------------------
Total Net Assets                                             $302,398,384  $310,448,490

----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $        193  $        222
  Capital paid in excess of par value                         224,246,857   313,198,548
  Undistributed net investment income                                  --       208,824
  Accumulated net investment loss                                (242,435)           --
  Accumulated net realized gain (loss) from security
   transactions and options                                    60,414,815    (1,334,802)
  Net unrealized appreciation (depreciation) of investments    17,978,954    (1,624,302)
----------------------------------------------------------------------------------------------
Total Net Assets                                             $302,398,384  $310,448,490

----------------------------------------------------------------------------------------------
Shares Outstanding                                             19,317,830    22,236,798
----------------------------------------------------------------------------------------------
Net Asset Value                                                    $15.65        $13.96
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)


For the Six Months Ended April 30, 2001
                                                              AIM Capital   Smith Barney Large
                                                              Appreciation  Capitalization
                                                               Portfolio    Growth Portfolio

-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                   $     693,737  $     93,426
  Dividends                                                        501,723     1,283,157
-----------------------------------------------------------------------------------------------
  Total Investment Income                                        1,195,460     1,376,583
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                        1,371,006     1,133,439
  Custody                                                           25,915        10,045
  Audit and legal                                                   14,511         7,590
  Shareholder communications                                        11,128         5,943
  Shareholder and system servicing fees                              7,530         7,132
  Directors' fees                                                    4,511         3,610
  Other                                                              3,294            --
-----------------------------------------------------------------------------------------------
  Total Expenses                                                 1,437,895     1,167,759
-----------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                      (242,435)      208,824
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND OPTIONS (NOTES 3 AND 7):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)     (13,384,981)    1,657,934
   Options written                                                 147,175            --
-----------------------------------------------------------------------------------------------
  Net Realized Gain (Loss)                                     (13,237,806)    1,657,934
-----------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation (Depreciation)
 of Investments:
   Beginning of period                                         127,197,006    43,585,644
   End of period                                                17,978,954    (1,624,302)
-----------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
   (Depreciation)                                             (109,218,052)  (45,209,946)
-----------------------------------------------------------------------------------------------
Net Loss on Investments and Options                           (122,455,858)  (43,552,012)
-----------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                       $(122,698,293) $(43,343,188)

-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

AIM Capital Appreciation Portfolio                                     2001           2000

------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                             $    (242,435) $  (1,467,926)
  Net realized gain (loss)                                          (13,237,806)    73,848,449
  Increase (decrease) in net unrealized appreciation               (109,218,052)    39,482,849
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                (122,698,293)   111,863,372
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gains                                                         --    (10,253,325)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                             --    (10,253,325)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  126,910,159    216,851,322
  Net asset value of shares issued for reinvestment of dividends             --     10,253,325
  Cost of shares reacquired                                        (136,573,114)  (193,474,668)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                           (9,662,955)    33,629,979
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  (132,361,248)   135,240,026
NET ASSETS:
  Beginning of period                                               434,759,632    299,519,606
-----------------------------------------------------------------------------------------------
  End of period*                                                  $ 302,398,384  $ 434,759,632
-----------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                        $(242,435)            --
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000

Smith Barney Large Capitalization Growth Portfolio                    2001          2000

----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $    208,824  $    158,594
  Net realized gain (loss)                                           1,657,934    (2,716,492)
  (Increase) decrease in net unrealized depreciation               (45,209,946)   18,982,786
---------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                (43,343,188)   16,424,888
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     --      (198,318)
  Net realized gains                                                        --      (317,322)
  Capital                                                                   --      (289,581)
---------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                            --      (805,221)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                  38,458,897   143,463,425
  Net asset value of shares issued for reinvestment of dividends            --       805,221
  Cost of shares reacquired                                         (8,375,493)   (4,460,350)
---------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               30,083,404   139,808,296
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                  (13,259,784)  155,427,963
NET ASSETS:
  Beginning of period                                              323,708,274   168,280,311
---------------------------------------------------------------------------------------------
  End of period*                                                  $310,448,490  $323,708,274
---------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $208,824            --
---------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney All Cap Growth, formerly known as Smith Barney International Equity, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Mid Cap Core, formerly known as Smith Barney Mid Cap, and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange


    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2000, reclassifications were made to the capital accounts of the AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized gain amounting to $1,467,926 and $642, respectively, was reclassified to paid-in capital, for the AIM Capital Appreciation Portfolio. Net investment income, net realized gains and net assets were not affected by this change; ( j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of the Portfolio.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.


    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of the Portfolio's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. During the six months ended April 30, 2001, SSB received brokerage commissions in the amount of $42,179 for AIMCAP.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                         Smith Barney
                            AIM Capital  Large Capitalization
                            Appreciation   Growth

                  --------------------------------------------
                  Purchases $141,889,064 $45,481,543
                  --------------------------------------------
                  Sales      135,953,997  14,089,827

                  --------------------------------------------


    22 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                              Smith Barney
                                            AIM Capital   Large Capitalization
                                           Appreciation          Growth

---------------------------------------------------------------------------------
Gross unrealized appreciation              $ 40,840,557       $  42,838,802
Gross unrealized depreciation               (22,861,603)        (44,463,104)
---------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) $ 17,978,954       $  (1,624,302)

---------------------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2001, SBLCG loaned securities having a value of $95,936,428 and holds the following collateral for loaned securities:

         Security Description                                   Value

        -----------------------------------------------------------------
         Commercial Paper:
          Phillip Morris, 4.52% due 5/8/01                   $ 4,943,306
         Floating Rate CD:
          First Union, 5.70% due 2/6/02                          354,275
         Floating Rate Notes:
          First Union, 6.51% due 5/21/01                       5,131,838
          Morgan Stanley Dean Witter, 5.10% due 10/9/01        3,067,677
         Repurchase Agreement:
          Warburg Dillon Read, 4.49% due 5/1/01                2,068,571
         Time Deposits:
          Caisse des Depots, 4.69% due 5/1/01                 24,579,347
          Credit Agricole, 4.69% due 5/1/01                   11,611,165
          DG Bank AG, 4.69% due 5/1/01                        22,043,382
          UBS Securities, 4.66% due 5/1/01                     1,712,841
          Wells Fargo Bank, 4.69% due 5/1/01                  22,043,382
        ----------------------------------------------------------------
        Total                                                $97,555,784
        ----------------------------------------------------------------


    23 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Interest income earned by the Portfolio from securities loaned for the six months ended April 30, 2001 was $21,514.

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, the Portfolios did not hold any futures contracts.

7. Options Contracts

When the Portfolios write a covered call option, an amount equal to the premium received by the Portfolios are recorded as a liability, the value of which is


    24 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The following covered call option transactions occurred during the six months ended April 30, 2001, for AIMCAP:

                                                 Number of
                                                 Contracts   Premiums

----------------------------------------------------------------------
Options written, outstanding at October 31, 2000   --      $       0
Options written                                   330        147,175
Options expired                                  (330)      (147,175)
---------------------------------------------------------------------
Options written, outstanding at April 30, 2001     --      $       0

----------------------------------------------------------------------

8. Capital Loss Carryforward

At October 31, 2000, SBLCG had, for Federal income tax purposes, approximately $2,019,000 of capital loss carryforwards, expiring October 31, 2008, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

9. Capital Shares

At April 30, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.


    25 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

Transactions in shares of each Portfolio were as follows:

                                   Six Months Ended Year Ended
                                   April 30, 2001   October 31, 2000

---------------------------------------------------------------------
AIM Capital Appreciation Portfolio
Shares sold                         7,060,297        9,967,211
Shares issued on reinvestment              --          470,336
Shares reacquired                  (7,746,192)      (8,810,050)
---------------------------------------------------------------------
Net Increase (Decrease)              (685,895)       1,627,497

---------------------------------------------------------------------
Smith Barney Large Capitalization
 Growth Portfolio
Shares sold                         2,677,625        8,813,060
Shares issued on reinvestment              --           49,392
Shares reacquired                    (617,374)        (263,869)
---------------------------------------------------------------------
Net Increase                        2,060,251        8,598,583

---------------------------------------------------------------------


    26 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

AIM Capital Appreciation Portfolio          2001/(1)/  2000    1999     1998    1997    1996/(2)/

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $21.73   $16.30  $12.31  $12.68   $10.76  $10.00
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                (0.01)   (0.07)  (0.03)  (0.01)    0.02    0.02
  Net realized and unrealized gain (loss)     (6.07)    6.03    4.02   (0.34)    1.91    0.75
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (6.08)    5.96    3.99   (0.35)    1.93    0.77
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       --      --   (0.02)   (0.01)  (0.01)
  Net realized gains                             --    (0.53)     --      --       --      --
--------------------------------------------------------------------------------------------------
Total Distributions                              --    (0.53)     --   (0.02)   (0.01)  (0.01)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $15.65   $21.73  $16.30  $12.31   $12.68  $10.76
--------------------------------------------------------------------------------------------------
Total Return                               (27.98)%++  36.53%  32.41%  (2.79)%  17.96%   7.71%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)           $302     $435    $300    $226     $203    $113
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.84%+    0.83%   0.84%   0.85%    0.85%   0.96%
  Net investment income (loss)               (0.14)+   (0.35)  (0.18)  (0.06)    0.20    0.22
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          42%      91%     76%     75%      56%     44%

--------------------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    27 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney
Large Capitalization Growth Portfolio        2001/(1)/     2000      1999    1998/(2)/

----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $16.04     $14.53     $9.90     $10.00
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                     0.01       0.01      0.00*      0.01
  Net realized and unrealized gain (loss)       (2.09)      1.55      4.64      (0.11)#
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations             (2.08)      1.56      4.64      (0.10)
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --      (0.01)    (0.01)        --
  Net realized gains                               --      (0.02)       --         --
  Capital                                          --      (0.02)       --         --
----------------------------------------------------------------------------------------
Total Distributions                                --      (0.05)    (0.01)        --
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $13.96     $16.04    $14.53      $9.90
----------------------------------------------------------------------------------------
Total Return                                 (12.97)%++    10.77%    46.88%   (1.00)%++
----------------------------------------------------------------------------------------
Net Assets, End of Period (000s)             $310,448   $323,708  $168,280    $20,787
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                                 0.77%+      0.77%     0.86%     1.00%+
  Net investment income                         0.14+       0.06      0.07      0.52+
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                             5%         7%       14%         1%

----------------------------------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(3) The Manager waived all or part of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
* Amount represents less than $0.01 per share.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    28 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



DIRECTORS               INVESTMENT MANAGERS
Victor K. Atkins        Smith Barney Fund Management LLC
A.E. Cohen              Travelers Investment Adviser, Inc.
Robert A. Frankel
Michael Gellert         CUSTODIAN
Rainer Greeven          PFPC Trust Company
Susan M. Heilbron
Heath B. McLendon,      ANNUITY
 Chairman               ADMINISTRATION
                        Travelers Annuity Investor Services
OFFICERS                5 State House Square
Heath B. McLendon       1 Tower Square
President and           Hartford, Connecticut 06183
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048





                                SalomonSmithBarney
                   -------------------------------
                   A member of the citigroup[LOGO]

  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0806 6/01

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

                      SMITH BARNEY MID CAP CORE PORTFOLIO

              --------------------------------------------------

                     SEMI-ANNUAL REPORT  |  APRIL 30, 2001




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
HEATH B.
MCLENDON
Chairman

Travelers Series
Fund Inc.

Dear Shareholder:
We are pleased to provide the semi-annual report for the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio ("Portfolio(s)" ) for the period ended April 30, 2001. /1/ In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and have outlined our investment strategy. We hope you find this report to be useful and informative.

Portfolio Highlights
Smith Barney Aggressive Growth Portfolio

For the six months ended April 30, 2001, the Smith Barney Aggressive Growth Portfolio returned negative 7.25%. In comparison, the Russell 2500 Growth Index/2/ returned negative 20.66% for the same period. Past performance is not indicative of future results.

The Portfolio seeks long-term capital appreciation by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the Russell 2500 Growth Index. The Portfolio may invest in the securities of large, well-known companies that have the potential for long-term earnings growth.

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities portfolio. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


    1 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

The six months ended April 30, 2001 proved to be a challenging time for U.S. stocks. The decline in equity markets, which began in early 2000, continued through most of March. Additionally, the economic slowdown, particularly in the technology and telecommunications industries, is one of the most sudden and dramatic that has occurred in decades. Currently, companies are providing investors with limited guidance as to the expected depth and duration of the slowdown. In response to this slowdown, the Federal Reserve Board ("Fed") began lowering short-term interest rates aggressively in the first quarter of 2001.

The manager's goal is to invest in companies with strong, growing businesses that are led by capable management teams. The manager believes that such companies are best positioned to weather the current economic environment and to emerge even stronger during the next economic upturn. As part of the manager's long-term investment approach, the Portfolio experienced low turnover during the period. The manager took advantage of market swings to add to long-term investments in companies that he believes will prosper in the future.

In an effort to reverse the effects of the interest rate increases in 2000, the Fed increased the money supply in the first quarter of 2001. Historically, increases in the money supply have been used to finance economic expansions. Changes in monetary policy such as this typically experience a lag in time before they take effect. Because businesses currently have ample capacity to produce goods and services, the manager expects the increase in money supply to begin to filter into the stock market rather than the economy in the months ahead. This may lead to an increase in U.S. asset values later this year. Given this context, the manager has invested in companies that have been able to increase their market share in spite of the difficult economic environment. While no guarantees can be made, the manager expects these companies to benefit most from a market recovery.

Smith Barney Mid Cap Core Portfolio

For the six months ended April 30, 2001, the Smith Barney Mid Cap Core Portfolio returned negative 8.60%. In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index")/3 /returned negative 1.40% for the same period.

Seeking capital appreciation, the Portfolio invests primarily in the stocks of medium-sized companies, i.e., companies with market capitalizations within the range included in the S&P MidCap 400 Index at the time of investment.

--------
3 The S&P MidCap 400 Index is a market value-weighted index, consisting of 400 domestic stocks chosen for market size liquidity and industry group representation. Please note that an investor cannot invest directly in an index.


    2 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

According to the manager, there were two major reasons for the Portfolio's short-term underperformance versus the S&P MidCap 400 Index for the period. First, the present market environment has been one in which the successful growth stocks of the past three years have been revalued downward, while some of the poor performers have rebounded from their lows. Our quality focus leads us in the direction of having a growth bias versus the value bias that has performed so well recently.

Second, for the purposes of the Portfolio's investments, we define mid cap stocks as companies with between $2 billion and $15 billion in market capitalization. The S&P MidCap 400 Index, however, comprises companies with as little as $200 million in market capitalization. During the period, the best performing stocks in the Index were those with market capitalizations that fell well below our universe requirements, and were therefore not investment candidates. These factors, while short-term in nature, make comparisons to the S&P MidCap 400 Index more difficult to interpret.

During the period, corporations continued to report pressures on profit margins and earnings. This factor -- coupled with declining stock prices, credit restraint by banks and the strong U.S. dollar -- continued to hold back demand and output. As a result, earnings growth expectations for the S&P MidCap 400 Index declined from approximately 15% to roughly 4%.

In technology, however, the manager expects earnings growth rates to be reduced further. Orders for technology equipment decreased dramatically during the period. In the manager's opinion, it will take some time for information technology companies to work through excess inventory. Technology now represents 19% (market-cap-weighted) of the S&P MidCap 400 Index, down from almost 26% in October 2000. As the largest sector in the S&P MidCap 400 Index, it is important that technology begin to show improving fundamentals.

At the same time that many corporations took capital spending to new highs (i.e., close to 14% of Gross Domestic Product ("GDP")/4/, many consumers came to view the stock market as a sure bet, and a safe place to invest the bulk of their savings. Investors who utilized credit to keep pace with their paper gains are

--------
4 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


    3 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders now having to face their excesses. Corporations, too, are now facing the problem of excess inventory -- inventory produced when the business outlook was better, and which will likely take several months to work through.

In spite of these problems, there is good news. During the period, the Fed, hoping to stimulate the weak economy, reduced interest rates a total of 200 basis points/5/, with an indication that further rate decreases may follow. In addition, the stock market now appears to be fairly valued relative to bonds for the first time since 1996. This, coupled with the hint that negative earnings revisions appear to have bottomed out around the end of January 2001, could help stabilize the market. The manager believes that Fed policy may be the key to U.S. market performance going forward.

Over the last few months, mid-cap stocks have performed quite well versus the Standard & Poor's 500 Index ("S&P 500")/6/. Additionally, the Portfolio has benefited from its holdings in quality companies that have begun to receive greater recognition from investors and investment research firms. And while no assurances can be made, the manager expects mid-cap stocks to continue to outperform large-cap stocks for the next couple of years. This is based upon his expectation that earnings growth for mid-cap stocks will be higher than that for large-cap stocks. In fact, Wall Street consensus on estimated growth rates for the S&P MidCap 400 Index for 2001 and 2002 is 4% and 21%, respectively, versus -3% and 19%, respectively, for the S&P 500.

As of April 30, 2001, the median market capitalization of stocks held by the Portfolio was approximately $6 billion, with the top ten names representing about 18% of net assets. The Portfolio's largest sector concentrations were in finance, technology and industrial services. While the manager continues to emphasize these sectors, he has increased his weighting in the industrial services sector at the same time he has reduced his technology weighting. Underweighting the technology sector during the period continued to benefit the Portfolio as many technology stocks recorded value declines ranging from 20% to 40%.

The Portfolio's largest holdings represented a number of industries -- all of which share inherent competitive advantages that the manager expects will result in stable, consistent growth. For example, Ambac Financial Group and Arthur J. Gallagher & Co. are leaders in the insurance industry. Pepsi Bottling should

--------
5 A basis point is 0.01% or one one-hundredth of a percent.
6 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


    4 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders continue to benefit from a strong portfolio of products, especially in, the non-carbonated category (e.g., Aquafina). Harley Davidson, the number one manufacturer of heavyweight touring motorcycles, is benefiting from continued strong demand. Lastly, SPX Corporation is a high-quality multi-industry player with a portfolio of some 15 niche businesses in markets in which it is typically the number one or two operator.

The manager and his investment team have managed the Portfolio with a "steady hand" in these admittedly trying times. They have avoided making aggressive bets on any particular stock or sector. Their predominant theme is diversification across sectors, industries and individual stocks. Although the market has been extremely volatile, the manager's focus on buying and holding high-quality, well-managed and well-positioned companies should help the Portfolio weather the market correction. The manager has built a portfolio that follows a lower risk, growth-oriented strategy by owning what he believes are the blue chip stocks of tomorrow.

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. We look forward to helping you pursue your investment goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

May 14, 2001

Please note that the information provided in this letter represents the opinions of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 10 through 18 for a list and percentage breakdown of the Portfolios' holdings. Also, please note any discussion of the Portfolios' holdings is as of April 30, 2001 and is subject to change.

    5 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                   Smith Barney Aggressive Growth Portfolio


 Historical Performance



                       Net Asset Value
                     -------------------
                     Beginning  End      Income    Return       Total
        Period Ended of Period of Period Dividends of Capital Returns+

        ----------------------------------------------------------------
        4/30/01      $15.03    $13.94    $0.00     $0.00      (7.25)%++
        ---------------------------------------------------------------
        10/31/00      10.00     15.03     0.00      0.01      50.41
        ---------------------------------------------------------------
          Total                          $0.00     $0.01
        ---------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++              (7.25)%
-----------------------------------------------
11/1/99* through 4/30/01                24.93
-----------------------------------------------

 Cumulative Total Return+

11/1/99-* through 4/30/01               39.51%
----------------------------------------------
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    6 Travelers Series Fund, Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                   Smith Barney Aggressive Growth Portfolio
                      vs. the Russell 2500 Growth Index+

           --------------------------------------------------------

                          November 1999 -- April 2001

                                    [CHART]
                        Smith Barney                Russell 2500
                Aggressive Growth Portfolio         Growth Index
11/1/99                 10,000                         10,000
1/31/2000               12,520                         13,130
4/30/2000               13,380                         13,722
7/31/2000               14,651                         12,994
10/31/2000              15,041                         12,888
1/31/2001               15,101                         11,798
4/30/2001               13,951                         10,226

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    7 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                      Smith Barney Mid Cap Core Portfolio


 Historical Performance



                           Net Asset Value
                         -------------------
                         Beginning  End      Income    Return       Total
Period Ended             of Period of Period Dividends of Capital Returns+

----------------------------------------------------------------------------
4/30/01                  $14.22    $12.95    $0.05     $0.00      (8.60)%++
---------------------------------------------------------------------------
10/31/00                  10.00     14.22     0.01      0.00      42.36
---------------------------------------------------------------------------
 Total                                       $0.06     $0.00
---------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 Average Annual Total Returns+

Six Months Ended 4/30/01++                        (8.60)%
---------------------------------------------------------
11/1/99* through 4/30/01                          19.24
---------------------------------------------------------

 Cumulative Total Return+

11/1/99-* through 4/30/01                         30.11%
--------------------------------------------------------
+  Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


    8 Travelers Series Fund, Inc. | 2001 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)


                  Growth of $10,000 Invested in Shares of the
                      Smith Barney Mid Cap Core Portfolio
                  vs. the Standard & Poor's MidCap 400 Index+

           --------------------------------------------------------

                          November 1999 -- April 2001

         [CHART]
                           Smith Barney             Standard & Poor's
                        Mid Cap Portfolio           MidCap 400 Index
         11/1/99             10,000                     10,000
         1/31/2000           11,493                     10,805
         4/30/2000           12,944                     12,057
         7/31/2000           13,605                     12,236
         10/31/2000          14,236                     13,016
         1/31/2001           13,805                     13,243
         4/30/2001           13,011                     12,834




+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Mid Cap Core Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2001. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


    9 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited)                            April 30, 2001


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


   SHARES                        SECURITY                         VALUE

 ------------------------------------------------------------------------------
   COMMON STOCK -- 91.6%
 Biotechnology -- 20.4%
    162,500 Alkermes, Inc.*                                    $ 4,979,000
    206,245 Amgen Inc.*                                         12,609,819
    243,850 Chiron Corp.*                                       11,707,238
    151,400 COR Therapeutics, Inc.*                              4,693,400
     43,200 Genentech, Inc.*                                     2,268,000
            Genzyme Corp.:
     11,574   Biosurgery Division*                                  54,977
    106,950   General Division*                                 11,654,342
        500   Molecular Oncology Division*                           5,450
    211,000 ImClone Systems Inc.*                                8,537,060
      2,300 Nabi*                                                   14,490
 -----------------------------------------------------------------------------
                                                                56,523,776
 -----------------------------------------------------------------------------
 Broadcasting/Cable -- 15.0%
    516,400 AT&T Corp. -- Liberty Media Corp., Class A Shares*   8,262,400
    135,000 Cablevision Systems Corp., Class A Shares*           9,281,250
     55,000 Cablevision Systems Corp., Rainbow Media Group*      1,163,250
            Comcast Corp.:
        200   Class A Shares*                                        8,630
    275,260   Class A Special Shares*                           12,086,667
    204,699 Viacom Inc., Class A Shares*                        10,656,630
     16,200 World Wrestling Federation Entertainment, Inc.*        220,806
 -----------------------------------------------------------------------------
                                                                41,679,633
 -----------------------------------------------------------------------------
 Communications -- 1.7%
    150,000 Adaptive Broadband Corp.*                              142,500
     32,250 Arch Wireless, Inc.*                                     9,997
    140,000 AT&T Corp.                                           3,119,200
    116,100 C-COR.net Corp.*                                       835,920
     18,200 Nokia Oyj ADR                                          622,258
 -----------------------------------------------------------------------------
                                                                 4,729,875
 -----------------------------------------------------------------------------
   Computer Hardware -- 2.6%
      1,113 EMC Corp.                                               44,075
    209,076 Maxtor Corp.*                                        1,655,882
    242,000 Quantum Corp. -- DLT & Storage Systems*              2,758,800
    100,000 Sandisk Corp.*                                       2,686,000
 -----------------------------------------------------------------------------
                                                                 7,144,757
 -----------------------------------------------------------------------------
   Computer Software/Internet -- 6.7%
    235,367 AOL Time Warner Inc.*                               11,886,033
     20,000 DSP Group Inc.                                         433,600
        200 Juniper Networks, Inc.*                                 11,806
     16,132 Microsoft Corp.*                                     1,092,943


                      See Notes to Financial Statements.



    10 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


           SHARES                  SECURITY                   VALUE

         ---------------------------------------------------------------
         Computer Software/Internet -- 6.7% (continued)
            105,000 RSA Security Inc.*                     $ 3,360,000
              1,744 Sun Microsystems, Inc.*                     29,857
             75,000 Verity, Inc.*                            1,689,000
         --------------------------------------------------------------
                                                            18,503,239
         --------------------------------------------------------------
         Diversified Technology -- 1.5%
              1,500 Drexler Technology Corp.*                   16,575
             12,400 Excel Technology, Inc.*                    265,856
              6,300 GenRad, Inc.                                45,675
            267,965 TyCom, Ltd.*                             3,882,813
         --------------------------------------------------------------
                                                             4,210,919
         --------------------------------------------------------------
         Drug Delivery/Testing -- 4.8%
                600 Advanced Polymer Systems, Inc.*              1,710
              1,400 Albany Molecular Research, Inc.*            44,142
            157,600 ALZA Corp.*                              7,205,472
              5,400 Cygnus, Inc.*                               35,910
            140,000 King Pharmaceuticals, Inc.*              5,898,200
         --------------------------------------------------------------
                                                            13,185,434
         --------------------------------------------------------------
         Electronic - Military -- 1.4%
             49,400 L-3 Communications Holdings, Inc.*       3,816,150
         --------------------------------------------------------------
         Healthcare - Miscellaneous -- 0.5%
                100 Biosite Diagnostics Inc.*                    4,945
            173,000 Nanogen, Inc.*                           1,211,000
                800 Tularik Inc.*                               17,344
         --------------------------------------------------------------
                                                             1,233,289
         --------------------------------------------------------------
         Investment Banking & Other Financials -- 8.7%
             16,500 Astoria Financial Corp.                    954,690
                100 The Goldman Sachs Group, Inc.                9,110
            164,800 Lehman Brothers Holdings Inc.           11,989,200
              4,400 Merrill Lynch & Co., Inc.                  271,480
            195,000 Nasdaq-100 Index Tracking Stock          8,999,250
             14,800 Neuberger Berman Inc.                    1,058,644
             36,600 Roslyn Bancorp, Inc.                       933,666
         --------------------------------------------------------------
                                                            24,216,040
         --------------------------------------------------------------
         Managed Healthcare Providers -- 2.8%
            117,500 UnitedHealth Group Inc.                  7,693,900
         --------------------------------------------------------------
         Multi-Industry -- 4.0%
                200 The Source Information Management Co.*         796
            209,800 Tyco International Ltd.                 11,197,026
         --------------------------------------------------------------
                                                            11,197,822
         --------------------------------------------------------------


                      See Notes to Financial Statements.



    11 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


     SHARES                        SECURITY                        VALUE

   ---------------------------------------------------------------------------
   Oil Field Equipment/Services -- 4.0%
       115,800 Core Laboratories N.V.*                          $  2,765,304
       168,150 Grant Prideco, Inc.*                                3,363,000
        86,450 Weatherford International, Inc.*                    5,033,984
   --------------------------------------------------------------------------
                                                                  11,162,288
   --------------------------------------------------------------------------
   Pharmaceuticals -- 10.6%
       196,900 Forest Laboratories, Inc.*                         12,040,435
       223,806 IDEC Pharmaceuticals Corp.*                        11,011,255
       224,750 Isis Pharmaceuticals, Inc.*                         2,472,250
         7,303 Pfizer Inc.                                           316,220
         3,490 Pharmacia Corp.                                       182,387
        51,200 SICOR Inc.*                                           763,392
        64,400 Vertex Pharmaceuticals Inc.*                        2,483,264
   --------------------------------------------------------------------------
                                                                  29,269,203
   --------------------------------------------------------------------------
   Semiconductors -- 6.9%
       229,000 Cirrus Logic, Inc.*                                 3,723,540
       197,334 Intel Corp.                                         6,099,594
       201,800 Micron Technology, Inc.                             9,157,684
        10,300 Standard Microsystems Corp.*                          144,200
   --------------------------------------------------------------------------
                                                                  19,125,018
   --------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $259,336,325)                            253,691,343
   --------------------------------------------------------------------------
   WARRANTS                        SECURITY                        VALUE

   ---------------------------------------------------------------------------
   WARRANTS -- 0.0%
         7,200 Arch Communications Group, Inc., Expire 9/1/01*
               (Cost -- $14,400)                                         158
   --------------------------------------------------------------------------
      FACE
     AMOUNT                        SECURITY                        VALUE

   ---------------------------------------------------------------------------
   CORPORATE BONDS & NOTES -- 0.0%
   Financial Services -- 0.0%
   $     5,000 Pemex Finance Ltd., Notes, 9.030% due 2/15/11           5,249
        10,000 Popular North American Inc., Company Guaranteed,
                6.875% due 6/15/01                                    10,028
   --------------------------------------------------------------------------
                                                                      15,277
   --------------------------------------------------------------------------
               TOTAL CORPORATE BONDS & NOTES
               (Cost -- $15,316)                                      15,277
   --------------------------------------------------------------------------
               SUB-TOTAL INVESTMENTS
               (Cost -- $259,366,041)                            253,706,778
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



    12 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

   FACE
  AMOUNT                           SECURITY                            VALUE

----------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.4%
$23,345,000 Goldman, Sachs & Co., 4.460% due 5/1/01; Proceeds at
             maturity -- $23,347,892; (Fully collateralized by U.S.
             Treasury Bills, Notes & Bonds, 0.000% to 15.750%
             due 5/3/01 to 2/15/31; Market value -- $23,811,908)
             (Cost -- $23,345,000)                                  $ 23,345,000
---------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $282,711,041**)                                $277,051,778
---------------------------------------------------------------------------------

* Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


    13 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001


                      SMITH BARNEY MID CAP CORE PORTFOLIO

SHARES                     SECURITY                        VALUE

--------------------------------------------------------------------
COMMON STOCK -- 84.4%
Automobiles -- 1.7%
  8,575 Harley-Davidson, Inc.                           $   395,222
-------------------------------------------------------------------
Banking -- 3.6%
  4,630 Commerce Bancorp, Inc.                              319,470
    394 M&T Bank Corp.                                       28,191
  8,600 North Fork Bancorporation, Inc.                     228,330
  2,630 State Street Corp.                                  272,941
-------------------------------------------------------------------
                                                            848,932
-------------------------------------------------------------------
Broadcast Media -- 3.8%
  3,900 Cablevision Systems Corp., Class A Shares*          268,125
  1,975 Cablevision Systems Corp., Rainbow Media Group*      41,771
  3,350 Entercom Communications Corp.*                      152,827
  2,300 Gemstar-TV Guide International, Inc.*                95,496
  6,330 Imax Corp.*                                          17,344
  7,600 Univision Communications, Inc., Class A Shares*     332,196
-------------------------------------------------------------------
                                                            907,759
-------------------------------------------------------------------
Communications - Equipment -- 0.4%
 12,450 ADC Telecommunications, Inc.*                        93,500
-------------------------------------------------------------------
Computer Hardware -- 1.6%
  9,450 Apple Computer, Inc.*                               240,881
  2,275 Lexmark International, Inc., Class A Shares*        139,753
-------------------------------------------------------------------
                                                            380,634
-------------------------------------------------------------------
Computer Software -- 7.2%
  4,974 Advent Software, Inc.*                              278,445
  4,650 Citrix Systems, Inc.*                               132,060
  6,960 Electronic Arts Inc.*                               394,075
  6,100 Fiserv, Inc.*                                       337,574
  3,200 Mercury Interactive Corp.*                          211,680
  4,890 Siebel Systems, Inc.*                               222,886
  2,527 VERITAS Software Corp.*                             150,635
-------------------------------------------------------------------
                                                          1,727,355
-------------------------------------------------------------------
Electronics - Instruments -- 7.9%
  6,250 AES Corp.                                           297,937
  2,900 Applied Micro Circuits Corp.*                        75,458
  4,550 Calpine Corp.*                                      259,304
  3,250 DPL Inc.                                            100,717
  5,150 Jabil Circuit, Inc.*                                149,556
  3,650 Mirant Corp.*                                       148,920
  7,568 Molex, Inc., Class A Shares                         239,906
  5,650 National Semiconductor Corp.*                       162,720
  4,250 Sanmina Corp.*                                      123,888


                      See Notes to Financial Statements.


    14 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                       SECURITY                         VALUE

     -----------------------------------------------------------------------
     Electronics - Instruments -- 7.9% (continued)
       5,200 Symbol Technologies, Inc.                           $  163,800
       3,050 Teco Energy, Inc.                                       97,570
       2,000 Vitesse Semiconductor Corp.*                            67,800
     ----------------------------------------------------------------------
                                                                  1,887,576
     ----------------------------------------------------------------------
     Electronics - Semiconductors -- 2.1%
       2,620 Maxim Integrated Products, Inc.*                       133,882
       7,250 The Montana Power Co.                                   90,335
       3,000 Novellus Systems, Inc.*                                165,450
       2,200 Xilinx, Inc.*                                          104,434
     ----------------------------------------------------------------------
                                                                    494,101
     ----------------------------------------------------------------------
     Entertainment -- 0.4%
       3,900 Carnival Corp.                                         103,350
     ----------------------------------------------------------------------
     Financial Services -- 1.8%
       7,810 Ambac Financial Group, Inc.                            420,256
     ----------------------------------------------------------------------
     Foods -- 2.5%
       3,950 Hain Celestial Group, Inc.*                             98,829
       3,100 Hormel Foods Corp.                                      63,922
      10,600 Pepsi Bottling Group, Inc.                             424,212
     ----------------------------------------------------------------------
                                                                    586,963
     ----------------------------------------------------------------------
     Healthcare - Drugs -- 3.2%
       5,200 Affymetrix, Inc.*                                      171,860
       3,500 Forest Laboratories, Inc.*                             214,025
       1,850 Protein Design Labs, Inc.*                             118,863
      10,176 Sepracor Inc.*                                         268,239
     ----------------------------------------------------------------------
                                                                    772,987
     ----------------------------------------------------------------------
     Household Furniture & Apparel -- 1.0%
       3,700 Alberto-Culver Co., Class B Shares                     128,205
       4,200 Bed Bath & Beyond Inc.*                                118,944
     ----------------------------------------------------------------------
                                                                    247,149
     ----------------------------------------------------------------------
     Insurance - Brokers -- 1.6%
      14,886 Arthur J. Gallagher & Co.                              375,424
     ----------------------------------------------------------------------
     Insurance - Life -- 2.7%
       9,638 Annuity & Life Re Holdings, Ltd.+                      287,694
       2,005 Everest Re Group, Ltd.                                 128,019
       5,426 Nationwide Financial Services, Inc., Class A Shares    222,249
     ----------------------------------------------------------------------
                                                                    637,962
     ----------------------------------------------------------------------
     Insurance - Property -- 2.1%
       6,562 ACE Ltd.                                               234,263
       3,860 XL Capital, Ltd., Class A Shares                       273,288
     ----------------------------------------------------------------------
                                                                    507,551
     ----------------------------------------------------------------------


                      See Notes to Financial Statements.


    15 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                       SECURITY                         VALUE

     -----------------------------------------------------------------------
     Internet Services -- 0.9%
       1,800 CheckFree Corp.*                                    $   71,712
       3,600 DoubleClick Inc.*                                       44,424
         850 Juniper Networks, Inc.*                                 50,176
       3,650 KPMG Consulting Inc.*                                   56,977
     ----------------------------------------------------------------------
                                                                    223,289
     ----------------------------------------------------------------------
     Investment Bankers - Brokers -- 2.3%
       1,550 Capital One Financial Corp.                             97,433
       2,300 Lehman Brothers Holdings Inc.                          167,325
       2,390 Providian Financial Corp.                              127,387
       5,287 Waddell & Reed Financial, Inc., Class A Shares         160,846
     ----------------------------------------------------------------------
                                                                    552,991
     ----------------------------------------------------------------------
     Manufacturing -- 4.3%
       3,200 Air Products & Chemicals, Inc.                         137,568
       1,850 American Standard Cos., Inc.*                          111,462
       2,500 American Water Works Co., Inc.                          77,500
       3,480 Engelhard Corp.                                         89,471
       1,450 General Dynamics Corp.                                 111,766
       2,100 Praxair, Inc.                                           99,393
       2,950 Sealed Air Corp.*                                      114,460
       5,450 Waters Corp.*                                          284,490
     ----------------------------------------------------------------------
                                                                  1,026,110
     ----------------------------------------------------------------------
     Medical Products & Services -- 6.3%
       7,350 Health Management Associates, Inc., Class A Shares*    131,712
       5,600 IVAX Corp.                                             224,280
       2,150 King Pharmaceuticals, Inc.*                             90,580
       2,100 Lincare Holdings Inc.*                                 104,727
       2,005 MedImmune, Inc.*                                        78,496
       1,500 Quest Diagnostics Inc.*                                184,800
       5,325 Stryker Corp.                                          315,719
         950 Universal Health Services, Inc., Class B Shares         85,272
       3,050 Wellpoint Health Networks Inc.*                        299,663
     ----------------------------------------------------------------------
                                                                  1,515,249
     ----------------------------------------------------------------------
     Oil - Domestic -- 1.6%
       4,400 Anadarko Petroleum Corp.                               284,328
       1,350 Murphy Oil Corp.                                       110,700
     ----------------------------------------------------------------------
                                                                    395,028
     ----------------------------------------------------------------------
     Oil/Gas Drilling & Equipment -- 2.1%
       7,630 Diamond Offshore Drilling, Inc.                        335,109
       4,755 Newfield Exploration Co.*                              171,180
     ----------------------------------------------------------------------
                                                                    506,289
     ----------------------------------------------------------------------


                      See Notes to Financial Statements.


    16 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                      SMITH BARNEY MID CAP CORE PORTFOLIO

             SHARES               SECURITY                 VALUE

            --------------------------------------------------------
            Oil Well Equipment & Service -- 4.3%
               4,565 BJ Services Co.*                    $  375,471
               4,360 Cooper Cameron Corp.*                  274,941
               6,600 Weatherford International, Inc.*       384,318
            -------------------------------------------------------
                                                          1,034,730
            -------------------------------------------------------
            Pharmaceuticals -- 1.2%
               3,300 ImClone Systems Inc.*                  133,518
               4,150 Millennium Pharmaceuticals, Inc.*      154,380
            -------------------------------------------------------
                                                            287,898
            -------------------------------------------------------
            Pipelines -- 2.9%
               6,100 Dynegy Inc., Class A Shares            352,885
               4,873 El Paso Corp.+                         335,314
            -------------------------------------------------------
                                                            688,199
            -------------------------------------------------------
            Real Estate Investment Trusts -- 0.9%
               6,700 IndyMac Bancorp, Inc.                  153,430
               2,707 The St. Joe Co.                         66,565
            -------------------------------------------------------
                                                            219,995
            -------------------------------------------------------
            Retail - Department -- 0.9%
               6,275 Dollar Tree Stores, Inc.*              131,273
               1,850 Federated Department Stores, Inc.*      79,513
            -------------------------------------------------------
                                                            210,786
            -------------------------------------------------------
            Retail - Specialty -- 1.5%
               3,170 Best Buy Co., Inc.*                    174,508
               4,400 Darden Restaurants, Inc.               120,164
               1,950 Williams-Sonoma, Inc.*                  58,637
            -------------------------------------------------------
                                                            353,309
            -------------------------------------------------------
            Savings & Loan -- 0.5%
               2,950 Countrywide Credit Industries, Inc.    125,877
            -------------------------------------------------------
            Services - Commercial & Construction -- 3.8%
               4,350 Convergys Corp.*                       158,775
               5,150 Ecolab, Inc.                           194,825
               4,820 SPX Corp.                              542,780
            -------------------------------------------------------
                                                            896,380
            -------------------------------------------------------
            Services - Computer Systems -- 2.0%
              10,014 FactSet Research Systems Inc.*         355,497
               3,825 Intuit Inc.*                           122,553
            -------------------------------------------------------
                                                            478,050
            -------------------------------------------------------


                      See Notes to Financial Statements.


    17 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Schedules of Investments (unaudited) (continued)                April 30, 2001



                      SMITH BARNEY MID CAP CORE PORTFOLIO

         SHARES                    SECURITY                      VALUE

       -------------------------------------------------------------------
       Telecommunications - Long Distance -- 3.9%
            2,400 Amdocs Ltd.*                                $   141,360
              925 COLT Telecom Group PLC, Sponsored ADR*           50,412
            2,000 Comverse Technology, Inc.*                      137,000
              185 Inrange Technologies Corp., Class B Shares*       2,821
            4,870 L-3 Communications Holdings, Inc.*              376,208
            3,050 Time Warner Telecom Inc., Class A Shares*       154,483
            4,535 TyCom, Ltd.*                                     65,712
       ------------------------------------------------------------------
                                                                  927,996
       ------------------------------------------------------------------
       Trucking -- 1.4%
            3,850 CNF Inc.                                        118,041
            8,200 Knightsbridge Tankers Ltd.                      205,820
       ------------------------------------------------------------------
                                                                  323,861
       ------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $19,007,428)                        20,152,758
       ------------------------------------------------------------------
          FACE
         AMOUNT                    SECURITY                      VALUE

       -------------------------------------------------------------------

REPURCHASE AGREEMENT -- 15.6%
$3,714,000 Goldman, Sachs & Co., 4.460% due 5/1/01; Proceeds at
            maturity -- $3,714,460; (Fully collateralized by U.S. Treasury Bills,
            Notes & Bonds, 0.000% to 15.750% due 5/3/01 to 2/15/31;
            Market value -- $3,788,281) (Cost -- $3,714,000)                        3,714,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $22,721,428**)                                                $23,866,758
---------------------------------------------------------------------------------------------

 * Non-income producing security.
 + All or a portion of this security has been segregated as collateral for futures contract commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.






                      See Notes to Financial Statements.


    18 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Assets and Liabilities (unaudited)                April 30, 2001


                                                             Smith Barney      Smith Barney
                                                             Aggressive Growth Mid Cap Core
                                                               Portfolio        Portfolio

--------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $259,366,041
   and $19,007,428, respectively)                            $253,706,778      $20,152,758
  Repurchase agreements, at value (Cost -- $23,345,000
   and $3,714,000, respectively)                               23,345,000        3,714,000
  Cash                                                                 --              306
  Receivable for Fund shares sold                                      --          185,244
  Dividends and interest receivable                                17,270           16,788
  Receivable from broker -- variation margin                           --           10,200
  Prepaid expenses                                                 39,637               --
-------------------------------------------------------------------------------------------
  Total Assets                                                277,108,685       24,079,296
-------------------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                         198,573            3,112
  Payable to bank                                                     953               --
  Payable for securities purchased                                     --        1,252,475
  Accrued expenses                                                104,222           27,657
-------------------------------------------------------------------------------------------
  Total Liabilities                                               303,748        1,283,244
-------------------------------------------------------------------------------------------
Total Net Assets                                             $276,804,937      $22,796,052
-------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                $        199      $        18
  Capital paid in excess of par value                         282,862,469       22,157,233
  Undistributed net investment income                                  --           42,688
  Accumulated net investment loss                                (327,213)              --
  Accumulated net realized loss from security transactions
   and futures contracts                                          (71,255)        (658,658)
  Net unrealized appreciation (depreciation) of investments
   and futures contracts                                       (5,659,263)       1,254,771
-------------------------------------------------------------------------------------------
Total Net Assets                                             $276,804,937      $22,796,052
-------------------------------------------------------------------------------------------
Shares Outstanding                                             19,857,109        1,759,684
-------------------------------------------------------------------------------------------
Net Asset Value                                                    $13.94           $12.95
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    19 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Operations (unaudited)


For the Six Months Ended April 30, 2001

                                                            Smith Barney      Smith Barney
                                                            Aggressive Growth Mid Cap Core
                                                              Portfolio        Portfolio

-------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                  $    466,805      $    79,276
  Dividends                                                       71,240           51,326
  Less: Foreign withholding tax                                     (677)              --
------------------------------------------------------------------------------------------
  Total Investment Income                                        537,368          130,602
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                       830,822           67,541
  Shareholder communications                                       8,388            5,469
  Shareholder and system servicing fees                            7,656            7,234
  Audit and legal                                                  7,474            1,982
  Custody                                                          6,426           11,555
  Directors' fees                                                  1,667            1,393
  Other                                                            2,148            2,444
-------------------------------------------------------------------------------------------
  Total Expenses                                                 864,581           97,618
  Less: Management fee waiver (Note 2)                                --          (12,067)
-------------------------------------------------------------------------------------------
  Net Expenses                                                   864,581           85,551
-------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                    (327,213)          45,051
-------------------------------------------------------------------------------------------
  REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FUTURES CONTRACTS (NOTES 3 AND 5):
  Realized Loss From:
   Security transactions (excluding short-term securities)       (71,255)        (347,990)
   Futures contracts                                                  --         (261,875)
-------------------------------------------------------------------------------------------
  Net Realized Loss                                              (71,255)        (609,865)
-------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
   (Depreciation) (Note 8)                                   (11,725,364)        (865,657)
-------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                (11,796,619)      (1,475,522)
-------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                      $(12,123,832)     $(1,430,471)

-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


    20 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000(a)


Smith Barney Aggressive Growth Portfolio              2001          2000

------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                              $   (327,213) $    (93,666)
 Net realized gain (loss)                              (71,255)       35,728
 (Increase) decrease in net unrealized
   depreciation                                    (11,725,364)    6,066,101
-----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From
   Operations                                      (12,123,832)    6,008,163
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Capital                                                    --        (4,004)
-----------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                             --        (4,004)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
 Net proceeds from sale of shares                  115,480,448   160,121,916
 Net assets of shares issued in connection with
   the transfer of CitiSelect VIP Folio 400
   Growth and CitiSelect VIP Folio 500 Growth
   Plus (Note 8)                                    10,290,400            --
 Net asset value of shares issued for
   reinvestment of dividends                                --         4,004
 Cost of shares reacquired                          (1,394,966)   (1,577,192)
-----------------------------------------------------------------------------
 Increase in Net Assets From Fund Share
   Transactions                                    124,375,882   158,548,728
-----------------------------------------------------------------------------
Increase in Net Assets                             112,252,050   164,552,887
NET ASSETS:
 Beginning of period                               164,552,887            --
-----------------------------------------------------------------------------
 End of period*                                   $276,804,937  $164,552,887
-----------------------------------------------------------------------------
* Includes accumulated net investment loss of:    $   (327,213)           --
-----------------------------------------------------------------------------
(a) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.


                      See Notes to Financial Statements.


    21 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Statements of Changes in Net Assets


For the Six Months Ended April 30, 2001 (unaudited) and the Year Ended October 31, 2000(a)

Smith Barney Mid Cap Core Portfolio                                   2001         2000

--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                         $    45,051  $    66,661
  Net realized loss                                                (609,865)     (48,793)
  Increase (decrease) in net unrealized appreciation               (865,657)   2,120,428
--------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations              (1,430,471)   2,138,296
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (64,018)      (5,006)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (64,018)      (5,006)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                               10,150,863   16,601,167
  Net asset value of shares issued for reinvestment of dividends      64,018        5,006
  Cost of shares reacquired                                      (3,422,244)  (1,241,559)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions             6,792,637   15,364,614
--------------------------------------------------------------------------------------------
Increase in Net Assets                                              5,298,148   17,497,904
NET ASSETS:
  Beginning of period                                            17,497,904           --
--------------------------------------------------------------------------------------------
  End of period*                                                $22,796,052  $17,497,904

--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $42,688      $61,655

--------------------------------------------------------------------------------------------

(a) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.


                      See Notes to Financial Statements.


    22 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Notes to Financial Statements (unaudited)



1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, formerly known as Smith Barney Mid Cap Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios:
Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, formerly known as Smith Barney International Equity, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Global High Yield, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between


    23 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 2000, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Smith Barney Aggressive Growth Portfolio a portion of overdistributed net investment income amounting to $57,938, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as, SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Core Portfolio ("SBMCC"). SBAG and SBMCC pay SBFM a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Portfolio. For the six months ended April 30, 2001, SBFM waived a portion of its management fee in the amount of $12,067 for SBMCC.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts


    24 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders and is paid by CFTC. For the six months ended April 30, 2001, each Portfolio paid transfer agent fees of $2,500 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the primary broker for its portfolio agency transactions. For the six months ended April 30, 2001, SSB received brokerage commissions totaling $10,731.

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the six months ended April 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                        Smith Barney      Smith Barney
                                        Aggressive Growth Mid Cap Core
                                         Portfolio         Portfolio

-----------------------------------------------------------------------
Purchases                               $99,461,740       $11,276,358
----------------------------------------------------------------------
Sales                                     5,688,767         3,700,993
----------------------------------------------------------------------

At April 30, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        Smith Barney      Smith Barney
                                        Aggressive Growth Mid Cap Core
                                          Portfolio        Portfolio

-----------------------------------------------------------------------
Gross unrealized appreciation           $ 24,624,348      $ 2,654,891
Gross unrealized depreciation            (30,283,611)      (1,509,561)
----------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)                         $ (5,659,263)     $ 1,145,330
----------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of


    25 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2001, the Portfolios did not have any securities on loan.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At April 30, 2001, SBMCC had the following open futures contracts:

                     # of                   Basis      Market   Unrealized
                     Contracts Expiration   Value      Value      Gain

---------------------------------------------------------------------------
Purchased Contracts:
S&P MidCap 400       8         6/01       $1,940,359 $2,049,800 $109,441
--------------------------------------------------------------------------

6. Option Contracts

SBMCC may from time to time enter into purchased call or put option contracts as well as write covered call option contracts.

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule


    26 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2001, the Portfolio did not hold any purchased call or put option contracts.

When the Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the six months ended April 30, 2001, the Portfolio did not enter into any written covered call or put option contracts.

7. Capital Loss Carryforward

At October 31, 2000, SBMCC had, for Federal income tax purposes, a capital loss carryforward of approximately $42,900, available to offset future capital gains through October 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


    27 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

8.  Transfer of Net Assets

On April 20, 2001, the Smith Barney Aggressive Growth Portfolio (''Portfolio'') acquired the assets and liabilities of the CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus ("CitiSelect Portfolios") pursuant to a plan of reorganization approved by CitiSelect shareholders. Total shares issued by the Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Portfolio on the date of the transfer are as follows:

                                                              Total Net Assets
                                             Shares Issued    of the CitiSelect Total Net Assets
Acquired CitiSelect Portfolios               by the Portfolio Portfolios        of the Portfolio

-------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 400 Growth              549,889          $7,555,473        $267,865,156
CitiSelect VIP Folio 500 Growth Plus         199,048           2,734,927         267,865,156
------------------------------------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $278,155,556. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.

9.  Capital Shares

At April 30, 2001, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                          Six Months Ended Year Ended
                                          April 30, 2001   October 30, 2000(a)

  -----------------------------------------------------------------------------
  Smith Barney Aggressive Growth
   Portfolio
  Shares sold                             8,259,431        11,051,217
  Shares issued on reinvestment                  --               333
  Net asset value of shares issued in
   connection with transfer of CitiSelect
   VIP Folio 400 and CitiSelect VIP Folio
   500                                      748,937                --
  Shares reacquired                        (102,733)         (100,076)
  ----------------------------------------------------------------------------
  Net Increase                            8,905,635        10,951,474
  ----------------------------------------------------------------------------
  Smith Barney Mid Cap Core Portfolio
  Shares sold                               776,088         1,321,458
  Shares issued on reinvestment               4,592               434
  Shares reacquired                        (251,363)          (91,525)
  ----------------------------------------------------------------------------
  Net Increase                              529,317         1,230,367
  ----------------------------------------------------------------------------
(a) Commencement of operations was November 1, 1999.



    28 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

 Financial Highlights


For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Aggressive Growth Portfolio             2001/(1)/ 2000/(2)(3)/

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $15.03       $10.00
---------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                 (0.02)       (0.03)
 Net realized and unrealized gain (loss)             (1.07)        5.07
---------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.09)        5.04
---------------------------------------------------------------------------
Less Distributions From:
 Capital                                                --        (0.01)
---------------------------------------------------------------------------
Total Distributions                                     --        (0.01)
---------------------------------------------------------------------------
Net Asset Value, End of Period                      $13.94       $15.03
---------------------------------------------------------------------------
Total Return                                         (7.25)%++    50.41%
---------------------------------------------------------------------------
Net Assets, End of Period (000s)                  $276,805     $164,553
---------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(4)/                                        0.84%+       0.99%
 Net investment loss                                 (0.32)+      (0.21)
---------------------------------------------------------------------------
Portfolio Turnover Rate                                  3%           0%
---------------------------------------------------------------------------
(1) For the six months ended April 30, 2001 (unaudited).
(2) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(3) Per share amounts have been calculated using the monthly average shares method.
(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    29 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

        Smith Barney Mid Cap Core Portfolio          2001/(1)/ 2000/(2)/

        -----------------------------------------------------------------
        Net Asset Value, Beginning of Period        $14.22      $10.00
        ----------------------------------------------------------------
        Income (Loss) From Operations:
          Net investment income/(3)/                  0.02        0.06
          Net realized and unrealized gain (loss)    (1.24)       4.17
        ----------------------------------------------------------------
        Total Income (Loss) From Operations          (1.22)       4.23
        ----------------------------------------------------------------
        Less Distributions From:
          Net investment income                      (0.05)      (0.01)
        ----------------------------------------------------------------
        Total Distributions                          (0.05)      (0.01)
        ----------------------------------------------------------------
        Net Asset Value, End of Period              $12.95      $14.22
        ----------------------------------------------------------------
        Total Return                                 (8.60)%++   42.36%
        ----------------------------------------------------------------
        Net Assets, End of Period (000s)           $22,796     $17,498
        ----------------------------------------------------------------
        Ratios to Average Net Assets:
          Expenses/(3)(4)/                            0.95%+      0.95%
          Net investment income                       0.50+       0.72
        ----------------------------------------------------------------
        Portfolio Turnover Rate                         23%         61%
        ----------------------------------------------------------------

(1) For the six months ended April 30, 2001 (unaudited).
(2) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(3) The manager has agreed to waive a portion of its management fee for the six months ended April 30, 2001 and the year ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                             Per Share Decreases to Expense Ratios
                             Net Investment Income  Without Fee Waivers
                             ---------------------  -------------------
         2001                $0.01                  1.08%+
         2000                 0.04                  1.46

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

    30 Travelers Series Fund Inc. | 2001 Semi-Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.

                  DIRECTORS               INVESTMENT MANAGER
                  Victor K. Atkins        Smith Barney Fund
                  A.E. Cohen              Management LLC
                  Robert A. Frankel
                  Michael Gellert         CUSTODIAN
                  Rainer Greeven          PFPC Trust Company
                  Susan M. Heilbron
                  Heath B. McLendon,      ANNUITY
                   Chairman               ADMINISTRATION
                                          Travelers Annuity
                  OFFICERS                Investor Services
                  Heath B. McLendon       5 State House Square
                  President and           1 Tower Square
                  Chief Executive Officer Hartford, CT 06183

                  Lewis E. Daidone
                  Senior Vice President
                  and Treasurer

                  Richard A. Freeman
                  Vice President

                  Lawrence B. Weissman
                  Vice President

                  Paul A. Brook
                  Controller

                  Christina T. Sydor
                  Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  7 World Trade Center
  New York, New York 10048



Salomon Smith Barney
A member of the Citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0896 6/01